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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 9/30/12

Item 1 - Reports to Shareholders

ANNUAL REPORT

September 30, 2012

Janus Alternative Funds

Janus Global Market Neutral Fund (liquidation basis)
Janus Global Real Estate Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

SUMMARY

Sluggish economic growth continued over the past year, spurring additional stimulus from the world’s largest central banks. We believe these actions were necessary and are bullish for risk assets, including equities and corporate credit, in the short term. However, fundamental problems remain in Europe, the U.S. is moving toward the “fiscal cliff” and China’s growth is slowing. These issues likely will keep market volatility high for the foreseeable future.

EQUITIES: ROOM TO RUN

Accommodative actions taken by the European Central Bank and the U.S. Federal Reserve (Fed) over the past 12 months have helped lift equity markets, but we’ve seen this before. When pressure builds in the form of negative economic data, central banks release the pressure valve with a new wave of stimulus. Equity markets respond favorably for a time. In reality, sluggish economic growth and market volatility will persist until politicians in Europe and the U.S. present real solutions to their economic difficulties. The good news for investors is that even in this slow-growth environment, equity markets still have room to move higher, in our opinion.

Current equity valuations are in line with historical norms and do not stand out as irrationally cheap, or overly expensive. Dividend yields still compare very favorably to long-term Treasury yields, while providing the opportunity for long-term capital appreciation. With low rates expected until 2015, there is no prospect for yield anywhere else so dividend-paying stocks could move yet higher. Meanwhile, stocks with even a hint of macroeconomic sensitivity have been overly punished. When there is more certainty that macroeconomic conditions are improving, we believe these stocks are due for a significant bounce.

In a best-case scenario, politicians will resolve the impending “fiscal cliff” (when federal government spending cuts begin in January 2013, as payroll tax breaks, long-term unemployment benefits and Bush-era income tax rates are scheduled to end) and lay out a clear path for getting budgetary issues under control. This clarity would free up capital for productive investments, spur hiring and create an explosion of economic growth that could set in motion a historic run for equity markets. This is the best case for stock growth, but less likely. Instead, politicians are likely to push forth a patchwork extension of current tax breaks and spending measures, putting off a bigger budget debate and prolonging sluggish growth. Even in this less rosy scenario equity markets could still rise, driven by dynamic businesses that find ways to grow despite government. Finding companies with the right business drivers to grow in a muddling economy is a challenge we believe favors fundamental, research-driven stock picking.

FIXED INCOME: DON’T FIGHT THE FED

Fed Chairman Ben Bernanke has made it clear that the Fed intends to overshoot, keeping monetary policy accommodative even as the U.S. economy strengthens. There remain risks on the horizon, including the fiscal cliff, China’s economic slowdown and ongoing European debt problems. The Fed also has indicated that it wants to keep interest rates low to encourage investors to move further out on the risk spectrum, beyond Treasury securities and into riskier assets such as equities and corporate credit.

We believe that fixed income risk assets – i.e. credit and MBS – will benefit in the near term from anchored short-term interest rates and the liquidity provided by additional quantitative easing. However, we are keeping an eye on the potential for rising interest rates. While the immediacy of the risk is difficult to pinpoint at present, much depends on events that unfold over the next few months. Current low yields on corporate credit, in both high yield and investment grade markets, also have us leaning toward more defensive positioning.

OUTLOOK: FACING HEADWINDS

We view recent central bank actions as moves in the right direction, and absolutely required in light of the fragility of the global economy. However, global growth is the key factor. Although valuations are being driven higher by the liquidity being poured into the market, ultimately fundamental growth is needed. Europe has taken some steps toward solving its problems, and attention now shifts to the United States. We believe that if Washington can

Janus Alternative Funds | 1

(Continued) (unaudited)

get its act together and provide clarity on fiscal and tax policy, the relief would free up capital for productive investments, spur hiring by companies and lead to strong economic growth.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was September 30, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Alternative Funds | 3

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2012

Janus Global Market Neutral Fund (unaudited)
(liquidation basis)

The Board of Trustees (“Trustees”) of the Trust has approved a plan to liquidate and terminate Janus Global Market Neutral Fund, with such liquidation effective on or about October 15, 2012 or at such other time as may be authorized by the Trustees. Termination of the Fund is expected to occur as soon as practicable following liquidation.

Janus Alternative Funds | 5

Janus Global Market Neutral Fund (unaudited) (liquidation basis)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012				per the January 27, 2012 prospectus
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Market Neutral Fund – Class A Shares(1)
NAV	2.65%	–5.12%	–0.02%	4.03%	4.00%
MOP	–3.29%	–6.24%	–0.98%

Janus Global Market Neutral Fund – Class C Shares(1)
NAV	1.91%	–5.69%	–0.66%	4.65%	4.65%
CDSC	0.98%	–5.69%	–0.66%

Janus Global Market Neutral Fund – Class I Shares(1)	2.93%	–4.81%	0.28%	3.74%	3.74%

Janus Global Market Neutral Fund – Class R Shares(1)	2.14%	–6.47%	–1.29%	4.32%	4.32%

Janus Global Market Neutral Fund – Class S Shares(1)	2.90%	–5.09%	–0.04%	4.07%	4.07%

Janus Global Market Neutral Fund – Class T Shares(1)	2.33%	–4.94%	0.17%	3.84%	3.84%

Citigroup 3-Month U.S. Treasury Bill Index	0.05%	0.64%	1.45%**

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	2.53%

Lipper Quartile – Class I Shares	3rd	4th	3rd

Lipper Ranking – based on total return for Absolute Return Funds	139/226	27/31	13/24

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | SEPTEMBER 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, real estate investment trusts (“REITs”), initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 1, 2006
**	The Citigroup 3-Month U.S. Treasury Bill Index’s since inception returns are calculated from July 31, 2006.
(1)	Closed to new investors.

Janus Alternative Funds | 7

Janus Global Market Neutral Fund (unaudited) (liquidation basis)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,042.90	$13.89

Hypothetical (5% return before expenses)	$1,000.00	$1,011.40	$13.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,040.00	$17.65

Hypothetical (5% return before expenses)	$1,000.00	$1,007.70	$17.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,044.80	$12.73

Hypothetical (5% return before expenses)	$1,000.00	$1,012.55	$12.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,041.10	$16.18

Hypothetical (5% return before expenses)	$1,000.00	$1,009.15	$15.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,042.10	$14.86

Hypothetical (5% return before expenses)	$1,000.00	$1,010.45	$14.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,040.00	$19.07

Hypothetical (5% return before expenses)	$1,000.00	$1,006.30	$18.76

†	Expenses are equal to the net annualized expense ratio of 2.72% for Class A Shares, 3.46% for Class C Shares, 2.49% for Class I Shares, 3.17% for Class R Shares, 2.91% for Class S Shares and 3.74% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | SEPTEMBER 30, 2012

Janus Global Market Neutral Fund

Schedule of Investments (liquidation basis)

As of September 30, 2012

Shares or Principal Amount		Value

Commercial Paper – 5.0%

$1,000,000	BNP Paribas Finance, Inc. 0%, 10/1/12 (cost $999,991)	$999,988

Common Stock – 56.0%
Aerospace and Defense – 2.3%
6,992	General Dynamics Corp.**	462,311
Applications Software – 2.1%
14,372	Microsoft Corp.	427,998
Brewery – 0%
342,142	Anheuser-Busch InBev N.V. – VVPR Strip*,**	440
Casino Services – 1.0%
4,300	Sankyo Co., Ltd.	200,340
Collectibles – 0.5%
3,000	Sanrio Co., Ltd.	107,549
Commercial Services – Finance – 3.4%
38,020	Western Union Co.	692,724
Electronic Components – Miscellaneous – 2.2%
12,971	TE Connectivity, Ltd. (U.S. Shares)	441,144
Engines – Internal Combustion – 0.8%
1,815	Cummins, Inc.	167,361
Enterprise Software/Services – 2.0%
12,767	Oracle Corp.	402,033
Finance – Other Services – 1.5%
5,146	CME Group, Inc.	294,866
Food – Retail – 2.9%
108,261	Tesco PLC**	580,328
Instruments – Scientific – 1.5%
5,229	Thermo Fisher Scientific, Inc.	307,622
Leisure & Recreation Products – 0.4%
19,300	Sansei Yusoki Co., Ltd.	89,549
Medical – Drugs – 4.2%
10,520	GlaxoSmithKline PLC (ADR)**	486,445
5,715	Novartis A.G. (ADR)**	350,101
		836,546
Medical – Generic Drugs – 4.9%
23,928	Teva Pharmaceutical Industries, Ltd. (ADR)	990,858
Medical – HMO – 3.1%
10,621	Aetna, Inc.**	420,592
2,995	Humana, Inc.	210,099
		630,691
Medical Products – 1.2%
4,126	Covidien PLC (U.S. Shares)**	245,167
Networking Products – 2.1%
22,250	Cisco Systems, Inc.**	424,752
Oil Companies – Exploration and Production – 1.1%
2,498	Occidental Petroleum Corp.	214,978
Oil Companies – Integrated – 3.9%
4,674	Royal Dutch Shell PLC (ADR)**	324,422
9,404	Total S.A.**	466,412
		790,834
Protection – Safety – 1.0%
6,600	Secom Joshinetsu Co., Ltd.	191,266
REIT – Mortgage – 1.5%
8,925	American Capital Agency Corp.	308,716
Semiconductor Components/Integrated Circuits – 1.7%
8,520	Analog Devices, Inc.	333,899
Super-Regional Banks – 0.8%
4,905	Wells Fargo & Co.	169,370
Telecommunication Equipment – Fiber Optics – 1.2%
18,680	Corning, Inc.	245,642
Telecommunication Services – 2.1%
21,548	Vivendi S.A.**	420,151
Theaters – 2.2%
31,490	Regal Entertainment Group – Class A	443,064
Wireless Equipment – 4.4%
17,345	Motorola Solutions, Inc.**	876,790

Total Common Stock (cost $10,791,505)		11,296,989

Corporate Bond – 1.1%
Publishing – Books – 1.1%

$275,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15 (144A) (cost $208,941)	229,281

Exchange-Traded Fund – 0.7%
Commodity – 0.7%
9,075	Sprott Physical Gold Trust (ETF) (cost $122,218)	137,940

Total Investments (total cost $12,122,655) – 62.8%		12,664,198

Security Sold Short – (1.1)%
Common Stock Sold Short – (1.1)%
Rubber – Tires – (1.1)%
2,273	Continental A.G. (proceeds $233,949)	(222,548)

Cash, Receivables and Other Assets, net of Liabilities – 38.3%		7,716,039

Net Assets – 100%		$20,157,689

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$440	0.0%
Canada	137,940	1.1%
France	886,563	7.0%
Ireland	245,167	1.9%
Israel	990,858	7.8%
Japan	588,704	4.7%
Switzerland	791,245	6.2%
United Kingdom	1,391,195	11.0%
United States	7,632,086	60.3%

Total	$12,664,198	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Germany	$(222,548)	100.0%

Total	$(222,548)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 9

Janus Global Market Neutral Fund

Schedule of Investments (liquidation basis)

As of September 30, 2012

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

HSBC Securities (USA), Inc.:
British Pound 11/8/12	90,000	$145,295	$1,015
Euro 11/8/12	400,000	514,172	4,310

Total		$659,467	$5,325

Financial Future – Short
14 Contracts	S&P 500® E-mini expires December 2012, principal amount $1,014,785, value $1,003,940, cumulative appreciation	$10,845

Total Return Swaps outstanding at September 30, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International PLC	$840,540	Fed Funds Effective plus 40 basis points	Morgan Stanley High Dividend Staples Basket	1/2/13	$7,759
Morgan Stanley & Co. International PLC	548,067	Fed Funds Effective plus 55 basis points	Morgan Stanley High Yield Financials Basket	1/2/13	(17,536)
Morgan Stanley & Co. International PLC	708,448	Fed Funds Effective plus 60 basis points	Morgan Stanley High Yield Discretionary Basket	1/2/13	(19,906)
Morgan Stanley & Co. International PLC	(784,775)	Morgan Stanley Challenged Growth Basket	Fed Funds Effective minus 30 basis points	1/2/13	1,353
Morgan Stanley & Co. International PLC	(896,988)	Morgan Stanley High Beta Cyclicals Basket	Fed Funds Effective minus 40 basis points	1/2/13	70,556
Morgan Stanley & Co. International PLC	(899,447)	Morgan Stanley High Valuations and Low- Yields Basket	Fed Funds Effective minus 50 basis points	1/2/13	49,518
Morgan Stanley & Co. International PLC	(732,277)	Morgan Stanley LDD Basket	Fed Funds Effective minus 40 basis points	1/2/13	20,145
Morgan Stanley & Co. International PLC	(583,849)	Morgan Stanley Low Dividend Healthcare Basket	Fed Funds Effective minus 30 basis points	1/2/13	(2,222)
Morgan Stanley & Co. International PLC	(1,210,196)	Morgan Stanley Low Dividend Technology Basket	Fed Funds Effective minus 55 basis points	1/2/13	46,163
Morgan Stanley & Co. International PLC	(597,118)	Morgan Stanley Zero Growth Basket	Fed Funds Effective minus 250 basis points	1/2/13	37,330
Morgan Stanley & Co. International PLC	(879,261)	Morgan Stanley European Union Low- Yield Basket	Fed Funds Effective minus 60 basis points	6/18/13	39,060
Morgan Stanley & Co. International PLC	585,001	Fed Funds Effective plus 90 basis points	Morgan Stanley Telco CCY Yield 1 Basket	7/10/13	3,066
Morgan Stanley & Co. International PLC	1,265,651	Fed Funds Effective minus 90 basis points	Morgan Stanley – JPMorgan Alerian MLP (ETN)	2/21/14	0

Total					$235,286

See Notes to Schedules of Investments and Financial Statements.

10 | SEPTEMBER 30, 2012

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe that strategic, well-managed global real estate investments can generate attractive current income and substantial long-term capital appreciation over time. Our integrated equity and fixed income research team works together to identify companies that we feel practice disciplined capital allocation and have a clear ability to grow income and create value.
Patrick Brophy portfolio manager

Performance Overview

On a relative basis, Janus Global Real Estate Fund performed well for the 12-month period ending September 30, 2012. The Fund’s Class I Shares finished the period up 33.43%, ahead of its benchmark, the FTSE/EPRA NAREIT Global Index, which gained 30.37%. The Fund also outperformed its secondary benchmark, the FTSE EPRA/NAREIT Developed Index, which gained 30.59%.

Economic Overview

Equities posted strong gains in the 12-month period, and given the still-fragile state of the global economy, perhaps it’s best to simply savor the victory without delving too much into whether it was deserved or not. We think of it as winning ugly. But maybe the market has moved beyond what we’re seeing on the immediate horizon – it is a forward-looking vehicle – and is offering a glimpse of better days ahead. After all, there has been unprecedented monetary easing from central banks throughout the world, and all of that liquidity might finally be producing the desired stimulative effects, with some of it finding its way to equity markets. Then again, the move could have just been a temporary respite brought on by Europe fatigue, or a few encouraging data points on the U.S. economy, or even the fact that the global economy has traipsed along the edge for so long without falling off the cliff. Whatever the cause, we certainly won’t complain about a rising market; we will, however, proceed with caution as we remain unconvinced that any meaningful solutions have been implemented to tackle the long-term, structural problems that have been front and center for some time now.

Our biggest concern remains debt; more specifically, sovereign debt in the developed world. Debt levels and future revenue/expense imbalances in Europe, Japan and the U.S. look unsustainable to us, and, as we have opined before, we are dismayed by the lack of political will to confront, or even constructively discuss, the tough choices that need to be made. And we don’t think we’re being alarmist. Those of us who make our living in real estate like to think we understand debt; we work in a capital intensive industry that heavily uses and often benefits from leverage. We certainly know that it can be abused. Just as there is a temptation in real estate to layer on debt to juice returns, there is a temptation in the public sector to use it to dodge what doesn’t seem politically palatable (cutting spending, curbing entitlement programs, raising taxes, etc.). In both instances, it’s about immediate gratification over long-term sustainability, and, in our view, both offer case studies in the perils of short-term thinking.

For real estate, the market serves as the ultimate enforcer, and its wrath is often more violent and protracted than anticipated. More than four years after the onset of the financial crisis, commercial real estate in the developed markets is still muddling through a painful deleveraging process. Markets, particularly the fixed-income markets, may ultimately prove the enforcer for the public sector as well. But the public sector has a lot more tools at its disposal to stave off any potential unpleasantness; it can clearly stay in denial for much longer. Right now, the tool of choice appears to be cheap money, and lots of it. We think this unprecedented liquidity is already having unintended consequences and creating market distortions, and our view is that “free-money” periods like this seldom end well. Have we already forgotten the housing bubble?

Global Real Estate Overview

It was a good 12-month period in the markets, and an even better period for global real estate, as the sector significantly outpaced the broader market (MSCI World Index). It’s impossible to pinpoint the precise reasons for this outperformance, but we would highlight the quest for yield, clearly improving fundamentals, strengthened balance sheets and the appeal of hard assets in uncertain times. We also believe that listed commercial real estate, with its unique blend of equity and fixed-income characteristics, stands out as a logical starting point for investors looking to move out the risk spectrum.

Janus Alternative Funds | 11

Janus Global Real Estate Fund (unaudited)

In the global real estate space, China, Singapore and Hong Kong were among the top relative contributors of the major markets. The U.S. also posted solid gains for the year, as did Australia and Canada. Not surprisingly, several European countries finished the year in negative territory, but the region’s three largest markets as measured by index weighting – the U.K., France and Germany – all turned in double-digit returns.

Looking at the key sectors, there were only two, homebuilding and hotels, that didn’t finish in the black. Top performers, all of which generated gains in excess of 35% for the period, included real estate development companies, industrial real estate investment trusts (REITs), specialized REITs and retail REITs.

After struggling last year, emerging markets performed much better, although several, including India, failed to keep up with the group. We continue to believe that emerging markets, particularly the larger ones like Brazil, China and India, offer significant potential for outsized value creation, even though it has become increasingly clear that in a risk-averse world, investors will be hesitant when it comes to allocating capital to these markets, and in periods of high volatility, which seem to arise with increasing frequency these days, stock moves in these markets can be gut-wrenching and the selling often appears indiscriminate.

One other trend that carried over from last year is the ongoing bifurcation between “core” and “value-add” real estate, and between “gateway/primary” and “secondary/tertiary” markets. There remains a tremendous amount of capital chasing core assets in gateway cities, which has led to further yield compression, while there is still only spotty demand for value-add real estate in secondary markets. This has caused further increases in the values of the former and stagnant values for the latter. There are signs that this valuation gap has grown sufficiently wide to stir some interest in secondary markets and lagging sectors, but for now most investors seem more comfortable paying up for blue-chip properties strategically located in gateway cities.

Strategy Overview

A year with over 30% returns should feel better. Not that we’re complaining, but the last 12 months were not a smooth, relaxing ascent under clear blue skies; they played out more like a year-long, anxiety-ridden survival course in a constant fog. It was the roller coaster, or bumper cars, not the gondola. It does, however, feel good to have survived the ride, and, as stated above, we’re fine with winning ugly, even if it requires aging in dog years.

The unsettling macro backdrop discussed above was likely the main culprit, and there were times during the year when markets seemed close to unraveling due to some unnerving issue or event, more often than not something out of Europe. As a result, the Fund was positioned relatively defensively throughout the year, carrying a more hefty cash balance and hiding out in lower-leveraged holdings. Other than the negative impacts of holding cash, that defensive posture had a largely neutral effect on relative returns, as the flight-to-quality trade went hot then cold during the period. Where the Fund generated the most outperformance was in its more opportunistic positions, usually large positions in small capitalization companies and out-of-index holdings.

Stock selection accounted for all of the Fund’s outperformance during the one-year period, and we’re encouraged that we were able to generate alpha through stock selection in all but five of the 16 countries in which the Fund was invested. Thankfully, performance was especially strong in several key geographies, namely the U.S., Australia, Brazil, and Singapore. Position weightings also helped; for example, four of the Fund’s top seven holdings returned over 40%.

Our geographic allocation hurt results. It was, however, only a modest negative, and in most cases where it proved detrimental, it was mitigated by stock selection. Yet there were several instances where it led to negative attribution for the Fund. An underweight position in Hong Kong hurt performance. Our rationale here was a lack of enthusiasm for the for-sale residential sector in both the mainland and Hong Kong. With regards to the mainland, our key concerns remain supply/misallocation of capital, lack of transparency, policy risks, leverage and burgeoning land banks. We hedged this lack of exposure to some degree with our overweight position in Singapore, our preferred means of gaining exposure to Chinese real estate.

There were a couple of other things we got right. Underweighting Japan, France and Switzerland were positives, and, on the sector front, the Fund benefitted from its underweight positions in diversified and residential REITs, and its overweighting of the industrial REITs.

We also believe that results were aided by the fact that we entered the year with an even greater emphasis on dividends. Current income has always been a key tenant of our investment philosophy, as we think it should be for any real estate strategy. Experience in private real estate and a look back at the performance of listed real estate in developed markets over longer periods of time suggest that current income (dividends) should account for a substantial percentage of the total return from stabilized

12 | SEPTEMBER 30, 2012

(unaudited)

commercial real estate. Almost all of the Fund’s holdings pay a dividend, and how companies think about and execute on returning capital to shareholders will remain a critical component of our investment analysis/process.

Derivatives

In order to capitalize on the volatility in the U.S. REIT sector, the Fund traded options during the period. We periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names, mostly core holdings of the Fund. Derivatives contributed modestly to relative results. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. It’s anticipated that there will be additional opportunities to use this options strategy, especially given the elevated volatility of late. Beyond this straight-forward, conservative approach, we don’t currently envision the Fund engaging in derivatives trading. The clear focus will remain on acquiring the best real estate equities across global markets at attractive prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

It’s not what we would prefer, but it should come as no surprise that we expect the ride to remain bumpy. We think recent trends like negative revisions to global growth forecasts, some cautious pre-announcements from companies on the frontlines of global trade, and signs that the effectiveness of further quantitative easing is waning have dashed any hopes of clear sailing ahead. Countering these negative trends is the potential for greater clarity out of the two most important economies to global growth, as November will bring the U.S. election and the formal transition of power in China. We suspect that China’s new leaders, who will have the ability to announce and implement immediate policy initiatives, will prove more likely positive catalysts, but we don’t discount the prospect of a surprise in the U.S. elections moving markets. Then there is Europe. As mentioned above, we feel like there is growing Europe fatigue, and our view is that while disaster has been averted, the effort to get the many sovereigns with their divergent interests to agree on a path forward is going to require a long slog. Accordingly, we anticipate Europe will be an ongoing source of market volatility.

Do any of these developments change our fundamental outlook on the real estate sector? No. Which leads us to the same conclusion: We continue to take comfort in the defensive qualities of the sector – long-term leases, transparent cash flows, conservative leverage, inflation hedging – and it’s apparent, at least to us, that listed commercial real estate companies, especially those that own strategic assets in key gateway cities, are increasingly taking on a safe-haven status. And we remain long-term bulls, convinced that factors ranging from demographic trends and investment objectives to growth prospects and an ongoing favorable supply-demand equation in many markets will over time generate solid returns for what is rapidly becoming a more mature and innovative asset class.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Alternative Funds | 13

Janus Global Real Estate Fund (unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CapitaLand, Ltd.	1.52%
Lexington Realty Trust	1.39%
Westfield Group	1.17%
CoreSite Realty Corp.	1.11%
Colony Financial, Inc.	1.10%

5 Bottom Performers – Equity Holdings

Contribution

PDG Realty S.A. Empreendimentos e Participacoes	–0.60%
Indiabulls Real Estate, Ltd.	–0.23%
ProShares Ultra Real Estate (ETF)	–0.14%
Powerlong Real Estate Holdings, Ltd.	–0.14%
Phoenix Mills, Ltd.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	4.77%	82.82%	98.19%
Consumer Discretionary	0.70%	7.01%	1.76%
Utilities	0.39%	1.18%	0.00%
Health Care	0.37%	0.32%	0.02%
Industrials	0.17%	1.21%	0.00%

3 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–2.56%	6.31%	0.03%
Materials	–0.26%	0.61%	0.00%
Telecommunication Services	0.14%	0.54%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

14 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

CapitaLand, Ltd. Real Estate Operating/Development	3.3%
Hang Lung Properties, Ltd. Real Estate Operating/Development	2.9%
Colony Financial, Inc. REIT – Mortgage	2.3%
Brookfield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Operating/Development	2.2%
Macerich Co. REIT – Regional Malls	2.0%

12.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 8.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Alternative Funds | 15

Janus Global Real Estate Fund (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012			per the January 27, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	32.95%	2.11%	1.49%	1.49%
MOP	25.36%	0.87%

Janus Global Real Estate Fund – Class C Shares
NAV	31.98%	1.48%	2.19%	2.19%
CDSC	30.68%	1.48%

Janus Global Real Estate Fund – Class D Shares(1)	33.21%	0.37%	1.35%	1.35%

Janus Global Real Estate Fund – Class I Shares	33.43%	2.36%	1.21%	1.21%

Janus Global Real Estate Fund – Class S Shares	32.87%	1.97%	1.63%	1.63%

Janus Global Real Estate Fund – Class T Shares	33.25%	1.12%	1.35%	1.35%

FTSE EPRA/NAREIT Global Index	30.37%	–1.02%

FTSE EPRA/NAREIT Developed Index	30.59%	–0.62%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – based on total return for Global Real Estate Funds	10/109	5/69

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

16 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

November 30, 2007 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Janus Alternative Funds | 17

Janus Global Real Estate Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,073.70	$7.67

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,069.50	$11.54

Hypothetical (5% return before expenses)	$1,000.00	$1,013.85	$11.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,075.30	$6.85

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,075.40	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,073.50	$7.72

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,075.30	$6.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

†	Expenses are equal to the net annualized expense ratio of 1.48% for Class A Shares, 2.23% for Class C Shares, 1.32% for Class D Shares, 1.07% for Class I Shares, 1.49% for Class S Shares and 1.25% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

18 | SEPTEMBER 30, 2012

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 85.7%
Building – Residential and Commercial – 0.9%
11,100	Hajime Construction Co., Ltd.	$392,669
67,900	MRV Engenharia e Participacoes S.A.	406,428
		799,097
Building and Construction – Miscellaneous – 0.2%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	191,456
Casino Hotels – 0.8%
71,975	Crown, Ltd.	679,270
Diversified Operations – 0.8%
107,700	Wharf Holdings, Ltd.	747,975
Electric – Distribution – 1.1%
557,021	Spark Infrastructure Group (144A)	941,626
Electric – Generation – 0.1%
777,953	Indiabulls Infrastructure and Power, Ltd.ß	95,142
Forestry – 0%
19,700	Sino-Forest Corp.*,ß,°°	0
Hotels and Motels – 2.2%
410,000	Overseas Union Enterprise, Ltd.	949,059
26,590	Whitbread PLC	973,700
		1,922,759
Metal – Copper – 0.6%
72,960	Copper Mountain Mining Corp.*	250,178
68,420	Copper Mountain Mining Corp. (144A)	234,611
		484,789
Real Estate Management/Services – 11.7%
681,600	AIMS AMP Capital Industrial REIT	783,321
330,436	Atrium European Real Estate, Ltd.	1,725,483
53,200	BR Malls Participacoes S.A.	738,998
8,330	Castellum A.B.	112,713
19,610	CBRE Group, Inc. – Class A*	361,020
58,068	First Capital Realty, Inc.	1,110,193
66,215	Gazit-Globe, Ltd.	723,068
7,895	Jones Lang LaSalle, Inc.	602,783
121,798	Kennedy-Wilson Holdings, Inc.	1,701,518
40,400	LPS Brasil Consultoria de Imoveis S.A.	727,459
81,000	Mitsubishi Estate Co., Ltd.	1,551,064
197,856	Songbird Estates PLC*	356,994
		10,494,614
Real Estate Operating/Development – 20.5%
2,980	Alexander & Baldwin, Inc.	87,999
129,800	BR Properties S.A.	1,694,157
58,165	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	2,007,274
1,152,500	CapitaLand, Ltd.	2,987,163
130,500	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	1,596,448
11,843	DB Realty, Ltd.*	16,011
37,900	First Juken Co., Ltd.	405,135
7,506	GAGFAH S.A.*	76,481
413,630	Global Logistic Properties, Ltd.	846,207
768,000	Hang Lung Properties, Ltd.	2,624,778
238,500	Hopewell Holdings, Ltd.	824,344
66,000	Hysan Development Co., Ltd.	300,472
162,930	Indiabulls Real Estate, Ltd.	178,098
38,000	Mitsui Fudosan Co., Ltd.	761,266
435,800	PDG Realty S.A. Empreendimentos e Participacoes	821,493
112,584	Phoenix Mills, Ltd.	421,069
113,000	Shanghai Industrial Holdings, Ltd.	335,919
1,865,500	Shui On Land, Ltd.	704,934
43,125	St. Joe Co.*	840,938
59,000	Sun Hung Kai Properties, Ltd.	864,402
		18,394,588
REIT – Apartments – 3.4%
58,670	Associated Estates Realty Corp.	889,437
11,755	Camden Property Trust	758,080
71,070	Education Realty Trust, Inc.	774,663
26,210	UDR, Inc.	650,532
		3,072,712
REIT – Diversified – 16.2%
51,743	American Assets Trust, Inc.	1,386,195
354,807	Charter Hall Group	1,059,751
42,071	CoreSite Realty Corp.	1,133,393
11,601	Digital Realty Trust, Inc.	810,330
38,410	DuPont Fabros Technology, Inc.	969,853
16,635	Entertainment Properties Trust	739,093
457,300	Fibra Uno Administracion S.A. de C.V.	1,034,448
64,674	Land Securities Group PLC	795,176
170,208	Lexington Realty Trust	1,644,209
1,394,000	Mapletree Logistics Trust	1,278,222
31,000	Morguard Real Estate Investment Trust	563,980
96,660	Segro PLC	353,960
24,860	Shaftesbury PLC	211,933
63,360	STAG Industrial, Inc.	1,030,234
4,404	Unibail-Rodamco S.E.	877,665
6,100	Vornado Realty Trust	494,405
11,000	Winthrop Realty Trust	118,580
		14,501,427
REIT – Health Care – 3.4%
25,130	Heath Care REIT, Inc.	1,451,258
11,584	LTC Properties, Inc.	368,950
19,504	Ventas, Inc.	1,214,124
		3,034,332
REIT – Hotels – 4.1%
382,000	Ascott Residence Trust	390,749
113,525	Chatham Lodging Trust	1,575,727
80,160	DiamondRock Hospitality Co.	771,941
40,785	Pebblebrook Hotel Trust	953,961
		3,692,378
REIT – Mortgage – 3.7%
104,588	Colony Financial, Inc.	2,037,374
93,155	CYS Investments, Inc.	1,312,554
		3,349,928
REIT – Multi-Housing – 1.0%
12,432	Equity Lifestyle Properties, Inc.	846,868
REIT – Office Property – 3.6%
23,261	Alexandria Real Estate Equities, Inc.	1,710,149
111,454	Great Portland Estates PLC	811,409
47,584	Parkway Properties, Inc.	636,198
20	Tokyu REIT, Inc.	103,050
		3,260,806

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 19

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

REIT – Regional Malls – 3.6%
32,117	Macerich Co.	$1,838,056
9,382	Simon Property Group, Inc.	1,424,281
		3,262,337
REIT – Shopping Centers – 3.9%
34,744	Acadia Realty Trust	862,346
58,870	DDR Corp.	904,244
167,421	Westfield Group	1,764,099
		3,530,689
REIT – Warehouse and Industrial – 1.6%
41,113	Prologis, Inc.	1,440,188
Resorts and Theme Parks – 1.1%
16,505	Vail Resorts, Inc.	951,513
Retirement and Aged Care – 0.6%
38,461	Capital Senior Living Corp.*	556,531
Transportation – Services – 0.1%
2,980	Matson, Inc.	62,312
Wireless Equipment – 0.5%
6,775	Crown Castle International Corp.*	434,278

Total Common Stock (cost $67,540,626)		76,747,615

Exchange-Traded Fund – 1.8%
Sector Fund – Real Estate – 1.8%
24,600	Proshares Ultra Real Estate (ETF) (cost $1,700,539)	1,652,628

Preferred Stock – 0.8%
REIT – Office Property – 0.2%
5,264	SL Green Realty Corp., 7.6250%	131,810
REIT – Regional Malls – 0.6%
10,200	CBL & Associates Properties, Inc., 7.3750%	258,264
11,358	Glimcher Realty Trust, 8.1250%	285,540
		543,804

Total Preferred Stock (cost $550,094)		675,614

Money Market – 11.1%
9,956,955	Janus Cash Liquidity Fund LLC, 0% (cost $9,956,955)	9,956,955

Total Investments (total cost $79,748,214) – 99.4%		89,032,812

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		568,786

Net Assets – 100%		$89,601,598

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,444,746	5.0%
Brazil	6,176,439	6.9%
Canada	4,166,236	4.7%
Cayman Islands	704,934	0.8%
France	877,665	1.0%
Hong Kong	5,697,890	6.4%
India	710,320	0.8%
Israel	723,068	0.8%
Japan	3,213,184	3.6%
Jersey	1,725,483	2.0%
Luxembourg	76,481	0.1%
Mexico	1,034,448	1.2%
Singapore	7,234,721	8.1%
Sweden	112,713	0.1%
United Kingdom	3,503,172	3.9%
United States††	48,631,312	54.6%

Total	$89,032,812	100.0%

††	Includes Cash Equivalents (43.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

20 | SEPTEMBER 30, 2012

Statements of Assets and Liabilities

As of September 30, 2012	Janus Global Market Neutral Fund	Janus Global
(all numbers in thousands except net asset value per share)	(liquidation basis)	Real Estate Fund

Assets:
Investments at cost	$12,123	$79,748
Unaffiliated investments at value	$12,664	$79,076
Affiliated investments at value	–	9,957
Cash	7,454	232
Cash denominated in foreign currency(1)	–	14
Deposits with broker for short sales	234	–
Receivables:
Investments sold	–	–
Fund shares sold	–	221
Dividends	33	314
Foreign dividend tax reclaim	4	1
Interest	6	–
Outstanding swap contracts at value	275	–
Dividends and interest on swap contracts	33	–
Non-interested Trustees’ deferred compensation	–	1
Variation margin	5	–
Other assets	6	3
Forward currency contracts	5	–
Total Assets	20,719	89,819
Liabilities:
Payables:
Short sales, at value(2)	223	–
Investments purchased	–	–
Fund shares repurchased	48	74
Outstanding swap contracts at value	40	–
Dividends and interest on swap contracts	32	–
Advisory fees	9	52
Fund administration fees	–	1
Internal servicing cost	–	–
Administrative services fees	–	5
Distribution fees and shareholder servicing fees	8	5
Administrative, networking and omnibus fees	132	7
Non-interested Trustees’ fees and expenses	2	1
Non-interested Trustees’ deferred compensation fees	–	1
Accrued expenses and other payables	67	71
Total Liabilities	561	217
Net Assets	$20,158	$89,602

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 21

Statements of Assets and Liabilities  (continued)

As of September 30, 2012	Janus Global Market Neutral Fund	Janus Global
(all numbers in thousands except net asset value per share)	(liquidation basis)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$260,553	$80,133
Undistributed net investment income/(loss)*	(2,175)	680
Undistributed net realized loss from investment and foreign currency transactions*	(239,025)	(496)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	805	9,285
Total Net Assets	$20,158	$89,602
Net Assets - Class A Shares	$5,631	$10,195
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	643	1,028
Net Asset Value Per Share(3)	$8.75	$9.91
Maximum Offering Price Per Share(4)	$9.28	$10.51
Net Assets - Class C Shares	$8,671	$3,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,010	388
Net Asset Value Per Share(3)	$8.58	$9.85
Net Assets - Class D Shares	N/A	$31,503
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	3,155
Net Asset Value Per Share	N/A	$9.99
Net Assets - Class I Shares	$5,336	$34,134
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	602	3,420
Net Asset Value Per Share	$8.86	$9.98
Net Assets - Class R Shares	$231	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28	N/A
Net Asset Value Per Share	$8.10	N/A
Net Assets - Class S Shares	$276	$654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31	66
Net Asset Value Per Share	$8.92	$9.93
Net Assets - Class T Shares	$13	$9,291
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2	930
Net Asset Value Per Share	$8.85	$9.99

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $13,537 for Janus Global Real Estate Fund.
(2)	Includes proceeds of $233,949 on short sales for Janus Global Market Neutral Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

22 | SEPTEMBER 30, 2012

Statements of Operations

For the fiscal year ended September 30, 2012	Janus Global Market Neutral Fund	Janus Global
(all numbers in thousands)	(liquidation basis)	Real Estate Fund

Investment Income:
Interest	$20	$1
Interest proceeds from short sales	56	–
Dividends	870	2,190
Dividends from affiliates	–	7
Other Income	–	–
Foreign tax withheld	(37)	(71)
Total Investment Income	909	2,127
Expenses:
Advisory fees	396	500
Internal servicing expense - Class A Shares	1	1
Internal servicing expense - Class C Shares	5	1
Internal servicing expense - Class I Shares	–	1
Shareholder reports expense	21	61
Transfer agent fees and expenses	2	20
Registration fees	86	75
Custodian fees	53	21
Professional fees	46	38
Non-interested Trustees’ fees and expenses	2	2
Short sales dividend expense	208	–
Stock loan fees	178	–
Fund administration fees	3	7
Administrative services fees - Class D Shares	N/A	23
Administrative services fees - Class R Shares	1	N/A
Administrative services fees - Class S Shares	1	1
Administrative services fees - Class T Shares	–	13
Distribution fees and shareholder servicing fees - Class A Shares	22	19
Distribution fees and shareholder servicing fees - Class C Shares	133	35
Distribution fees and shareholder servicing fees - Class R Shares	1	N/A
Distribution fees and shareholder servicing fees - Class S Shares	–	1
Administrative, networking and omnibus fees - Class A Shares	28	16
Administrative, networking and omnibus fees - Class C Shares	31	9
Administrative, networking and omnibus fees - Class I Shares	25	25
Other expenses	68	23
Total Expenses	1,311	892
Expense and Fee Offset	–	–
Net Expenses	1,311	892
Less: Excess Expense Reimbursement	(208)	(6)
Net Expenses after Expense Reimbursement	1,103	886
Net Investment Income/(Loss)	(194)	1,241
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	5,947	(68)
Net realized gain/(loss) from futures contracts	(70)	–
Net realized gain/(loss) from short sales	(458)	–
Net realized gain/(loss) from swap contracts	(4,478)	–
Net realized gain/(loss) from written options contracts	(76)	351
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,359	16,972
Change in unrealized net appreciation/(depreciation) of futures contracts	(335)	–
Change in unrealized net appreciation/(depreciation) of short sales	(1,705)	–
Change in unrealized net appreciation/(depreciation) of swap contracts	(541)	–
Change in unrealized net appreciation/(depreciation) of written option contracts	235	6
Net Gain on Investments	878	17,261
Net Increase in Net Assets Resulting from Operations	$684	$18,502

See Notes to Financial Statements.

Janus Alternative Funds | 23

Statements of Changes in Net Assets

	Janus Global		Janus Global
For the fiscal years ended September 30	Market Neutral Fund		Real Estate Fund
(all numbers in thousands)	2012†	2011	2012	2011

Operations:
Net investment income/(loss)	$(194)	$(501)	$1,241	$1,560
Net realized gain from investment and foreign currency transactions	865	4,512	283	533
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13	(10,887)	16,978	(13,914)
Net Increase/(Decrease) in Net Assets Resulting from Operations	684	(6,876)	18,502	(11,821)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1,070)	–	(111)	(165)
Class C Shares	(1,391)	–	(37)	(32)
Class D Shares	N/A	N/A	(321)	(330)
Class I Shares	(979)	–	(562)	(586)
Class R Shares	(20)	–	N/A	N/A
Class S Shares	(59)	–	(7)	(9)
Class T Shares	(23)	–	(55)	(100)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	N/A	N/A	–	–
Class I Shares	–	–	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(3,542)	–	(1,093)	(1,222)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

24 | SEPTEMBER 30, 2012

	Janus Global		Janus Global
For the fiscal years ended September 30	Market Neutral Fund		Real Estate Fund
(all numbers in thousands)	2012†	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	1,008	5,672	5,215	9,728
Class C Shares	844	2,831	810	3,994
Class D Shares	N/A	N/A	16,696	15,844
Class I Shares	4,844	9,889	8,671	15,575
Class R Shares	114	144	N/A	N/A
Class S Shares	35	237	520	366
Class T Shares	21	768	6,727	8,765
Redemption Fees
Class A Shares	N/A	3	N/A	N/A
Class C Shares	N/A	5	N/A	N/A
Class D Shares	N/A	N/A	1	16
Class I Shares	1	9	1	2
Class R Shares	–	–	N/A	N/A
Class S Shares	–	1	–	–
Class T Shares	–	–	–	6
Reinvested Dividends and Distributions
Class A Shares	973	–	105	155
Class C Shares	971	–	29	25
Class D Shares	N/A	N/A	318	328
Class I Shares	778	–	516	550
Class R Shares	14	–	N/A	N/A
Class S Shares	59	–	7	9
Class T Shares	23	–	54	99
Shares Repurchased
Class A Shares	(8,159)	(14,444)	(3,702)	(7,913)
Class C Shares	(10,949)	(20,184)	(1,474)	(879)
Class D Shares	N/A	N/A	(5,600)	(9,105)
Class I Shares	(10,096)	(32,600)	(8,098)	(8,559)
Class R Shares	(71)	(171)	N/A	N/A
Class S Shares	(441)	(1,128)	(374)	(524)
Class T Shares	(238)	(1,911)	(1,937)	(7,111)
Net Increase/(Decrease) from Capital Share Transactions	(20,269)	(50,879)	18,485	21,371
Net Increase/(Decrease) in Net Assets	(23,127)	(57,755)	35,894	8,328
Net Assets:
Beginning of period	43,285	101,040	53,708	45,380
End of period	$20,158	$43,285	$89,602	$53,708

Undistributed Net Investment Income/(Loss)*	$(2,175)	$2,585	$680	$549

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 25

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012†	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$9.44	$10.51	$9.72	$8.93	$11.54	$12.69
Income from Investment Operations:
Net investment income/(loss)	(0.32)	0.65	0.11	0.07	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.58	(1.72)	0.68	0.72	(2.52)	(1.11)
Total from Investment Operations	0.26	(1.07)	0.79	0.79	(2.45)	(1.07)
Less Distributions and Other:
Dividends (from net investment income)*	(0.95)	–	–	–	(0.17)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	(0.06)
Redemption fees	–	–(3)	–(3)	–	0.01	–
Total Distributions and Other	(0.95)	–	–	–	(0.16)	(0.08)
Net Asset Value, End of Period	$8.75	$9.44	$10.51	$9.72	$8.93	$11.54
Total Return**	2.65%	(10.18)%	8.13%	8.85%	(21.22)%	(8.47)%
Net Assets, End of Period (in thousands)	$5,631	$12,651	$23,200	$58,152	$68,971	$409,082
Average Net Assets for the Period (in thousands)	$8,889	$18,206	$31,998	$64,709	$184,762	$327,208
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.92%	3.96%	4.47%	5.61%	4.00%	3.38%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	3.25%(5)	3.94%(5)	3.94%(5)	5.60%(5)	4.00%(5)	3.38%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	(0.40)%	(2.04)%	(3.79)%	(2.08)%(6)	0.41%
Portfolio Turnover Rate	270%	228%	140%	25%^	261%	156%

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.60	$9.09	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.15	0.21	0.16	0.03	0.12	0.13
Net gain/(loss) on investments (both realized and unrealized)	2.31	(1.50)	1.58	0.96	(2.00)	(1.48)
Total from Investment Operations	2.46	(1.29)	1.74	0.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.20)	(0.14)	–	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.15)	(0.20)	(0.14)	–	(0.27)	–
Net Asset Value, End of Period	$9.91	$7.60	$9.09	$7.49	$6.50	$8.65
Total Return**	32.82%	(14.60)%	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$10,195	$6,625	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$7,615	$8,323	$3,136	$1,218	$423	$444
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.54%	1.48%	2.04%	3.14%	6.21%	6.64%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%	1.47%	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.62%	2.28%	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate	29%	68%	14%	3%^	78%	6%^

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Without the recoupment of expenses, the ratio would have been 3.38%.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 2.02% in 2012, 2.00% in 2011, 2.02% in 2010, 1.92% for the two-month fiscal period ended September 30, 2009, 2.99% for the fiscal year ended July 31, 2009 and 2.68% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

26 | SEPTEMBER 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012†	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$9.22	$10.32	$9.58	$8.81	$11.40	$12.62
Income from Investment Operations:
Net investment income/(loss)	(1.77)	(0.04)	(0.32)	–	(0.18)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.96	(1.06)	1.06	0.77	(2.31)	(1.13)
Total from Investment Operations	0.19	(1.10)	0.74	0.77	(2.49)	(1.14)
Less Distributions and Other:
Dividends (from net investment income)*	(0.83)	–	–	–	(0.11)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	(0.06)
Redemption fees	–	–(3)	–(3)	–	0.01	–
Total Distributions and Other	(0.83)	–	–	–	(0.10)	(0.08)
Net Asset Value, End of Period	$8.58	$9.22	$10.32	$9.58	$8.81	$11.40
Total Return**	1.91%	(10.66)%	7.72%	8.74%	(21.81)%	(9.11)%
Net Assets, End of Period (in thousands)	$8,671	$18,926	$39,220	$71,942	$79,412	$225,517
Average Net Assets for the Period (in thousands)	$13,268	$29,496	$50,895	$76,074	$134,956	$158,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.61%	4.62%	4.37%	6.36%	4.85%	4.18%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	3.98%(5)	4.61%(5)	4.34%(5)	6.36%(5)	4.85%(5)	4.17%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.11)%	(1.11)%	(2.47)%	(4.89)%	(2.99)%(6)	(0.37)%
Portfolio Turnover Rate	270%	228%	140%	25%^	261%	156%

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus Global Real Estate Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.56	$9.06	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.08	0.17	0.10	0.02	0.14	0.09
Net gain/(loss) on investments (both realized and unrealized)	2.30	(1.52)	1.58	0.97	(2.01)	(1.48)
Total from Investment Operations	2.38	(1.35)	1.68	0.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(0.09)	(0.15)	(0.14)	–	(0.21)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.09)	(0.15)	(0.14)	–	(0.21)	–
Net Asset Value, End of Period	$9.85	$7.56	$9.06	$7.52	$6.53	$8.61
Total Return**	31.81%	(15.18)%	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$3,825	$3,531	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$3,482	$3,237	$844	$443	$309	$441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.37%	2.18%	2.78%	3.48%	6.85%	7.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.28%	2.18%	2.32%	2.36%	1.34%(8)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	1.36%	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate	29%	68%	14%	3%^	78%	6%^

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Without the recoupment of expenses, the ratio would have been 4.16%.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 2.77% in 2012, 2.64% in 2011, 2.42% in 2010, 2.65% for the two-month fiscal period ended September 30, 2009, 3.79% for the fiscal year ended July 31, 2009 and 3.47% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 27

Financial Highlights  (continued)

Class D Shares

	Janus Global Real Estate Fund
For a share outstanding during each fiscal year or period ended September 30	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$7.66	$9.15	$7.64
Income from Investment Operations:
Net investment income	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.34	(1.51)	1.45
Total from Investment Operations	2.50	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.21)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	0.01	0.01
Total Distributions and Other	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$9.99	$7.66	$9.15
Total Return**	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	1.87%	2.34%	2.21%
Portfolio Turnover Rate	29%	68%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

28 | SEPTEMBER 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012†	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$9.55	$10.59	$9.77	$8.97	$11.60	$12.72
Income from Investment Operations:
Net investment income	0.55	1.61	0.13	0.08	0.24	0.09
Net gain/(loss) on investments (both realized and unrealized)	(0.26)	(2.65)	0.69	0.72	(2.68)	(1.13)
Total from Investment Operations	0.29	(1.04)	0.82	0.80	(2.44)	(1.04)
Less Distributions and Other:
Dividends (from net investment income)*	(0.98)	–	–	–	(0.20)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	(0.06)
Redemption fees	–(3)	–(3)	–(3)	–(3)	0.01	0.01
Total Distributions and Other	(0.98)	–	–	–	(0.19)	(0.08)
Net Asset Value, End of Period	$8.86	$9.55	$10.59	$9.77	$8.97	$11.60
Total Return**	2.93%	(9.82)%	8.39%	8.92%	(20.96)%	(8.19)%
Net Assets, End of Period (in thousands)	$5,336	$10,617	$35,273	$44,422	$45,805	$227,446
Average Net Assets for the Period (in thousands)	$8,766	$23,570	$38,757	$44,992	$107,265	$212,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.68%	3.77%	3.70%	5.31%	3.75%	3.12%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.98%(5)	3.77%(5)	3.68%(5)	5.30%(5)	3.75%(5)	3.12%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.36)%	(1.81)%	(4.67)%	(1.84)%(6)	0.72%
Portfolio Turnover Rate	270%	228%	140%	25%^	261%	156%

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.66	$9.14	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income	0.19	0.24	0.16	0.03	0.17	0.13
Net gain/(loss) on investments (both realized and unrealized)	2.31	(1.51)	1.61	0.96	(2.04)	(1.47)
Total from Investment Operations	2.50	(1.27)	1.77	0.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(0.18)	(0.21)	(0.14)	–	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.18)	(0.21)	(0.14)	–	(0.27)	–
Net Asset Value, End of Period	$9.98	$7.66	$9.14	$7.51	$6.52	$8.66
Total Return**	33.26%	(14.29)%	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$34,134	$24,921	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$30,270	$31,267	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.20%	1.74%	2.56%	5.68%	6.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.20%	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.05%	2.47%	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate	29%	68%	14%	3%^	78%	6%^

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Without the recoupment of expenses, the ratio would have been 3.12%.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.77% in 2012, 1.71% in 2011, 1.75% in 2010, 1.58% for the two-month fiscal period ended September 30, 2009, 2.72% for the fiscal year ended July 31, 2009 and 2.42% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Alternative Funds | 29

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012†	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$8.84	$9.86	$9.15	$8.40	$10.89	$12.65
Income from Investment Operations:
Net investment income/(loss)	(0.20)	0.47	(0.07)	0.06	(0.56)	0.78
Net gain/(loss) on investments (both realized and unrealized)	0.40	(1.49)	0.78	0.69	(1.82)	(2.48)
Total from Investment Operations	0.20	(1.02)	0.71	0.75	(2.38)	(1.70)
Less Distributions and Other:
Dividends (from net investment income)*	(0.94)	–	–	–	(0.12)	–
Distributions (from capital gains)*	–	–	–	–	–	(0.06)
Redemption fees	–	–(3)	–(3)	–	0.01	–
Total Distributions and Other	(0.94)	–	–	–	(0.11)	(0.06)
Net Asset Value, End of Period	$8.10	$8.84	$9.86	$9.15	$8.40	$10.89
Total Return**	2.14%	(10.34)%	7.76%	8.93%	(21.76)%	(13.49)%
Net Assets, End of Period (in thousands)	$231	$188	$243	$168	$175	$86
Average Net Assets for the Period (in thousands)	$208	$248	$193	$178	$148	$601
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.10%	4.23%	4.28%	5.93%	4.72%(4)	4.89%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	3.60%(5)	4.23%(5)	4.27%(5)	5.93%(5)	4.93%(5)	4.89%(5)
Ratio of Net Investment Loss to Average Net Assets***	(0.72)%	(0.57)%	(2.33)%	(5.90)%	(3.25)%(6)	(0.47)%
Portfolio Turnover Rate	270%	228%	140%	25%^	261%	156%

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Without the recoupment of expenses, the ratio would have been 4.72% in the fiscal year ended July 31, 2009 and 4.11% in 2008.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 2.52% in 2012, 2.30% in 2011, 2.39% in 2010, 2.25% for the two-month fiscal period ended September 30, 2009, 3.81% for the fiscal year ended July 31, 2009 and 4.19% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012†	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$9.56	$10.62	$9.82	$9.04	$11.52	$12.69
Income from Investment Operations:
Net investment income	8.48	4.55	1.37	0.67	1.00	0.16
Net gain/(loss) on investments (both realized and unrealized)	(8.20)	(5.62)	(0.57)	0.11	(3.46)	(1.26)
Total from Investment Operations	0.28	(1.07)	0.80	0.78	(2.46)	(1.10)
Less Distributions and Other:
Dividends (from net investment income)*	(0.92)	–	–	–	(0.03)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	(0.06)
Redemption fees	–(3)	0.01	–(3)	–(3)	0.01	0.01
Total Distributions and Other	(0.92)	0.01	–	–	(0.02)	(0.07)
Net Asset Value, End of Period	$8.92	$9.56	$10.62	$9.82	$9.04	$11.52
Total Return**	2.90%	(9.98)%	8.15%	8.63%	(21.23)%	(8.65)%
Net Assets, End of Period (in thousands)	$276	$676	$1,670	$2,702	$3,679	$31,691
Average Net Assets for the Period (in thousands)	$419	$1,202	$1,975	$3,189	$12,978	$59,260
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.48%(4)	4.09%	4.03%	5.68%	4.18%	3.66%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	3.22%(4)(6)	4.09%(6)	4.03%(6)	5.68%(6)	4.18%(6)	3.66%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(0.62)%	(2.08)%	(1.80)%	(2.22)%(7)	0.30%
Portfolio Turnover Rate	270%	228%	140%	25%^	261%	156%

Class S Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus Global Real Estate Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(1)	2009(2)	2008(8)

Net Asset Value, Beginning of Period	$7.62	$9.08	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income	0.14	0.21	0.12	0.02	0.15	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.32	(1.52)	1.60	0.97	(2.02)	(1.49)
Total from Investment Operations	2.46	(1.31)	1.72	0.99	(1.87)	(1.37)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.15)	(0.14)	–	(0.25)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–	–	–	–	–
Total Distributions and Other	(0.15)	(0.15)	(0.14)	–	(0.25)	–
Net Asset Value, End of Period	$9.93	$7.62	$9.08	$7.50	$6.51	$8.63
Total Return**	32.69%	(14.67)%	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$654	$346	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$589	$539	$477	$389	$299	$437
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.57%	1.62%	2.19%	2.96%	6.34%	6.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.62%	1.82%	1.86%	1.29%(9)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%	2.22%	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate	29%	68%	14%	3%^	78%	6%^

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets for Class S Shares. The ratio would be 3.81% and 3.55%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Without the recoupment of expenses, the ratio would have been 3.61%.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.94% in 2012, 2.06% in 2011, 2.11% in 2010, 2.01% for the two-month fiscal period ended September 30, 2009, 3.16% for the fiscal year ended July 31, 2009 and 2.96% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.
(9)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.76% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 31

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and the fiscal period	Janus Global Market Neutral Fund
ended July 31, 2009	2012†	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.55	$10.60	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	(1.81)	0.98	(0.17)	0.04	0.17
Net gain/(loss) on investments (both realized and unrealized)	2.04	(2.03)	0.98	0.77	(0.07)
Total from Investment Operations	0.23	(1.05)	0.81	0.81	0.10
Less Distributions and Other:
Dividends (from net investment income)*	(0.93)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–(3)	–(3)	–	–
Total Distributions and Other	(0.93)	–	–	–	–
Net Asset Value, End of Period	$8.85	$9.55	$10.60	$9.79	$8.98
Total Return**	2.22%	(9.91)%	8.27%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$13	$227	$1,434	$1	$1
Average Net Assets for the Period (in thousands)	$95	$675	$742	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.62%	4.37%	3.61%	5.35%	2.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	3.58%(4)	4.37%(4)	3.59%(4)	5.35%(4)	2.00%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.89)%	(1.40)%	(1.66)%	(5.61)%	(2.61)%(5)
Portfolio Turnover Rate	270%	228%	140%	25%^	261%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and the fiscal period	Janus Global Real Estate Fund
ended July 31, 2009	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.64	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	0.12	0.27	0.15	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	2.37	(1.56)	1.61	0.96	0.71
Total from Investment Operations	2.49	(1.29)	1.76	0.99	0.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.21)	(0.14)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(3)	0.02	–(3)	–	–
Total Distributions and Other	(0.14)	(0.19)	(0.14)	–	–
Net Asset Value, End of Period	$9.99	$7.64	$9.12	$7.50	$6.51
Total Return**	33.08%	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$9,291	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$5,114	$6,456	$528	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.31%	1.34%	2.22%	2.54%	6.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.30%	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.81%	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate	29%	68%	14%	3%^	78%

†	Liquidation basis.
*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.94% in 2012, 1.84% in 2011, 1.93% in 2010, 1.65% for the two-month fiscal period ended September 30, 2009 and 1.83% for the fiscal year ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2012

Notes to Schedules of Investments

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Absolute Return Funds	Funds that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

MLP	Master Limited Partnership

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°°  Schedule of Fair Valued Securities (as of September 30, 2012)

		Value as a %
	Value	of Net Assets

Janus Global Real Estate Fund
Sino-Forest Corp.	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

Janus Alternative Funds | 33

Notes to Schedules of Investments (continued)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Market Neutral Fund	$229,281	1.1%
Janus Global Real Estate Fund	1,176,237	1.3%

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Market Neutral Fund
Commercial Paper	$–	$999,988	$–

Common Stock
Medical – Drugs	–	836,546	–
Medical – Generic Drugs	–	990,858	–
Oil Companies – Integrated	466,412	324,422	–
All Other	8,678,751	–	–

Corporate Bond	–	229,281	–

Exchange-Traded Fund	137,940	–	–

Total Investments in Securities	$9,283,103	$3,381,095	$–

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Forestry	$–	$–	$0
All Other	76,747,615	–	–

Exchange-Traded Fund	1,652,628	–	–

Preferred Stock	–	675,614	–

Money Market	–	9,956,955	–

Total Investments in Securities	$78,400,243	$10,632,569	$0

Investments in Securities Sold Short:
Janus Global Market Neutral Fund
Common Stock	$(222,548)	$–	$–

Other Financial Instruments(a) – Assets:
Janus Global Market Neutral Fund
Forward currency contracts	$–	$5,325	$–

Outstanding swap contracts at value	–	274,950	–

Variation margin	–	4,830	–

Other Financial Instruments(a) – Liabilities:
Janus Global Market Neutral Fund
Outstanding swap contracts at value	$–	$39,664	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of September 30, 2012 is noted below.

Fund	Aggregate Value

Janus Global Market Neutral Fund	$4,429,655

34 | SEPTEMBER 30, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Market Neutral Fund and Janus Global Real Estate Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Janus Global Real Estate Fund is classified as diversified, as defined in the 1940 Act. Janus Global Market Neutral Fund is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The Board of Trustees approved a plan to liquidate and terminate Janus Global Market Neutral Fund with such liquidation effective on or about October 15, 2012. Termination of the Janus Global Market Neutral Fund is expected to occur as soon as practicable following liquidation. For more information regarding the liquidation and termination, see Note 9. Subsequent Events.

The accompanying 2012 financial statements for Janus Global Market Neutral Fund are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at estimable net realized values and liabilities are stated at their anticipated settlement amounts. Assets and liabilities historically were carried at values that approximated fair value.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities

Janus Alternative Funds | 35

Notes to Financial Statements (continued)

and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

36 | SEPTEMBER 30, 2012

The Funds, particularly Janus Global Real Estate Fund, may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

Janus Alternative Funds | 37

Notes to Financial Statements (continued)

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year ended September 30, 2012.

Transfers Out of
Level 2
Fund	to Level 1

Janus Global Market Neutral Fund	$963
Janus Global Real Estate Fund	19,780,612

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

38 | SEPTEMBER 30, 2012

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by either Fund during the fiscal year ended September 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies

Janus Alternative Funds | 39

Notes to Financial Statements (continued)

that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves,

40 | SEPTEMBER 30, 2012

to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. Janus Global Real Estate Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Market Neutral Fund
Options outstanding at September 30, 2011	2,336	$322,175
Options written	22,529	3,303,998
Options closed	(17,769)	(2,545,860)
Options expired	(2,045)	(323,994)
Options exercised	(5,051)	(756,319)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Market Neutral Fund
Options outstanding at September 30, 2011	758	$155,418
Options written	15,033	1,904,849
Options closed	(12,824)	(1,731,327)
Options expired	(400)	(32,964)
Options exercised	(2,567)	(295,976)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2011	3,609	$212,796
Options written	2,596	138,141
Options closed	–	–
Options expired	(6,205)	(350,937)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

Janus Alternative Funds | 41

Notes to Financial Statements (continued)

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for dividend swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2012.

Fair Value of Derivative Instruments as of September 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Market Neutral Fund
Equity Contracts	Variation margin	$4,830
Equity Contracts	Outstanding swap contracts at value	274,950	Outstanding swap contracts at value	$39,664
Foreign Exchange Contracts	Forward currency contracts	5,325

Total		$285,105		$39,664

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2012.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund
Commodity Contracts	$(15,155)	$–	$–	$–	$(15,155)
Currency Contracts	172,758	–	–	–	172,758
Equity Contracts	(227,162)	(4,478,161)	38,953	–	(4,666,370)
Foreign Exchange Contracts	–	–	–	572,719	572,719

Total	$(69,559)	$(4,478,161)	$38,953	$572,719	$(3,936,048)

42 | SEPTEMBER 30, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund
Commodity Contracts	$94,285	$–	$–	$–	$94,285
Currency Contracts	(8,767)	–	–	–	(8,767)
Equity Contracts	(420,936)	(541,409)	231,892	–	(730,453)
Foreign Exchange Contracts	–	–	–	(516,460)	(516,460)

Total	$(335,418)	$(541,409)	$231,892	$(516,460)	$(1,161,395)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$306,417	$–	$306,417

Total	$–	$–	$306,417	$–	$306,417

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$(88,460)	$–	$(88,460)

Total	$–	$–	$(88,460)	$–	$(88,460)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy,

Janus Alternative Funds | 43

Notes to Financial Statements (continued)

Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds, particularly Janus Global Market Neutral Fund, may invest in or short exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

ETFs in which Janus Global Market Neutral Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, Janus Global Market Neutral Fund will be subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF. Because Janus Global Market Neutral Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk. For example, Janus Global Market Neutral Fund may invest in emerging

44 | SEPTEMBER 30, 2012

markets ETFs, and in turn, Janus Global Market Neutral Fund will be subject to foreign exposure risks similar to Janus Global Market Neutral Fund’s direct investment in emerging markets securities. Additionally, if the Fund invests in ETFs that are financially leveraged, such investments may be expected to exhibit more volatility in market price and NAV than an investment in shares of ETFs without a leveraged capital structure, which may ultimately negatively affect Janus Global Market Neutral Fund’s returns. Further, investing in ETFs that invest in the commodities market may subject Janus Global Market Neutral Fund to greater volatility than investments in traditional securities such as stocks or bonds. Commodities ETFs may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Similarly, short sales of ETF shares are speculative transactions and are subject to short sale risk. In addition, if Janus Global Market Neutral Fund sells short shares in ETFs that are financially leveraged, such short sales may exhibit enhanced volatility in market price as compared to short sales of shares of similar ETFs without a leveraged capital structure, which may negatively affect Janus Global Market Neutral Fund’s returns.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Real Estate Investing
The Funds, particularly Janus Global Real Estate Fund, may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a

Janus Alternative Funds | 45

Notes to Financial Statements (continued)

borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Market Neutral Fund	All Asset Levels	1.25
Janus Global Real Estate Fund	N/A	0.75

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For Janus Global Real Estate Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears.

46 | SEPTEMBER 30, 2012

Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended September 30, 2012, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$1,146

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual

Janus Alternative Funds | 47

Notes to Financial Statements (continued)

rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Market Neutral Fund	1.75
Janus Global Real Estate Fund	1.25

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,480 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $781,717 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended September 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Market Neutral Fund	$3,443
Janus Global Real Estate Fund	3,245

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Market Neutral Fund	$9,933

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of

48 | SEPTEMBER 30, 2012

purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Market Neutral Fund	$1,629
Janus Global Real Estate Fund	2,971

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee was paid to the Funds rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 2, 2012, the 2.00% redemption fee charged by the Funds upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer being charged by the Funds.

Total redemption fees received by the Funds for the fiscal year ended September 30, 2012 are indicated in the table below:

Fund	Redemption Fee

Janus Global Market Neutral Fund	$586
Janus Global Real Estate Fund	1,706

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended September 30, 2012, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/12

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$34,637,065	$(26,926,110)	$6,908	$9,956,955

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2012, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 9/30/11	Purchases	Purchases	Redemptions	Redemptions	at 9/30/12

Janus Global Real Estate Fund - Class S Shares	$203,739	$–	–	$(203,739)	9/20/12	$–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital

Janus Alternative Funds | 49

Notes to Financial Statements (continued)

gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Global Market Neutral Fund	$–	$–	$(238,918,510)	$(1,938,938)	$–	$(396)	$462,357
Janus Global Real Estate Fund	2,720,513	–	–	–	(188,551)	(1,068)	6,938,245

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2012

			Accumulated
Fund	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Market Neutral Fund	$(42,149,918)	$(196,768,592)	$(238,918,510)
Janus Global Real Estate Fund	–	–	–

During the fiscal year ended September 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Global Market Neutral Fund	$861,906
Janus Global Real Estate Fund	450,465

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Market Neutral Fund	$12,213,242	$627,504	$(176,548)
Janus Global Real Estate Fund	82,094,567	9,758,218	(2,819,973)

Information on the tax components of securities sold short as of September 30, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Market Neutral Fund	$(233,949)	$–	$11,401

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to

50 | SEPTEMBER 30, 2012

differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Market Neutral Fund	$3,541,039	$–	$–	$(1,021,639)
Janus Global Real Estate Fund	1,093,366	–	–	–

For the fiscal year ended September 30, 2011

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Market Neutral Fund	$–	$–	$–	$–
Janus Global Real Estate Fund	1,221,871	–	–	–

Janus Alternative Funds | 51

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus Global Market		Janus Global Real
For the fiscal years ended September 30	Neutral Fund		Estate Fund
(all numbers in thousands)	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	110	555	576	1,032
Reinvested dividends and distributions	110	–	13	17
Shares repurchased	(917)	(1,423)	(433)	(859)
Net Increase/(Decrease) in Fund Shares	(697)	(868)	156	190
Shares Outstanding, Beginning of Period	1,340	2,208	872	682
Shares Outstanding, End of Period	643	1,340	1,028	872
Transactions in Fund Shares – Class C Shares:
Shares sold	95	280	90	421
Reinvested dividends and distributions	111	–	3	3
Shares repurchased	(1,248)	(2,028)	(172)	(95)
Net Increase/(Decrease) in Fund Shares	(1,042)	(1,748)	(79)	329
Shares Outstanding, Beginning of Period	2,052	3,800	467	138
Shares Outstanding, End of Period	1,010	2,052	388	467
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	1,778	1,667
Reinvested dividends and distributions	N/A	N/A	40	36
Shares repurchased	N/A	N/A	(634)	(977)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,184	726
Shares Outstanding, Beginning of Period	N/A	N/A	1,971	1,245
Shares Outstanding, End of Period	N/A	N/A	3,155	1,971
Transactions in Fund Shares – Class I Shares:
Shares sold	544	953	1,012	1,638
Reinvested dividends and distributions	86	–	64	60
Shares repurchased	(1,140)	(3,171)	(911)	(981)
Net Increase/(Decrease) in Fund Shares	(510)	(2,218)	165	717
Shares Outstanding, Beginning of Period	1,112	3,330	3,255	2,538
Shares Outstanding, End of Period	602	1,112	3,420	3,255
Transactions in Fund Shares – Class R Shares:
Shares sold	14	15	N/A	N/A
Reinvested dividends and distributions	2	–	N/A	N/A
Shares repurchased	(9)	(19)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	7	(4)	N/A	N/A
Shares Outstanding, Beginning of Period	21	25	N/A	N/A
Shares Outstanding, End of Period	28	21	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	4	23	58	39
Reinvested dividends and distributions	6	–	1	1
Shares repurchased	(50)	(109)	(38)	(55)
Net Increase/(Decrease) in Fund Shares	(40)	(86)	21	(15)
Shares Outstanding, Beginning of Period	71	157	45	60
Shares Outstanding, End of Period	31	71	66	45
Transactions in Fund Shares – Class T Shares:
Shares sold	2	74	724	925
Reinvested dividends and distributions	3	–	7	10
Shares repurchased	(27)	(185)	(217)	(826)
Net Increase/(Decrease) in Fund Shares	(22)	(111)	514	109
Shares Outstanding, Beginning of Period	24	135	416	307
Shares Outstanding, End of Period	2	24	930	416

52 | SEPTEMBER 30, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Market Neutral Fund	$81,744,615	$96,100,508	$–	$–
Janus Global Real Estate Fund	30,292,481	18,255,092	–	–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Effective October 15, 2012, Janus Global Market Neutral Fund was liquidated and terminated under the plan previously approved by the Board of Trustees.

Janus Alternative Funds | 53

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Market Neutral Fund and Janus Global Real Estate Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion. As disclosed in Note 9 to the financial statements, Janus Global Market Neutral Fund liquidated after the close of business on October 15, 2012.

Denver, Colorado
November 19, 2012

54 | SEPTEMBER 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Management Fee Evaluation

During 2011, and particularly during November and December, the Boards of Trustees (Trustees) of Janus Investment Fund (JIF) and Janus Aspen Series (JAS) reviewed significant information in connection with considering the continuation of existing investment advisory agreements in effect between Janus Capital Management LLC (JCM) and certain series of JIF and JAS (together, the Janus Funds).1 In connection with their review, the Trustees engaged an independent fee consultant to assist them in the evaluation of the following fee-related issues:

•	the nature, extent, and quality of JCM’s services provided to the Janus Funds, including fund performance;

•	management fees[2] (and components thereof) charged by other mutual fund advisers for similar services, including a comparison of total expenses;[3]

•	management fees (and components thereof) charged to JCM’s institutional and other clients for similar services;

•	costs to JCM and its affiliates of providing services pursuant to the investment advisory agreements;

•	profit margins of JCM and its affiliates from providing those services;

•	possible economies of scale as a fund grows larger; and

•	continued use of performance fees on certain Janus Funds.

On December 8, 2011, the Trustees approved the continuation of the existing investment advisory agreements and related administration agreements for each of the Janus Funds, having determined, in consultation with their independent fee consultant, that the management fees charged by JCM to each of the Janus Funds, in relation to the services provided by JCM, were reasonable.

The following summarizes the findings of the independent fee consultant retained by the Trustees as provided to the Trustees on December 8, 2011.

Summary Findings
Over three years, JCM delivered strong, though declining, performance to the Janus Funds at management fees that are significantly lower than the mean management fees charged by the advisers of comparable mutual funds. For the 36 months ended September 30, 2011, approximately 45% of the Janus Funds were in the top quartile of performance when compared to their respective peer groups established by Lipper, Inc. (“Lipper”) based on total returns, and approximately 62% were in the top two quartiles. For the 12 months ended September 30, 2011, approximately 18% of the Janus Funds were in the top quartile of performance, and approximately 41% were in the top two quartiles. Fifty-five percent of the Janus Funds had a four- or five-star overall rating from Morningstar as of September 30, 2011. Please visit janus.com or call 877-335-2687 for more recent performance information for the Janus Funds.

For the fiscal periods ended December 31, 20104 or March 31, 20115 (together, the “Fiscal Periods”), the total expenses of the Janus Funds were, on average, 15% below the mean total expenses of each fund’s respective Lipper Expense Group and 23% below the mean total expenses for the respective Lipper Expense Universe.

For the Fiscal Periods, the management fees for the Janus Funds were, on average, 8% below the mean management fees for each fund’s respective Lipper Expense Group and 9% below the mean for their respective Lipper Expense Universe.

Within those larger averages, the management fees and total expenses of individual Janus Funds and share classes are reasonable.

The management fees JCM charges to the Janus Funds are also reasonable in relation to the management fees it charges to its institutional and subadvised accounts. Those other accounts have different service and

Janus Alternative Funds | 55

Additional Information (unaudited) (continued)

infrastructure needs. Moreover, the average spread between management fees charged to the Janus Funds and those charged to JCM’s institutional and subadvised accounts is less than the average spread between such management fees charged by other advisers according to recent industry surveys.

The level of profit earned by JCM from managing the Janus Funds appears to be reasonable.

Analysis completed by the independent fee consultant cannot definitively demonstrate or confirm overall economies of scale in the Janus complex. Shareholders are well served by the fee levels and structures in place on the Janus Funds in light of any economies of scale that may be present.

The indices and methodologies used in the calculation of performance fees are appropriate, including for continued use. The use of performance fee adjustments has not had a negative impact on the portfolio management or risk profile of the Janus Funds that have performance fees.

Findings Related to Specific Factors
The following information contains certain conclusions of the independent fee consultant with respect to each of the factors described above:

I. Nature and Quality of Services Provided
JCM provides a number of different services for the Janus Funds and their shareholders ranging from investment management services to various other servicing functions. JCM is a capable provider of those services. JCM has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance for its clients over the long term. These include:

•	Leading Edge Research – JCM has a research staff that provides a steady stream of proprietary ideas and analytical rigor to the Janus fund managers.

•	Breadth of Research Coverage – JCM has invested in growing its research talent into a number of different market sectors and asset classes. This expanded breadth allows Janus fund managers a broader base of investment options and more opportunities to find undervalued securities.

•	Performance-Focused Culture – JCM has a performance-driven culture combining both strong competitive instincts and collegial cooperation. JCM’s Denver location, away from the major financial centers, can be a positive element in building a strong team and culture.

•	Customer Service-Driven Culture – In their customer service and transfer agency operations, JCM and its affiliates have maintained a strong commitment to service and to measurements that track service performance. JCM has made continual improvements to its website, providing strong web-based service capabilities. As the market has evolved towards advice-driven channels, JCM has evolved its distribution organization and services to support these new channels. JCM continues to add infrastructure to support these new intermediaries.

•	Efficient Cost Structure and Associated Low Total Expenses – JCM has developed an ability to leverage its investment management personnel across larger pools of assets than many other complexes. To the extent lower operating costs at JCM allow for lower management fees or additional investments in investment management, these lower costs can enhance performance of the Janus Funds.

•	Financial Discipline – JCM has shown strong financial discipline in recent years by aggressively managing its costs in the face of declines in revenues. Throughout this process, JCM has continued to invest in its research personnel to maintain its core competence in investment management. Janus has also preserved core capabilities while cutting costs and restructuring its capital structure on a more conservative basis.

•	Quality Trading Infrastructure – JCM maintains trading operations in Denver, London, and Singapore. The U.S. trading personnel are competent, qualified professionals supported by strong systems and market linkages. In particular it was noted that JCM traders are a significant source of advantage for JCM in obtaining best execution on trades.

II. Total Expenses Paid by the Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: As of the Fiscal Periods, the total expenses of each of the Janus Funds were, on average, 15% to 23% below the mean total expenses of comparable funds within a fund’s respective Lipper peer group. In most cases, Janus was below peer expenses for expense components of individual fund segments. There were five key areas where a certain component of Janus average expenses for a given fund category was above peer expenses.

These five areas were (a) Janus Money Market Funds management fees, (b) Janus Specialty Funds non-management expenses, (c) Janus Fixed-Income Funds management fees, (d) Janus Value Funds management fees, and (e) Janus Core Funds nonmanagement expenses. Each of these areas received deeper analysis. The independent fee consultant concluded that, in those

56 | SEPTEMBER 30, 2012

areas where a JCM expense component was above peer expense averages, such variances were reasonable.

Please visit janus.com/info (or janus.com/reports if you hold shares directly with Janus) or call Janus at 877.33JANUS (or 800.525.3713 if you hold shares directly with Janus) for information on Janus Funds’ expenses or to obtain a prospectus or, if available, a summary prospectus that includes a description of such expenses.

Individual Janus Funds (consisting of 239 individual share classes): As of the Fiscal Periods, 113 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their expenses versus peers.6 Another 58 of the Janus Funds’ share classes were found to have expense ratios that appeared balanced in relation to their performance.7 Within this group, individual classes with higher expenses had higher performance; and individual classes with lower expenses had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and such classes were categorized based on one-year of returns.8 Six share classes were new to 2011 and did not yet have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Analysis of 49 share classes found that trend lines by fund, recent and planned corrective action, assets under management (AUM) levels, average account sizes and other factors found expenses on these classes to be reasonable.10

III. Management Fees Paid by Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: The asset-weighted mean management fee paid by the Janus Funds for the Fiscal Periods was 8% below the 0.68% mean management fees of the respective Lipper Expense Group and 9% below the 0.69% mean management fees of the respective Lipper Expense Universe.

Individual Janus Funds (consisting of 235 individual share classes): As of the Fiscal Periods, 119 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their management fees versus peers.11 Forty-five classes were found to have management fees that appeared balanced in relation to their performance.12 Within the latter group, individual classes with higher management fees had higher performance, and individual classes with lower management fees had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and were categorized based on one-year returns.8 Five share classes were in full management fee waiver typically associated with smaller funds.13 Six share classes were new to 2011 and did not have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Forty-seven share classes received more detailed review. The detailed review of these classes found that trend lines and/or planned corrective actions were likely to result in reasonable fee and service combinations for investors.14

IV. Management Fees Paid by Janus Funds vs. Those Paid by Other Janus Clients
In addition to managing mutual funds, JCM also provides investment management and services to other types of clients, including institutional/private accounts (also called separate accounts) and subadvised mutual funds. Similar to other asset managers, JCM’s services for these different account types have significant differences, as shown below.

Mutual Funds	Institutional Accounts

Serve a large base of investors	Serve a narrower base of investors
Distributed mostly by intermediaries	Distributed directly
Small shareholder account balances	Large account balances
Standardized pricing/fees	Customized pricing/fees
Standardized reporting	Customized reporting
Offer daily liquidity	Offer less than daily liquidity
Subject to 1940 Act regulation	Not subject to 1940 Act regulation
Extensive regulatory reporting	Limited regulatory reporting
Board oversight	No Board oversight
Class action suits filed	No class action suits filed

Within the industry, pricing for different account types reflects those differences. The independent fee consultant reviewed industry data on institutional account fees and subadvised fees, and analyzed the fee spreads between JCM institutional accounts and their mutual fund counterparts, relative to retail-institutional fee spreads seen across the industry. The independent fee consultant believes that the differential between management fees charged to the Janus Funds by JCM and management fees charged to institutional and subadvised accounts by JCM are reasonable in light of the different levels of services provided.

V. JCM Costs and Profitability
JCM generated profit margins that are in line with other large public advisers. In the opinion of the independent fee consultant, healthy profitability should help investors by ensuring JCM has the continued ability to attract top investment management talent, and a continuing ability to invest in those resources and business activities that produce superior performance.

Janus Alternative Funds | 57

Additional Information (unaudited) (continued)

VI. Possible Economies of Scale
As a manager of a large fund complex, JCM and the Janus Funds may have economies of scale in certain cost elements that can provide benefits as assets grow. Some areas which may have such benefits are:

•	Out of Pocket Expenses – The Janus Funds may share directly in any expense reductions negotiated with third-party service providers.

•	Brokerage Commissions – The Janus Funds share directly in economies of scale through JCM’s negotiation of favorable brokerage commission rates.

•	Other – The Janus Funds can also benefit indirectly from economies of scale through the enhanced levels of resources such economies provide to JCM in its pursuit of performance. One example of this is the addition of research staff as assets grow.

•	Other Fund Nonmanagement Expenses – The Janus Funds may also benefit from a reduction in certain non-management expenses that tend to decline, in terms of basis points, as fund sizes get larger.

There may be diseconomies of scale in certain costs that can work against economies found in other cost elements. Some areas which may have such diseconomies are:

•	large complex legal and regulatory costs; and

•	concentrated fund trading costs.

The independent fee consultant considered various analytical approaches in viewing economies or diseconomies of scale.

VII. Continued Use of Performance Fees on Janus Funds
In assessing whether the continued use of performance fees on certain Janus Funds is appropriate, the independent fee consultant considered (a) the appropriateness of benchmarks used, (b) the appropriateness of the performance calculation methodology, (c) whether any performance-based adjustment had any adverse effect on the management or risk profile of the Janus Funds that have performance fees, and (d) the appropriateness of the continued use of performance-based adjustment structure set out in the advisory agreements. Following this review, the independent fee consultant determined that the continued use of performance fees is appropriate for Janus Funds that charge a performance fee and is in the interests of fund shareholders.

Conclusions
The independent fee consultant concluded that the services provided by JCM and expenses incurred by the Janus Funds over the prior year were reasonable and provide adequate justification for continuation of the Janus Funds’ existing advisory agreements.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.335.2687 (or 800.525.3713 if you hold shares directly with Janus) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Trustees considered information related to all share classes of each fund within JIF and JAS that had commenced operations as of July 31, 2010.

[2]	“Management fees” refers to the actual annual rate of advisory and administration fees, if any, net of any waivers, paid by a fund as a percentage of the fund’s average net assets.

[3]	“Total expenses” refers to the total annual expenses, net of any fee waivers, paid by a fund as a percentage of the fund’s average net assets.

[4]	The Janus Funds with the fiscal period ended December 31, 2010 are: Janus Conservative Allocation Fund, Janus Flexible Bond Fund, Janus Government Money Market Fund, Janus Growth Allocation Fund, Janus High-Yield Fund, Janus Moderate Allocation Fund, Janus Money Market Fund, Janus Short-Term Bond Fund, Janus World Allocation Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, Perkins Value Plus Income Fund, Janus Aspen Balanced Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Janus Portfolio, Janus Aspen Overseas Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, and Janus Aspen Worldwide Portfolio.

[5]	The Janus Funds with the fiscal period ended March 31, 2011 are: Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Equity Fund, Janus Overseas Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund.

[6]	The 113 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class T Shares), Janus Global Technology Fund (Class D Shares), Janus Growth Allocation Fund (Class D Shares, Class I Shares, Class T Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I

58 | SEPTEMBER 30, 2012

Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class D Shares, Class I Shares), INTECH U.S. Growth Fund (Class I Shares, Class T Shares), Perkins Global Value Fund (Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[7]	The 58 Janus Funds’ share classes are: Janus Enterprise Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class D Shares, Class I Shares), Janus Global Research Fund (Class C Shares, Class I Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class I Shares, Class S Shares, Class T Shares), Janus Government Money Market Fund (Class D Shares, Class T Shares), Janus Growth and Income Fund (Class D Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class S Shares), Janus Money Market Fund (Class D Shares, Class T Shares), Janus Overseas Fund (Class R Shares), Janus Research Fund (Class C Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), INTECH International Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Core Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class A Shares, Class C Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[8]	The 13 Janus Funds’ share classes are: Janus Global Real Estate Fund (Class D Shares), Janus International Equity Fund (Class D Shares), Janus World Allocation Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), and Perkins Large Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[9]	The 6 Janus Fund share classes are: Perkins Value Plus Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[10]	The 49 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class A Shares, Class C Shares, Class R Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class R Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Global Technology Fund (Class C Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Worldwide Fund (Class R Shares), INTECH International Fund (Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class S Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

[11]	The 119 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Growth Allocation Fund (Class I Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class A Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[12]	The 45 Janus Funds’ share classes are: Janus Enterprise Fund (Class A Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares), Janus Global Life Sciences Fund (Class I Shares), Janus Global Research Fund (Class C Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Research Fund (Class C Shares, Class S Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), INTECH U.S. Core Fund (Class C Shares, Class S Shares), INTECH U.S. Growth Fund (Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class C Shares, Class S Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[13]	The 5 Janus Fund share classes are: INTECH International Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares).

[14]	The 47 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class C Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus

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Additional Information (unaudited) (continued)

Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

As of April 27, 2012, Service II Shares of Janus Aspen Global Technology Portfolio and Janus Aspen Overseas Portfolio converted to Service Shares of each respective Portfolio.

As of April 27, 2012, Service II Shares of Janus Aspen Worldwide Portfolio were liquidated.

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Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

2d. Swaps

A table listing swaps follows each Fund’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Fund, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net

62 | SEPTEMBER 30, 2012

assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended September 30, 2012:

Qualified Dividend Income Percentage

Fund

Janus Global Real Estate Fund	43%

64 | SEPTEMBER 30, 2012

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005); Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

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TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

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Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Market Neutral Fund	8/06-Present	Formerly, Analyst (2003-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68 | SEPTEMBER 30, 2012

Notes

Janus Alternative Funds | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1012-25630	125-02-01400 11-12

ANNUAL REPORT

September 30, 2012

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

Sluggish economic growth continued over the past year, spurring additional stimulus from the world’s largest central banks. We believe these actions were necessary and are bullish for risk assets, including equities and corporate credit, in the short term. However, fundamental problems remain in Europe, the U.S. is moving toward the “fiscal cliff” and China’s growth is slowing. These issues likely will keep market volatility high for the foreseeable future.

EQUITIES: ROOM TO RUN

Accommodative actions taken by the European Central Bank and the U.S. Federal Reserve (Fed) over the past 12 months have helped lift equity markets, but we’ve seen this before. When pressure builds in the form of negative economic data, central banks release the pressure valve with a new wave of stimulus. Equity markets respond favorably for a time. In reality, sluggish economic growth and market volatility will persist until politicians in Europe and the U.S. present real solutions to their economic difficulties. The good news for investors is that even in this slow-growth environment, equity markets still have room to move higher, in our opinion.

Current equity valuations are in line with historical norms and do not stand out as irrationally cheap, or overly expensive. Dividend yields still compare very favorably to long-term Treasury yields, while providing the opportunity for long-term capital appreciation. With low rates expected until 2015, there is no prospect for yield anywhere else so dividend-paying stocks could move yet higher. Meanwhile, stocks with even a hint of macroeconomic sensitivity have been overly punished. When there is more certainty that macroeconomic conditions are improving, we believe these stocks are due for a significant bounce.

In a best-case scenario, politicians will resolve the impending “fiscal cliff” (when federal government spending cuts begin in January 2013, as payroll tax breaks, long-term unemployment benefits and Bush-era income tax rates are scheduled to end) and lay out a clear path for getting budgetary issues under control. This clarity would free up capital for productive investments, spur hiring and create an explosion of economic growth that could set in motion a historic run for equity markets. This is the best case for stock growth, but less likely. Instead, politicians are likely to push forth a patchwork extension of current tax breaks and spending measures, putting off a bigger budget debate and prolonging sluggish growth. Even in this less rosy scenario equity markets could still rise, driven by dynamic businesses that find ways to grow despite government. Finding companies with the right business drivers to grow in a muddling economy is a challenge we believe favors fundamental, research-driven stock picking.

FIXED INCOME: DON’T FIGHT THE FED

Fed Chairman Ben Bernanke has made it clear that the Fed intends to overshoot, keeping monetary policy accommodative even as the U.S. economy strengthens. There remain risks on the horizon, including the fiscal cliff, China’s economic slowdown and ongoing European debt problems. The Fed also has indicated that it wants to keep interest rates low to encourage investors to move further out on the risk spectrum, beyond Treasury securities and into riskier assets such as equities and corporate credit.

We believe that fixed income risk assets – i.e. credit and MBS – will benefit in the near term from anchored short-term interest rates and the liquidity provided by additional quantitative easing. However, we are keeping an eye on the potential for rising interest rates. While the immediacy of the risk is difficult to pinpoint at present, much depends on events that unfold over the next few months. Current low yields on corporate credit, in both high yield and investment grade markets, also have us leaning toward more defensive positioning.

OUTLOOK: FACING HEADWINDS

We view recent central bank actions as moves in the right direction, and absolutely required in light of the fragility of the global economy. However, global growth is the key factor. Although valuations are being driven higher by the liquidity being poured into the market, ultimately fundamental growth is needed. Europe has taken some steps toward solving its problems, and attention now shifts to the United States. We believe that if Washington can

Janus Global & International Funds | 1

(Continued) (unaudited)

get its act together and provide clarity on fiscal and tax policy, the relief would free up capital for productive investments, spur hiring by companies and lead to strong economic growth.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was September 30, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Global & International Funds | 3

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2012

Janus Asia Equity Fund (unaudited)

Fund Snapshot
We believe Asian economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy.
Hiroshi Yoh portfolio manager

Performance

For the 12-month period ended September 30, 2012, Janus Asia Equity Fund’s Class I Shares returned 24.90%, while the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 19.58%.

Market Overview

Global equities moved significantly higher on policy announcements by the European Central Bank to address Europe’s sovereign debt crisis and the U.S. Federal Reserve to reverse slowing job growth in the U.S. Asia’s market gains came despite flattening economic growth in the region and Chinese political uncertainty prior to a leadership change later this fall. Adding to market volatility later in the period was a territorial dispute between China and Japan over five uninhabited islands, which led to protests against Japanese owned factories and stores in China. India’s market, which had lagged other markets, rebounded late in the period in part as the result of apparent progress in government attempts at reforming the country’s power sector.

Performance Overview

The Fund outperformed due largely to the strong relative performance of our holdings across sectors. On a country basis, our holdings in China and Taiwan were key contributors followed by our holdings in India.

Individually, Samsung Electronics Co., the Fund’s largest holding, was the most significant contributor. The company continued to expand its market share in smart phones globally and benefited from several product launches. While we recognize the company’s U.S. patent dispute with Apple represents a risk, we do not believe it will lead to a ban of Samsung products in the U.S. and that it will remain a global leader in smart phones. We consider Samsung to be the largest and most competitive electronics company in the world.

Great Wall Motor Co. was also a key contributor. The stock rose significantly after it reported strong year-over-year sales that outpaced peers. Through its exposure to faster growing regions, focus on SUVs and higher product quality, this Chinese automaker should grow faster than the market, in our view.

In Hong Kong, Sitoy Group Holdings, one of the largest producers of bags for luxury apparel makers such as Coach, Michael Kors and Prada (a 5% owner in the company), benefited from strong earnings. Sitoy enjoys a key competitive position given a structural shift in luxury production outsourcing to China due to capacity constraints in traditional markets such as France and Italy. We also view Sitoy as a cheaper way to gain exposure to growing demand for luxury products.

Relative detractors included our holdings in Malaysia and Mongolia. Individually, EVA Precision Industrial Holdings weighed the most on performance. Start-up costs for a new business segment have delayed a recovery in the company’s earnings. We decided to exit our position in the Chinese manufacturer of metal stamping and plastic injection molds.

China Lilang, one of China’s largest makers of men’s clothes and accessories, suffered inordinately during the period due to its smaller market capitalization and its stock market grouping with sportswear companies that lagged. The company’s fundamentals remain unchanged with strong revenue growth and margins. We like that the company’s wholesale business model leaves inventory risk, a concern of investors, with franchisees, and we feel that its margins are sustainable. Lilang’s target market of middle-level managers is also attractive for growth prospects as is the highly fragmented nature of the overall market that may allow for market share gains. We felt the stock’s price discounted most of the worries and could rebound.

Genting Singapore also weighed on performance. The casino operator declined in response to strict rules instituted by Singapore’s government intended to curb gambling for the less affluent. We sold our position.

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

Derivatives

During the period, we used swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. In aggregate, these positions contributed to relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Market expectations for 2013 earnings are coming down to reflect slowing economic growth, but we think corporate earnings will be better since the capital spending cycle for the region has peaked. If company revenues grow as they have been (and we think they will), we believe profitability will increase due to lower capital expenditures. This is particularly true in sectors where there has been oversupply, such as steel and cement, and even in the consumer sector, where we’re seeing a slowdown in store openings. Investors have grown very cautious and reduced expectations on economic growth due to slower-than-expected export growth, but in Asia domestic demand is still growing. We expect 7-8% GDP growth for China next year.

Major risks include the U.S. “fiscal cliff” (a legislatively mandated deadline on a series of tax and spending policies), which if it occurs could result in a short-term slowdown in U.S. growth. The ongoing European sovereign debt crisis remains worrisome as well, although fears have dampened somewhat as a result of the European Central Bank’s actions. The China-Japan territorial dispute is another concern, since this involves the second and third largest economies in the world.

In terms of positioning, we remain significantly overweight in consumer discretionary, which is one area where we see sustainable high growth potential. Our holdings within the sector, however, are quite varied and in areas where we believe supply is not saturated. In materials, we moved from an underweight to an overweight by adding several iron ore and coal companies. Price declines in both iron ore and coal, particularly in July and August, made it unprofitable for high cost producers, which we believe will reduce excess supply and allow prices in both commodities to rebound.

Thank you for your investment in Janus Asia Equity Fund.

6 | SEPTEMBER 30, 2012

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Samsung Electronics Co., Ltd.	2.50%
Great Wall Motor Co., Ltd.	1.23%
Sitoy Group Holdings, Ltd.	0.89%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.86%
Samsonite International S.A.	0.75%

5 Bottom Performers – Equity Holdings

Contribution

EVA Precision Industrial Holdings, Ltd.	–1.42%
China Lilang, Ltd.	–0.57%
Genting Singapore PLC	–0.43%
Yuanda China Holdings, Ltd.	–0.43%
Ajisen China Holdings, Ltd.	–0.41%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Information Technology	1.23%	14.79%	17.92%
Consumer Discretionary	1.07%	19.42%	9.80%
Materials	0.91%	8.76%	7.60%
Telecommunication Services	0.37%	3.68%	6.66%
Financials	0.34%	23.41%	30.41%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Other**	–0.35%	6.66%	0.00%
Utilities	0.16%	1.87%	3.76%
Health Care	0.25%	1.38%	0.89%
Industrials	0.27%	10.95%	9.84%
Consumer Staples	0.32%	2.31%	5.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 7

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	4.9%
AIA Group, Ltd. Life and Health Insurance	2.7%
Sitoy Group Holdings, Ltd. Apparel Manufacturers	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.3%
Industrial & Commercial Bank of China, Ltd. Commercial Banks	2.1%

14.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 63.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

8 | SEPTEMBER 30, 2012

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012			per the January 27, 2012 prospectuses (estimated for the fiscal year)
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	24.50%	–6.43%	3.90%	1.58%
MOP	17.39%	–11.04%

Janus Asia Equity Fund – Class C Shares
NAV	23.55%	–7.04%	4.67%	2.33%
CDSC	22.32%	–7.04%

Janus Asia Equity Fund – Class D Shares(1)	24.93%	–6.26%	3.91%	1.53%

Janus Asia Equity Fund – Class I Shares	24.90%	–6.17%	3.56%	1.33%

Janus Asia Equity Fund – Class S Shares	24.23%	–6.60%	4.04%	1.83%

Janus Asia Equity Fund – Class T Shares	24.50%	–6.43%	3.79%	1.58%

Morgan Stanley Capital International All Country Asia ex-Japan Index	19.58%	–5.52%

Lipper Quartile – Class I Shares	1st	2nd

Lipper Ranking – based on total return for Pacific ex-Japan Funds	11/97	35/97

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 9

Janus Asia Equity Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Asia Equity Fund held approximately 13.3%, 20.7% and 11.7% of its investments in Chinese, South Korean and Taiwanese securities, respectively, as of September 30, 2012, and the Fund may have experienced significant gains or losses due, in part, to its investments in China, South Korea and Taiwan. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in China, South Korea and Taiwan.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

10 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,015.40	$7.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,008.80	$14.36

Hypothetical (5% return before expenses)	$1,000.00	$1,010.70	$14.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,013.10	$9.86

Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,016.40	$6.30

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,014.30	$9.87

Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,016.50	$7.86

Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.87

†	Expenses are equal to the net annualized expense ratio of 1.57% for Class A Shares, 2.86% for Class C Shares, 1.96% for Class D Shares, 1.25% for Class I Shares, 1.96% for Class S Shares and 1.56% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Global & International Funds | 11

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 98.0%
Apparel Manufacturers – 3.1%
120,000	China Lilang, Ltd.	$63,143
330,000	Sitoy Group Holdings, Ltd.	178,326
		241,469
Automotive – Cars and Light Trucks – 4.2%
30,000	Great Wall Motor Co., Ltd.	79,122
660	Hyundai Motor Co.	149,663
50,000	Yulon Motor Co., Ltd.	100,734
		329,519
Automotive – Truck Parts and Equipment – Original – 2.5%
4,000	Halla Climate Control Corp.	82,786
400	Hyundai Mobis	111,761
		194,547
Building Products – Cement and Aggregate – 1.0%
38,000	Indocement Tunggal Prakarsa Tbk PT	80,847
Casino Hotels – 1.4%
25,000	Genting Bhd	71,277
1,740	Kangwon Land, Inc.	39,143
		110,420
Cellular Telecommunications – 2.4%
10,000	China Mobile, Ltd.	110,849
600	SK Telecom Co., Ltd.	79,366
		190,215
Coal – 2.8%
19,500	China Shenhua Energy Co., Ltd.	75,698
80,000	Harum Energy Tbk PT	49,347
200,000	Mongolian Mining Corp.*	91,310
		216,355
Commercial Banks – 9.4%
90,000	Bank Mandiri Persero Tbk PT	77,156
200,000	China Construction Bank Corp.	138,771
4,522	HDFC Bank, Ltd.	53,944
5,747	ICICI Bank, Ltd.	115,376
280,000	Industrial & Commercial Bank of China, Ltd.	165,390
16,000	Siam Commercial Bank PCL	87,646
13,012	Yes Bank, Ltd.	94,259
		732,542
Computer Services – 0.5%
801	Infosys, Ltd.	38,500
Computer Software – 0.5%
10,000	Insyde Software Corp.	40,977
Computers – 2.2%
10,000	Asustek Computer, Inc.	108,759
24,000	Quanta Computer, Inc.	63,841
		172,600
Consumer Products – Miscellaneous – 1.9%
78,000	Samsonite International S.A.	149,687
Diversified Financial Services – 3.4%
131,523	Chinatrust Financial Holding Co., Ltd.	79,493
2,000	Hana Financial Group, Inc.	61,280
3,600	Shinhan Financial Group Co., Ltd.	122,937
		263,710
Diversified Operations – 4.4%
280,000	Alliance Global Group, Inc.	98,705
8,000	Hutchison Whampoa, Ltd.	77,588
6,000	Keppel Corp., Ltd.	55,750
39,000	Melco International Development, Ltd.	34,857
25,000	Sime Darby Bhd	80,196
		347,096
E-Commerce/Services – 1.5%
7,000	Ctrip.com International, Ltd. (ADR)*,**	118,160
Electric – Generation – 0.8%
28,000	China Resources Power Holdings Co., Ltd.	61,317
Electric – Integrated – 1.2%
3,800	Korea Electric Power Corp.*	95,402
Electronic Components – Miscellaneous – 1.1%
26,400	Hon Hai Precision Industry Co., Ltd.	82,937
Electronic Components – Semiconductors – 4.9%
317	Samsung Electronics Co., Ltd.	383,948
Electronic Parts Distributors – 1.6%
50,000	WPG Holdings, Ltd.	66,587
49,439	WT Microelectronics Co., Ltd.	62,041
		128,628
Energy – Alternate Sources – 0.9%
388,000	China Suntien Green Energy Corp., Ltd.	71,057
Entertainment Software – 1.1%
6,000	Nexon Co., Ltd.	82,517
Finance – Investment Bankers/Brokers – 1.5%
66,000	CITIC Securities Co., Ltd. (144A)	116,444
Hotels and Motels – 1.5%
10,000	7 Days Group Holdings, Ltd. (ADR)*	116,200
Independent Power Producer – 0.6%
50,000	Adani Power, Ltd.*	50,199
Internet Applications Software – 0.7%
20,000	Zynga, Inc. – Class A*	56,800
Internet Content – Entertainment – 2.1%
300	NCSoft Corp.	64,114
5,600	Youku Tudou, Inc. (ADR)*	102,984
		167,098
Life and Health Insurance – 2.7%
57,400	AIA Group, Ltd.	213,941
Metal – Copper – 1.2%
6,000,000	CST Mining Group, Ltd.*	92,084
Metal – Diversified – 1.3%
1,800	Rio Tinto, Ltd.	99,611
Metal – Iron – 1.4%
30,000	Fortescue Metals Group, Ltd.	108,584
Multi-Line Insurance – 1.0%
10,500	Ping An Insurance Group Co. of China, Ltd.	79,355
Oil Companies – Exploration and Production – 1.3%
50,000	CNOOC, Ltd.	102,530
Oil Companies – Integrated – 1.7%
60,000	China Petroleum & Chemical Corp.	56,024
7,000	PTT PCL	74,870
		130,894

See Notes to Schedules of Investments and Financial Statements.

12 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares		Value

Oil Refining and Marketing – 0.9%
4,200	Reliance Industries, Ltd.	$66,671
Property and Casualty Insurance – 1.1%
392	Samsung Fire & Marine Insurance Co., Ltd.	84,305
Real Estate Management/Services – 1.3%
53,400	AIMS AMP Capital Industrial REIT	61,369
157,100	Siam Future Development PCL	40,603
		101,972
Real Estate Operating/Development – 6.6%
280,000	Central China Real Estate, Ltd.	68,612
5,000	Cheung Kong Holdings, Ltd.	73,319
46,000	China Overseas Land & Investment, Ltd.	116,990
247,500	Shun Tak Holdings, Ltd.	95,760
500,000	Summarecon Agung Tbk PT	87,820
5,000	Sun Hung Kai Properties, Ltd.	73,254
		515,755
REIT – Office Property – 0.2%
23,000	Ascendas India Trust	14,341
Retail – Automobile – 1.7%
138,000	Baoxin Auto Group, Ltd.	87,209
80,000	Indomobil Sukses Internasional Tbk PT	47,674
		134,883
Retail – Drug Store – 0.8%
33,000	Shanghai Pharmaceuticals Holding Co., Ltd.	61,201
Retail – Jewelry – 1.2%
36,800	Chow Tai Fook Jewellery Group, Ltd.	52,397
122,000	Oriental Watch Holdings	40,594
		92,991
Retail – Major Department Stores – 1.2%
400	Hyundai Department Store Co., Ltd.	55,071
18,000	Lifestyle International Holdings, Ltd.	37,189
		92,260
Retail – Restaurants – 1.0%
120,000	Ajisen China Holdings, Ltd.	79,703
Semiconductor Components/Integrated Circuits – 2.9%
66,113	Advanced Semiconductor Engineering, Inc.	51,021
58,000	Taiwan Semiconductor Manufacturing Co., Ltd.	177,852
		228,873
Shipbuilding – 1.4%
76,000	Pipavav Defence & Offshore Engineering Co., Ltd.*	113,049
Steel – Producers – 2.1%
2,690	JSW Steel, Ltd.	38,608
380	POSCO	124,980
		163,588
Telecommunication Services – 2.3%
180,000	China Telecom Corp., Ltd.	104,001
155,500	Tower Bersama Infrastructure Tbk PT	72,344
		176,345
Transportation – Marine – 1.8%
180,000	China Shipping Development Co., Ltd.	74,751
60,000	First Steamship Co., Ltd.	64,538
		139,289
Petrochemicals – 1.7%
450	LG Chem, Ltd.	134,235

Total Common Stock (cost $7,288,347)		7,665,651

Money Market – 0.3%
25,000	Janus Cash Liquidity Fund LLC, 0% (cost $25,000)	25,000

Total Investments (total cost $7,313,347) – 98.3%		7,690,651

Cash, Receivables and Other Assets, net of Liabilities**– 1.7%		130,852

Net Assets – 100%		$7,821,503

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$208,195	2.7%
Bermuda	40,594	0.5%
Cayman Islands	1,087,317	14.1%
China	1,021,814	13.3%
Hong Kong	960,405	12.5%
India	570,606	7.4%
Indonesia	415,188	5.4%
Japan	82,517	1.1%
Luxembourg	149,687	1.9%
Malaysia	151,473	2.0%
Philippines	98,705	1.3%
Singapore	131,460	1.7%
South Korea	1,588,991	20.7%
Taiwan	898,780	11.7%
Thailand	203,119	2.6%
United States††	81,800	1.1%

Total	$7,690,651	100.0%

††	Includes Cash Equivalents (0.7% excluding Cash Equivalents).

Total Return Swaps outstanding at September 30, 2012

	Notional	Market	Upfront Premium	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	Value	(Paid)/Received	by the Fund	by the Fund	Date	Appreciation

Goldman Sachs International	$67,090	$72,873	$(67,090)	1 month USD LIBOR	Baoshan Iron & Steel Co., Ltd.	8/15/13	$5,783
UBS A.G.	77,645	1,665	0	1 month USD LIBOR plus 50 basis points	Daqin Railway Co., Ltd.	10/4/13	1,665

Total		$74,538	$(67,090)				$7,448

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We believe company fundamentals and managements’ ability to create value drive share prices over the long-term in emerging markets. We seek to take advantage of opportunities created when investors primarily focus on near-term sentiment and macroeconomic risk factors while ignoring fundamental company research. We buy companies trading well below our conservative estimate of their long-term value and favor quality companies with what we believe are sustainable competitive advantages and high or improving returns on capital.
Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager	Hiroshi Yoh co-portfolio manager

Performance

Janus Emerging Markets Fund’s Class I Shares returned 9.05% for the 12-month period ended September 30, 2012. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 16.93%.

Portfolio Manager Addition

Hiroshi Yoh was named a co-portfolio manager for Janus Emerging Markets Fund in August, joining co-portfolio managers Matt Hochstetler and Wahid Chammas. Yoh, who joined Janus in 2011, also serves as the portfolio manager of Janus Asia Equity Fund. He has 23 years of financial industry experience and previously served as chief investment officer and a portfolio manager with Tokio Marine Asset Management International. He has also served as president at Franklin Templeton Investment Management Co. (Japan) and held several research and portfolio management positions at Daiwa International Capital Management Co.

Market Overview

Global equity markets produced strong returns following quantitative easing measures by central banks in the U.S. and Europe. The approval of another bailout of Greece and the successful conclusion of a Greek debt restructuring along with general lessening of worries over European sovereign debt also helped sentiment. Inflation in many emerging markets, such as Brazil and China, began to decline along with slower GDP growth. The slower economic growth was healthy in that it has allowed inflation to come within a more moderate range. India rebounded late in the period on hopes that governmental gridlock would loosen. It was hoped a likely credit downgrade of India’s debt would be a catalyst for reform efforts in the country. Higher oil prices gave a boost to the Middle East region, while the election of a new president in Mexico raised hopes for labor reforms in that country.

Performance Overview

The Fund underperformed due largely to our holdings in materials, industrials and health care. Individually, Chariot Oil & Gas weighed the most on performance. The U.K.-based energy firm focused on exploration in Namibia, suffered from disappointing well results.

Turquoise Hill Resources, formerly Ivanhoe Mines, also weighed on results. The Canada-based mining company saw its CEO and six other directors resign in April as part of an equity financing agreement with Rio Tinto, the company’s major shareholder. In May, the stock suffered again when Mongolia passed a law restricting foreign companies from controlling key assets. We believe the company’s world-class mine in Mongolia continues to be undervalued by the market. We also believe Rio Tinto, which acquired a 51% ownership in the company earlier in 2012, will provide the necessary expertise to develop the mine, which is expected to starting producing high-grade copper early next year.

Another detractor, Adani Enterprises, a conglomerate involved in coal mining and power generation, declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of Adani’s projects. Using an integrated approach involving coal mining, coal logistics and power generation to power transmission, Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Contributors were led by our holdings in telecommunication services and consumer staples. Individually, Samsung was our largest contributor. Among our top five holdings, Samsung continued to expand its market share in smart phones globally and benefited from several product launches. While we recognize the company’s U.S. patent dispute with Apple represents a risk, we do not believe it will lead to a ban of Samsung

14 | SEPTEMBER 30, 2012

(unaudited)

products in the U.S. and that it will remain a global leader in smart phones. We consider the company to be both a price leader and a technology leader. The company’s highly diversified earnings sources and the sustainability of its high-margin structure, despite cyclical exposure, support its earnings power. We believe the quality of its earnings, growth, balance sheet and dividend policies surpass global standards.

Another top five holding, Taiwan Semiconductor Manufacturing Co. (TSMC) also aided performance. The company reported results that were at the top end of estimates for its revenues, operating profits and earnings. We like TSMC’s leading market position in foundry, or third-party manufacturing of semiconductor chips. We consider the company a leader in both manufacturing efficiencies and research and development, which makes it well suited to address the growing demand for smaller chip sets that require its leading-edge foundry technology.

Finally, oil and gas exploration and production company Karoon Gas Australia benefited from a successful farm down (selling a share of rights over the prospect to other companies and share investment costs and technological challenges of getting the oil out of the ground) of its Brazilian offshore development sites and successful exploration in the Browse Basin located off the northwest coast of Australia. We believe the company will have success in it exploration campaign in offshore Brazil in the coming year.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts, calls, and futures to hedge existing equity exposures and potentially gain attractive risk/reward exposures, and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions negated each other and thus had no impact on performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

While economic growth has slowed in emerging markets, we think China will still manage to produce over 7% GDP growth in 2013 and believe the transition to a new leadership will provide constructive policies for growth. In general, we continue to believe the urbanization of millions of people will provide an attractive growth backdrop and with valuations remaining modest in most of the largest emerging markets, we remain optimistic for the medium-term returns for the asset class. We also think that companies with sustainable competitive moats, growing earnings and strong free cash flow generation will provide better long-term investment results.

Thank you for your investment in Janus Emerging Markets Fund.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Samsung Electronics Co., Ltd.	1.66%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1.38%
Karoon Gas Australia, Ltd.	1.26%
Cobalt International Energy, Inc.	0.85%
Morgan Stanley Korea Blue Chip Basket Swap	0.71%

5 Bottom Performers – Holdings

Contribution

Chariot Oil & Gas, Ltd.	–1.09%
Turquoise Hill Resources, Ltd.	–0.84%
Adani Enterprises, Ltd.	–0.84%
London Mining PLC	–0.80%
OGX Petroleo e Gas Participacoes S.A. (ADR)	–0.70%

5 Top Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	1.06%	5.09%	8.20%
Consumer Staples	0.35%	3.14%	8.03%
Utilities	0.14%	0.11%	3.69%
Information Technology	–0.49%	8.65%	13.41%
Financials	–0.62%	22.31%	24.25%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Other**	–3.37%	17.35%	0.00%
Materials	–3.28%	10.35%	12.96%
Industrials	–1.03%	5.15%	6.64%
Energy	–0.68%	13.70%	13.72%
Consumer Discretionary	–0.67%	12.48%	8.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

16 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	3.8%
Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	3.8%
Sberbank of Russia (ADR) Commercial Banks	2.9%
BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF) Emerging Market – Equity	2.3%

16.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 58.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 17

Janus Emerging Markets Fund (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012			per the January 27, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	8.78%	–11.56%	4.22%	1.62%
MOP	2.55%	–14.49%

Janus Emerging Markets Fund – Class C Shares
NAV	7.98%	–12.06%	5.15%	2.37%
CDSC	6.91%	–12.06%

Janus Emerging Markets Fund – Class D Shares(1)	8.76%	–11.49%	4.44%	1.63%

Janus Emerging Markets Fund – Class I Shares	9.05%	–11.43%	3.93%	1.37%

Janus Emerging Markets Fund – Class S Shares	8.50%	–11.68%	4.67%	1.87%

Janus Emerging Markets Fund – Class T Shares	8.78%	–11.56%	4.14%	1.62%

Morgan Stanley Capital International Emerging Markets IndexSM	16.93%	–3.80%

Lipper Quartile – Class I Shares	4th	4th

Lipper Ranking – based on total return for Emerging Markets Funds	453/491	363/400

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

18 | SEPTEMBER 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Emerging Markets Fund held approximately 12.6% and 10.4% of its total investments in Brazilian and South Korean securities, respectively, as of September 30, 2012, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and South Korea. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and South Korea.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Global & International Funds | 19

Janus Emerging Markets Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$906.90	$7.15

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$903.00	$11.23

Hypothetical (5% return before expenses)	$1,000.00	$1,013.20	$11.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$906.00	$6.48

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$908.20	$5.53

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$904.70	$8.86

Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$905.90	$7.34

Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.77

†	Expenses are equal to the net annualized expense ratio of 1.50% for Class A Shares, 2.36% for Class C Shares, 1.36% for Class D Shares, 1.16% for Class I Shares, 1.86% for Class S Shares and 1.54% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

20 | SEPTEMBER 30, 2012

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 87.8%
Apparel Manufacturers – 1.1%
123,000	China Lilang, Ltd.	$64,722
329,000	Sitoy Group Holdings, Ltd.	177,785
		242,507
Automotive – Cars and Light Trucks – 1.1%
120,157	Yulon Motor Co., Ltd.	242,078
Automotive – Truck Parts and Equipment – Original – 2.5%
1,102	Hyundai Mobis	307,902
1,765	Mando Corp.	244,587
		552,489
Building – Residential and Commercial – 0.9%
33,100	MRV Engenharia e Participacoes S.A.	198,126
Casino Hotels – 1.7%
63,400	Genting Bhd	180,757
9,230	Kangwon Land, Inc.	207,640
		388,397
Cellular Telecommunications – 1.8%
16,192	America Movil S.A.B. de C.V. (ADR)	411,924
Coal – 2.6%
91,500	China Shenhua Energy Co., Ltd.	355,200
173,000	Harum Energy Tbk PT	106,712
253,000	Mongolian Mining Corp.*	115,507
		577,419
Commercial Banks – 12.9%
26,558	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	205,824
31,718	Banco do Brasil S.A. (ADR)	394,572
1,038,401	First Bank of Nigeria PLC	98,156
46,134	First Gulf Bank PJSC	124,761
9,342	ICICI Bank, Ltd. (ADR)	374,988
763,000	Industrial & Commercial Bank of China, Ltd.	450,687
14,828	Itau Unibanco Holding S.A. (ADR)	226,572
55,909	Sberbank of Russia (ADR)	655,813
7,213	Sberbank of Russia (GDR)	84,392
6,468	State Bank of India	274,786
		2,890,551
Computers – 1.1%
22,000	Asustek Computer, Inc.	239,269
Consumer Products – Miscellaneous – 1.0%
119,100	Samsonite International S.A.	228,560
Distribution/Wholesale – 0.9%
52,639	Adani Enterprises, Ltd.	200,765
Diversified Financial Services – 1.0%
6,312	Shinhan Financial Group Co., Ltd.	215,550
Diversified Minerals – 1.0%
99,700	Aurcana Corp.*	120,719
19,900	Verde Potash PLC*	92,130
		212,849
Diversified Operations – 2.9%
872,900	Alliance Global Group, Inc.	307,713
238,000	Melco International Development, Ltd.	212,714
7,781	Orascom Development Holding A.G.	123,311
		643,738
Diversified Operations – Commercial Services – 0.8%
105,900	John Keells Holdings PLC	187,566
E-Commerce/Services – 1.1%
14,183	Ctrip.com International, Ltd. (ADR)*	239,409
Electronic Components – Semiconductors – 3.8%
701	Samsung Electronics Co., Ltd.	849,047
Electronic Measuring Instruments – 0.8%
81,000	Chroma ATE, Inc.	170,657
Electronic Parts Distributors – 2.2%
367,864	WPG Holdings, Ltd.	489,899
3,208	WT Microelectronics Co., Ltd.	4,026
		493,925
Entertainment Software – 0.9%
14,300	Nexon Co., Ltd.**	196,666
Finance – Investment Bankers/Brokers – 1.4%
181,000	CITIC Securities Co., Ltd. (144A)	319,338
Food – Retail – 0.9%
9,933	X5 Retail Group N.V. (GDR)	208,692
Food – Wholesale/Distribution – 1.3%
174,409	Olam International, Ltd.	291,416
Footwear and Related Apparel – 0.5%
44,500	Stella International Holdings, Ltd.	109,732
Hotels and Motels – 2.5%
25,685	7 Days Group Holdings, Ltd. (ADR)*	298,460
134,000	Shangri-La Asia, Ltd.	259,919
		558,379
Industrial Automation and Robotics – 1.0%
1,400	FANUC Corp.**	225,737
Insurance Brokers – 0.8%
32,306	CNinsure, Inc. (ADR)	187,375
Medical – Generic Drugs – 1.3%
21,013	Pharmstandard OJSC (GDR)	298,385
Medical – Hospitals – 0.5%
39,095	NMC Health PLC	114,252
Metal – Diversified – 1.5%
172	Rio Tinto PLC	8,012
37,459	Turquoise Hill Resources, Ltd.*	319,019
		327,031
Metal – Iron – 4.4%
135,382	Fortescue Metals Group, Ltd.**	490,011
1,659	Kumba Iron Ore, Ltd.	100,366
18,478	London Mining PLC*	43,932
19,839	Vale S.A. (ADR)	355,118
		989,427
Oil and Gas Drilling – 2.0%
81,846	Karoon Gas Australia, Ltd.*,**	458,364
Oil Companies – Exploration and Production – 4.8%
32,821	Chariot Oil & Gas, Ltd.*	15,898
10,087	Cobalt International Energy, Inc.*	224,637
32,161	Gazprom OAO (ADR)	322,575
101,300	HRT Participacoes em Petroleo S.A.*	222,445
10,366	Kosmos Energy, Ltd.*	118,069
4,915	Niko Resources, Ltd.	67,914
34,922	OGX Petroleo e Gas Participacoes S.A. (ADR)*	105,464
		1,077,002

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 21

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Oil Companies – Integrated – 4.1%
39,785	Petroleo Brasileiro S.A. (ADR)**	$912,668
Property and Casualty Insurance – 1.5%
1,520	Samsung Fire & Marine Insurance Co., Ltd.	326,896
Real Estate Operating/Development – 5.4%
759,000	Central China Real Estate, Ltd.	185,986
205,628	Indiabulls Real Estate, Ltd.	224,772
37,500	PDG Realty S.A. Empreendimentos e Participacoes	70,688
958,000	Shun Tak Holdings, Ltd.	370,657
545,264	Sorouh Real Estate Co.	175,419
962,000	Summarecon Agung Tbk PT	168,966
		1,196,488
REIT – Office Property – 0.2%
68,000	Ascendas India Trust	42,400
Retail – Automobile – 0.6%
211,500	Baoxin Auto Group, Ltd.	133,657
Retail – Jewelry – 1.0%
77,400	Chow Tai Fook Jewellery Group, Ltd.	110,204
368,000	Oriental Watch Holdings	122,448
		232,652
Retail – Restaurants – 0.7%
224,000	Ajisen China Holdings, Ltd.	148,779
Rubber/Plastic Products – 0.7%
70,185	Jain Irrigation Systems, Ltd.	92,755
94,697	Jain Irrigation Systems, Ltd. (EDR)	62,500
		155,255
Semiconductor Components/Integrated Circuits – 3.8%
53,670	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	849,059
Shipbuilding – 0.9%
141,975	Pipavav Defence & Offshore Engineering Co., Ltd.*	211,186
Telecommunication Services – 2.9%
3,023	China Telecom Corp., Ltd. (ADR)	175,243
284,000	Tower Bersama Infrastructure Tbk PT	132,128
29,077	VimpelCom, Ltd. (ADR)	346,016
		653,387
Transportation – Marine – 0.5%
252,000	China Shipping Development Co., Ltd.	104,651
Transportation – Truck – 0.5%
84,000	LLX Logistica S.A.*	119,378

Total Common Stock (cost $20,134,553)		19,633,078

Exchange-Traded Fund – 2.3%
Emerging Market – Equity – 2.3%
149,205	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)** (cost $660,900)	503,200

Money Market – 2.6%
574,098	Janus Cash Liquidity Fund LLC, 0% (cost $574,098)	574,098

Total Investments (total cost $21,369,551) – 92.7%		20,710,376

Cash, Receivables and Other Assets, net of Liabilities**– 7.3%		1,620,202

Net Assets – 100%		$22,330,578

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$948,375	4.6%
Bermuda	846,452	4.1%
Brazil	2,605,031	12.6%
Canada	507,652	2.4%
Cayman Islands	1,771,616	8.5%
China	1,405,119	6.8%
Guernsey	15,898	0.1%
Hong Kong	1,086,571	5.2%
India	1,441,752	7.0%
Indonesia	407,806	2.0%
Japan	422,403	2.0%
Luxembourg	228,560	1.1%
Malaysia	180,757	0.9%
Mexico	411,924	2.0%
Netherlands	208,692	1.0%
Nigeria	98,156	0.5%
Philippines	307,713	1.5%
Russia	1,361,165	6.6%
Singapore	333,816	1.6%
South Africa	100,366	0.5%
South Korea	2,151,622	10.4%
Spain	205,824	1.0%
Sri Lanka	187,566	0.9%
Switzerland	123,311	0.6%
Taiwan	1,994,988	9.6%
United Arab Emirates	300,180	1.4%
United Kingdom	258,326	1.2%
United States††	798,735	3.9%

Total	$20,710,376	100.0%

††	Includes Cash Equivalents (1.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
Australian Dollar 11/15/12	871,000	$899,452	$4,646
Japanese Yen 11/15/12	31,875,000	408,714	1,107

Total		$1,308,166	$5,753

Financial Future – Short
6 Contracts	S&P 500® E-mini expires December 2012, principal amount $429,763, value $430,260, cumulative depreciation	$(497)

See Notes to Schedules of Investments and Financial Statements.

22 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Total Return Swaps outstanding at September 30, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International PLC	$218,438	FED Funds Effective plus 100 basis points	Samba Financial Group	12/31/12	$(8,338)
Morgan Stanley & Co. International PLC	148,821	FED Funds Effective plus 185 basis points	Baoshan Iron & Steel Co., Ltd.	2/25/14	(14,700)
Morgan Stanley & Co. International PLC	227,291	FED Funds Effective plus 185 basis points	China Construction Bank	2/25/14	(46,827)
Morgan Stanley & Co. International PLC	160,834	FED Funds Effective plus 185 basis points	Ping AN Insurance Co.	2/25/14	856
UBS A.G.	277,201	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	10/25/13	(1,699)
UBS A.G.	366,778	1 month USD LIBOR plus 50 basis points	China Construction Bank	10/25/13	5,588
UBS A.G.	3,352	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	11/9/13	(21)
UBS A.G.	4,433	1 month USD LIBOR plus 50 basis points	China Construction Bank	11/9/13	68
UBS A.G.	11,441	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	11/22/13	(70)
UBS A.G.	15,071	1 month USD LIBOR plus 50 basis points	China Construction Bank	11/22/13	230

Total					$(64,913)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 23

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares had a good year, rising 36.34% during the 12-month period ended September 30, 2012. This was significantly ahead of the Fund’s primary benchmark, the S&P 500 Index, which returned 30.20%. The Fund also significantly outperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which rose 25.93% during the period.

Sector Overview

The health care sector benefited from its defensive characteristics in the face of ongoing uncertainty in Europe and the upcoming “fiscal cliff” (a legislatively mandated deadline on a series of tax and spending policies) in the U.S. Interest in the sector was bolstered by increased dividends and share repurchases and several better-than-expected new product launches. Merger and acquisition activity further spurred investor interest as companies took advantage of low interest rates to make highly accretive acquisitions. This also drew attention to some of our favored innovative biotechnology companies as potential buyout targets.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Many of the Fund’s top contributors were concentrated in the biotechnology sector and fit into one of our key themes: investing in companies addressing high unmet medical needs. Examples include two of our top individual contributors, Regeneron Pharmaceuticals and Gilead Sciences.

Regeneron’s stock rose after the company raised guidance for its drug Eylea following better-than-expected sales. Eylea is a next generation drug for wet age-related macular degeneration (AMD), the leading cause of blindness for the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a better than expected uptake in the market. The company also benefited from advancement of another novel product for cholesterol lowering into the final stages of clinical testing.

Gilead Sciences received U.S. Food and Drug Administration (FDA) approval to market its HIV drug, Stribild, and priced it higher than market expectations. We believe this should support continued growth for the company’s high margin HIV franchise. Beyond that, Gilead’s emerging hepatitis C franchise widened its lead due to competitor setbacks. When Gilead acquired a key hepatitis C asset through its acquisition of Pharmasset in 2011, investors reacted negatively. Today, there is better appreciation for the product and its strong sales potential. We believe Gilead’s combination of highly active compounds represent one of the most promising new treatment regimens for hepatitis C, which afflicts 3% of the world’s population.

Pharmacy benefit manager (PBM) Express Scripts was another key contributor. We think the company’s

24 | SEPTEMBER 30, 2012

(unaudited)

acquisition of fellow PBM, Medco Health Solutions, could generate significant cost savings and would make Express Scripts the dominant provider of PBM services. We believe PBMs are well positioned to benefit from the wave of patent expirations of branded drugs that is currently underway, and from the rapid growth of specialty pharmaceuticals in the coming years.

Stocks That Weighed on Returns

Detractors were led by biotechnology holding Targacept. Despite highly promising proof of concept data for a novel treatment for refractory depression, late stage clinical trials failed to confirm a therapeutic benefit, leading to a significant decline in the shares. Our “value at risk” approach prompted us to reduce our position size in front of this binary event, but we nevertheless exited the position at a loss.

InterMune’s shares suffered from higher than expected reimbursement hurdles in Europe for its lead drug, Esbriet, used in the treatment of pulmonary fibrosis, a chronic lung disease. Although we believe pulmonary fibrosis remains a high unmet medical need, we think the sales ramp in Europe could take longer than initially expected. We continue to believe the stock has significant upside, especially if a confirmatory trial allows for a launch into the large U.S. market, where adoption could be more rapid.

Finally, Chelsea Therapeutics weighed on performance. The biotechnology holding declined significantly on concerns that FDA approval for its drug to treat some of the symptoms of Parkinson’s disease may be delayed or not approved. We continue to believe the drug has a chance for approval, although we think it’s likely additional studies will be required.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the portfolio.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Looking Ahead

The significant run-up in health care stocks could make them vulnerable to profit-taking, but we believe the outlooks for the stocks we own remain positive. Managed care is one segment that has not performed well due to investor fears over health care reform. We feel those worries are overdone and have found companies trading at attractive free cash flow multiples with good growth prospects.

Among portfolio changes, we sold our positions in several large pharmaceutical companies that had performed well for the Fund, but either faced patent expiration challenges or suffered disappointments with new drug development. We used the proceeds to invest in what we believe are high quality growth companies, such as Mead Johnson, a global leader in nutritional products, and Perrigo, the dominant provider of store brand over-the-counter pharmaceuticals.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Regeneron Pharmaceuticals, Inc.	2.85%
Express Scripts Holding Co.	2.47%
Gilead Sciences, Inc.	2.04%
Alexion Pharmaceuticals, Inc.	1.94%
Amylin Pharmaceuticals, Inc.	1.69%

5 Bottom Performers – Holdings

Contribution

Targacept, Inc.	–0.66%
InterMune, Inc.	–0.64%
Chelsea Therapeutics International, Ltd.	–0.49%
Aetna, Inc.	–0.40%
Mitsubishi Tanabe Pharma Corp.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	8.26%	95.39%	11.66%
Utilities	0.67%	0.00%	3.63%
Consumer Staples	0.56%	2.38%	11.15%
Energy	0.34%	0.00%	11.58%
Industrials	0.08%	0.00%	10.51%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.68%	0.00%	10.90%
Financials	–0.63%	0.00%	14.18%
Other**	–0.49%	2.13%	0.00%
Information Technology	–0.43%	0.00%	19.87%
Telecommunication Services	–0.21%	0.00%	3.04%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

26 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Express Scripts Holding Co. Pharmacy Services	3.9%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.7%
Celgene Corp. Medical – Biomedical and Genetic	3.6%
Aetna, Inc. Medical – HMO	3.5%
Valeant Pharmaceuticals International, Inc. (U.S. Shares) Medical – Drugs	3.0%

17.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 4.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 27

Janus Global Life Sciences Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	36.18%	6.05%	9.26%	8.53%	1.08%
MOP	28.33%	4.81%	8.62%	8.07%

Janus Global Life Sciences Fund – Class C Shares
NAV	35.21%	5.19%	8.47%	7.74%	1.78%
CDSC	33.86%	5.19%	8.47%	7.74%

Janus Global Life Sciences Fund – Class D Shares(1)	36.49%	6.22%	9.41%	8.69%	0.91%

Janus Global Life Sciences Fund – Class I Shares	36.55%	6.17%	9.39%	8.67%	0.88%

Janus Global Life Sciences Fund – Class S Shares	36.01%	5.85%	9.09%	8.37%	1.25%

Janus Global Life Sciences Fund – Class T Shares	36.34%	6.17%	9.39%	8.67%	1.01%

S&P 500® Index	30.20%	1.05%	8.01%	3.02%

Morgan Stanley Capital International World Health Care Index	25.93%	3.82%	7.26%	3.30%

Lipper Quartile – Class T Shares	1st	1st	2nd	2nd

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	3/43	5/34	10/26	6/11

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

28 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 29

Janus Global Life Sciences Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,083.30	$5.68

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,079.40	$9.88

Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,084.40	$4.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,084.80	$4.59

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,082.90	$6.46

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,084.00	$5.11

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

†	Expenses are equal to the net annualized expense ratio of 1.09% for Class A Shares, 1.90% for Class C Shares, 0.90% for Class D Shares, 0.88% for Class I Shares, 1.24% for Class S Shares and 0.98% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

30 | SEPTEMBER 30, 2012

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 97.2%
Diagnostic Kits – 0.9%
393,557	Quidel Corp.*	$7,450,034
Dialysis Centers – 2.0%
158,433	DaVita, Inc.*	16,415,243
Heart Monitors – 1.7%
149,279	HeartWare International, Inc.*	14,105,373
Instruments – Controls – 0.9%
42,200	Mettler-Toledo International, Inc.*	7,205,228
Instruments – Scientific – 1.4%
193,562	Thermo Fisher Scientific, Inc.	11,387,252
Life and Health Insurance – 1.0%
1,510,600	Odontoprev S.A.	8,460,553
Medical – Biomedical and Genetic – 20.0%
153,056	Alexion Pharmaceuticals, Inc.*	17,509,606
492,595	Ariad Pharmaceuticals, Inc.*	11,933,114
86,403	Biogen Idec, Inc.*	12,893,920
399,484	Celgene Corp.*	30,520,578
611,457	Chelsea Therapeutics International, Ltd.*	733,748
1,271,821	Fibrogen, Inc. – Private Placement°°,§	5,786,786
470,263	Gilead Sciences, Inc.*,**	31,192,545
759,672	Incyte Corp., Ltd.*	13,712,080
424,895	InterMune, Inc.*	3,811,308
165,190	Life Technologies Corp.*	8,074,487
87,513	Regeneron Pharmaceuticals, Inc.*	13,359,734
204,565	Seattle Genetics, Inc.*	5,513,027
215,080	Vertex Pharmaceuticals, Inc.*	12,033,726
		167,074,659
Medical – Drugs – 25.3%
175,365	Abbott Laboratories	12,023,024
806,417	Achillion Pharmaceuticals, Inc.*	8,394,801
477,255	Alkermes PLC*,**	9,903,041
158,498	Allergan, Inc.	14,515,247
1,902,941	Aurobindo Pharma, Ltd.	5,123,580
312,065	Endo Health Solutions, Inc.*	9,898,702
296,874	Forest Laboratories, Inc.*	10,571,683
1,638,332	Idenix Pharmaceuticals, Inc.*	7,487,177
575,481	Ironwood Pharmaceuticals, Inc.*	7,354,647
274,648	Jazz Pharmaceuticals PLC*,**	15,657,683
307,353	Medivation, Inc.*	17,322,415
132,928	Novartis A.G.**	8,136,574
41,151	Novo Nordisk A/S – Class B	6,502,119
66,159	Roche Holding A.G.**	12,363,472
266,420	Salix Pharmaceuticals, Ltd.*	11,280,223
152,645	Sanofi**	13,013,473
196,540	Shire PLC (ADR)	17,433,098
450,973	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	24,925,278
		211,906,237
Medical – Generic Drugs – 7.7%
389,492	Impax Laboratories, Inc.*	10,111,212
8,364,183	Mediquest Therapeutics – Private Placement°°,§,£	0
697,385	Mylan, Inc.*	17,016,194
51,250	Perrigo Co.	5,953,713
399,898	Pharmstandard OJSC (GDR)	5,678,552
249,481	Teva Pharmaceutical Industries, Ltd. (ADR)	10,331,008
179,790	Watson Pharmaceuticals, Inc.*	15,310,916
		64,401,595
Medical – HMO – 6.3%
729,846	Aetna, Inc.	28,901,902
213,970	Humana, Inc.	15,009,995
153,835	UnitedHealth Group, Inc.	8,523,997
		52,435,894
Medical – Hospitals – 0.6%
1,820,778	NMC Health PLC	5,321,076
Medical – Wholesale Drug Distributors – 2.3%
377,715	AmerisourceBergen Corp.	14,621,348
1,591,600	Sinopharm Group Co., Ltd.	5,100,887
		19,722,235
Medical Information Systems – 1.0%
90,711	athenahealth, Inc.*	8,324,548
Medical Instruments – 2.6%
259,977	Endologix, Inc.*	3,592,882
116,843	GMP Cos. – Private Placement°°,§	0
659,604	Lifesync Holdings – Private Placement°°,§	0
249,760	St. Jude Medical, Inc.	10,522,389
259,740	Volcano Corp.*	7,420,772
		21,536,043
Medical Products – 6.8%
199,487	Covidien PLC (U.S. Shares)**	11,853,518
146,440	Henry Schein, Inc.*	11,608,299
405,675	PSS World Medical, Inc.*	9,241,276
186,377	Stryker Corp.	10,373,744
228,637	Varian Medical Systems, Inc.*	13,791,384
		56,868,221
Patient Monitoring Equipment – 1.0%
343,847	Masimo Corp.	8,314,220
Pharmacy Services – 6.5%
772,600	Brazil Pharma S.A.	4,632,169
516,267	Express Scripts Holding Co.*	32,354,453
517,948	Omnicare, Inc.	17,594,693
		54,581,315
Physical Practice Management – 0.9%
100,033	MEDNAX, Inc.*	7,447,457
Retail – Drug Store – 0.8%
620,000	Raia Drogasil S.A.	7,125,487
Soap and Cleaning Preparations – 1.0%
141,275	Reckitt Benckiser Group PLC	8,131,838
Therapeutics – 5.6%
448,949	BioMarin Pharmaceutical, Inc.*	18,079,176
111,758	Onyx Pharmaceuticals, Inc.*	9,443,551
124,530	Pharmacyclics, Inc.*	8,032,185
221,149	Synageva BioPharma Corp.*	11,815,991
		47,370,903
Vitamins and Nutrition Products – 0.9%
107,540	Mead Johnson Nutrition Co.	7,880,531

Total Common Stock (cost $634,091,613)		813,465,942

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 31

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Preferred Stock – 0.5%
Medical – Biomedical and Genetic – 0%
5,192,551	Mediquest Therapeutics – Private Placement, (Series A-1), 0%°°,§	$0
Therapeutics – 0.5%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%°°,§	4,130,815

Total Preferred Stock (cost $7,265,869)		4,130,815

Warrant – 0%
Medical – Generic Drugs – 0%
803,980	Mediquest Therapeutics – expires 10/12/12°°,§ (cost $94,065)	0

Money Market – 2.6%
21,412,831	Janus Cash Liquidity Fund LLC, 0% (cost $21,412,831)	21,412,831

Total Investments (total cost $662,864,378) – 100.3%		839,009,588

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(2,174,739)

Net Assets – 100%		$836,834,849

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$20,218,209	2.4%
Canada	24,925,278	3.0%
China	5,100,887	0.6%
Denmark	6,502,119	0.8%
France	13,013,473	1.5%
India	5,123,580	0.6%
Ireland	37,414,242	4.5%
Israel	10,331,008	1.2%
Jersey	17,433,098	2.1%
Russia	5,678,552	0.7%
Switzerland	20,500,046	2.4%
United Kingdom	13,452,914	1.6%
United States††	659,316,182	78.6%

Total	$839,009,588	100.0%

††	Includes Cash Equivalents (76.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 11/15/12	1,240,000	$1,594,047	$7,983
Swiss Franc 11/15/12	4,400,000	4,684,192	18,170

		6,278,239	26,153

HSBC Securities (USA), Inc.:
Euro 11/8/12	1,943,000	2,497,590	20,937
Swiss Franc 11/8/12	4,675,000	4,976,299	39,957

		7,473,889	60,894

RBC Capital Markets Corp.: Euro 10/18/12	1,730,000	2,223,285	(47,793)

Total		$15,975,413	$39,254

See Notes to Schedules of Investments and Financial Statements.

32 | SEPTEMBER 30, 2012

Janus Global Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

We are pleased with Janus Global Research Fund Class T Shares’ 20.42% absolute return, for the twelve months ended September 30, 2012; however, we are disappointed with the weak relative returns. Our performance was worse than the 23.02% return of the MSCI World Growth Index. We also slightly underperformed the 20.98% return of our secondary benchmark, the MSCI All Country World Index.

While the past year was not our best, we continue to be pleased with the performance of the portfolio over the past three, five and seven years. In February, the Class D Shares of the Fund received the Lipper Award for the Best Global Multi-cap Fund for the five-year period ending December 31, 2011, based on consistency of strong risk-adjusted returns. Fifty Global Multi-cap Growth Funds were eligible for this award for the five-year period. This is exactly our objective, so we were thrilled to receive this recognition.

Proposed Fund Merger

Janus is proposing to merge Janus Global Research Fund and Janus Worldwide Fund, subject to SEC review and approval by shareholders of Janus Global Research Fund. If approved, anticipated end of January 2013, Janus Worldwide Fund’s name will change to Janus Global Research Fund, the benchmark will be the MSCI World Index, and the Fund will be managed by Janus’ research analysts, led by James Goff, applying the same investment strategies and restrictions of Janus Global Research Fund.

Director of Research Comments on Environment

2012 and the prior two calendar years have largely followed the same pattern – a promising start, followed by mid-year misery due largely to Europe, followed by a stronger finish. The first three months of calendar 2012 were strong based on the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) program, providing downside protection to Europe, and a perceived bottoming of the Chinese economy. Equity markets promptly rolled over from April to June based on further slowing and uncertainty in the U.S and China and continued dysfunction in Europe. Valuations, investor sentiment and the market bottomed in June and the “Sell in May and Go Away” slogan gave way to “Buy in June and Get Rich Soon.” With valuations at such low levels, it only took a bit of good news in the form of the Federal Reserve’s third round of quantitative easing, QE3, and bond buying by ECB to rally the MSCI World Growth Index 14.1% from its low in June to the end of September.

The outflows from equities and into bonds since the Lehman Crisis have been of historic proportions. We need to understand, though, that bad headlines are the friend of long-term investors putting money to work. I believe the outflow from equities into bonds is going to end badly for investors. We are finding lots of opportunities we like in the current market. And while high dividend yielding stocks have done well as investors chase for yield, we see attractive valuations particularly in growing companies that are reinvesting for growth as opposed to paying big dividends.

The focus of equity markets on safety and yield has led to the outperformance of larger capitalization and higher yielding companies. Our underexposure to such stocks was a headwind to our performance relative to our index over the past twelve months.

As always, our approach is long term and fundamental. We strive to find great businesses with long duration growth that will create value for shareholders. Investors are focused, probably too much so, on macroeconomic, political, and systemic issues in the global economy. Time horizons are short among investors. It is our hope and expectation that some progress will be made on the issues of deficits, elections and growth in China, Europe and the U.S. in the coming 12 months, calmer markets will prevail and investors will focus more on what we focus on – the long term.

Sector Views

In communications, content owners achieved healthy inflationary pricing despite some contentious battles with distributors this summer. This validates our view that content’s value is still increasing for both consumers and distributors. We believe the value of content will continue rising as it is viewed over new platforms and in international markets, where we see strong subscriber growth for pay-TV platforms. Lately, we have been encouraged by content owners’ ability to capture

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

advertising revenue for the content they offer on digital platforms by including the digital content in their upfront bundle sales to advertisers. We expect these multiplatform buys to become more meaningful over the next several years.

For consumer, back-to-school sales got off to a solid start in August. This supports our view that consumer spending continues to be in a growth mode, though at a sub-par annualized pace. The consumer still faces too many headwinds to expect robust growth in U.S. consumer spending in the fourth quarter. In this slow-growth environment, high-quality brands able to differentiate themselves have been able to gain market share.

Janus’ energy team thinks oil prices will remain at their current elevated levels and may even grind their way higher into next year. While oil production rose over the last six months – as Libyan production resumed and Saudi Arabia increased production – total oil inventory dropped for Organization for Economic Co-operation and Development (OECD) countries. This has kept the oil market tight. Going forward, we do not believe we will face a global slowdown severe enough to significantly reduce oil prices. We also believe fears the U.S. could drive oil prices down by flooding the global market are overblown. While horizontal drilling has allowed the U.S. to increase oil production for the first time in decades, the cost of that drilling remains high.

The financials team expects low growth in Europe, but the worst case scenario for the region – break up of the European Union (EU) – appears increasingly unlikely. Unfortunately, the austerity measures struggling countries put in place have choked off growth. The economic environment has also taken its toll on banks. Loan demand remains weak and the regulatory environment continues to hamper profits. However, stock valuations for European banks imply significantly lower returns than banks actually eked in the third quarter of 2012.

In health care, the failure of some high-profile, late-stage clinical trials to treat Alzheimer’s and hepatitis C reaffirmed our view that large-cap pharmaceutical companies are poor investments. We believe there are few commercially important product candidates in these companies’ late-stage pipelines and management will continue to rationalize poor drug development choices in an attempt to create future growth. The recent failures – which we had anticipated – offer a case in point. Many late-stage products face the additional risk of launching into an environment in which good generic alternatives already exist. For most of these new offerings, there is simply not enough innovation to command a substantial price premium, rapid uptake or a disproportionate market share.

Economic conditions continue to deteriorate in China, but our industrials team is starting to see light at the end of the tunnel. Two of the main indicators we monitor for the region – electricity production and rail freight volumes – have yet to turn positive. However, our outlook for China has improved. We see early signs that expansionary policies taken by the Chinese government this spring are starting to flow through the economy. Bank lending has turned up, and purchasing and restocking by Chinese companies have also accelerated. We believe the Chinese economy will start to reaccelerate in the fourth quarter and that 2013 will be a better year for profit growth.

As the pace of change in technology quickens, adaptability is increasingly vital to the prolonged success of technology companies. One of the quickest changes taking shape is the switch in online activity from desktops to mobile phones and tablets. However, the increase in data transmission is starting to clog mobile networks. In coming years, mobile carriers will have to ramp up capital expenditures and build out infrastructure to handle the increased data load. Consumers and businesses have also adopted several other trends faster than expected, including digital credit card payments and increased analytics capabilities.

Performance Overview

Our holdings in technology, industrials and energy weighed the most on performance, while our holdings in communications, financials and health care contributed. On a country basis, our holdings in India and the U.S. were the largest detractors, while holdings and underweight in Japan were the largest contributors.

Individually, India’s Jain Irrigation Systems, a manufacturer of micro-irrigation systems, was the largest detractor. The stock declined after the company reported a loss in its latest quarter. We exited our position. While we continue to like the company’s long-term opportunity in irrigation, we felt the near-term risks on implementing a new finance program to attract cash-strapped farmers as well as ongoing political paralysis in India, which has delayed subsidy payments, were too significant.

Staying in India, Adani Enterprises, a conglomerate involved in coal mining and power generation, also weighed on performance. The stock declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of Adani’s projects. Using an integrated approach involving coal mining, coal logistics and power generation to power

34 | SEPTEMBER 30, 2012

(unaudited)

transmission, Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Social gaming company Zynga was also a key detractor. A decision by Facebook to de-emphasize gaming on its platform significantly impacted Zynga. We are assessing our thesis on the social gaming company in light of this change.

Individual contributors were led by Apple, the Fund’s largest holding. The world’s largest mobile device and computer maker benefited from strong earnings reported earlier in the period, driven by significant iPhone and iPad sales, as well as the release its latest version of its iPhone late in the period. Apple also initiated its first dividend and share repurchase program during the year. We think Apple continues to have strong opportunities as it attracts new and potentially long-term subscribers and it increases its addressable market as it offers products with lower price points. Apple remained reasonably valued, in our view, so we increased our position.

LyondellBasell Industries was also a significant contributor. The large chemical producer has a cost advantage because the primary input to its production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply. We also feel the company’s new management team is return-on-capital driven and disciplined on investing in its business.

Finally, pharmacy benefit manager (PBM) Express Scripts aided performance. We think the company’s acquisition of fellow PBM, Medco Health Solutions, could generate significant cost savings and would make Express Scripts the dominant provider of PBM services. We believe PBMs are well positioned to benefit from the wave of patent expirations of branded drugs that is currently underway, and from the rapid growth of specialty pharmaceuticals in the coming years.

Thank you for your investment in Janus Global Research Fund.

Janus Global & International Funds | 35

Janus Global Research Fund (unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.48%
LyondellBasell Industries N.V. – Class A	0.81%
Express Scripts Holding Co.	0.62%
Prada SpA	0.61%
eBay, Inc.	0.61%

5 Bottom Performers – Holdings

Contribution

Jain Irrigation Systems, Ltd.	–0.75%
Zynga, Inc. – Class A	–0.59%
Adani Enterprises, Ltd.	–0.58%
Turquoise Hill Resources, Ltd.	–0.52%
PDG Realty S.A. Empreendimentos e Participacoes	–0.46%

3 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Communications	1.07%	7.89%	7.90%
Health Care	0.84%	9.61%	9.69%
Financials	0.45%	7.97%	8.05%

4 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.36%	25.03%	25.50%
Technology	–1.37%	16.98%	17.12%
Energy	–0.41%	8.68%	8.84%
Consumer	–0.28%	22.71%	22.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

36 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	2.8%
Canadian Pacific Railway, Ltd. Transportation – Railroad	2.2%
FANUC Corp. Industrial Automation and Robotics	2.0%
Kuehne + Nagel International A.G. Transportation – Services	1.6%
Syngenta A.G. Agricultural Chemicals	1.6%

10.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 3.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 37

Janus Global Research Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012				per the January 27, 2012 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	20.40%	0.05%	7.67%	1.17%	1.17%
MOP	13.51%	–1.13%	6.83%

Janus Global Research Fund – Class C Shares
NAV	19.38%	–0.78%	6.84%	1.94%	1.94%
CDSC	18.19%	–0.78%	6.84%

Janus Global Research Fund – Class D Shares(1)	20.55%	0.14%	7.73%	1.01%	1.01%

Janus Global Research Fund – Class I Shares	20.59%	0.09%	7.70%	0.97%	0.97%

Janus Global Research Fund – Class S Shares	20.13%	–0.21%	7.41%	1.36%	1.36%

Janus Global Research Fund – Class T Shares	20.42%	0.09%	7.70%	1.11%	1.11%

Morgan Stanley Capital International World Growth Index	23.02%	–0.62%	4.58%

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	4.09%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total return for Global Funds	356/739	107/430	18/286

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

38 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Global & International Funds | 39

Janus Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$964.70	$5.84

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$961.50	$9.90

Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$10.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$965.50	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$965.40	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$963.90	$6.68

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$965.50	$5.45

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.60

†	Expenses are equal to the net annualized expense ratio of 1.19% for Class A Shares, 2.02% for Class C Shares, 1.03% for Class D Shares, 0.96% for Class I Shares, 1.36% for Class S Shares and 1.11% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

40 | SEPTEMBER 30, 2012

Janus Global Research Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 99.6%
Agricultural Chemicals – 1.6%
12,978	Syngenta A.G.	$4,851,911
Airlines – 0.7%
114,053	United Continental Holdings, Inc.*	2,224,034
Apparel Manufacturers – 1.4%
38,264	Coach, Inc.	2,143,549
299,416	Prada SpA	2,235,831
		4,379,380
Applications Software – 1.6%
30,455	Intuit, Inc.	1,793,190
107,425	Microsoft Corp.	3,199,117
		4,992,307
Athletic Footwear – 0.9%
29,312	NIKE, Inc. – Class B	2,782,002
Automotive – Cars and Light Trucks – 1.4%
893,000	Isuzu Motors, Ltd.	4,315,060
Automotive – Truck Parts and Equipment – Original – 0.7%
35,262	WABCO Holdings, Inc.*	2,033,560
Beverages – Non-Alcoholic – 1.5%
83,824	Coca-Cola Co.	3,179,444
24,562	Monster Beverage Corp.*	1,330,278
		4,509,722
Beverages – Wine and Spirits – 1.4%
37,106	Pernod-Ricard S.A.	4,162,726
Brewery – 1.4%
95,891	SABMiller PLC	4,211,246
Cable/Satellite Television – 2.5%
73,757	Comcast Corp. – Class A	2,638,288
33,478	Kabel Deutschland Holding A.G.	2,387,814
27,609	Time Warner Cable, Inc.	2,624,511
		7,650,613
Casino Hotels – 0.8%
215,403	MGM Resorts International*	2,315,582
Cellular Telecommunications – 0.6%
76,124	America Movil S.A.B. de C.V. (ADR)	1,936,595
Chemicals – Diversified – 0.9%
51,565	LyondellBasell Industries N.V. – Class A	2,663,848
Commercial Banks – 1.2%
113,100	Banco do Brasil S.A.	1,384,101
1,921,000	China Construction Bank Corp.	1,332,892
83,583	Sberbank of Russia (ADR)	980,429
		3,697,422
Commercial Services – Finance – 0.7%
4,921	MasterCard, Inc. – Class A	2,221,733
Computer Aided Design – 0.7%
65,571	Autodesk, Inc.*	2,188,104
Computers – 2.8%
13,028	Apple, Inc.	8,693,063
Consulting Services – 1.0%
47,269	Gartner, Inc.*	2,178,628
21,410	Verisk Analytics, Inc. – Class A*	1,019,330
		3,197,958
Consumer Products – Miscellaneous – 0.6%
1,015,500	Samsonite International S.A.	1,948,804
Containers – Metal and Glass – 0.8%
67,907	Crown Holdings, Inc.*	2,495,582
Cosmetics and Toiletries – 1.3%
35,954	Colgate-Palmolive Co.	3,854,988
Decision Support Software – 0.5%
39,600	MSCI, Inc.*	1,417,284
Dialysis Centers – 0.7%
20,155	DaVita, Inc.*	2,088,260
Distribution/Wholesale – 0.7%
159,569	Adani Enterprises, Ltd.	608,595
962,000	Li & Fung, Ltd.	1,491,300
		2,099,895
Diversified Banking Institutions – 0.8%
24,261	Deutsche Bank A.G.	958,413
36,656	JPMorgan Chase & Co.	1,483,835
		2,442,248
Diversified Operations – 1.7%
47,208	Danaher Corp.	2,603,521
42,436	Dover Corp.	2,524,518
		5,128,039
E-Commerce/Products – 1.6%
9,940	Amazon.com, Inc.*	2,527,941
52,251	eBay, Inc.*	2,529,471
		5,057,412
Electric – Transmission – 0.5%
42,194	Brookfield Infrastructure Partners L.P.	1,499,997
Electronic Components – Miscellaneous – 0.7%
67,901	TE Connectivity, Ltd. (U.S. Shares)	2,309,313
Electronic Components – Semiconductors – 1.7%
243,974	ARM Holdings PLC	2,265,037
65,075	International Rectifier Corp.*	1,086,102
286,978	ON Semiconductor Corp.*	1,770,654
		5,121,793
Electronic Connectors – 0.6%
30,239	Amphenol Corp. – Class A	1,780,472
Electronic Measuring Instruments – 0.9%
10,900	Keyence Corp.	2,794,155
Enterprise Software/Services – 1.2%
25,252	Informatica Corp.*	879,022
85,057	Oracle Corp.	2,678,445
		3,557,467
Entertainment Software – 0.5%
103,800	Nexon Co., Ltd.	1,427,549
Finance – Credit Card – 0.5%
26,270	American Express Co.	1,493,712
Food – Miscellaneous/Diversified – 1.1%
55,467	Danone S.A.	3,414,527
Food – Retail – 1.0%
19,356	Whole Foods Market, Inc.	1,885,275
55,435	X5 Retail Group N.V. (GDR)	1,164,689
		3,049,964

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 41

Janus Global Research Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Hotels and Motels – 0.9%
38,693	Marriott International, Inc. – Class A	$1,512,896
608,000	Shangri-La Asia, Ltd.	1,179,334
		2,692,230
Industrial Automation and Robotics – 2.0%
37,700	FANUC Corp.	6,078,775
Instruments – Controls – 1.0%
105,043	Sensata Technologies Holding N.V.*	3,127,130
Insurance Brokers – 0.6%
32,551	Aon PLC	1,702,092
Internet Applications Software – 0.2%
177,445	Zynga, Inc. – Class A*	503,944
Internet Gambling – 0.9%
1,679,356	Bwin.Party Digital Entertainment PLC	2,817,229
Investment Management and Advisory Services – 0.4%
20,053	T. Rowe Price Group, Inc.	1,269,355
Life and Health Insurance – 1.7%
796,300	AIA Group, Ltd.	2,967,973
174,983	Prudential PLC	2,264,453
		5,232,426
Machinery – General Industrial – 1.5%
251,100	Nabtesco Corp.	4,611,975
Machinery – Pumps – 1.0%
104,121	Weir Group PLC	2,972,244
Medical – Biomedical and Genetic – 2.5%
31,472	Celgene Corp.*	2,404,461
36,368	Gilead Sciences, Inc.*	2,412,290
56,682	Incyte Corp., Ltd.*	1,023,110
30,236	Vertex Pharmaceuticals, Inc.*	1,691,704
		7,531,565
Medical – Drugs – 3.9%
19,655	Allergan, Inc.	1,800,005
33,079	Jazz Pharmaceuticals PLC*	1,885,834
44,084	Medivation, Inc.*	2,484,574
19,771	Sanofi	1,685,541
71,602	Shire PLC	2,097,134
37,070	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	2,048,859
		12,001,947
Medical – HMO – 1.0%
76,145	Aetna, Inc.	3,015,342
Medical – Wholesale Drug Distributors – 0.6%
44,249	AmerisourceBergen Corp.	1,712,879
Medical Products – 0.4%
22,972	Covidien PLC (U.S. Shares)	1,364,996
Metal – Diversified – 0.7%
238,500	Turquoise Hill Resources, Ltd.*	2,031,181
Metal – Iron – 1.1%
910,114	Fortescue Metals Group, Ltd.	3,294,129
Metal Processors and Fabricators – 0.8%
14,635	Precision Castparts Corp.	2,390,481
Multimedia – 2.1%
153,959	News Corp. – Class A	3,776,614
49,079	Walt Disney Co.	2,565,850
		6,342,464
Networking Products – 0.7%
120,337	Cisco Systems, Inc.	2,297,233
Oil – Field Services – 0.6%
25,571	Schlumberger, Ltd. (U.S. Shares)	1,849,550
Oil and Gas Drilling – 0.3%
18,158	Helmerich & Payne, Inc.	864,502
Oil Companies – Exploration and Production – 3.9%
62,979	Canadian Natural Resources, Ltd.	1,943,583
11,174	Continental Resources, Inc.*	859,281
21,994	Noble Energy, Inc.	2,039,064
15,971	Occidental Petroleum Corp.	1,374,464
196,313	Ophir Energy PLC*	1,927,154
114,611	Tullow Oil PLC	2,535,191
27,920	Whiting Petroleum Corp.*	1,322,850
		12,001,587
Oil Companies – Integrated – 2.0%
114,493	BG Group PLC	2,310,749
71,590	Petroleo Brasileiro S.A. (ADR)	1,642,274
30,882	Royal Dutch Shell PLC (ADR)	2,143,520
		6,096,543
Oil Field Machinery and Equipment – 0.3%
12,739	National Oilwell Varco, Inc.	1,020,521
Pharmacy Services – 1.3%
39,609	Express Scripts Holding Co.*	2,482,296
47,162	Omnicare, Inc.	1,602,093
		4,084,389
Real Estate Management/Services – 0.8%
21,428	Jones Lang LaSalle, Inc.	1,636,028
43,000	Mitsubishi Estate Co., Ltd.	823,404
		2,459,432
Real Estate Operating/Development – 0.8%
22,544	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	777,993
449,995	Hang Lung Properties, Ltd.	1,537,939
		2,315,932
Retail – Apparel and Shoe – 2.0%
9,900	Fast Retailing Co., Ltd.	2,303,063
75,756	Limited Brands, Inc.	3,731,741
		6,034,804
Retail – Automobile – 0.3%
16,311	CFAO S.A.	781,106
Retail – Discount – 0.8%
37,453	Family Dollar Stores, Inc.	2,483,134
Retail – Jewelry – 0.7%
36,092	Cie Financiere Richemont S.A.	2,165,059
Retail – Major Department Stores – 1.0%
55,316	Nordstrom, Inc.	3,052,337

See Notes to Schedules of Investments and Financial Statements.

42 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares		Value

Semiconductor Components/Integrated Circuits – 1.8%
351,261	Atmel Corp.*	$1,847,633
1,225,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,756,360
		5,603,993
Semiconductor Equipment – 1.0%
58,192	ASML Holding N.V. (U.S. Shares)	3,123,747
Soap and Cleaning Preparations – 0.8%
43,184	Reckitt Benckiser Group PLC	2,485,686
Software Tools – 0.3%
10,566	VMware, Inc. – Class A*	1,022,155
Steel – Producers – 1.2%
167,088	ThyssenKrupp A.G.	3,550,998
Telecommunication Services – 1.8%
109,783	Amdocs, Ltd. (U.S. Shares)	3,621,741
65,541	Virgin Media, Inc.	1,929,527
		5,551,268
Television – 0.8%
70,288	CBS Corp. – Class B	2,553,563
Therapeutics – 0.4%
27,329	BioMarin Pharmaceutical, Inc.*	1,100,539
Tobacco – 2.6%
129,100	Japan Tobacco, Inc.	3,875,317
47,149	Philip Morris International, Inc.	4,240,581
		8,115,898
Toys – 1.3%
85,562	Mattel, Inc.	3,035,740
7,500	Nintendo Co., Ltd.	950,718
		3,986,458
Transactional Software – 0.4%
26,653	Solera Holdings, Inc.	1,169,267
Transportation – Railroad – 2.2%
80,275	Canadian Pacific Railway, Ltd.	6,664,263
Transportation – Services – 2.8%
52,165	Koninklijke Vopak N.V.	3,662,348
43,346	Kuehne + Nagel International A.G.	4,896,134
		8,558,482
Wireless Equipment – 2.2%
37,028	Crown Castle International Corp.*	2,373,495
44,271	Motorola Solutions, Inc.	2,237,899
238,166	Telefonaktiebolaget L.M. Ericsson – Class B	2,170,784
		6,782,178

Total Common Stock (cost $263,140,539)		304,475,335

Money Market – 1.3%
3,875,000	Janus Cash Liquidity Fund LLC, 0% (cost $3,875,000)	3,875,000

Total Investments (total cost $267,015,539) – 100.9%		308,350,335

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(2,663,226)

Net Assets – 100%		$305,687,109

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,294,129	1.1%
Bermuda	4,170,631	1.3%
Brazil	3,026,375	1.0%
Canada	13,465,879	4.4%
China	1,332,892	0.4%
Curacao	1,849,550	0.6%
France	10,043,900	3.3%
Germany	6,897,225	2.2%
Gibraltar	2,817,229	0.9%
Guernsey	3,621,741	1.2%
Hong Kong	4,505,912	1.5%
India	608,595	0.2%
Ireland	3,250,830	1.1%
Italy	2,235,831	0.7%
Japan	27,180,016	8.8%
Jersey	2,097,134	0.7%
Luxembourg	1,948,804	0.6%
Mexico	1,936,595	0.6%
Netherlands	13,741,762	4.5%
Russia	980,429	0.3%
Sweden	2,170,784	0.7%
Switzerland	14,222,417	4.6%
Taiwan	3,756,360	1.2%
United Kingdom	24,817,372	8.0%
United States††	154,377,943	50.1%

Total	$308,350,335	100.0%

††	Includes Cash Equivalents (48.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

Fund Snapshot
The Janus Global Select Fund invests globally, seeking companies with competitive advantages that lead to improving returns on invested capital and sustainable, long-term growth. We make high-conviction investments, where we believe we possess differentiated research insights in an effort to deliver superior risk-adjusted results over the long term.
George Maris portfolio manager

Performance Review

For the 12-month period ended September 30, 2012, Janus Global Select Fund’s Class T Shares returned 3.38%, underperforming its primary benchmark, the MSCI All Country World Index, which returned 20.98%.

Portfolio Manager Change

George Maris, CFA, was named as portfolio manager of Janus Global Select Fund in August. Maris replaces John Eisinger, who left the firm. Maris has managed the Janus Worldwide Fund and Janus Aspen Worldwide Portfolio since March of 2011. Maris joined Janus from Northern Trust, where he managed U.S., international and global large-cap strategies for institutional and retail clients. He has 14 years of investment management experience including stints at Columbia Management Group and Putnam Investments as well as Northern Trust. Maris will work hand-in-hand with Janus’ team of equity analysts to identify what we consider the best ideas across sectors throughout the world.

Investment Strategy

The Fund remains a high-conviction stock-picking strategy. Looking forward, we plan to invest in 40-70 companies we think represent the best investments from around the world, regardless of geography and across the market capitalization spectrum. We focus on companies with attractive free-cash-flow growth profiles relative to their current valuations, trustworthy management teams and competitive advantages in their businesses. Because we seek excess returns through stock selection, sector weightings generally will not materially diverge from the benchmark weightings. We expect turnover of 50% per year and maximum position sizes of 5%. Additionally, we seek to mitigate liquidity risk by appropriately sizing positions.

Investment Environment

Many of the fears of a global financial crisis emanating from the potential dissolution of the eurozone receded following the European Central Bank’s (ECB) commitment to act as lender of last resort in September. Similarly, German Chancellor Angela Merkel’s support for the ECB’s action demonstrated the key players were unwilling to let the eurozone dissolve. These actions supported our view that a panic leading to runs on banks and sovereign credits was highly unlikely and spurred rallies in equity markets globally, particularly European financials tied to sovereign concerns and European cyclicals hurt by weak demand. Emerging market companies, particularly in China for which Europe is their largest export market, also benefited. This phenomenon led to a virtuous cycle: stronger exports out of China to Europe help other emerging market countries which export to China. The acceptance of an eventual return to normalcy also unlocked value in cyclical stocks by reinforcing the notion current earnings are cyclically weak, and not permanently impaired.

Performance discussion

The Fund significantly underperformed its benchmark due largely to our holdings in the information technology, materials and consumer discretionary sectors. These were partially offset by the relative contribution of our energy holdings. On a country basis, our holdings in the U.S. and Canada weighed the most on performance, while our holdings in Japan were the primary contributors.

Individually, Turquoise Hill Resources, Baoxin Auto Group and EVA Precision Industrial Holdings were the largest individual detractors. All three were sold as part of the portfolio manager transition.

Contributors were led by Cobalt International Energy, Isuzu Motors and Prudential. Isuzu was sold by the previous manager. Cobalt, a U.S. company, reported a significant discovery in one of its West African offshore wells. We

44 | SEPTEMBER 30, 2012

(unaudited)

continue to like the oil-focused exploration and production company based on its development prospects.

Prudential also had strong gains during the period. The U.K. insurer benefited late in the period from a favorable regulatory ruling involving capital requirements for its overseas operations. Earlier, the company’s shares rose as part of a general rebound in the financial sector and a strong earnings report driven by better-than-expected results in Asia. Prudential has one of the best long-term growth profiles of any financial services stocks in the world, in our view.

Derivatives

During the period, the previous portfolio manager used options, futures, swaps and forward exchange contracts. In aggregate, these positions detracted from the Fund’s performance during the period. The current portfolio manager plans to use derivatives on a more limited basis relative to the previous manager. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We believe the U.S. remains attractive from several perspectives including its strengthened financial system and recovering residential real estate market. Improving home prices are an important factor in consumer wealth. However, unemployment remains stubbornly high, and if higher taxes are implemented, we anticipate investing and consumption will decline. We believe Europe is marginally more attractive based on the political will demonstrated in addressing its sovereign debt crisis. Improvement in Europe should directly benefit emerging markets, which have been unfairly penalized in the risk-off investing environment. Additionally, once the Chinese leadership transition occurs, we expect the Chinese government will be more likely to accelerate economic growth.

Thank you for your continued investment in Janus Global Select Fund.

Janus Global & International Funds | 45

Janus Global Select Fund (unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Cobalt International Energy, Inc.	5.67%
Isuzu Motors, Ltd.	1.46%
Prudential PLC	1.34%
Pfizer, Inc.	0.87%
Tower Bersama Infrastructure Tbk PT	0.71%

5 Bottom Performers – Holdings

Contribution

Turquoise Hill Resources, Ltd.	–4.08%
Baoxin Auto Group, Ltd.	–1.30%
EVA Precision Industrial Holdings, Ltd.	–1.04%
Jain Irrigation Systems, Ltd.	–0.99%
Atmel Corp.	–0.97%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Energy	3.53%	9.56%	11.50%
Telecommunication Services	0.80%	1.15%	4.70%
Health Care	–0.03%	10.20%	9.17%
Other**	–0.11%	–1.31%	0.00%
Utilities	–0.82%	1.63%	3.75%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	–6.36%	21.20%	12.66%
Materials	–5.25%	8.12%	7.89%
Consumer Discretionary	–4.07%	16.18%	10.32%
Industrials	–3.52%	7.74%	10.41%
Consumer Staples	–1.84%	5.29%	10.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

46 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Bwin.Party Digital Entertainment PLC Internet Gambling	3.2%
AIA Group, Ltd. Life and Health Insurance	2.9%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.8%
Citigroup, Inc. Diversified Banking Institutions	2.5%
Mead Johnson Nutrition Co. Vitamins and Nutrition Products	2.5%

13.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 8.6% of total net assets.

*Includes Cash and Cash Equivalents of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 47

Janus Global Select Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	3.11%	–5.29%	9.06%	–0.19%	1.09%	1.09%
MOP	–2.84%	–6.41%	8.42%	–0.67%

Janus Global Select Fund – Class C Shares
NAV	2.32%	–6.09%	8.25%	–0.94%	1.82%	1.82%
CDSC	1.30%	–6.09%	8.25%	–0.94%

Janus Global Select Fund – Class D Shares(1)	3.42%	–5.13%	9.17%	–0.11%	0.86%	0.86%

Janus Global Select Fund – Class I Shares	3.41%	–5.18%	9.14%	–0.13%	0.85%	0.85%

Janus Global Select Fund – Class R Shares	2.85%	–5.70%	8.62%	–0.61%	1.47%	1.47%

Janus Global Select Fund – Class S Shares	3.49%	–5.36%	8.93%	–0.33%	1.22%	1.22%

Janus Global Select Fund – Class T Shares	3.38%	–5.18%	9.14%	–0.13%	0.97%	0.97%

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	8.61%	1.93%

Lipper Quartile – Class T Shares	4th	4th	2nd	4th

Lipper Ranking – based on total return for Global Funds	714/739	374/430	75/217	105/136

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

48 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

Janus Global & International Funds | 49

Janus Global Select Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$819.50	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$816.40	$9.17

Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$10.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$821.20	$4.19

Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$820.50	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$818.70	$6.68

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$819.40	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$820.50	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

†	Expenses are equal to the net annualized expense ratio of 1.19% for Class A Shares, 2.02% for Class C Shares, 0.92% for Class D Shares, 0.97% for Class I Shares, 1.47% for Class R Shares, 1.22% for Class S Shares and 0.97% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

50 | SEPTEMBER 30, 2012

Janus Global Select Fund

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Common Stock – 98.7%
Airlines – 1.4%
3,236,287	Delta Air Lines, Inc.*	$29,644,389
Apparel Manufacturers – 0.8%
2,244,400	Prada SpA	16,759,622
Beverages – Wine and Spirits – 1.8%
339,575	Pernod-Ricard S.A.	38,095,125
Brewery – 1.7%
832,904	SABMiller PLC	36,578,653
Building – Residential and Commercial – 1.4%
35,467,406	Taylor Wimpey PLC	31,095,183
Cable/Satellite Television – 0.8%
462,945	Comcast Corp. – Class A	16,559,543
Cellular Telecommunications – 1.4%
10,689,261	Vodafone Group PLC	30,332,407
Coal – 0.8%
26,663,000	Harum Energy Tbk PT	16,446,597
Commercial Banks – 1.0%
1,357,122	Banco do Brasil S.A.	16,608,254
1,654,500	Grupo Financiero Santander Mexico S.A.B. de C.V.	4,502,443
		21,110,697
Commercial Services – 1.1%
1,460,600	Anhanguera Educacional Participacoes S.A.	24,289,277
Computer Aided Design – 1.1%
320,663	ANSYS, Inc.*	23,536,664
Computers – Memory Devices – 1.4%
903,741	NetApp, Inc.*	29,715,004
Diversified Banking Institutions – 9.8%
1,663,980	Citigroup, Inc.	54,445,426
1,064,511	Credit Suisse Group A.G.	22,565,097
1,238,004	JPMorgan Chase & Co.	50,114,402
1,913,145	Morgan Stanley	32,026,047
1,843,917	Societe Generale S.A.	52,360,448
		211,511,420
Diversified Operations – 1.3%
497,870	Danaher Corp.	27,457,531
Electric – Transmission – 1.1%
668,064	Brookfield Infrastructure Partners L.P.	23,749,675
Electronic Components – Semiconductors – 1.4%
4,940,962	ON Semiconductor Corp.*	30,485,736
Electronic Measuring Instruments – 0.4%
3,873,840	Chroma ATE, Inc.£	8,161,719
Enterprise Software/Services – 3.1%
688,955	Informatica Corp.*	23,982,524
1,348,162	Oracle Corp.	42,453,621
		66,436,145
Food – Miscellaneous/Diversified – 1.2%
747,179	Unilever N.V.	26,430,208
Heart Monitors – 1.0%
233,494	HeartWare International, Inc.*	22,062,848
Independent Power Producer – 2.1%
2,136,415	NRG Energy, Inc.	45,697,917
Industrial Automation and Robotics – 1.4%
191,500	FANUC Corp.	30,877,596
Industrial Gases – 1.8%
381,099	Praxair, Inc.	39,588,564
Internet Gambling – 3.2%
41,028,486	Bwin.Party Digital Entertainment PLC£	68,827,960
Investment Management and Advisory Services – 0.9%
1,152,500	Grupo BTG Pactual	18,369,479
Life and Health Insurance – 5.4%
16,851,200	AIA Group, Ltd.	62,807,872
2,402,466	CNO Financial Group, Inc.	23,183,797
2,322,646	Prudential PLC	30,057,331
		116,049,000
Machinery – Construction and Mining – 1.1%
418,222	Joy Global, Inc.	23,445,525
Machinery – General Industrial – 1.0%
1,121,200	Nabtesco Corp.	20,593,176
Medical – Biomedical and Genetic – 2.0%
643,604	Gilead Sciences, Inc.*	42,690,253
Medical – Drugs – 4.1%
617,991	Jazz Pharmaceuticals PLC*	35,231,667
378,701	Sanofi	32,285,468
692,821	Shire PLC	20,291,875
		87,809,010
Medical – HMO – 1.6%
869,244	Aetna, Inc.	34,422,062
Medical – Wholesale Drug Distributors – 1.9%
1,049,583	AmerisourceBergen Corp.	40,629,358
Metal – Iron – 0.9%
5,601,247	Fortescue Metals Group, Ltd.	20,273,537
Multimedia – 1.4%
1,259,701	News Corp. – Class A	30,900,466
Networking Products – 1.1%
1,246,788	Cisco Systems, Inc.	23,801,183
Oil – Field Services – 2.2%
644,459	Schlumberger, Ltd. (U.S. Shares)	46,613,720
Oil Companies – Exploration and Production – 5.4%
1,165,261	Cobalt International Energy, Inc.*	25,950,362
400,953	EOG Resources, Inc.	44,926,784
516,619	Occidental Petroleum Corp.	44,460,231
		115,337,377
Oil Companies – Integrated – 2.8%
2,606,793	Petroleo Brasileiro S.A. (ADR)	59,799,831
Pharmacy Services – 1.7%
567,623	Express Scripts Holding Co.*	35,572,933
Property and Casualty Insurance – 1.4%
1,171,800	Tokio Marine Holdings, Inc.	29,948,336
Real Estate Operating/Development – 0.9%
5,986,000	Hang Lung Properties, Ltd.	20,458,227
Retail – Apparel and Shoe – 0.8%
72,500	Fast Retailing Co., Ltd.	16,865,868
Retail – Major Department Stores – 1.4%
546,445	Nordstrom, Inc.	30,152,835

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 51

Janus Global Select Fund

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Semiconductor Components/Integrated Circuits – 1.0%
4,073,005	Atmel Corp.*	$21,424,006
Steel – Producers – 1.5%
1,544,557	ThyssenKrupp A.G.	32,825,334
Telecommunication Services – 4.4%
1,007,672	Amdocs, Ltd. (U.S. Shares)	33,243,099
78,219,500	Tower Bersama Infrastructure Tbk PT	36,390,672
868,346	Virgin Media, Inc.	25,564,106
		95,197,877
Tobacco – 2.0%
1,422,600	Japan Tobacco, Inc.	42,703,527
Toys – 0.9%
150,300	Nintendo Co., Ltd.	19,052,384
Transportation – Marine – 1.1%
3,160	A.P. Moeller – Maersk A/S – Class B	22,619,681
Transportation – Railroad – 2.5%
385,995	Canadian Pacific Railway, Ltd.	32,044,497
273,042	Kansas City Southern	20,691,123
		52,735,620
Vitamins and Nutrition Products – 2.5%
725,027	Mead Johnson Nutrition Co.**	53,129,979
Wireless Equipment – 2.3%
5,521,739	Telefonaktiebolaget L.M. Ericsson – Class B**	50,328,350

Total Common Stock (cost $2,078,207,285)		2,119,199,414

Preferred Stock – 1.8%
Automotive – Cars and Light Trucks – 1.8%
208,987	Volkswagen A.G., 2.0600% (cost $38,135,489)	38,117,497

Purchased Options – Calls – 0%
24,125	iShares Russell 2000 Index Fund (ETF) expires December 2012 exercise price $95.16	178,086
15,240	Ivanhoe Mines, Ltd. expires January 2013 exercise price $23.00	39,955

Total Purchased Options – Calls (premiums paid $10,768,300)		218,041

Total Investments (total cost $2,127,111,074) – 100.5%		2,157,534,952

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(10,782,490)

Net Assets – 100%		$2,146,752,462

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$20,273,537	0.9%
Bermuda	23,749,675	1.1%
Brazil	119,066,841	5.5%
Canada	32,044,497	1.5%
Curacao	46,613,720	2.2%
Denmark	22,619,681	1.1%
France	122,741,041	5.7%
Germany	70,942,831	3.3%
Gibraltar	68,827,960	3.2%
Guernsey	33,243,099	1.5%
Hong Kong	83,266,099	3.9%
Indonesia	52,837,269	2.5%
Ireland	35,231,667	1.6%
Italy	16,759,622	0.8%
Japan	160,040,887	7.4%
Jersey	20,291,875	0.9%
Mexico	4,502,443	0.2%
Netherlands	26,430,208	1.2%
Sweden	50,328,350	2.3%
Switzerland	22,565,097	1.1%
Taiwan	8,161,719	0.4%
United Kingdom	128,063,574	5.9%
United States	988,933,260	45.8%

Total	$2,157,534,952	100.0%

See Notes to Schedules of Investments and Financial Statements.

52 | SEPTEMBER 30, 2012

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering superior long-term results for our clients.
Brad Slingerlend portfolio manager

Performance Overview

During the 12 months ended September 30, 2012, Janus Global Technology Fund’s Class T Shares returned 22.86%. By comparison, the Fund’s primary benchmark, the S&P 500 Index, returned 30.20% while the Fund’s secondary benchmark, the MSCI World Information Technology Index, returned 25.23%.

Market Environment

Global technology stocks generated strong absolute returns during the period. Gains were strongest during the first quarter of 2012 when supply chain semiconductor stocks bounced off cyclical lows and investors took advantage of low valuations in large cap technology companies. After retrenching during the second quarter due to slowing economic growth and ongoing worries over the European sovereign debt crisis, technology stocks rallied sharply again over the final month along with global indices following central bank actions in both Europe and the U.S.

Despite the strong performance of technology stocks, technology spending was mixed. In enterprise spending, financial companies, the U.S. federal government and Europe in general were weak, although outside of those segments it was better than expectations. PC and laptop sales were also soft ahead of the Windows 8 launch later this year. However, virtualization of the data center continues to be a growth area since it can represent significant savings for companies. Within the consumer segment, spending on mobile products continued unabated. Communication equipment was another area of strength as carriers increase capital expenditures to build out infrastructure to handle higher data loads. Semiconductor manufacturers and semiconductor equipment providers among other supply chain companies saw sales remain flat due to weak global demand, other than in mobile devices.

Portfolio Manager Comments

We often speak about the important growth of smart phones, mobile computing and apps for consumers and businesses. However, there is another interesting story for technology playing out in the automotive and industrial sectors of the economy where we see opportunity in several semiconductor and electronic connector (a device used to transmit an electric signal between two integrated circuits) stocks. Semiconductors have traditionally been tough businesses which lead shareholders down a rocky road. Combine this with a tough macroeconomic environment and one finds semiconductor stocks sitting at the bottom rung of the trailing 12-month performance ladder. However, when we look at the data, we see growth over the past decade averaging around 7% while both margins and returns on invested capital are increasing. Meanwhile, valuation levels have come down around two thirds compared to a decade ago. What has changed materially is the composition of growth within the total available semiconductor market. For example, our analysis shows that the consumer segment has not grown over the past five years while communications, industrial and automotive growth has more than offset weak consumer performance.

If you think about your own life, this might make some sense. Electronics is pushing deeper into the world all around us – from the cars we drive to the appliances in our kitchen. The holy grail of semiconductor investing is to find a company that participates in this secular, long-duration, growth while not participating in the steep price declines that tend to accompany and facilitate this growth. This is what we think we’ve done with the large weighting towards companies that sell electronic connectors within the portfolio: Amphenol and TE Connectivity.

Connectors are in everything. Their total available market is actually bigger than the market for the types of chips made by Intel. Connectors represent a relatively small part of a device’s total bill of materials so they don’t tend to be subject to undue pricing pressure. Further, they tend to be one of the last parts in the design process – meaning

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

there are often only one to two sources a company can buy from. Competition remains fragmented, offering additional growth for companies that can find attractive acquisition candidates. Finally, as electronics push deeper into the world around us, so do connectors and increasing units tends to translate into increasing revenues, profits and returns. Couple this with attractive valuations and this makes a pretty good recipe in our opinion.

We also see similar opportunities in semiconductors. Two of our largest holdings in the industry, Atmel and ON Semiconductor, have been disappointing holdings over the past year. However, we continue to see opportunity here. Industrial represents Atmel’s largest end market for their programmable microcontroller products. Microcontrollers act as the electronic brain inside of what’s called embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry, in our view. ON Semiconductor fits more into the “special situation” category. We see the opportunity for ON’s acquisition of Sanyo Semiconductor to significantly boost earnings in a more normalized global environment – especially in the auto and communications end markets.

While the consumer electronics devices in your life might be converging onto a few must have tools like smart phones and tablets, the proliferation of electronic components into automotive and industrial applications is growing rapidly.

Derivatives

We used puts and calls on individual securities during the period in an attempt to limit the Fund’s decline during market sell-offs. We also used swaps and forward exchange contracts. These positions were a net contributor to relative performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long term returns for investors. Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Detractors from Performance

A decision by social networking company Facebook to de-emphasize gaming on its platform significantly impacted Zynga. We are currently assessing our thesis on the social gaming company in light of this change.

Facebook also weighed on performance. The company’s business model shift from desktops to mobile devices occurred quicker than we thought with negative consequences for its revenues in the short term. While we continue to monitor the company’s transition, we decided to exit our position.

Finally, semiconductor maker Atmel traded lower after the company lowered revenue guidance and investor concerns increased over future demand for its microcontrollers used in mobile touchscreens. Industrials represent Atmel’s largest end market for its programmable microcontroller products, which act as the electronic brain inside of embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry, in our view. The company’s products also enable touch functionality in tablets and other mobile devices. Its touch business has become more competitive, but we continue to see significant opportunities ahead for the company with the new Windows 8 platform for tablets.

Contributors to Performance

Among individual contributors, Apple was the most significant. The world’s largest mobile device and computer maker benefited from strong earnings reported earlier in the period, driven by significant iPhone and iPad sales, and the release its latest version of its iPhone. Apple also initiated its first dividend and share repurchase program during the year. We think Apple continues to have strong opportunities as it attracts new and potentially long-term subscribers and it increases its addressable market as it offers products with lower price points. Apple remained reasonably valued, in our view, so we increased our position.

E-commerce company eBay also recorded strong gains following good earnings reports. We continue to like the online marketplace and payment company’s long-term growth prospects. We feel the company is innovating both its online payment service PayPal and marketplace businesses beyond what is valued by the stock’s price. In particular, we think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand.

Finally, Amphenol aided performance. We think the company has a strong competitive position with its relatively low-cost, uniquely-designed electronic connectors that are unlikely to be replaced once it is included in a product (autos, computers etc.), giving it high barriers to entry. Its diversified customer base and good margins are also appealing to us.

Thank you for your investment in Janus Global Technology Fund.

54 | SEPTEMBER 30, 2012

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.98%
eBay, Inc.	2.91%
Amphenol Corp. – Class A	1.31%
Microsoft Corp.	1.21%
ASML Holding N.V.	1.13%

5 Bottom Performers – Holdings

Contribution

Zynga, Inc. – Class A	–1.95%
Atmel Corp.	–1.28%
Ceva, Inc.	–0.36%
Facebook, Inc. – Class A	–0.36%
Netflix, Inc.	–0.36%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.76%	2.82%	3.04%
Consumer Staples	0.63%	0.00%	11.15%
Energy	0.34%	0.00%	11.58%
Utilities	0.33%	0.23%	3.63%
Materials	–0.03%	0.09%	3.48%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–4.82%	73.86%	19.87%
Other**	–1.19%	2.96%	0.00%
Consumer Discretionary	–1.05%	9.72%	10.90%
Industrials	–0.95%	6.06%	10.51%
Financials	–0.74%	0.72%	14.18%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	9.0%
Oracle Corp. Enterprise Software/Services	4.5%
Microsoft Corp. Applications Software	4.0%
Amphenol Corp. – Class A Electronic Connectors	2.9%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.9%

23.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 3.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

56 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	22.59%	3.65%	10.39%	4.66%	1.13%
MOP	15.53%	2.43%	9.74%	4.21%

Janus Global Technology Fund – Class C Shares
NAV	21.84%	2.80%	9.62%	3.89%	1.85%
CDSC	20.62%	2.80%	9.62%	3.89%

Janus Global Technology Fund – Class D Shares(1)	22.98%	3.82%	10.51%	4.81%	0.92%

Janus Global Technology Fund – Class I Shares	22.97%	3.78%	10.49%	4.79%	0.88%

Janus Global Technology Fund – Class S Shares	22.55%	3.49%	10.24%	4.51%	1.26%

Janus Global Technology Fund – Class T Shares	22.86%	3.78%	10.49%	4.79%	1.01%

S&P 500® Index	30.20%	1.05%	8.01%	3.02%

Morgan Stanley Capital International World Information Technology Index	25.23%	1.25%	9.96%	0.63%

Lipper Quartile – Class T Shares	2nd	2nd	4th	3rd

Lipper Ranking – based on total return for Global Science & Technology Funds	14/42	7/21	15/18	4/6

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Global & International Funds | 57

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

58 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$978.30	$5.64

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$974.60	$9.87

Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$980.00	$4.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$980.00	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$977.70	$6.23

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$978.90	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10

†	Expenses are equal to the net annualized expense ratio of 1.14% for Class A Shares, 2.00% for Class C Shares, 0.94% for Class D Shares, 0.89% for Class I Shares, 1.26% for Class S Shares and 1.01% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Global & International Funds | 59

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 96.2%
Applications Software – 7.8%
208,130	Intuit, Inc.	$12,254,695
1,129,683	Microsoft Corp.**	33,641,960
169,505	Parametric Technology Corp.*	3,695,209
272,780	RealPage, Inc.*	6,164,828
50,680	Red Hat, Inc.*	2,885,719
41,170	Salesforce.com, Inc.*	6,286,247
		64,928,658
Cable/Satellite Television – 0.9%
81,990	Time Warner Cable, Inc.	7,793,969
Commercial Services – 1.2%
156,838	Iron Mountain, Inc.	5,349,744
537,259	Live Nation Entertainment, Inc.*	4,625,800
		9,975,544
Commercial Services – Finance – 2.0%
37,601	MasterCard, Inc. – Class A	16,976,099
Computer Aided Design – 3.3%
222,891	ANSYS, Inc.*	16,360,199
336,037	Autodesk, Inc.*	11,213,555
		27,573,754
Computer Services – 0.9%
105,440	Cognizant Technology Solutions Corp. – Class A*	7,372,365
Computer Software – 1.9%
267,530	Blackbaud, Inc.	6,399,318
211,008	Cornerstone OnDemand, Inc.*	6,469,505
115,030	SS&C Technologies Holdings, Inc.*	2,899,906
		15,768,729
Computers – 9.0%
112,070	Apple, Inc.	74,779,828
Computers – Integrated Systems – 1.1%
238,800	Jack Henry & Associates, Inc.	9,050,520
Computers – Memory Devices – 1.6%
242,835	EMC Corp.*	6,622,111
194,730	NetApp, Inc.*	6,402,722
		13,024,833
Consulting Services – 2.8%
272,287	Gartner, Inc.*	12,549,708
123,435	Verisk Analytics, Inc. – Class A*	5,876,740
122,180	Zillow, Inc. – Class A*	5,153,553
		23,580,001
Decision Support Software – 0.5%
121,505	MSCI, Inc.*	4,348,664
E-Commerce/Products – 5.9%
74,825	Amazon.com, Inc.*	19,029,494
475,626	eBay, Inc.*,**	23,025,055
64,165	MercadoLibre, Inc.	5,296,821
41,665	Netflix, Inc.*	2,268,242
		49,619,612
E-Commerce/Services – 1.7%
274,495	Ctrip.com International, Ltd. (ADR)*	4,633,476
117,158	OpenTable, Inc.*	4,873,773
8,166	priceline.com, Inc.*	5,052,549
		14,559,798
Electronic Components – Miscellaneous – 2.9%
702,901	TE Connectivity, Ltd. (U.S. Shares)	23,905,663
Electronic Components – Semiconductors – 5.1%
603,506	ARM Holdings PLC**	5,602,905
186,026	Ceva, Inc.*	2,675,054
302,691	International Rectifier Corp.*	5,051,913
171,310	Microchip Technology, Inc.	5,608,689
1,929,251	ON Semiconductor Corp.*	11,903,479
340,346	Xilinx, Inc.	11,370,960
		42,213,000
Electronic Connectors – 2.9%
407,619	Amphenol Corp. – Class A	24,000,607
Electronic Design Automation – 1.1%
740,257	Cadence Design Systems, Inc.*	9,523,406
Electronic Measuring Instruments – 0.6%
95,065	Agilent Technologies, Inc.	3,655,249
65,611	National Instruments Corp.	1,651,429
		5,306,678
Electronic Parts Distributors – 0.8%
3,514,000	WPG Holdings, Ltd.	4,679,734
1,911,646	WT Microelectronics Co., Ltd.	2,398,941
		7,078,675
Electronics – Military – 1.0%
326,118	Ultra Electronics Holdings PLC**	8,119,382
Enterprise Software/Services – 7.7%
162,373	Aveva Group PLC**	5,156,821
382,800	Informatica Corp.*	13,325,268
22,945	Microstrategy, Inc. – Class A*	3,076,236
1,181,760	Oracle Corp.	37,213,622
278,584	PROS Holdings, Inc.*	5,312,597
		64,084,544
Entertainment Software – 0.7%
441,000	Nexon Co., Ltd.**	6,065,022
Finance – Credit Card – 1.3%
184,330	American Express Co.	10,481,004
Industrial Automation and Robotics – 1.9%
100,300	FANUC Corp.**	16,172,443
Instruments – Controls – 0.9%
256,254	Sensata Technologies Holding N.V.*	7,628,682
Internet Applications Software – 1.3%
202,000	Tencent Holdings, Ltd.	6,882,870
1,424,790	Zynga, Inc. – Class A*	4,046,404
		10,929,274
Internet Content – Entertainment – 0.8%
373,146	Youku Tudou, Inc. (ADR)*	6,862,155
Internet Content – Information/News – 1.4%
55,141	LinkedIn Corp. – Class A*	6,638,976
200,040	Yelp, Inc.*	5,411,082
		12,050,058
Internet Gambling – 0.9%
4,505,533	Bwin.Party Digital Entertainment PLC**	7,558,325
Media – 0.4%
186,260	Workday, Inc. – Private Placement°°,§	3,520,314

See Notes to Schedules of Investments and Financial Statements.

60 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares		Value

Medical Information Systems – 1.5%
132,135	athenahealth, Inc.*	$12,126,029
Multimedia – 2.1%
434,870	News Corp. – Class A	10,667,361
127,795	Walt Disney Co.	6,681,123
		17,348,484
Networking Products – 1.8%
774,885	Cisco Systems, Inc.	14,792,555
Printing – Commercial – 0.7%
182,800	VistaPrint N.V. (U.S. Shares)*	6,242,620
Semiconductor Components/Integrated Circuits – 3.8%
2,748,457	Atmel Corp.*	14,456,884
5,521,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,929,684
		31,386,568
Semiconductor Equipment – 2.0%
227,331	ASML Holding N.V.	12,148,350
96,613	KLA-Tencor Corp.	4,608,923
		16,757,273
Software Tools – 1.4%
125,120	VMware, Inc. – Class A*	12,104,109
Telecommunication Services – 2.8%
580,280	Amdocs, Ltd. (U.S. Shares)**	19,143,437
9,856,500	Tower Bersama Infrastructure Tbk PT	4,585,617
		23,729,054
Television – 0.9%
209,762	CBS Corp. – Class B	7,620,653
Toys – 1.1%
74,260	Nintendo Co., Ltd.**	9,413,373
Transactional Software – 1.2%
223,290	Solera Holdings, Inc.	9,795,732
Wireless Equipment – 4.6%
202,169	Crown Castle International Corp.*	12,959,033
125,845	SBA Communications Corp. – Class A*	7,915,651
1,896,770	Telefonaktiebolaget L.M. Ericsson – Class B	17,288,268
		38,162,952

Total Common Stock (cost $673,516,407)		804,331,008

Money Market – 4.0%
33,325,289	Janus Cash Liquidity Fund LLC, 0% (cost $33,325,289)	33,325,289

Total Investments (total cost $706,841,696) – 100.2%		837,656,297

Liabilities, net of Cash, Receivables and Other Assets**– (0.2)%		(2,035,443)

Net Assets – 100%		$835,620,854

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$18,378,501	2.2%
Gibraltar	7,558,325	0.9%
Guernsey	19,143,437	2.3%
Indonesia	4,585,617	0.5%
Japan	31,650,838	3.8%
Netherlands	26,019,652	3.1%
Sweden	17,288,268	2.1%
Switzerland	23,905,663	2.9%
Taiwan	24,008,359	2.9%
United Kingdom	18,879,108	2.2%
United States††	646,238,529	77.1%

Total	$837,656,297	100.0%

††	Includes Cash Equivalents (73.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 11/15/12	945,000	$1,525,562	$4,394
Japanese Yen 11/15/12	513,000,000	6,577,889	17,807

		8,103,451	22,201

HSBC Securities (USA), Inc.:
British Pound 11/8/12	1,280,000	2,066,416	14,435
Japanese Yen 11/8/12	449,000,000	5,756,920	(14,240)

		7,823,336	195

JPMorgan Chase & Co.:
British Pound 10/25/12	1,710,000	2,760,731	(20,918)
Japanese Yen 10/25/12	493,000,000	6,320,300	(6,102)

		9,081,031	(27,020)

RBC Capital Markets Corp.: Japanese Yen 10/18/12	465,000,000	5,960,934	(28,601)

Total		$30,968,752	$(33,225)

Schedule of Written Option – Put	Value

Microsoft Corp. (LEAPS) expires January 2013 5,075 contracts exercise price $25.00 (premiums received $891,170)	$(152,316)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 61

Janus International Equity Fund (unaudited)

Fund Snapshot
Janus International Equity Fund invests in international companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted results over the long-term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 14.33% over the 12-month period ended September 30, 2012, while its primary benchmark, the MSCI EAFE Index, returned 13.75% and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 14.48% during the period.

Market Overview

Global equities rallied significantly during the period following a sell-off in the third quarter of 2011. The European Central Bank’s (ECB) decision to inject liquidity through its Long Term Refinancing Operation took a significant amount of fear out of the market, which rose strongly in early 2012. During the second quarter of 2012 and continuing until late in the period, stocks were weak due to concerns of slowing global growth, particularly in China, and renewed worries over the European sovereign debt crisis. However, equity markets charged higher in September following the ECB’s announcement that it would buy sovereign debt to reduce the borrowing costs of peripheral European countries. We interpreted this move as a means of buying time until a period of economic growth can provide Europe a backdrop against which it can solve its debt problems. Additional Chinese stimulus measures also aided the rebound in equities late in the period.

Performance Discussion

The Fund outperformed its primary benchmark led by our holdings in information technology and materials, which more than offset the relative underperformance of our holdings in consumer discretionary and health care. On a country basis, our holdings and underweight in Japan were the largest contributors, while our holdings and underweight in Australia led detractors.

Individually, chemical company LyondellBasell Industries was the most significant contributor. Prices for ethane, a raw material used in the production of ethylene, dropped significantly, improving profitability for the company. LyondellBasell has a cost advantage since the primary input to its production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply. We also feel the company’s management team is return-on-capital driven and disciplined in investing in its business. Lyondell announced a special dividend during the period and bought back its high-cost debt with cash and refinanced some of it at lower costs, all of which were value creating moves in our view.

Prudential also had strong gains during the period. The U.K. insurer benefited late in the period from a favorable regulatory ruling involving capital requirements for its overseas operations. Earlier, the company’s shares rose as part of a general rebound in the financial sector and a strong earnings report driven by better-than-expected results in Asia. A core Fund holding, Prudential has one of the best long-term growth profiles of any financial services stocks in the world, in our view.

In technology, semiconductor equipment provider ASML Holdings was the most significant contributor. The stock rose on news that Intel plans to take a 15 percent stake in the company and fund efforts to accelerate the launch of a new product. We think the deal underscores ASML’s competitive advantage as the only vendor able to deliver cutting-edge, advanced lithography tools, which are necessary for semiconductor manufacturing companies to produce cost competitive semiconductor devices. We believe that ASML’s continued market share gains in the lithography area will lead to levels of free-cash-flow above what the market currently expects.

Individual detractors were led by Chinese travel company Ctrip International, which experienced margin pressures on some of its business lines from competitors seeking to gain market share. We do not believe such competition will negatively impact Ctrip materially long term due its strong market position. We think Ctrip is well positioned to benefit from a burgeoning travel industry. As GDP per capita continues to grow in China, domestic and international travel will increase as well. Ctrip has a

62 | SEPTEMBER 30, 2012

(unaudited)

competitive advantage with its large network of sales agents who collect cash and issue tickets for air travel and hotels. We also think it will benefit from the Chinese government’s continued strong promotion of domestic travel.

Yamada Denki, a Japanese electronics retailer, also suffered after one of its near-bankrupt competitors was effectively acquired by another company and refinanced. Since this action significantly altered the competitive landscape for Yamada, we decided to sell our position.

Finally, Brazilian oil and gas exploration and production company OGX Petroleo e Gas Participacoes weighed on performance. The company reported a much lower flow rate from a well than it had projected. Since lower production would likely reduce current cash flow, investors questioned OGX’s ability to fund future expansion. We continue to believe in the long-term asset value of the company’s properties located offshore of Brazil, but also recognize the credibility issue the company’s management faced following the disappointment.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

We think the easing measures China began implementing in May will be evident in the country’s fourth quarter 2012 or first quarter 2013 GDP growth numbers. Additionally, the completion of China’s leadership change should help start some of the infrastructure projects that have been put on hold awaiting the changeover. In the U.S., the housing market remained very strong and we think the economy overall is on a path to recovery. We believe companies are nearing a period in which they will increase capital spending and hiring. The U.S. Federal Reserve’s third round of quantitative easing should help sustain the ongoing recovery.

In Europe, German manufacturing orders appeared to have bottomed and should rebound in the next three to six months. Similarly, we think Germany’s business confidence index is near a bottom and should reverse in early 2013. Thus, we see the potential for a stronger economic outlook in 2013, which would allow Europe to gain momentum in addressing its budget deficits and overall government debt issues. Thus, we see an improving macro environment in 2013 that should allow stock picking to be the main driver of relative performance.

Thank you for your investment in Janus International Equity Fund.

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

LyondellBasell Industries N.V. – Class A	1.54%
Prudential PLC	1.30%
ASML Holding N.V.	0.98%
AMEC PLC	0.94%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.88%

5 Bottom Performers – Holdings

Contribution

Ctrip.com International, Ltd. (ADR)	–1.17%
Yamada Denki Co., Ltd.	–0.98%
OGX Petroleo e Gas Participacoes S.A.	–0.51%
Yamaha Motor Co., Ltd.	–0.41%
Nabtesco Corp.	–0.35%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Information Technology	2.70%	11.38%	4.63%
Materials	1.37%	5.73%	10.08%
Utilities	0.72%	0.17%	4.33%
Telecommunication Services	0.46%	0.00%	5.71%
Other**	–0.03%	2.17%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Discretionary	–1.35%	13.80%	10.41%
Health Care	–0.92%	3.97%	9.78%
Industrials	–0.81%	14.32%	12.52%
Financials	–0.66%	23.74%	22.32%
Energy	–0.52%	12.23%	8.66%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

64 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Prudential PLC Life and Health Insurance	3.3%
AIA Group, Ltd. Life and Health Insurance	3.3%
Mitsubishi Estate Co., Ltd. Real Estate Management/Services	3.1%
FANUC Corp. Industrial Automation and Robotics	3.1%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	2.8%

15.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 10.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 65

Janus International Equity Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012				per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	14.06%	–2.36%	2.03%	1.23%	1.23%
MOP	7.54%	–3.50%	1.00%

Janus International Equity Fund – Class C Shares
NAV	13.11%	–2.98%	1.16%	1.99%	1.99%
CDSC	11.98%	–2.98%	1.16%

Janus International Equity Fund – Class D Shares(1)	14.08%	–1.98%	2.22%	1.16%	1.16%

Janus International Equity Fund – Class I Shares	14.33%	–1.90%	2.29%	0.91%	0.91%

Janus International Equity Fund – Class N Shares	14.33%	–1.90%	2.29%	0.88%	0.88%

Janus International Equity Fund – Class R Shares	13.63%	–2.64%	1.50%	1.64%	1.64%

Janus International Equity Fund – Class S Shares**	15.44%	–1.78%	2.30%	1.39%	1.39%

Janus International Equity Fund – Class T Shares	14.13%	–2.08%	2.11%	1.13%	1.13%

Morgan Stanley Capital International EAFE® Index	13.75%	–5.24%	–1.61%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	14.48%	–4.12%	0.02%

Lipper Quartile – Class I Shares	3rd	1st	1st

Lipper Ranking – based on total return for International Funds	859/1317	114/921	73/807

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

66 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — November 28, 2006
**	Total return reflects non-recurring income. This resulted in an increase to the total return of 14.60% for the one-year period ended September 30, 2012, (1.92)% for the five-year period ended September 30, 2012, and 2.17% for the since inception period ended September 30, 2012.
(1)	Closed to new investors.

Janus Global & International Funds | 67

Janus International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$961.00	$6.32

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$957.50	$10.52

Hypothetical (5% return before expenses)	$1,000.00	$1,014.25	$10.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$960.00	$6.81

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$962.70	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,103.20	$3.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$959.80	$8.28

Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$960.50	$6.96

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$961.50	$5.79

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96

†	Expenses are equal to the net annualized expense ratio of 1.29% for Class A Shares, 2.15% for Class C Shares, 1.39% for Class D Shares, 0.98% for Class I Shares, 1.69% for Class R Shares, 1.42% for Class S Shares and 1.18% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.91% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

68 | SEPTEMBER 30, 2012

Janus International Equity Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 99.4%
Advertising Agencies – 1.5%
235,428	WPP PLC	$3,198,719
Agricultural Chemicals – 1.5%
72,402	Potash Corp. of Saskatchewan, Inc.	3,147,881
Apparel Manufacturers – 0.9%
253,800	Prada SpA	1,895,202
Automotive – Cars and Light Trucks – 3.3%
1,232,000	Isuzu Motors, Ltd.**	5,953,140
22,447	Renault S.A.	1,053,317
		7,006,457
Brewery – 1.7%
78,860	SABMiller PLC	3,463,295
Cable/Satellite Television – 1.3%
38,817	Kabel Deutschland Holding A.G.	2,768,617
Chemicals – Diversified – 1.5%
62,584	LyondellBasell Industries N.V. – Class A	3,233,089
Commercial Banks – 8.0%
311,170	Banco Bilbao Vizcaya Argentaria S.A.	2,444,116
412,800	Banco do Brasil S.A.	5,051,784
1,634,000	China Merchants Bank Co., Ltd.	2,752,204
311,495	DBS Group Holdings, Ltd.	3,653,446
31,167	ICICI Bank, Ltd.	625,704
95,957	Standard Chartered PLC	2,169,045
		16,696,299
Cosmetics and Toiletries – 1.3%
36,812	Beiersdorf A.G.	2,700,817
Distribution/Wholesale – 0.4%
498,000	Li & Fung, Ltd.	772,003
Diversified Banking Institutions – 2.3%
26,073	BNP Paribas S.A.	1,238,875
246,947	HSBC Holdings PLC	2,285,860
44,242	Societe Generale S.A.	1,256,310
		4,781,045
E-Commerce/Services – 3.3%
146,722	Ctrip.com International, Ltd. (ADR)*	2,476,668
431,800	Rakuten, Inc.**	4,399,910
		6,876,578
Electronic Components – Semiconductors – 1.5%
337,376	ARM Holdings PLC	3,132,174
Electronic Measuring Instruments – 2.7%
21,800	Keyence Corp.**	5,588,311
Food – Miscellaneous/Diversified – 2.9%
62,270	Danone S.A.	3,833,317
61,463	Unilever N.V.	2,174,151
		6,007,468
Industrial Automation and Robotics – 3.1%
39,900	FANUC Corp.**	6,433,504
Internet Content – Entertainment – 0.7%
81,514	Youku Tudou, Inc. (ADR)*	1,499,042
Investment Management and Advisory Services – 0.5%
69,300	Grupo BTG Pactual	1,104,560
Life and Health Insurance – 7.8%
1,835,400	AIA Group, Ltd.	6,840,911
309,914	ING Groep N.V.*	2,448,586
537,137	Prudential PLC	6,951,083
		16,240,580
Machinery – General Industrial – 3.3%
143,398	Hexagon A.B. – Class B	3,074,811
213,600	Nabtesco Corp.**	3,923,209
		6,998,020
Machinery – Pumps – 2.4%
177,305	Weir Group PLC	5,061,359
Medical – Drugs – 5.3%
73,032	Novartis A.G.	4,470,316
15,074	Novo Nordisk A/S – Class B	2,381,788
141,584	Shire PLC	4,146,821
		10,998,925
Medical Instruments – 1.2%
187,643	Elekta A.B. – Class B	2,478,989
Metal – Diversified – 1.3%
57,672	Rio Tinto PLC	2,686,425
Oil – Field Services – 3.0%
187,295	AMEC PLC	3,465,570
113,026	Petrofac, Ltd.	2,910,736
		6,376,306
Oil Companies – Exploration and Production – 4.4%
92,873	Canadian Natural Resources, Ltd.	2,866,136
115,607	Encana Corp.	2,532,579
439,200	OGX Petroleo e Gas Participacoes S.A.*	1,332,879
108,614	Tullow Oil PLC	2,402,538
		9,134,132
Oil Companies – Integrated – 1.2%
130,047	BG Group PLC	2,624,667
Oil Refining and Marketing – 1.6%
210,805	Reliance Industries, Ltd.	3,346,340
Real Estate Management/Services – 3.1%
341,000	Mitsubishi Estate Co., Ltd.**	6,529,787
Real Estate Operating/Development – 2.2%
1,332,997	Hang Lung Properties, Ltd.	4,555,756
Retail – Apparel and Shoe – 1.2%
10,600	Fast Retailing Co., Ltd.**	2,465,906
Retail – Jewelry – 1.2%
41,659	Cie Financiere Richemont S.A.	2,499,008
Semiconductor Components/Integrated Circuits – 2.8%
1,887,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,786,327
Semiconductor Equipment – 2.0%
77,682	ASML Holding N.V.	4,151,251
Soap and Cleaning Preparations – 2.7%
97,646	Reckitt Benckiser Group PLC	5,620,538
Steel – Producers – 2.1%
207,856	ThyssenKrupp A.G.	4,417,411
Steel Pipe and Tube – 0.2%
11,505	Vallourec S.A.	487,093

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 69

Janus International Equity Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Tobacco – 3.5%
474,025	ITC Ltd.	$2,448,320
161,700	Japan Tobacco, Inc.**	4,853,902
		7,302,222
Transportation – Marine – 2.1%
620	A.P. Moeller – Maersk A/S – Class B	4,438,039
Transportation – Railroad – 1.5%
36,762	Canadian Pacific Railway, Ltd.	3,051,904
Transportation – Services – 3.7%
35,424	Koninklijke Vopak N.V.	2,487,013
47,321	Kuehne + Nagel International A.G.	5,345,129
		7,832,142
Wireless Equipment – 1.2%
280,613	Telefonaktiebolaget L.M. Ericsson – Class B	2,557,671

Total Common Stock (cost $190,897,561)		207,945,859

Money Market – 0.6%
1,204,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,204,000)	1,204,000

Total Investments (total cost $192,101,561) – 100.0%		209,149,859

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		88,315

Net Assets – 100%		$209,238,174

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$772,003	0.4%
Brazil	7,489,223	3.6%
Canada	11,598,500	5.5%
Cayman Islands	3,975,710	1.9%
China	2,752,204	1.3%
Denmark	6,819,827	3.3%
France	7,868,912	3.8%
Germany	9,886,845	4.7%
Hong Kong	11,396,667	5.4%
India	6,420,364	3.1%
Italy	1,895,202	0.9%
Japan	40,147,669	19.2%
Jersey	10,256,276	4.9%
Netherlands	14,494,090	6.9%
Singapore	3,653,446	1.7%
Spain	2,444,116	1.2%
Sweden	8,111,471	3.9%
Switzerland	12,314,453	5.9%
Taiwan	5,786,327	2.8%
United Kingdom	39,862,554	19.0%
United States††	1,204,000	0.6%

Total	$209,149,859	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

70 | SEPTEMBER 30, 2012

Janus Overseas Fund (unaudited)

Fund Snapshot I believe that company fundamentals drive share prices over the long-term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

Performance Overview

During the 12-month period ended September 30, 2012, Janus Overseas Fund’s Class T Shares returned 3.55%. Its primary benchmark, the MSCI All Country World ex-U.S Index returned 14.48%, and its secondary benchmark, the MSCI EAFE Index, returned 13.75%.

Although absolute performance was positive during the period, the Fund significantly underperformed its benchmark indices for the second year in a row. I am very disappointed with the short-term performance of the Fund. Despite the recent poor performance, my investment approach has not changed, and I remain optimistic about the attractive valuations and long-term prospects for the companies in our Fund. Today’s risk averse markets create tremendous opportunities to buy strong franchises on sale around the world. In this environment, I have concentrated the Fund into our highest conviction ideas. When investors take a long-term view and become more comfortable owning risk assets, I believe the Fund can once again perform to my expectations and to the expectations of my fundholders.

Market Update

Although markets rebounded modestly from depressed levels, the macroeconomic and political environment remained difficult. Amid the macro uncertainty, markets bifurcated between the greatly loved stocks and the very much unloved. Favored were sectors and countries perceived as defensive. Index returns underplay the impact; within countries and sectors we saw a wide performance gap between perceived defensive companies and companies with less near-term visibility in their businesses. For example, within the industrial sector, industrial gas companies, typically with predictable near-term revenues and cash flows, generally outperformed industrial stocks with more volatile earnings such as autos or airlines.

Stocks may have overreacted, in my view, but the uncertainty is not without cause. With a looming fiscal cliff in the United States, a leadership change and slowing economy in China, Indian political inertia and corruption scandals, and the saga of the European sovereign debt crisis, markets had much to digest. The political fighting in Europe was most troubling as it raised fears that excessive government debt levels in a few European countries could spark a global financial crisis.

Austerity programs in Europe and businesses unwilling to take risks kept global economic growth below my expectations. In emerging markets, political issues added to a slowdown already impacted by poor demand in developed markets. I believe, however, that emerging markets have significantly better short-term and long-term growth prospects and stronger sovereign balance sheets than developed economies, yet the stock markets underperformed most European markets over the past 12 months. In dollar terms, the underperformance is even greater. I believe this emerging market relative weakness stems primarily from a low level of risk tolerance among investors.

Portfolio Positioning

While always opportunistic, Janus Overseas Fund took a particularly contrarian approach over the past few years. I added significant investments in depressed financials, cyclicals, and emerging market stocks. This approach achieved some success in prior years, but in the 2011-12 environment of investor risk aversion, contrarian investing clearly has not worked.

I am optimistic about the investment climate. In Europe, the European Central Bank (ECB) and national leaders are attempting to address sovereign balance sheet problems with a much broader approach than before. The ECB is creating a framework to support the sovereign debt markets of troubled countries, such as Spain and Italy, if those countries restructure their economies and government finances. This framework certainly does not solve Europe’s problems, but it can give troubled countries the time to make painful but necessary adjustments. In the U.S., after the election, I believe there is the possibility of a

Janus Global & International Funds | 71

Janus Overseas Fund (unaudited)

significant debt reduction compromise between the two parties. Even if a comprehensive deal proves too difficult, a compromise package to limit the impact of a fiscal cliff is realistic. In China, once the leadership transition has been completed in November, I expect to see resumption of the reform process to resume, further government stimulus and an acceleration of private and public sector investment.

My optimism about the medium and long-term potential for Janus Overseas Fund, however, is not based on the macro environment. It is based on the potential I see in our individual holdings. I have met with most of our top companies over past months and our analyst team has met with them much more frequently, as well as with their competitors and customers. I believe that the underlying health of the businesses and the long-term prospects are much better than their stock prices imply. Many of our companies are cyclical, with revenues and cash flows sensitive to the global macro environment, but these businesses are not vaporizing. In most cases, their competitive advantages are increasing, they are still generating significant cash flow, and the long-term prospects remain attractive. I can’t predict when the market’s risk appetite will return and investors will consider these long-term factors but I am convinced that eventually stock market valuations will reflect the business values I see in our companies.

My strategy is to concentrate the Fund in our highest conviction ideas. I maintained large positions in some of our favorite international companies such as Li & Fung, a global leader in sourcing logistics for retailers; Reliance Industries, a leading Indian energy conglomerate; BBVA, a leading bank in Spain and Latin America; Petroleo Brasileiro (Petrobras), one of the world’s fastest growing large oil companies; and Nintendo, one of the world’s leading games companies. Emerging market underperformance for the second year in a row led me to increase the Fund’s overall weight in emerging markets during the period

I decreased our exposure to U.S. stocks when we sold or reduced Ford, Bank of America and Yahoo. The U.S. holdings that remain are special situations with compelling valuations.

Detractors from Performance

Relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index, the Fund’s larger exposure to emerging markets hurt performance during the period, including holdings in India and Brazil. In developed markets, stocks held in Canada, Hong Kong and the UK were significant negative contributors to relative performance. On a sector basis, the Fund’s investments in energy, industrials, and consumer discretionary hurt relative performance.

Currency detracted from the Fund’s absolute and relative performance during the period because of weakening emerging market currencies and corresponding underexposure to outperforming developed market currencies such as the Australian dollar and British pound. The Fund’s hedge against a weakening Japanese yen exposure marginally helped performance. I hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen.

India-based power, port, and coal conglomerate Adani Enterprises was the biggest detractor during the period. Concerns about power pricing, coal contracts, slowing Indian economic growth, and the inability of the Indian government to solve the country’s huge problems in the coal and electricity sectors pressured the stock. I believe that the company’s integrated business model across the power supply chain in India gave Adani Enterprises significant long-term competitive advantages and growth opportunities. In addition, I was encouraged by recent moves by the Indian government to finally address key issues in the power sector. I maintained a significant position in Adani Enterprises during the period.

Canadian oil and gas exploration company Niko Resources was the second largest detractor during the period. The stock fell with concerns about relations with the Indian government and some operational shortfalls, among other issues. I believed that the stock price implied minimal value for Niko’s Indian assets as well as exploration opportunities in Indonesia. I maintained our position in Niko during the period but continue to monitor the company’s exploration progress.

Brazil-based oil and gas company OGX Petroleo e Gas Participacoes was the third largest detractor during the period. The stock fell after the company reported disappointing flow rates from new fields and reduced expectations for oil production over the next few years. I believed that OGX was taking action to mitigate some of the flow rate declines and that the stock valuation did not reflect the company’s long-term production profile and exploration potential offshore Brazil. I added to our position during the period but continue to monitor the company’s production and exploration results.

Contributors to Performance

Hong Kong-based China Overseas Land and Investment, a leading residential property developer in China, was the

72 | SEPTEMBER 30, 2012

(unaudited)

largest positive contributor to performance during the period. China Overseas Land’s competitive advantages from scale, brand, balance sheet, and project execution positioned the company for strong volume growth despite a challenging environment for property development in China, in my view. I believed that the company’s advantages and growth were sustainable, but I cut this long-term holding based on valuation.

U.S.-based airline, Delta Air Lines, was the second largest positive contributor to performance. Strong operations, merger synergies, and continued industry capacity discipline allowed the company to generate solid cash flows even in a difficult economic and oil price environment. I believed Delta’s cash flow generation potential had not been fully appreciated by the market. The stock remained a large holding during the period.

Netherlands-based semiconductor lithography equipment producer ASML Holding was the third largest positive contributor to performance. ASML’s technology lead continued to widen, as evidenced by the company’s dominant market share in leading edge lithography equipment and close partnerships with the world’s largest semiconductor manufacturers. I believed ASML’s technology dominance would continue for many years but I sold our position based on valuation.

Derivatives

In aggregate, derivatives added modestly to performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the Fund also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Investment Strategy and Outlook

I am disappointed in the underperformance of the Fund over the past two years. I did not foresee this continued difficult environment for global risk assets. I too am a shareholder of Janus Overseas Fund, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have trusted me and Janus with your hard-earned savings.

I recognize the near term problems for the global economy but remain optimistic as I look out further. Sovereign debt issues, fiscal cliffs, and political uncertainty will not forever hold back global growth. New technologies, urbanization, infrastructure development, trade, and the desire of people around the world for a better life will once again drive economic growth.

Conviction always is important but in difficult times, it is critical. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. The choppy market means opportunities to buy great companies at bargain prices. I believe that owning these businesses and staying the course will ultimately lead to solid long-term returns.

Thank you for your continued investment in Janus Overseas Fund.

Janus Global & International Funds | 73

Janus Overseas Fund (unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

China Overseas Land & Investment, Ltd.	1.44%
Delta Air Lines, Inc.	1.37%
ASML Holding N.V.	0.92%
Cosan, Ltd. – Class A	0.91%
BNP Paribas S.A.	0.70%

5 Bottom Performers – Holdings

Contribution

Adani Enterprises, Ltd.	–2.31%
Niko Resources, Ltd.	–1.28%
OGX Petroleo e Gas Participacoes S.A.	–1.04%
Turquoise Hill Resources, Ltd.	–0.66%
Nintendo Co., Ltd.	–0.58%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	0.30%	1.01%	3.93%
Telecommunication Services	0.25%	0.20%	6.10%
Materials	0.13%	2.03%	11.59%
Consumer Staples	0.04%	3.60%	10.03%
Other**	–0.08%	1.17%	0.00%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–6.40%	18.11%	11.38%
Industrials	–3.06%	14.27%	10.57%
Consumer Discretionary	–2.50%	21.04%	9.28%
Financials	–0.97%	27.48%	23.66%
Information Technology	–0.94%	10.07%	6.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

74 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Li & Fung, Ltd. Distribution/Wholesale	8.3%
Reliance Industries, Ltd. Oil Refining and Marketing	7.3%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	7.2%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	5.8%
Nintendo Co., Ltd. Toys	5.5%

34.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 34.6% of total net assets.

*Includes Cash and Cash Equivalents of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Global & International Funds | 75

Janus Overseas Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	3.27%	–7.10%	11.25%	9.49%	1.04%	1.04%
MOP	–2.67%	–8.20%	10.60%	9.14%

Janus Overseas Fund – Class C Shares
NAV	2.49%	–7.98%	10.50%	8.77%	1.78%	1.78%
CDSC	1.55%	–7.98%	10.50%	8.77%

Janus Overseas Fund – Class D Shares(1)	3.67%	–6.90%	11.41%	9.62%	0.83%	0.83%

Janus Overseas Fund – Class I Shares	3.67%	–6.95%	11.38%	9.60%	0.76%	0.76%

Janus Overseas Fund – Class N Shares	3.55%	–6.95%	11.38%	9.60%	0.69%	0.69%

Janus Overseas Fund – Class R Shares	3.05%	–7.56%	10.84%	9.10%	1.44%	1.44%

Janus Overseas Fund – Class S Shares	3.31%	–7.26%	11.09%	9.34%	1.19%	1.19%

Janus Overseas Fund – Class T Shares	3.55%	–6.95%	11.38%	9.60%	0.94%	0.94%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	14.48%	–4.12%	9.84%	N/A**

Morgan Stanley Capital International EAFE® Index	13.75%	–5.24%	8.20%	4.22%

Lipper Quartile – Class T Shares	4th	4th	1st	1st

Lipper Ranking – based on total return for International Funds	1,297/1,317	756/921	37/502	4/96

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

76 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 13.1% and 18.2% of its investments in Brazilian and Indian securities, respectively, as of September 30, 2012, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 77

Janus Overseas Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$859.70	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$856.00	$8.26

Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$861.50	$2.79

Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$861.40	$2.75

Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,062.70	$1.53

Hypothetical (5% return before expenses)	$1,000.00	$1,022.80	$2.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$858.70	$5.58

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$859.90	$4.42

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$860.90	$3.26

Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

†	Expenses are equal to the net annualized expense ratio of 0.97% for Class A Shares, 1.78% for Class C Shares, 0.60% for Class D Shares, 0.59% for Class I Shares, 1.20% for Class R Shares, 0.95% for Class S Shares and 0.70% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.44% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

78 | SEPTEMBER 30, 2012

Janus Overseas Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 100.5%
Agricultural Operations – 0.1%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.ß,°°,£	$7,292,482
Airlines – 8.7%
30,522,631	Delta Air Lines, Inc.*,**,£	279,587,300
14,969,253	United Continental Holdings, Inc.*,**	291,900,433
		571,487,733
Automotive – Cars and Light Trucks – 1.0%
6,808,760	Ford Motor Co.**	67,134,374
Building – Residential and Commercial – 2.4%
26,550,400	MRV Engenharia e Participacoes S.A.£	158,922,454
Commercial Banks – 10.5%
48,758,244	Banco Bilbao Vizcaya Argentaria S.A.	382,976,532
33,074,826	Commercial Bank of Ceylon PLC	29,661,228
14,469,642	Hatton National Bank PLC	18,569,467
24,567,976	Intesa Sanpaolo SpA	37,344,258
7,836,326	Punjab National Bank	124,855,228
2,267,078	State Bank of India	96,314,277
		689,720,990
Distribution/Wholesale – 9.8%
26,061,085	Adani Enterprises, Ltd.	99,396,801
348,792,180	Li & Fung, Ltd.£	540,700,302
		640,097,103
Diversified Banking Institutions – 8.4%
4,515,882	BNP Paribas S.A.	214,575,040
5,584,453	Deutsche Bank A.G.	220,609,824
3,957,996	Societe Generale S.A.	112,392,501
		547,577,365
Diversified Operations – 1.4%
3,768,000	Aitken Spence & Co. PLC	3,754,891
74,597,535	Melco International Development, Ltd.£	66,671,944
1,219,723	Orascom Development Holding A.G.	19,329,795
		89,756,630
Diversified Operations – Commercial Services – 2.3%
86,536,133	John Keells Holdings PLC£	153,269,641
E-Commerce/Services – 0.8%
3,070,115	Ctrip.com International, Ltd. (ADR)*	51,823,541
Electronic Components – Semiconductors – 1.7%
12,136,127	ARM Holdings PLC	112,670,913
Entertainment Software – 1.4%
6,620,300	Nexon Co., Ltd.**	91,048,217
Finance – Mortgage Loan Banker – 0.7%
3,181,545	Housing Development Finance Corp.	46,715,746
Food – Meat Products – 1.0%
19,147,800	JBS S.A.	63,495,295
Food – Retail – 1.1%
3,506,411	X5 Retail Group N.V. (GDR)	73,669,695
Hotels and Motels – 3.0%
102,807,165	Shangri-La Asia, Ltd.	199,414,450
Independent Power Producer – 0.4%
28,209,649	Adani Power, Ltd.*	28,321,974
Internet Content – Entertainment – 1.6%
5,762,278	Youku Tudou, Inc. (ADR)*,£	105,968,292
Medical – Drugs – 2.5%
2,874,650	Jazz Pharmaceuticals PLC*	163,883,797
Metal – Diversified – 1.1%
8,518,393	Turquoise Hill Resources, Ltd.*	72,546,754
Metal – Iron – 0.9%
15,934,762	Fortescue Metals Group, Ltd.	57,675,367
Oil and Gas Drilling – 0.6%
7,124,781	Karoon Gas Australia, Ltd.*	39,901,079
Oil Companies – Exploration and Production – 5.7%
6,206,270	Cobalt International Energy, Inc.*	138,213,633
6,940,000	HRT Participacoes em Petroleo S.A.*	15,239,575
3,380,048	Niko Resources, Ltd.£	46,704,367
35,712,509	OGX Petroleo e Gas Participacoes S.A.*	108,379,931
6,583,058	Ophir Energy PLC*	64,624,191
		373,161,697
Oil Companies – Integrated – 8.7%
4,212,334	Pacific Rubiales Energy Corp.	100,679,411
20,430,871	Petroleo Brasileiro S.A. (ADR)**	468,684,181
		569,363,592
Oil Refining and Marketing – 7.3%
30,262,106	Reliance Industries, Ltd.	480,383,677
Property and Casualty Insurance – 1.5%
12,182,579	Reliance Capital, Ltd.	99,661,997
Real Estate Operating/Development – 7.5%
28,453,316	China Overseas Land & Investment, Ltd.	72,364,439
42,217,655	DLF, Ltd.	186,713,463
460,869,268	Evergrande Real Estate Group, Ltd.	182,474,226
26,506,160	PDG Realty S.A. Empreendimentos e Participacoes	49,964,733
		491,516,861
Steel – Producers – 1.2%
3,792,230	ThyssenKrupp A.G.	80,593,476
Sugar – 1.0%
36,276,761	Bajaj Hindusthan, Ltd.£	21,873,360
1,149,300	Bajaj Hindusthan, Ltd. (GDR)	692,913
2,706,899	Cosan, Ltd. – Class A£	42,931,418
		65,497,691
Telecommunication Services – 0.2%
11,583,898	Reliance Communications, Ltd.	14,232,776
Toys – 5.5%
2,830,000	Nintendo Co., Ltd.**	358,737,503
Wireless Equipment – 0.5%
3,451,375	Telefonaktiebolaget L.M. Ericsson – Class B	31,457,845

Total Investments (total cost $7,872,793,420) – 100.5%		6,597,001,007

Liabilities, net of Cash, Receivables and Other Assets**– (0.5)%		(35,422,357)

Net Assets – 100%		$6,561,578,650

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 79

Janus Overseas Fund

Schedule of Investments

As of September 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$97,576,446	1.5%
Bermuda	783,046,170	11.9%
Brazil	864,686,169	13.1%
Canada	219,930,532	3.3%
Cayman Islands	347,558,541	5.3%
France	326,967,541	4.9%
Germany	301,203,300	4.5%
Hong Kong	139,036,383	2.1%
India	1,199,162,212	18.2%
Ireland	163,883,797	2.5%
Italy	37,344,258	0.6%
Japan	449,785,720	6.8%
Netherlands	73,669,695	1.1%
Spain	382,976,532	5.8%
Sri Lanka	205,255,227	3.1%
Sweden	31,457,845	0.5%
Switzerland	19,329,795	0.3%
United Kingdom	177,295,104	2.7%
United States	776,835,740	11.8%

Total	$6,597,001,007	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 11/15/12	13,450,000,000	$172,461,217	$466,861

HSBC Securities (USA), Inc.: Japanese Yen 11/8/12	13,180,000,000	168,989,310	(418,010)

JPMorgan Chase & Co.: Japanese Yen 10/25/12	12,400,000,000	158,969,016	(174,108)

RBC Capital Markets Corp.: Japanese Yen 10/18/12	13,300,000,000	170,495,531	(773,435)

Total		$670,915,074	$(898,692)

Total Return Swaps outstanding at September 30, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

Morgan Stanley & Co. International PLC	22,728,248,761 JPY	BOJ Overnight Call Rate plus 50 basis points	Custom Japanese Basket	12/28/12	$(17,900,053)
Morgan Stanley & Co. International PLC	$122,479,984	1 month USD LIBOR plus 85 basis points	Sberbank	1/17/13	(8,165,332)
UBS A.G.	125,367,472	1 month USD LIBOR plus 85 basis points	Sberbank	8/16/13	(7,835,467)

Total					$(33,900,852)

See Notes to Schedules of Investments and Financial Statements.

80 | SEPTEMBER 30, 2012

Janus Worldwide Fund (unaudited)

Fund Snapshot
Janus Worldwide Fund invests globally, seeking companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research in an effort to deliver strong risk-adjusted results over the long term.
George Maris portfolio manager

Performance Overview

During the 12-month period ended September 30, 2012, Janus Worldwide Fund’s Class T Shares returned 17.44%. Its benchmark, the MSCI World Index, returned 21.59%. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 20.98%.

Proposed Fund Merger

Janus is proposing to merge Janus Global Research Fund and Janus Worldwide Fund, subject to SEC review and approval by shareholders of Janus Global Research Fund. If approved, anticipated end of January 2013, Janus Worldwide Fund’s name will change to Janus Global Research Fund and the Fund will be managed by Janus’ research analysts, led by James Goff, applying the same investment strategies and restrictions of Janus Global Research Fund. Janus Worldwide Fund will also replace its performance and accounting history with that of Janus Global Research Fund. Janus’ proposal to merge the funds is based largely on the similarities of the funds’ investment objectives, strategies and policies. Additional information regarding these changes is expected to be sent to shareholders of Janus Worldwide Fund prior to the merger.

Economic Update

Many of the fears of a global financial crisis emanating from the potential dissolution of the eurozone receded following the European Central Bank’s (ECB) commitment to act as lender of last resort in September. Similarly, German Chancellor Angela Merkel’s support for the ECB’s action demonstrated the key players were unwilling to let the eurozone dissolve. These actions supported our view that a panic leading to runs on banks and sovereign credits was highly unlikely and spurred rallies in equity markets globally, particularly European financials tied to sovereign concerns and European cyclicals hurt by weak demand. Emerging market companies, particularly in China for which Europe is their largest export market, also benefited. This phenomenon led to a virtuous cycle: stronger exports out of China to Europe help other emerging market countries which export to China. The acceptance of an eventual return to normalcy also unlocked value in cyclical stocks by reinforcing the notion current earnings are cyclically weak, and not permanently impaired.

Performance Overview

The Fund underperformed largely due to our holdings in energy, financials and industrials. These positions were partially offset by the positive contribution of our holdings in consumer discretionary, telecommunication services and health care. On a country basis, our holdings in the U.S. and India were the most significant detractors, while our holdings and underweight in Japan were the top contributors.

Individually, India’s Jain Irrigation Systems weighed the most on performance. The stock declined after the company reported a loss in its latest quarter. We reduced our position. While we continue to appreciate the company’s long-term opportunity in irrigation, we also recognized the near-term risks on implementing a new finance program to attract cash-strapped farmers as well as ongoing political paralysis in India, which has delayed subsidy payments.

In financials, MGIC Investment Corp. was a key detractor. The mortgage insurer declined significantly after reporting a loss in its latest quarter. Investors are concerned the nascent recovery in housing defaults will not continue, endangering the company’s balance sheet. Further, Freddie Mac wants the company to increase its capital base in order to underwrite Freddie Mac mortgages in the future. We believe MGIC will benefit from the ongoing recovery in the U.S. housing market and possesses the balance sheet resources to continue to operate profitably. While its balance sheet is weak due to loan defaults emanating from the housing crisis, business undertaken following the crisis has been high quality and exceptionally profitable. If profitability of the new business grows and the losses from old policies decline, MGIC should

Janus Global & International Funds | 81

Janus Worldwide Fund (unaudited)

generate strong returns. Given the need for mortgage insurers, the limited number of market participants and MGIC’s strong market share, MGIC’s risk/reward profile is attractive in our view.

Technology holding Atmel also weighed on performance. The semiconductor manufacturer traded lower after the company lowered revenue guidance, giving rise to concerns over future demand for its microcontrollers used in mobile touchscreens. The industrial market represents Atmel’s largest end market for its programmable microcontroller products, which act as the electronic brain inside of embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry, in our view. The company’s products also enable touch functionality in tablets and other mobile devices. While the touch business is increasingly competitive, we see significant opportunities for the company with the new Windows 8 platform for tablets.

Contributors were led by Comcast. The company is using its leading position in cable to grow market share and returns. In the cable side of its business, it is offering more attractive entertainment options to grow and retain customers. These options include rolling out new set top boxes with a more intuitive and helpful feature set, contracting with key content providers, such as Disney, to ensure high-quality content will be available to its customers, and facilitating content use with traditional cable television as well as broadband video. We appreciate these actions should lead to greater customer capture, allowing Comcast to further penetrate its customer base with additional offerings in broadband and telecommunications, in addition to new products like home security. The NBC Universal acquisition is also generating significant synergies via cost reductions and better content experiences. Lastly, management is aggressively employing a disciplined capital allocation program, where new investments and acquisitions are considered along with a commitment to material buybacks and dividends.

Regeneron Pharmaceuticals was also a key contributor. The biotechnology company benefited from strong sales of its new drug Eylea. We view Eylea as a next generation drug for wet age-related macular degeneration (also known as wet AMD), the leading cause of blindness for the elderly. The drug appears more effective than the current leading treatment, may reduce by half the number of injections patients receive, and is less expensive, all of which should significantly increase its rate of adoption in the market.

Finally, SBA Communications benefited along with other wireless communications tower companies from strong data usage that has driven demand for tower space. Telecommunications companies have also been competing for network quality, which generally has a direct impact on how much leasing they do with tower companies like SBA. We believe the company has a long runway for potential growth.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Investment Outlook and Positioning

The U.S. remains attractive from several perspectives including its strengthened financial system and recovering residential real estate market. Improving home prices are an important factor in consumer wealth. However, unemployment remains stubbornly high, and if higher taxes are implemented, we anticipate investing and consumption will decline. Europe is marginally more attractive based on the political will demonstrated in addressing its sovereign debt crisis. Improvement in Europe should directly benefit emerging markets, which have been unfairly penalized in the risk-off investing environment. Additionally, once the Chinese leadership transition occurs, we expect the Chinese government will be more likely to accelerate economic growth.

With respect to positioning, we increased our exposure to European industrial stocks we consider to be high-quality companies punished due to the cyclical nature of their respective industries. These companies represent attractive opportunities to us given their strong competitive advantages, attractive industries, and compelling stock prices. Adding these companies marginally lowered our exposure to the U.S.

Thank you for your continued support of Janus Worldwide Fund.

82 | SEPTEMBER 30, 2012

(unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Comcast Corp. – Class A	1.19%
Regeneron Pharmaceuticals, Inc.	0.90%
SBA Communications Corp. – Class A	0.88%
CNO Financial Group, Inc.	0.78%
Taylor Wimpey PLC	0.74%

5 Bottom Performers – Holdings

Contribution

Jain Irrigation Systems, Ltd.	–0.77%
MGIC Investment Corp.	–0.74%
Atmel Corp.	–0.50%
Barclays PLC	–0.44%
Educomp Solutions, Ltd.	–0.44%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	0.85%	13.63%	10.66%
Telecommunication Services	0.74%	2.15%	4.19%
Health Care	0.53%	10.94%	10.35%
Other**	–0.06%	0.88%	0.00%
Utilities	–0.21%	2.87%	3.76%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	–1.72%	11.59%	11.18%
Financials	–1.64%	19.54%	18.37%
Industrials	–1.48%	10.31%	10.97%
Materials	–0.71%	4.35%	7.15%
Information Technology	–0.70%	14.63%	12.55%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 83

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.4%
AIA Group, Ltd. Life and Health Insurance	2.3%
JPMorgan Chase & Co. Diversified Banking Institutions	2.0%
NRG Energy, Inc. Independent Power Producer	1.9%
Citigroup, Inc. Diversified Banking Institutions	1.9%

10.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 6.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

84 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	17.26%	–4.36%	4.52%	7.74%	1.09%	1.09%
MOP	10.53%	–5.34%	3.97%	7.46%

Janus Worldwide Fund – Class C Shares
NAV	16.33%	–5.06%	3.88%	7.06%	1.84%	1.84%
CDSC	15.17%	–5.06%	3.88%	7.06%

Janus Worldwide Fund – Class D Shares(1)	17.55%	–4.31%	4.55%	7.75%	0.87%	0.87%

Janus Worldwide Fund – Class I Shares	17.63%	–4.36%	4.52%	7.74%	0.77%	0.77%

Janus Worldwide Fund – Class R Shares	16.88%	–4.65%	4.19%	7.38%	1.47%	1.47%

Janus Worldwide Fund – Class S Shares	17.18%	–4.38%	4.42%	7.61%	1.22%	1.22%

Janus Worldwide Fund – Class T Shares	17.44%	–4.36%	4.52%	7.74%	0.97%	0.97%

Morgan Stanley Capital International World IndexSM	21.59%	–2.15%	8.04%	6.38%

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	8.61%	N/A**

Lipper Quartile – Class T Shares	3rd	4th	4th	3rd

Lipper Ranking – based on total return for Global Funds	550/739	335/430	209/217	12/20

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 85

Janus Worldwide Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

86 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$968.10	$5.02

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$964.10	$9.18

Hypothetical (5% return before expenses)	$1,000.00	$1,015.65	$9.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$969.50	$3.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$969.90	$3.64

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$966.70	$6.44

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$968.00	$5.22

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$969.00	$3.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.09

†	Expenses are equal to the net annualized expense ratio of 1.02% for Class A Shares, 1.87% for Class C Shares, 0.73% for Class D Shares, 0.74% for Class I Shares, 1.31% for Class R Shares, 1.06% for Class S Shares and 0.81% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Global & International Funds | 87

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Common Stock – 96.9%
Aerospace and Defense – 0.6%
170,077	General Dynamics Corp.	$11,245,491
Agricultural Operations – 0%
24,162,415	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	934,861
Airlines – 1.1%
2,210,707	Delta Air Lines, Inc.*	20,250,076
Apparel Manufacturers – 0.7%
1,921,368	Prada SpA**	14,347,443
Automotive – Cars and Light Trucks – 1.1%
2,083,622	Ford Motor Co.	20,544,513
Beverages – Wine and Spirits – 1.0%
164,229	Pernod-Ricard S.A.**	18,423,984
Brewery – 1.1%
464,523	SABMiller PLC	20,400,461
Building – Residential and Commercial – 1.3%
29,351,520	Taylor Wimpey PLC	25,733,229
Cable/Satellite Television – 1.6%
877,406	Comcast Corp. – Class A	31,384,813
Casino Hotels – 0.7%
3,428,969	Echo Entertainment Group, Ltd.	13,620,144
Cellular Telecommunications – 1.2%
8,475,800	Vodafone Group PLC	24,051,374
Coal – 0.5%
16,140,500	Harum Energy Tbk PT	9,955,980
Commercial Banks – 1.0%
1,208,600	Banco do Brasil S.A.	14,790,664
1,473,600	Grupo Financiero Santander Mexico S.A.B. de C.V.	4,010,154
		18,800,818
Commercial Services – 1.4%
275,575	Aggreko PLC	10,291,515
1,033,100	Anhanguera Educacional Participacoes S.A.	17,180,099
		27,471,614
Computer Aided Design – 1.1%
290,470	ANSYS, Inc.*	21,320,498
Computers – Memory Devices – 1.3%
339,461	EMC Corp.*	9,257,101
465,120	NetApp, Inc.*	15,293,146
		24,550,247
Distribution/Wholesale – 0.5%
6,264,590	Li & Fung, Ltd.	9,711,415
Diversified Banking Institutions – 7.9%
1,114,968	Citigroup, Inc.	36,481,753
733,882	Credit Suisse Group A.G.	15,556,550
922,199	JPMorgan Chase & Co.	37,330,616
1,531,506	Morgan Stanley	25,637,410
1,276,361	Societe Generale S.A.**	36,243,949
		151,250,278
Diversified Operations – 0.7%
241,182	Danaher Corp.	13,301,187
E-Commerce/Products – 0.9%
348,613	eBay, Inc.*	16,876,355
Electric – Integrated – 0.6%
584,871	Fortum Oyj**	10,769,015
Electric – Transmission – 0.8%
423,595	Brookfield Infrastructure Partners L.P.	15,058,802
Electronic Components – Miscellaneous – 1.3%
721,198	TE Connectivity, Ltd. (U.S. Shares)	24,527,944
Enterprise Software/Services – 2.3%
456,572	Informatica Corp.*	15,893,271
896,728	Oracle Corp.	28,237,965
		44,131,236
Financial Guarantee Insurance – 0.4%
4,653,480	MGIC Investment Corp.*	7,119,824
Food – Confectionary – 1.4%
369,469	Hershey Co.	26,191,657
Food – Miscellaneous/Diversified – 1.2%
667,225	Unilever N.V.**	23,601,969
Heart Monitors – 0.8%
155,939	HeartWare International, Inc.*	14,734,676
Hotels and Motels – 0.7%
415,964	Accor S.A.**	13,872,237
Independent Power Producer – 1.9%
1,716,893	NRG Energy, Inc.	36,724,341
Industrial Automation and Robotics – 1.6%
185,200	FANUC Corp.**	29,861,779
Industrial Gases – 1.7%
321,233	Praxair, Inc.	33,369,684
Instruments – Controls – 0.5%
338,137	Sensata Technologies Holding N.V.*,**	10,066,338
Internet Content – Entertainment – 0.5%
508,076	Youku Tudou, Inc. (ADR)*	9,343,518
Internet Gambling – 0.7%
8,221,427	Bwin.Party Digital Entertainment PLC	13,791,980
Investment Management and Advisory Services – 0.7%
875,700	Grupo BTG Pactual	13,957,617
Life and Health Insurance – 5.2%
11,843,000	AIA Group, Ltd.	44,141,286
3,091,927	CNO Financial Group, Inc.	29,837,095
2,045,467	Prudential PLC	26,470,361
		100,448,742
Machinery – Construction and Mining – 0.7%
235,310	Joy Global, Inc.	13,191,479
Machinery – General Industrial – 0.6%
667,000	Nabtesco Corp.**	12,250,846
Medical – Biomedical and Genetic – 4.2%
302,685	Celgene Corp.*,**	23,125,134
481,059	Gilead Sciences, Inc.*	31,908,643
118,032	Regeneron Pharmaceuticals, Inc.*	18,018,765
126,826	Vertex Pharmaceuticals, Inc.*	7,095,915
		80,148,457
Medical – Drugs – 2.6%
267,923	Jazz Pharmaceuticals PLC*,**	15,274,290
289,376	Sanofi**	24,670,227
312,297	Shire PLC	9,146,795
		49,091,312

See Notes to Schedules of Investments and Financial Statements.

88 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Medical – Generic Drugs – 0.7%
526,595	Mylan, Inc.*	$12,848,918
Medical – HMO – 1.1%
522,982	Aetna, Inc.	20,710,087
Medical – Wholesale Drug Distributors – 1.2%
608,815	AmerisourceBergen Corp.	23,567,229
Medical Products – 0.5%
161,923	Varian Medical Systems, Inc.*	9,767,195
Metal – Iron – 0.6%
3,246,356	Fortescue Metals Group, Ltd.	11,750,083
Multimedia – 1.2%
947,764	News Corp. – Class A	23,248,651
Networking Products – 1.4%
1,385,149	Cisco Systems, Inc.	26,442,494
Non-Ferrous Metals – 0.8%
1,139,716	Titanium Metals Corp.	14,622,556
Office Automation and Equipment – 0.4%
218,200	Canon, Inc.**	6,977,813
Oil – Field Services – 1.2%
529,207	Baker Hughes, Inc.	23,936,033
Oil Companies – Exploration and Production – 3.4%
228,962	Apache Corp.	19,798,344
170,717	EOG Resources, Inc.	19,128,840
303,994	Occidental Petroleum Corp.	26,161,724
		65,088,908
Oil Companies – Integrated – 4.9%
1,578,666	BG Group PLC	31,861,346
2,049,287	Petroleo Brasileiro S.A. (ADR)	47,010,644
293,020	Total S.A.**	14,532,967
		93,404,957
Oil Field Machinery and Equipment – 0.7%
254,923	Dresser-Rand Group, Inc.*	14,048,807
Pharmacy Services – 1.0%
304,942	Express Scripts Holding Co.*	19,110,715
Property and Casualty Insurance – 1.2%
869,700	Tokio Marine Holdings, Inc.**	22,227,401
Real Estate Operating/Development – 1.9%
6,721,435	Hang Lung Properties, Ltd.	22,971,708
36,667,500	Shun Tak Holdings, Ltd.	14,186,915
		37,158,623
Retail – Apparel and Shoe – 0.8%
63,400	Fast Retailing Co., Ltd.**	14,748,911
Retail – Drug Store – 0.5%
257,020	Walgreen Co.	9,365,809
Retail – Jewelry – 0.5%
152,736	Tiffany & Co.	9,451,304
Retail – Major Department Stores – 1.2%
426,952	Nordstrom, Inc.	23,559,211
Rubber/Plastic Products – 0.5%
7,028,313	Jain Irrigation Systems, Ltd.	9,288,461
Semiconductor Components/Integrated Circuits – 1.6%
2,649,668	Atmel Corp.*	13,937,254
5,558,000	Taiwan Semiconductor Manufacturing Co., Ltd.	17,043,141
		30,980,395
Steel – Producers – 0.5%
454,219	ThyssenKrupp A.G.**	9,653,182
Telecommunication Services – 2.6%
821,538	Amdocs, Ltd. (U.S. Shares)	27,102,538
784,679	Virgin Media, Inc.	23,100,950
		50,203,488
Tobacco – 2.3%
325,237	Imperial Tobacco Group PLC	12,035,896
1,087,900	Japan Tobacco, Inc.**	32,656,521
		44,692,417
Toys – 0.6%
93,300	Nintendo Co., Ltd.**	11,826,929
Transportation – Marine – 1.1%
2,857	A.P. Moeller – Maersk A/S – Class B	20,450,769
Transportation – Railroad – 1.9%
214,404	Canadian Pacific Railway, Ltd.	17,799,372
257,268	Kansas City Southern	19,495,769
		37,295,141
Vitamins and Nutrition Products – 1.3%
348,488	Mead Johnson Nutrition Co.	25,537,201
Wireless Equipment – 3.2%
425,107	SBA Communications Corp. – Class A*	26,739,230
3,806,210	Telefonaktiebolaget L.M. Ericsson – Class B	34,692,018
		61,431,248

Total Common Stock (cost $1,828,142,101)		1,859,823,170

Preferred Stock – 1.2%
Automotive – Cars and Light Trucks – 1.2%
118,364	Volkswagen A.G., 2.0600%** (cost $21,983,607)	21,588,613

Purchased Option – Call – 0%
50,000	Chaoda Modern Agriculture Holdings, Ltd. (LEAPS) expires January 2013 exercise price 4.03 HKD (premiums paid $442,599)	1

Warrant – 1.1%
Diversified Financial Services – 1.1%
2,026,056	JPMorgan Chase & Co. – expires 10/28/18 (cost $21,780,102)	20,848,116

Money Market – 1.2%
23,717,825	Janus Cash Liquidity Fund LLC, 0% (cost $23,717,825)	23,717,825

Total Investments (total cost $1,896,066,234) – 100.4%		1,925,977,725

Liabilities, net of Cash, Receivables and Other Assets– (0.4)%		(7,126,322)

Net Assets – 100%		$1,918,851,403

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 89

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$25,370,227	1.3%
Bermuda	24,770,217	1.3%
Brazil	92,939,024	4.8%
Canada	17,799,372	0.9%
Cayman Islands	10,278,379	0.5%
Denmark	20,450,769	1.1%
Finland	10,769,015	0.6%
France	107,743,364	5.6%
Germany	31,241,795	1.6%
Gibraltar	13,791,980	0.7%
Guernsey	27,102,538	1.4%
Hong Kong	81,299,909	4.2%
India	9,288,461	0.5%
Indonesia	9,955,980	0.5%
Ireland	15,274,290	0.8%
Italy	14,347,443	0.7%
Japan	130,550,200	6.8%
Jersey	9,146,795	0.5%
Mexico	4,010,154	0.2%
Netherlands	33,668,307	1.8%
Sweden	34,692,018	1.8%
Switzerland	40,084,494	2.1%
Taiwan	17,043,141	0.9%
United Kingdom	150,844,182	7.8%
United States††	993,515,671	51.6%

Total	$1,925,977,725	100.0%

††	Includes Cash Equivalents (50.4% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 11/15/12	2,497,000,000	$32,017,521	$86,673

HSBC Securities (USA), Inc.:
Euro 11/8/12	16,000,000	20,566,875	172,405
Japanese Yen 11/8/12	1,995,000,000	25,579,186	(63,272)

		46,146,061	109,133

JPMorgan Chase & Co.: Japanese Yen 10/25/12	2,501,000,000	32,063,025	(30,954)

RBC Capital Markets Corp.: Japanese Yen 10/18/12	1,803,000,000	23,113,041	(110,898)

Total		$133,339,648	$53,954

See Notes to Schedules of Investments and Financial Statements.

90 | SEPTEMBER 30, 2012

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Janus Global & International Funds | 91

Statements of Assets and Liabilities

								Janus	Janus
As of September 30, 2012		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Assets:
Investments at cost	$7,313	$21,370	$662,864	$267,016	$2,127,111	$706,842	$192,102	$7,872,793	$1,896,066
Unaffiliated investments at value	$7,666	$20,136	$817,597	$304,475	$2,088,707	$804,331	$207,946	$6,102,970	$1,902,260
Affiliated investments at value	25	574	21,413	3,875	68,828	33,325	1,204	494,031	23,718
Cash	7	7	152	–	–	16	–	–	–
Cash denominated in foreign currency(1)	4	–	–	144	319	–	20	–	–
Restricted cash (Note 1)	82	1,759	–	–	–	110	–	87,159	–
Receivables:
Investments sold	102	628	314	1,194	10,800	319	–	5,022	2,890
Fund shares sold	9	18	489	117	216	172	102	11,263	120
Dividends	2	18	252	486	4,270	493	460	1,648	2,537
Foreign dividend tax reclaim	–	3	164	53	556	55	166	631	97
Interest	–	–	–	–	–	–	–	–	–
Outstanding swap contracts at value	75	7	–	–	–	–	–	–	–
Dividends and interest on swap contracts	–	1	–	–	–	–	–	5,916	–
Non-interested Trustees’ deferred compensation	–	–	13	5	34	13	3	105	30
Variation margin	–	2	–	–	–	–	–	–	–
Other assets	–	–	11	10	48	17	7	159	84
Forward currency contracts	–	6	87	–	–	37	–	467	259
Total Assets	7,972	23,159	840,492	310,359	2,173,778	838,888	209,908	6,709,371	1,931,995
Liabilities:
Payables:
Options written, at value(2)	–	–	–	–	–	152	–	–	–
Due to custodian	–	–	–	7	3,145	–	34	27,387	613
Investments purchased	14	556	2,421	4,021	18,792	1,847	57	28,107	9,047
Fund shares repurchased	–	26	403	305	2,178	387	257	52,352	1,769
Outstanding swap contracts at value	–	72	–	–	–	–	–	33,901	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	–	–
Advisory fees	7	11	431	158	1,147	444	152	2,003	789
Fund administration fees	–	–	7	2	18	7	2	54	16
Internal servicing cost	–	–	–	–	1	–	1	14	–
Administrative services fees	1	1	108	36	282	109	4	904	278
Distribution fees and shareholder servicing fees	1	1	1	5	9	2	22	411	10
Administrative, networking and omnibus fees	–	1	1	9	17	3	16	226	6
Non-interested Trustees’ fees and expenses	–	2	6	3	54	9	3	233	27
Non-interested Trustees’ deferred compensation fees	–	–	13	5	34	13	3	105	30
Foreign tax liability	9	–	–	–	–	–	–	–	–
Accrued expenses and other payables	118	158	218	121	1,349	224	119	729	354
Forward currency contracts	–	–	48	–	–	70	–	1,366	205
Total Liabilities	150	828	3,657	4,672	27,026	3,267	670	147,792	13,144
Net Assets	$7,822	$22,331	$836,835	$305,687	$2,146,752	$835,621	$209,238	$6,561,579	$1,918,851

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

								Janus	Janus
As of September 30, 2012		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,955	$26,738	$646,224	$292,647	$3,138,037	$705,272	$225,337	$8,492,274	$2,910,999
Undistributed net investment income/(loss)*	(22)	21	(1,405)	1,067	10,376	(834)	2,301	228,546	15,980
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(487)	(3,710)	15,837	(29,362)	(1,031,272)	(340)	(35,444)	(848,678)	(1,038,118)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	376	(718)	176,179	41,335	29,611	131,523	17,044	(1,310,563)	29,990
Total Net Assets	$7,822	$22,331	$836,835	$305,687	$2,146,752	$835,621	$209,238	$6,561,579	$1,918,851
Net Assets - Class A Shares	$878	$992	$3,324	$11,173	$11,777	$3,550	$45,259	$337,951	$2,097
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95	124	107	743	1,259	192	4,271	10,469	47
Net Asset Value Per Share(4)	$9.25	$7.99	$30.94	$15.03	$9.35	$18.47	$10.60	$32.28	$44.96
Maximum Offering Price Per Share(5)	$9.81	$8.48	$32.83	$15.95	$9.92	$19.60	$11.25	$34.25	$47.70
Net Assets - Class C Shares	$775	$771	$510	$2,971	$5,985	$1,234	$14,108	$113,481	$1,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84	97	17	202	647	68	1,361	3,595	27
Net Asset Value Per Share(4)	$9.18	$7.91	$30.30	$14.72	$9.25	$18.04	$10.37	$31.56	$44.37
Net Assets - Class D Shares	$3,394	$9,359	$559,004	$118,021	$1,455,243	$574,770	$12,927	$1,402,452	$1,075,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	366	1,170	17,972	7,816	155,274	30,909	1,224	43,131	24,193
Net Asset Value Per Share	$9.26	$8.00	$31.10	$15.10	$9.37	$18.60	$10.56	$32.52	$44.47
Net Assets - Class I Shares	$1,145	$8,392	$7,392	$59,140	$16,902	$7,737	$54,979	$882,908	$16,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	124	1,048	238	3,921	1,803	415	5,201	27,116	361
Net Asset Value Per Share	$9.27	$8.01	$31.09	$15.08	$9.37	$18.66	$10.57	$32.56	$45.08
Net Assets - Class N Shares	N/A	N/A	N/A	N/A	N/A	N/A	$66,213	$58,250	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	N/A	N/A	6,260	1,789	N/A
Net Asset Value Per Share	N/A	N/A	N/A	N/A	N/A	N/A	$10.58	$32.56	N/A
Net Assets - Class R Shares	N/A	N/A	N/A	N/A	$1,915	N/A	$1,552	$129,777	$945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	206	N/A	148	4,060	21
Net Asset Value Per Share	N/A	N/A	N/A	N/A	$9.30	N/A	$10.50	$31.96	$44.70
Net Assets - Class S Shares	$769	$676	$161	$3,895	$1,120	$532	$3,173	$924,703	$40,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	85	5	261	118	29	290	28,693	899
Net Asset Value Per Share	$9.23	$7.97	$30.82	$14.94	$9.48	$18.39	$10.93	$32.23	$45.00
Net Assets - Class T Shares	$861	$2,141	$266,444	$110,487	$653,810	$247,798	$11,027	$2,712,057	$782,039
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93	268	8,570	7,321	69,756	13,350	1,050	83,609	17,610
Net Asset Value Per Share	$9.25	$7.99	$31.09	$15.09	$9.37	$18.56	$10.50	$32.44	$44.41

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $3,842, $114, $144,344, $318,158 and $20,396 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus Global Select Fund and Janus International Equity Fund, respectively.
(2)	Includes premiums off $891,170 on written options for Janus Global Technology Fund.
(3)	Net of foreign tax on investments of $9,183 for Janus Asia Equity Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

							Janus
For the fiscal year ended September 30, 2012		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Investment Income:
Interest	$–	$–	$–	$–	$–	$–	$–	$–	$–
Interest proceeds from short sales	–	–	–	–	–	18	–	–	–
Dividends	185	429	5,337	4,748	31,252	6,836	5,378	136,819	37,198
Dividends from affiliates	–	1	20	5	5,724	15	7	3,423	19
Other Income	–	2	–	1	8	–	24	1,336	–
Foreign tax withheld	(16)	(48)	(286)	(257)	(2,283)	(206)	(405)	(7,735)	(1,980)
Total Investment Income	169	384	5,071	4,497	34,701	6,663	5,004	133,843	35,237
Expenses:
Advisory fees	59	173	4,694	2,077	16,240	5,235	1,716	35,357	11,445
Internal servicing expense - Class A Shares	–	–	–	–	2	–	4	48	–
Internal servicing expense - Class C Shares	–	–	–	1	3	–	4	50	–
Internal servicing expense - Class I Shares	–	–	–	2	1	–	5	60	1
Shareholder reports expense	19	16	252	72	983	385	34	937	623
Transfer agent fees and expenses	6	7	331	62	1,067	423	12	685	596
Registration fees	85	69	82	98	107	79	99	195	91
Custodian fees	15	47	40	41	249	45	51	1,420	124
Professional fees	28	34	47	47	53	62	52	133	74
Non-interested Trustees’ fees and expenses	–	1	22	8	95	25	7	343	64
Short sales dividend expense	–	–	–	–	–	99	–	–	–
Short sales interest expense	–	–	–	–	–	–	–	–	–
Stock loan fees	–	–	–	–	–	60	–	–	–
Fund administration fees	1	2	72	27	247	80	21	787	190
Administrative services fees - Class D Shares	3	11	590	140	2,007	675	13	1,912	1,298
Administrative services fees - Class R Shares	N/A	N/A	N/A	N/A	6	N/A	2	348	2
Administrative services fees - Class S Shares	2	2	1	8	3	1	7	2,718	109
Administrative services fees - Class T Shares	2	5	583	270	2,028	610	16	8,567	2,022
Distribution fees and shareholder servicing fees - Class A Shares	2	3	5	19	43	8	123	1,268	6
Distribution fees and shareholder servicing fees - Class C Shares	7	8	5	20	91	11	148	1,580	13
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	11	N/A	3	696	5
Distribution fees and shareholder servicing fees - Class S Shares	2	2	–	8	(3)	1	(5)	2,718	109
Administrative, networking and omnibus fees - Class A Shares	–	1	2	8	38	5	54	1,225	4
Administrative, networking and omnibus fees - Class C Shares	–	–	–	4	19	2	23	403	2
Administrative, networking and omnibus fees - Class I Shares	–	1	7	40	56	11	43	1,355	27
Other expenses	16	18	47	49	161	60	26	536	160
Total Expenses	247	400	6,780	3,001	23,507	7,877	2,458	63,341	16,965
Expense and Fee Offset	–	(1)	(3)	(1)	(13)	(4)	–	(21)	(5)
Net Expenses	247	399	6,777	3,000	23,494	7,873	2,458	63,320	16,960
Less: Excess Expense Reimbursement	(142)	(140)	(8)	(2)	(52)	(10)	–	(397)	(27)
Net Expenses after Expense Reimbursement	105	259	6,769	2,998	23,442	7,863	2,458	62,923	16,933
Net Investment Income/(Loss)	64	125	(1,698)	1,499	11,259	(1,200)	2,546	70,920	18,304

See Notes to Financial Statements.

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Statements of Operations  (continued)

							Janus
For the fiscal year ended September 30, 2012		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	$(386)	$(3,019)	$96,612	$(7,965)	$(284,444)	$19,199	$(11,954)	$(471,245)	$(64,626)
Net realized gain/(loss) from futures contracts	–	(14)	–	–	(2,590)	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–	(1,123)	–	–	–
Net realized gain/(loss) from swap contracts	12	22	–	–	(12,647)	(316)	–	111,776	–
Net realized gain/(loss) from written options contracts	–	(40)	186	–	32,110	2,207	–	–	33
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	1,487	3,356	129,678	53,901	355,438	150,845	36,182	617,909	360,013
Change in unrealized net appreciation/(depreciation) of futures contracts	–	–	–	–	(3,960)	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	(4,523)	–	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	(5)	(22)	–	–	3,927	–	–	(3,318)	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	50	–	–	9,062	669	–	–	–
Net Gain on Investments	1,108	333	226,476	45,936	96,896	166,958	24,228	255,122	295,420
Net Increase in Net Assets Resulting from Operations	$1,172	$458	$224,778	$47,435	$108,155	$165,758	$26,774	$326,042	$313,724

(1)	Net of foreign tax on investments of $9,183 for Janus Asia Equity Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

			Janus Emerging		Janus Global		Janus Global		Janus Global
For the fiscal year or period ended September 30	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund		Select Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$64	$7	$125	$92	$(1,698)	$(3,370)	$1,499	$1,005	$11,259	$23,663
Net realized gain/(loss) from investment and foreign currency transactions	(374)	(256)	(3,051)	(738)	96,798	78,134	(7,965)	29,991	(267,571)	596,711
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,482	(1,107)	3,384	(4,103)	129,678	(50,881)	53,901	(47,662)	364,467	(1,055,409)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,172	(1,356)	458	(4,749)	224,778	23,883	47,435	(16,666)	108,155	(435,035)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(5)	–	–	(11)	(6)	(8)	(148)	(360)
Class C Shares	–	–	(4)	–	–	(1)	–	(4)	–	(62)
Class D Shares	–	–	(34)	–	(673)	(2,271)	(294)	(1,072)	(19,536)	(24,499)
Class I Shares	–	–	(15)	–	(8)	(30)	(130)	(168)	(271)	(700)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(11)	(24)
Class S Shares	–	–	(3)	–	–	(1)	(15)	–	–	(38)
Class T Shares	–	–	(7)	–	(70)	(1,056)	(149)	(1,040)	(8,597)	(14,271)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(4)	–	–	–	–	–	–	–
Class C Shares	–	–	(3)	–	–	–	–	–	–	–
Class D Shares	–	–	(28)	–	–	–	–	–	–	–
Class I Shares	–	–	(13)	–	–	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	–	–	(3)	–	–	–	–	–	–	–
Class T Shares	–	–	(6)	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	(125)	–	(751)	(3,370)	(594)	(2,292)	(28,563)	(39,954)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

			Janus Emerging		Janus Global		Janus Global		Janus Global
For the fiscal year or period ended September 30	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund		Select Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	98	834	136	1,389	1,939	1,060	16,021	2,770	2,016	10,783
Class C Shares	8	833	118	914	236	372	1,815	2,328	349	4,506
Class D Shares	3,394	1,324	6,493	10,546	43,101	33,044	14,452	26,275	44,962	94,031
Class I Shares	383	833	6,824	5,060	3,184	1,606	28,687	31,742	7,818	16,056
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,884	1,381
Class S Shares	–	833	7	834	30	32	4,869	257	567	1,727
Class T Shares	821	834	1,632	1,906	36,451	17,203	28,428	35,869	57,089	129,401
Redemption Fees
Class D Shares	1	–	3	9	9	31	4	16	15	22
Class I Shares	–	–	1	–	–	–	1	3	–	3
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	1	3	14	5	17	9	49
Reinvested Dividends and Distributions
Class A Shares	–	–	9	–	–	11	5	7	129	324
Class C Shares	–	–	7	–	–	–	–	4	–	40
Class D Shares	–	–	62	–	663	2,238	287	1,051	19,176	24,055
Class I Shares	–	–	28	–	7	25	121	165	211	565
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10	22
Class S Shares	–	–	6	–	–	1	15	–	–	38
Class T Shares	–	–	12	–	68	1,026	148	1,032	8,372	13,940
Shares Repurchased
Class A Shares	–	–	(197)	(72)	(248)	(1,696)	(7,019)	(995)	(12,742)	(19,377)
Class C Shares	–	–	(77)	–	(334)	(59)	(781)	(834)	(5,217)	(6,096)
Class D Shares	(1,395)	(5)	(4,057)	(1,495)	(56,177)	(58,662)	(22,275)	(25,373)	(268,165)	(310,856)
Class I Shares	(32)	–	(1,719)	(547)	(1,825)	(1,759)	(10,343)	(7,074)	(17,959)	(37,510)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,268)	(2,303)
Class S Shares	–	–	–	–	(109)	(48)	(1,478)	(41)	(282)	(13,558)
Class T Shares	(758)	–	(902)	(184)	(45,358)	(53,378)	(30,576)	(53,406)	(273,053)	(547,175)
Net Increase/(Decrease) from Capital Share Transactions	2,520	5,486	8,386	18,361	(18,360)	(58,939)	22,386	13,813	(437,079)	(639,932)
Net Increase/(Decrease) in Net Assets	3,692	4,130	8,719	13,612	205,667	(38,426)	69,227	(5,145)	(357,487)	(1,114,921)
Net Assets:
Beginning of period	4,130	–	13,612	–	631,168	669,594	236,460	241,605	2,504,239	3,619,160
End of period	$7,822	$4,130	$22,331	$13,612	$836,835	$631,168	$305,687	$236,460	$2,146,752	$2,504,239

Undistributed Net Investment Income/(Loss)*	$(22)	$(122)	$21	$(19)	$(1,405)	$687	$1,067	$167	$10,376	$23,112

*	See Note 5 in Notes to Financial Statements.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus		Janus
For the fiscal years ended September 30	Technology Fund		Equity Fund		Overseas Fund		Worldwide Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$(1,200)	$(2,234)	$2,546	$2,965	$70,920	$49,284	$18,304	$16,632
Net realized gain/(loss) from investment and foreign currency transactions	19,967	168,665	(11,954)	18,339	(359,469)	991,740	(64,593)	389,874
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	146,991	(167,910)	36,182	(51,363)	614,591	(4,685,874)	360,013	(650,385)
Net Increase/(Decrease) in Net Assets Resulting from Operations	165,758	(1,479)	26,774	(30,059)	326,042	(3,644,850)	313,724	(243,879)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(592)	(427)	–	(896)	(12)	(8)
Class C Shares	–	–	(34)	–	–	–	–	–
Class D Shares	–	–	(132)	(66)	–	(4,170)	(9,196)	(5,617)
Class I Shares	–	–	(1,970)	(1,214)	–	(4,933)	(151)	(63)
Class N Shares(1)	N/A	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	N/A	N/A	(4)	(2)	–	–	(5)	–
Class S Shares	–	–	(14)	(27)	–	–	(174)	(72)
Class T Shares	–	–	(77)	(30)	–	(7,055)	(5,934)	(4,903)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	(41,895)	–	–	–
Class C Shares	–	–	–	–	(13,080)	–	–	–
Class D Shares	–	–	–	–	(120,564)	–	–	–
Class I Shares	–	–	–	–	(93,642)	–	–	–
Class N Shares(1)	N/A	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	N/A	N/A	–	–	(10,565)	–	–	–
Class S Shares	–	–	–	–	(83,857)	–	–	–
Class T Shares	–	–	–	–	(269,221)	–	–	–
Net Decrease from Dividends and Distributions	–	–	(2,823)	(1,766)	(632,824)	(17,054)	(15,472)	(10,663)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus International		Janus		Janus
For the fiscal years ended September 30	Technology Fund		Equity Fund		Overseas Fund		Worldwide Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	1,809	1,976	10,170	14,125	161,081	486,720	588	1,036
Class C Shares	398	789	3,136	3,008	20,731	102,952	219	413
Class D Shares	25,870	49,975	7,508	7,409	83,947	176,179	17,133	26,720
Class I Shares	2,823	4,617	40,222	45,863	396,337	1,063,433	4,313	10,385
Class N Shares(1)	N/A	N/A	66,601	N/A	57,994	N/A	N/A	N/A
Class R Shares	N/A	N/A	1,138	607	46,563	83,187	436	583
Class S Shares	319	137	1,341	771	212,435	460,532	4,987	9,298
Class T Shares	25,576	42,141	8,745	4,778	416,563	1,500,430	32,991	43,423
Redemption Fees
Class A Shares	N/A	N/A	1	–	N/A	N/A	–	–
Class C Shares	N/A	–	–	–	N/A	N/A	–	–
Class D Shares	11	33	1	10	27	98	5	14
Class I Shares	1	1	3	1	84	266	1	1
Class N Shares(1)	N/A	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	N/A	N/A	–	–	6	10	–	–
Class S Shares	–	–	–	1	92	351	1	9
Class T Shares	16	29	–	–	207	912	7	38
Reinvested Dividends and Distributions
Class A Shares	–	–	582	419	34,227	776	12	7
Class C Shares	–	–	23	–	8,781	–	–	–
Class D Shares	–	–	130	65	117,594	4,059	8,915	5,450
Class I Shares	–	–	1,601	1,101	86,040	4,218	139	52
Class R Shares	N/A	N/A	4	2	8,781	–	4	–
Class S Shares	–	–	14	26	82,745	–	173	72
Class T Shares	–	–	77	30	263,557	6,905	5,821	4,813
Shares Repurchased
Class A Shares	(1,040)	(919)	(22,541)	(31,067)	(414,501)	(442,245)	(1,064)	(1,059)
Class C Shares	(354)	(296)	(5,909)	(6,757)	(93,223)	(114,613)	(491)	(259)
Class D Shares	(73,151)	(86,774)	(3,742)	(3,271)	(308,662)	(411,682)	(126,643)	(132,494)
Class I Shares	(3,038)	(3,747)	(106,850)	(49,270)	(828,129)	(759,732)	(5,258)	(4,745)
Class N Shares(1)	N/A	N/A	(6,158)	N/A	(1,242)	N/A	N/A	N/A
Class R Shares	N/A	N/A	(258)	(675)	(52,216)	(54,064)	(517)	(163)
Class S Shares	(107)	(79)	(1,460)	(3,743)	(463,836)	(589,025)	(13,846)	(23,413)
Class T Shares	(52,536)	(83,533)	(3,377)	(729)	(1,554,762)	(2,309,278)	(160,882)	(219,170)
Net Decrease from Capital Share Transactions	(73,403)	(75,650)	(8,998)	(17,296)	(1,718,779)	(789,611)	(232,956)	(278,989)
Net Increase/(Decrease) in Net Assets	92,355	(77,129)	14,953	(49,121)	(2,025,561)	(4,451,515)	65,296	(533,531)
Net Assets:
Beginning of period	743,266	820,395	194,285	243,406	8,587,140	13,038,655	1,853,555	2,387,086
End of period	$835,621	$743,266	$209,238	$194,285	$6,561,579	$8,587,140	$1,918,851	$1,853,555

Undistributed Net Investment Income/(Loss)*	$(834)	$(615)	$2,301	$2,630	$228,546	$20,447	$15,980	$13,885

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

106 | SEPTEMBER 30, 2012

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Financial Highlights

Class A Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.14	(0.23)	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.68	(2.34)	0.62	(2.58)
Total from Investment Operations	1.82	(2.57)	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	–	–	(0.07)	–
Net Asset Value, End of Period	$9.25	$7.43	$7.99	$7.41
Total Return**	24.50%	(25.70)%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$878	$619	$992	$971
Average Net Assets for the Period (in thousands)	$768	$724	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.43%	28.35%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.35%	1.46%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.85%	0.47%	0.81%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class A Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal period
ended September 30, 2010 and the fiscal period	Janus Global Life Sciences Fund				Janus Global Research Fund
ended October 31, 2009	2012	2011	2010(3)	2009(4)	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$22.72	$22.16	$19.69	$17.81	$12.51	$13.48	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.24)	0.21	(0.01)	0.08	0.11	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	8.17	0.94	2.28	1.89	2.47	(0.94)	2.07	1.58
Total from Investment Operations	8.22	0.70	2.49	1.88	2.55	(0.83)	2.12	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.14)	(0.02)	–	(0.03)	(0.14)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–	–(5)	–
Total Distributions and Other	–	(0.14)	(0.02)	–	(0.03)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$30.94	$22.72	$22.16	$19.69	$15.03	$12.51	$13.48	$11.38
Total Return**	36.18%	3.14%	12.65%	10.56%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$3,324	$1,072	$1,571	$61	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$1,801	$1,628	$849	$27	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.07%	1.11%	1.10%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.07%(6)	1.11%(6)	1.05%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.68)%	1.66%	(0.19)%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	50%	54%	42%^	70%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.04% in 2011 and 1.07% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

108 | SEPTEMBER 30, 2012

Class A Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Select Fund				Janus Global Technology Fund
period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$10.99	$9.03	$7.59	$15.05	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	0.06	0.19	(0.01)	(0.01)	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.22	(1.93)	1.97	1.45	3.45	(0.18)	2.72	1.59
Total from Investment Operations	0.28	(1.74)	1.96	1.44	3.42	(0.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	(0.07)	(0.11)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.07)	(0.11)	–	–	–	–	–	–
Net Asset Value, End of Period	$9.35	$9.14	$10.99	$9.03	$18.47	$15.05	$15.25	$12.56
Total Return**	3.11%	(16.04)%	21.71%	18.97%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$11,777	$21,288	$33,737	$23,859	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$17,151	$34,871	$29,501	$24,760	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.08%	1.11%	1.19%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%(4)	1.08%(4)	1.10%(4)	1.16%(4)	1.18%(5)	1.11%(5)	1.26%(5)	0.99%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.48%	0.19%	(0.36)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	182%	138%	116%^	125%	49%	89%	70%^	111%

Class A Shares

For a share outstanding during each fiscal year ended September 30,
the two-month fiscal period ended September 30, 2009 and each fiscal	Janus International Equity Fund
year or period ended July 31	2012	2011	2010	2009(6)	2009(7)	2008

Net Asset Value, Beginning of Period	$9.41	$10.90	$9.65	$9.11	$11.53	$11.35
Income from Investment Operations:
Net investment income/(loss)	0.14	0.14	0.06	0.02	0.12	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.17	(1.57)	1.20	0.52	(2.29)	0.29
Total from Investment Operations	1.31	(1.43)	1.26	0.54	(2.17)	0.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.06)	(0.01)	–	(0.16)	(0.04)
Distributions (from capital gains)*	–	–	–	–	(0.09)	(0.05)
Redemption fees	–(3)	–	–(3)	–	–	–
Total Distributions and Other	(0.12)	(0.06)	(0.01)	–	(0.25)	(0.09)
Net Asset Value, End of Period	$10.60	$9.41	$10.90	$9.65	$9.11	$11.53
Total Return**	14.06%	(13.21)%	13.04%	5.93%	(18.29)%	2.29%
Net Assets, End of Period (in thousands)	$45,259	$51,188	$75,583	$71,609	$65,443	$73,749
Average Net Assets for the Period (in thousands)	$49,289	$76,011	$68,357	$69,156	$54,721	$21,952
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.31%	1.22%	1.34%	1.31%	1.41%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.31%	1.22%	1.34%	1.31%	1.41%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	1.02%	0.76%	1.02%	1.49%(8)	1.32%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% in 2012, 1.07% in 2011, 1.09% in 2010 and 1.14% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.16% in 2012, 1.08% in 2011, 1.13% in 2010 and 0.99% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each fiscal year ended September 30, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.87	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	–	(0.05)	(0.14)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Total Distributions	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$32.28	$33.87	$47.51	$38.63
Total Return**	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	26%	43%	30%^	45%

Class A Shares

	Janus Worldwide
For a share outstanding during each fiscal year ended September 30, the eleven-month	Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.56	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	0.30	0.23	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	6.33	(5.10)	6.23	3.99
Total from Investment Operations	6.63	(4.87)	6.30	4.03
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.13)	(0.17)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(0.23)	(0.13)	(0.17)	–
Net Asset Value, End of Period	$44.96	$38.56	$43.56	$37.43
Total Return**	17.26%	(11.23)%	16.87%	12.07%
Net Assets, End of Period (in thousands)	$2,097	$2,214	$2,575	$3,084
Average Net Assets for the Period (in thousands)	$2,242	$2,777	$2,620	$2,020
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.00%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.00%	1.17%
Ratio of Net Investment Income to Average Net Assets***	0.72%	0.56%	0.45%	0.81%
Portfolio Turnover Rate	49%	94%	86%^	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

110 | SEPTEMBER 30, 2012

Class C Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.23)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.69	(2.34)	0.62	(2.56)
Total from Investment Operations	1.75	(2.57)	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	–	–	(0.07)	–
Net Asset Value, End of Period	$9.18	$7.43	$7.91	$7.39
Total Return**	23.55%	(25.70)%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$775	$619	$771	$677
Average Net Assets for the Period (in thousands)	$716	$724	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.45%	29.12%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.30%	1.38%(3)	2.21%	1.71%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	0.82%	(0.27)%	0.33%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class C Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period	Janus Global Life Sciences Fund				Janus Global Research Fund
ended October 31, 2009	2012	2011	2010(5)	2009(6)	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$22.41	$21.97	$19.64	$17.81	$12.33	$13.34	$11.34	$9.81
Income from Investment Operations:
Net investment income/(loss)	(0.34)	(0.18)	0.13	(0.03)	(0.01)	0.02	0.01	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	8.23	0.71	2.20	1.86	2.40	(0.94)	2.01	1.54
Total from Investment Operations	7.89	0.53	2.33	1.83	2.39	(0.92)	2.02	1.53
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.09)	–	–	–	(0.09)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–	–(7)	–
Total Distributions and Other	–	(0.09)	–	–	–	(0.09)	(0.02)	–
Net Asset Value, End of Period	$30.30	$22.41	$21.97	$19.64	$14.72	$12.33	$13.34	$11.34
Total Return**	35.21%	2.39%	11.86%	10.28%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$510	$461	$187	$21	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$456	$289	$75	$7	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.77%	1.88%	1.87%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%	1.77%(8)	1.88%(8)	1.80%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.16)%	(1.23)%	1.27%	(1.09)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	50%	54%	42%^	70%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.75% in 2011 and 1.84% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Select Fund				Janus Global Technology Fund
period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.04	$10.89	$9.01	$7.59	$14.79	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.09)	0.10	(0.07)	(0.03)	(0.16)	(0.11)	(0.09)	–
Net gain/(loss) on investments (both realized and unrealized)	0.30	(1.91)	1.95	1.45	3.41	(0.22)	2.68	1.57
Total from Investment Operations	0.21	(1.81)	1.88	1.42	3.25	(0.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	–	(0.04)	–	–	–	–	–	–
Net Asset Value, End of Period	$9.25	$9.04	$10.89	$9.01	$18.04	$14.79	$15.12	$12.53
Total Return**	2.32%	(16.68)%	20.87%	18.71%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$5,985	$10,384	$14,285	$9,611	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$9,087	$16,160	$12,066	$9,297	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	1.81%	1.88%	2.13%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.93%(4)	1.81%(4)	1.88%(4)	1.93%(4)	1.99%(5)	1.84%(5)	1.98%(5)	1.75%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.23)%	(0.57)%	(1.14)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	182%	138%	116%^	125%	49%	89%	70%^	111%

Class C Shares

For a share outstanding during each fiscal year ended September 30,
the two-month fiscal period ended September 30, 2009 and each fiscal	Janus International Equity Fund
year or period ended July 31	2012	2011	2010	2009(6)	2009(7)	2008

Net Asset Value, Beginning of Period	$9.19	$10.68	$9.52	$9.00	$11.37	$11.30
Income from Investment Operations:
Net investment income/(loss)	0.02	0.02	(0.02)	0.01	0.06	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.18	(1.51)	1.18	0.51	(2.26)	0.14
Total from Investment Operations	1.20	(1.49)	1.16	0.52	(2.20)	0.12
Less Distributions and Other:
Dividends (from net investment income)*	(0.02)	–	–	–	(0.08)	–
Distributions (from capital gains)*	–	–	–	–	(0.09)	(0.05)
Redemption fees	–(3)	–	–(3)	–	–	–
Total Distributions and Other	(0.02)	–	–	–	(0.17)	(0.05)
Net Asset Value, End of Period	$10.37	$9.19	$10.68	$9.52	$9.00	$11.37
Total Return**	13.11%	(13.95)%	12.18%	5.78%	(18.88)%	1.02%
Net Assets, End of Period (in thousands)	$14,108	$15,027	$21,096	$16,596	$15,260	$16,623
Average Net Assets for the Period (in thousands)	$14,752	$20,507	$18,979	$15,959	$12,613	$5,971
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.13%	1.98%	2.13%	2.08%	2.20%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.13%	1.98%	2.13%	2.07%	2.20%	2.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.26%	(0.04)%	0.24%	0.75%(8)	0.51%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.93% in 2012, 1.80% in 2011, 1.86% in 2010 and 1.91% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.97% in 2012, 1.80% in 2011, 1.85% in 2010 and 1.74% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

112 | SEPTEMBER 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended September 30, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.42	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.40	(13.41)	8.93	4.91
Total from Investment Operations	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Total Distributions	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$31.56	$33.42	$47.17	$38.52
Total Return**	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Loss to Average Net Assets***	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	26%	43%	30%^	45%

Class C Shares

	Janus Worldwide
For a share outstanding during each fiscal year ended September 30, the eleven-month	Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.14	$43.29	$37.34	$33.40
Income from Investment Operations:
Net investment income/(loss)	(0.13)	(0.09)	(0.17)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	6.36	(5.06)	6.12	3.99
Total from Investment Operations	6.23	(5.15)	5.95	3.94
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$44.37	$38.14	$43.29	$37.34
Total Return**	16.33%	(11.90)%	15.93%	11.80%
Net Assets, End of Period (in thousands)	$1,178	$1,251	$1,303	$1,144
Average Net Assets for the Period (in thousands)	$1,263	$1,472	$1,221	$1,063
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.87%	1.83%	1.86%	2.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.87%	1.82%	1.86%	2.05%
Ratio of Net Investment Loss to Average Net Assets***	(0.09)%	(0.16)%	(0.32)%	(0.14)%
Portfolio Turnover Rate	49%	94%	86%^	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class D Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.42	$10.00	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.25	(0.18)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.59	(2.40)	0.60	(2.59)
Total from Investment Operations	1.84	(2.58)	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	–(3)	–(3)	–(3)	0.02
Total Distributions and Other	–	–	(0.07)	0.02
Net Asset Value, End of Period	$9.26	$7.42	$8.00	$7.42
Total Return**	24.80%	(25.80)%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$3,394	$1,035	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$2,654	$963	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.77%	31.23%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.53%	1.39%(4)	1.35%	1.32%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.33%	0.90%	0.66%	0.91%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class D Shares

For a share outstanding during each fiscal year or period	Janus Global Life Sciences Fund			Janus Global Research Fund
ended September 30	2012	2011	2010(6)	2012	2011	2010(6)

Net Asset Value, Beginning of Period	$22.83	$22.21	$21.65	$12.56	$13.51	$11.79
Income from Investment Operations:
Net investment income/(loss)	(0.04)	(0.10)	0.24	0.08	0.07	0.09
Net gain/(loss) on investments (both realized and unrealized)	8.35	0.84	0.32	2.50	(0.89)	1.63
Total from Investment Operations	8.31	0.74	0.56	2.58	(0.82)	1.72
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.12)	–	(0.04)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.04)	(0.12)	–	(0.04)	(0.13)	–
Net Asset Value, End of Period	$31.10	$22.83	$22.21	$15.10	$12.56	$13.51
Total Return**	36.43%	3.32%	2.59%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$559,004	$421,225	$432,620	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$491,822	$455,425	$426,969	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.90%	1.00%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.90%(7)	1.00%(7)	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.45)%	1.74%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	50%	54%	42%^	67%	78%	68%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.
(6)	Period from February 16, 2010 (inception date) through September 30, 2010.
(7)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2011 and 0.95% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

114 | SEPTEMBER 30, 2012

Class D Shares

For a share outstanding during each fiscal year or	Janus Global Select Fund			Janus Global Technology Fund
period ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.17	$11.01	$9.82	$15.10	$15.29	$13.46
Income from Investment Operations:
Net investment income	0.07	0.22	0.01	–	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.24	(1.93)	1.18	3.50	(0.19)	1.81
Total from Investment Operations	0.31	(1.71)	1.19	3.50	(0.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.13)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.11)	(0.13)	–	–	–	–
Net Asset Value, End of Period	$9.37	$9.17	$11.01	$18.60	$15.10	$15.29
Total Return**	3.42%	(15.80)%	12.12%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$1,455,243	$1,611,690	$2,121,813	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$1,672,075	$2,155,890	$2,043,615	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.85%	0.90%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%(3)	0.85%(3)	0.90%(3)	0.94%(4)	0.91%(4)	1.08%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.73%	0.57%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	182%	138%	116%^	49%	89%	70%^

Class D Shares

For a share outstanding during each fiscal year or period	Janus International Equity Fund			Janus Overseas Fund
ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.40	$10.91	$9.71	$33.98	$47.60	$41.51
Income from Investment Operations:
Net investment income	0.13	0.12	0.03	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.18	(1.54)	1.16	0.18	(13.73)	5.92
Total from Investment Operations	1.31	(1.42)	1.19	1.21	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.10)	–	–	(0.08)	–
Distributions (from capital gains)*	–	–	–	(2.67)	–	–
Redemption fees	–(2)	0.01	0.01	–(2)	–(2)	0.01
Total Distributions and Other	(0.15)	(0.09)	0.01	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$10.56	$9.40	$10.91	$32.52	$33.98	$47.60
Total Return**	14.08%	(13.07)%	12.36%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$12,927	$8,146	$5,558	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$11,089	$8,914	$2,807	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.15%	1.16%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.15%	1.16%	0.63%	0.82%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	1.12%	1.10%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	57%	77%	132%	26%	43%	30%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2012, 0.85% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.92% in 2012, 0.88% in 2011 and 0.96% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class D Shares

	Janus Worldwide
	Fund
For a share outstanding during each fiscal year or period ended September 30	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$38.16	$43.69	$38.92
Income from Investment Operations:
Net investment income	0.43	0.33	0.19
Net gain/(loss) on investments (both realized and unrealized)	6.23	(5.66)	4.58
Total from Investment Operations	6.66	(5.33)	4.77
Less Distributions and Other:
Dividends (from net investment income)*	(0.35)	(0.20)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	–(2)	–(2)
Total Distributions and Other	(0.35)	(0.20)	–
Net Asset Value, End of Period	$44.47	$38.16	$43.69
Total Return**	17.58%	(12.28)%	12.26%
Net Assets, End of Period (in thousands)	$1,075,837	$1,012,250	$1,253,472
Average Net Assets for the Period (in thousands)	$1,081,874	$1,273,472	$1,210,028
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.86%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.86%	0.83%
Ratio of Net Investment Income to Average Net Assets***	0.98%	0.76%	0.93%
Portfolio Turnover Rate	49%	94%	86%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

116 | SEPTEMBER 30, 2012

Class I Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.19	(0.23)	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.65	(2.34)	0.60	(2.58)
Total from Investment Operations	1.84	(2.57)	0.67	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	–	–	–(3)	–(3)
Total Distributions and Other	–	–	(0.07)	–
Net Asset Value, End of Period	$9.27	$7.43	$8.01	$7.41
Total Return**	24.76%	(25.70)%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$1,145	$619	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$848	$724	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.63%	28.10%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.34%	1.19%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.19%	0.86%	0.90%	0.87%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class I Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Life Sciences Fund				Janus Global Research Fund
period ended October 31, 2009	2012	2011	2010(4)	2009(5)	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$22.82	$22.22	$19.71	$17.81	$12.55	$13.51	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.11)	0.24	–	0.08	0.09	0.09	0.03
Net gain/(loss) on investments (both realized and unrealized)	8.32	0.86	2.28	1.90	2.50	(0.89)	2.06	1.54
Total from Investment Operations	8.31	0.75	2.52	1.90	2.58	(0.80)	2.15	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.15)	(0.02)	–	(0.05)	(0.16)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	0.01	–	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.04)	(0.15)	(0.01)	–	(0.05)	(0.16)	(0.02)	–
Net Asset Value, End of Period	$31.09	$22.82	$22.22	$19.71	$15.08	$12.55	$13.51	$11.38
Total Return**	36.49%	3.37%	12.85%	10.67%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$7,392	$4,313	$4,319	$991	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$5,822	$4,654	$2,645	$249	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.87%	0.92%	0.87%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.87%(6)	0.91%(6)	0.77%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	(0.45)%	1.81%	0.10%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	50%	54%	42%^	70%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2011 and 0.88% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Select Fund				Janus Global Technology Fund
period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.17	$11.03	$9.04	$7.59	$15.15	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income	0.08	0.21	0.03	–	–	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	0.22	(1.92)	1.97	1.45	3.51	(0.17)	2.74	1.61
Total from Investment Operations	0.30	(1.71)	2.00	1.45	3.51	(0.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.15)	(0.01)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A	–(3)	–(3)	0.01	–
Total Distributions and Other	(0.10)	(0.15)	(0.01)	–	–	–	0.01	–
Net Asset Value, End of Period	$9.37	$9.17	$11.03	$9.04	$18.66	$15.15	$15.32	$12.57
Total Return**	3.30%	(15.83)%	22.17%	19.10%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$16,902	$26,051	$52,107	$9,121	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$24,543	$47,794	$28,520	$2,354	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.84%	0.79%	0.74%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%(4)	0.84%(4)	0.79%(4)	0.66%(4)	0.92%(5)	0.86%(5)	1.10%(5)	0.63%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.69%	0.57%	(0.31)%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	182%	138%	116%^	125%	49%	89%	70%^	111%

Class I Shares

For a share outstanding during each fiscal year ended September 30,
the two-month fiscal period ended September 30, 2009 and each	Janus International Equity Fund
fiscal year or period ended July 31	2012	2011	2010	2009(6)	2009(7)	2008

Net Asset Value, Beginning of Period	$9.41	$10.90	$9.65	$9.11	$11.52	$11.39
Income from Investment Operations:
Net investment income	0.26	0.16	0.09	0.02	0.14	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.07	(1.55)	1.20	0.52	(2.27)	0.16
Total from Investment Operations	1.33	(1.39)	1.29	0.54	(2.13)	0.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.10)	(0.04)	–	(0.19)	(0.06)
Distributions (from capital gains)*	–	–	–	–	(0.09)	(0.05)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.17)	(0.10)	(0.04)	–	(0.28)	(0.11)
Net Asset Value, End of Period	$10.57	$9.41	$10.90	$9.65	$9.11	$11.52
Total Return**	14.33%	(12.93)%	13.44%	5.93%	(17.89)%	2.02%
Net Assets, End of Period (in thousands)	$54,979	$111,307	$131,905	$80,850	$71,578	$68,397
Average Net Assets for the Period (in thousands)	$107,482	$142,120	$110,413	$75,168	$52,295	$43,172
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.90%	0.99%	0.97%	1.04%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.90%	0.99%	0.97%	1.04%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.41%	1.36%	1.13%	1.37%	2.00%(8)	1.17%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.93% in 2012, 0.83% in 2011, 0.77% in 2010 and 0.65% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.90% in 2012, 0.83% in 2011, 0.98% in 2010 and 0.63% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

118 | SEPTEMBER 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended September 30, the
eleven-month fiscal period ended September 30, 2010 and the fiscal period	Janus Overseas Fund
ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.03	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	1.20	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.13)	(0.17)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$32.56	$34.03	$47.67	$38.67
Total Return**	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income to Average Net Assets***	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	26%	43%	30%^	45%

Class I Shares

For a share outstanding during each fiscal year ended September 30, the	Janus Worldwide
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.70	$43.68	$37.49	$33.40
Income from Investment Operations:
Net investment income	0.43	0.41	0.23	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.35	(5.16)	6.18	4.00
Total from Investment Operations	6.78	(4.75)	6.41	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(0.40)	(0.23)	(0.22)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.40)	(0.23)	(0.22)	–
Net Asset Value, End of Period	$45.08	$38.70	$43.68	$37.49
Total Return**	17.66%	(10.96)%	17.15%	12.25%
Net Assets, End of Period (in thousands)	$16,290	$14,796	$11,999	$30,008
Average Net Assets for the Period (in thousands)	$16,135	$15,505	$25,646	$27,800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.76%	0.66%	0.76%
Ratio of Net Investment Income to Average Net Assets***	0.99%	1.00%	0.85%	1.12%
Portfolio Turnover Rate	49%	94%	86%^	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class N Shares

Janus International
Equity Fund
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$9.59
Income from Investment Operations:
Net investment income	0.04
Net gain on investments (both realized and unrealized)	0.95
Total from Investment Operations	0.99
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.58
Total Return**	10.32%
Net Assets, End of Period (in thousands)	$66,213
Average Net Assets for the Period (in thousands)	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%
Ratio of Net Investment Income to Average Net Assets***	1.19%
Portfolio Turnover Rate	57%

Class N Shares

Janus Overseas Fund
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$30.64
Income from Investment Operations:
Net investment income	0.36
Net gain on investments (both realized and unrealized)	1.56
Total from Investment Operations	1.92
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$32.56
Total Return**	6.27%
Net Assets, End of Period (in thousands)	$58,250
Average Net Assets for the Period (in thousands)	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.44%
Ratio of Net Investment Income to Average Net Assets***	0.82%
Portfolio Turnover Rate	26%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

120 | SEPTEMBER 30, 2012

Class R Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Global Select Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.09	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	–	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.26	(1.90)	1.95	1.44
Total from Investment Operations	0.26	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$9.30	$9.09	$10.94	$9.02
Total Return**	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.47%(4)	1.46%(4)	1.50%(4)	1.47%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	182%	138%	116%^	125%

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus International Equity Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(5)	2009(6)	2008

Net Asset Value, Beginning of Period	$9.30	$10.79	$9.58	$9.05	$11.40	$11.32
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.10	0.03	0.01	0.09	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.29	(1.56)	1.18	0.52	(2.26)	0.14
Total from Investment Operations	1.26	(1.46)	1.21	0.53	(2.17)	0.13
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.03)	–	–	(0.09)	–
Distributions (from capital gains)*	–	–	–	–	(0.09)	(0.05)
Redemption fees	–(3)	–(3)	–(3)	–	–	–
Total Distributions and Other	(0.06)	(0.03)	–	–	(0.18)	(0.05)
Net Asset Value, End of Period	$10.50	$9.30	$10.79	$9.58	$9.05	$11.40
Total Return**	13.63%	(13.58)%	12.63%	5.86%	(18.61)%	1.11%
Net Assets, End of Period (in thousands)	$1,552	$568	$764	$716	$670	$750
Average Net Assets for the Period (in thousands)	$665	$902	$672	$694	$538	$647
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.63%	1.71%	1.71%	1.78%	2.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.63%	1.71%	1.71%	1.78%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	0.63%	0.41%	0.60%	1.18%(7)	0.22%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.47% in 2012, 1.45% in 2011, 1.49% in 2010 and 1.45% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each fiscal year ended September 30, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.64	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.25	(13.59)	8.95	4.91
Total from Investment Operations	0.99	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.09)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	–(3)	0.01	–
Total Distributions and Other	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$31.96	$33.64	$47.32	$38.58
Total Return**	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	26%	43%	30%^	45%

Class R Shares

	Janus Worldwide
For a share outstanding during each fiscal year ended September 30, the eleven-month	Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.42	$43.46	$37.40	$33.40
Income from Investment Operations:
Net investment income/(loss)	0.07	0.10	–	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.39	(5.14)	6.14	3.99
Total from Investment Operations	6.46	(5.04)	6.14	4.00
Less Distributions and Other:
Dividends (from net investment income)*	(0.18)	–	(0.08)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(0.18)	–	(0.08)	–
Net Asset Value, End of Period	$44.70	$38.42	$43.46	$37.40
Total Return**	16.88%	(11.60)%	16.44%	11.98%
Net Assets, End of Period (in thousands)	$945	$859	$598	$532
Average Net Assets for the Period (in thousands)	$1,003	$818	$544	$494
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.46%	1.41%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.46%	1.41%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	0.28%	0.13%	0.39%
Portfolio Turnover Rate	49%	94%	86%^	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2012

Class S Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.10	(0.23)	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.70	(2.34)	0.61	(2.56)
Total from Investment Operations	1.80	(2.57)	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	–	–	(0.07)	–
Net Asset Value, End of Period	$9.23	$7.43	$7.97	$7.41
Total Return**	24.23%	(25.70)%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$769	$619	$676	$617
Average Net Assets for the Period (in thousands)	$710	$724	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.97%	28.59%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.36%(3)	1.64%	1.39%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.84%	0.29%	0.62%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal period
ended September 30, 2010 and the fiscal period	Janus Global Life Sciences Fund				Janus Global Research Fund
ended October 31, 2009	2012	2011	2010(5)	2009(6)	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$22.66	$22.09	$19.66	$17.81	$12.49	$13.43	$11.36	$9.81
Income from Investment Operations:
Net investment income/(loss)	(0.23)	(0.20)	0.21	–	0.01	0.09	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	8.39	0.85	2.23	1.85	2.50	(0.95)	2.06	1.56
Total from Investment Operations	8.16	0.65	2.44	1.85	2.51	(0.86)	2.09	1.55
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.08)	(0.02)	–	(0.06)	(0.08)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(7)	–(7)	0.01	–	–	–	–(7)	–
Total Distributions and Other	–	(0.08)	(0.01)	–	(0.06)	(0.08)	(0.02)	–
Net Asset Value, End of Period	$30.82	$22.66	$22.09	$19.66	$14.94	$12.49	$13.43	$11.36
Total Return**	36.01%	2.94%	12.46%	10.39%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$161	$181	$189	$11	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$199	$207	$149	$1	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.24%	1.33%	1.48%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.24%(8)	1.33%(8)	1.24%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.52)%	(0.80)%	1.16%	(0.07)%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	50%	54%	42%^	70%	67%	78%	68%^	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.22% in 2011 and 1.29% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month
fiscal period ended September 30, 2010 and the fiscal	Janus Global Select Fund				Janus Global Technology Fund
period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.17	$10.98	$9.03	$7.59	$14.99	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	0.04	0.29	(0.03)	(0.01)	–	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.27	(2.05)	1.98	1.45	3.40	(0.18)	2.72	1.58
Total from Investment Operations	0.31	(1.76)	1.95	1.44	3.40	(0.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.05)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	–	(0.05)	–	–	–	–	–	–
Net Asset Value, End of Period	$9.48	$9.17	$10.98	$9.03	$18.39	$14.99	$15.22	$12.55
Total Return**	3.38%	(16.12)%	21.59%	18.97%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$1,120	$802	$12,076	$13,346	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$1,238	$7,522	$13,398	$10,379	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%(4)	1.21%	1.24%	1.24%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%(4)(5)	1.21%(5)	1.24%(5)	1.21%(5)	1.26%(6)	1.25%(6)	1.42%(6)	1.26%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.68%	0.14%	0.04%	(0.46)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	182%	138%	116%^	125%	49%	89%	70%^	111%

Class S Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and each fiscal year	Janus International Equity Fund
or period ended July 31	2012	2011	2010	2009(7)	2009(8)	2008

Net Asset Value, Beginning of Period	$9.52	$11.04	$9.78	$9.24	$11.62	$11.34
Income from Investment Operations:
Net investment income/(loss)	0.22	0.20	0.04	0.02	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.24	(1.67)	1.23	0.52	(2.25)	–
Total from Investment Operations	1.46	(1.47)	1.27	0.54	(2.18)	0.03
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.05)	(0.01)	–	(0.12)	(0.01)
Distributions (from capital gains)*	–	–	–	–	(0.09)	(0.05)
Redemption fees	–(3)	–(3)	–(3)	–(3)	0.01	0.31
Total Distributions and Other	(0.05)	(0.05)	(0.01)	–	(0.20)	0.25
Net Asset Value, End of Period	$10.93	$9.52	$11.04	$9.78	$9.24	$11.62
Total Return**	15.44%	(13.41)%	13.03%	5.84%	(18.22)%	2.94%
Net Assets, End of Period (in thousands)	$3,173	$2,865	$6,363	$4,702	$4,279	$3,426
Average Net Assets for the Period (in thousands)	$2,714	$5,948	$5,510	$4,556	$2,738	$2,837
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%(9)	1.38%	1.46%	1.46%	1.54%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%(9)	1.38%	1.46%	1.46%	1.54%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%	0.84%	0.63%	0.86%	1.50%(10)	1.07%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.73% in 2012, 1.20% in 2011, 1.23% in 2010 and 1.19% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.24% in 2012, 1.21% in 2011, 1.29% in 2010 and 1.26% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended September 30, the
eleven-month fiscal period ended September 30, 2010 and the fiscal period	Janus Overseas Fund
ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.82	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.18	(13.62)	8.97	4.89
Total from Investment Operations	1.08	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.11)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	0.01	0.01	0.01
Total Distributions and Other	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$32.23	$33.82	$47.44	$38.61
Total Return**	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	26%	43%	30%^	45%

Class S Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Worldwide
fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Fund
2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.56	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	0.28	0.15	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	6.32	(5.11)	6.16	3.98
Total from Investment Operations	6.60	(4.96)	6.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.05)	(0.12)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	0.01	–(3)	0.01
Total Distributions and Other	(0.16)	(0.04)	(0.12)	0.01
Net Asset Value, End of Period	$45.00	$38.56	$43.56	$37.43
Total Return**	17.18%	(11.38)%	16.73%	12.07%
Net Assets, End of Period (in thousands)	$40,465	$42,417	$61,881	$61,824
Average Net Assets for the Period (in thousands)	$43,511	$59,117	$62,208	$62,260
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.21%	1.16%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.21%	1.16%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%	0.37%	0.38%	0.64%
Portfolio Turnover Rate	49%	94%	86%^	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Financial Highlights  (continued)

Class T Shares

	Janus Asia		Janus Emerging
	Equity Fund		Markets Fund
For a share outstanding during the fiscal year or period ended September 30	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.23)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.67	(2.34)	0.60	(2.59)
Total from Investment Operations	1.82	(2.57)	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	–	–	–(3)	0.01
Total Distributions and Other	–	–	(0.07)	0.01
Net Asset Value, End of Period	$9.25	$7.43	$7.99	$7.41
Total Return**	24.50%	(25.70)%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$861	$619	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$798	$724	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.33%	28.34%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.35%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	0.85%	0.58%	0.85%
Portfolio Turnover Rate	75%	2%^	136%	160%^

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Global Life Sciences Fund
October 31	2012	2011	2010(4)	2009	2008	2007

Net Asset Value, Beginning of Period	$22.81	$22.19	$19.70	$17.78	$24.12	$20.25
Income from Investment Operations:
Net investment income/(loss)	(0.06)	(0.12)	0.27	0.04	0.03	–
Net gain/(loss) on investments (both realized and unrealized)	8.35	0.84	2.22	1.94	(6.38)	3.87
Total from Investment Operations	8.29	0.72	2.49	1.98	(6.35)	3.87
Less Distributions and Other:
Dividends (from net investment income)*	(0.01)	(0.10)	–(5)	(0.06)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(0.01)	(0.10)	–	(0.06)	0.01	–
Net Asset Value, End of Period	$31.09	$22.81	$22.19	$19.70	$17.78	$24.12
Total Return**	36.34%	3.26%	12.65%	11.21%	(26.29)%	19.11%
Net Assets, End of Period (in thousands)	$266,444	$203,916	$230,708	$646,206	$653,106	$894,002
Average Net Assets for the Period (in thousands)	$233,296	$232,934	$381,186	$618,360	$835,370	$874,776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	1.00%	1.01%	1.04%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.00%(6)	1.01%(6)	1.03%	0.97%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.56)%	0.80%	0.28%	0.15%	(0.27)%
Portfolio Turnover Rate	50%	54%	42%^	70%	81%	61%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.97% in 2011 and 0.98% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Global Research Fund
October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.55	$13.50	$11.38	$8.81	$17.11	$13.16
Income from Investment Operations:
Net investment income/(loss)	0.07	0.04	0.06	0.05	0.04	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.49	(0.87)	2.06	2.60	(7.58)	4.72
Total from Investment Operations	2.56	(0.83)	2.12	2.65	(7.54)	4.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.02)	(0.12)	–(2)	(0.08)	(0.05)	(0.05)
Distributions (from capital gains)*	–	–	–	–	(0.72)	(0.76)
Redemption fees	–(3)	–(3)	–(3)	–(3)	0.01	–(3)
Total Distributions and Other	(0.02)	(0.12)	–	(0.08)	(0.76)	(0.81)
Net Asset Value, End of Period	$15.09	$12.55	$13.50	$11.38	$8.81	$17.11
Total Return**	20.42%	(6.27)%	18.67%	30.46%	(45.95)%	38.09%
Net Assets, End of Period (in thousands)	$110,487	$93,622	$114,874	$203,125	$167,476	$284,162
Average Net Assets for the Period (in thousands)	$108,203	$118,574	$142,843	$166,030	$260,977	$173,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.10%	1.18%	1.25%	1.15%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.10%	1.18%	1.24%	1.14%	1.11%
Ratio of Net Investment Income to Average Net Assets***	0.49%	0.30%	0.47%	0.56%	0.39%(4)	0.36%
Portfolio Turnover Rate	67%	78%	68%^	99%	95%	72%

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each fiscal	Janus Global Select Fund
year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.16	$11.01	$9.03	$7.14	$13.57	$9.49
Income from Investment Operations:
Net investment income/(loss)	0.06	0.20	(0.01)	0.01	0.08	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.25	(1.93)	1.99	1.95	(6.47)	4.07
Total from Investment Operations	0.31	(1.73)	1.98	1.96	(6.39)	4.10
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.12)	–(2)	(0.06)	(0.04)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(0.01)	N/A	N/A
Redemption fees	–(3)	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.10)	(0.12)	–	(0.07)	(0.04)	(0.02)
Net Asset Value, End of Period	$9.37	$9.16	$11.01	$9.03	$7.14	$13.57
Total Return**	3.38%	(15.97)%	21.96%	27.96%	(47.21)%	43.32%
Net Assets, End of Period (in thousands)	$653,810	$831,865	$1,381,716	$3,133,551	$2,694,881	$5,188,347
Average Net Assets for the Period (in thousands)	$811,160	$1,277,525	$2,008,730	$2,600,372	$4,709,077	$3,773,555
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.96%	0.95%	0.97%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%(5)	0.96%(5)	0.95%(5)	0.96%(5)	0.94%(5)	0.92%
Ratio of Net Investment Income to Average Net Assets***	0.39%	0.59%	0.22%	0.14%	0.67%	0.34%
Portfolio Turnover Rate	182%	138%	116%^	125%	144%	24%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.97% in 2012, 0.95% in 2011, 0.94% in 2010, 0.95% in 2009 and 0.92% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 127

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Global Technology Fund
October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$15.09	$15.28	$12.57	$9.29	$16.51	$12.23
Income from Investment Operations:
Net investment income/(loss)	(0.02)	(0.03)	(0.05)	–	–	0.06
Net gain/(loss) on investments (both realized and unrealized)	3.49	(0.16)	2.76	3.28	(7.16)	4.22
Total from Investment Operations	3.47	(0.19)	2.71	3.28	(7.16)	4.28
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	–	–	–	–	(0.06)	–
Net Asset Value, End of Period	$18.56	$15.09	$15.28	$12.57	$9.29	$16.51
Total Return**	23.00%	(1.24)%	21.56%	35.31%	(43.51)%	35.00%
Net Assets, End of Period (in thousands)	$247,798	$225,429	$265,438	$713,536	$533,329	$1,028,084
Average Net Assets for the Period (in thousands)	$244,166	$283,158	$424,663	$584,300	$828,435	$915,092
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.00%	1.13%	1.06%	1.02%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%(3)	1.00%(3)	1.13%(3)	1.05%(3)	1.01%(3)	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	(0.31)%	(0.66)%	(0.32)%	(0.15)%(4)	0.40%
Portfolio Turnover Rate	49%	89%	70%^	111%	90%	57%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and the fiscal period	Janus International Equity Fund
ended July 31, 2009	2012	2011	2010	2009(5)	2009(6)

Net Asset Value, Beginning of Period	$9.34	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	0.14	0.11	0.05	0.02	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.18	(1.53)	1.22	0.52	0.75
Total from Investment Operations	1.32	(1.42)	1.27	0.54	0.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.10)	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–	–
Total Distributions and Other	(0.16)	(0.10)	(0.05)	–	–
Net Asset Value, End of Period	$10.50	$9.34	$10.86	$9.64	$9.10
Total Return**	14.25%	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$11,027	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$6,256	$4,425	$645	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.12%	1.26%	1.07%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate	57%	77%	132%	19%^	176%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.99% in 2012, 0.97% in 2011, 0.99% in 2010, 1.05% in 2009 and 1.01% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2012

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each	Janus Overseas Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$33.95	$47.56	$38.65	$27.12	$63.02	$42.45
Income from Investment Operations:
Net investment income	1.06	0.11	0.01	0.41	0.63	0.36
Net gain/(loss) on investments (both realized and unrealized)	0.10	(13.68)	9.04	12.66	(31.38)	20.74
Total from Investment Operations	1.16	(13.57)	9.05	13.07	(30.75)	21.10
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.05)	(0.15)	(0.22)	(0.88)	(0.55)
Distributions (from capital gains)*	(2.67)	–	–	(1.33)	(4.29)	–
Redemption fees	–(2)	0.01	0.01	0.01	0.02	0.02
Total Distributions and Other	(2.67)	(0.04)	(0.14)	(1.54)	(5.15)	(0.53)
Net Asset Value, End of Period	$32.44	$33.95	$47.56	$38.65	$27.12	$63.02
Total Return**	3.52%	(28.54)%	23.48%	51.63%	(52.78)%	50.24%
Net Assets, End of Period (in thousands)	$2,712,057	$3,719,191	$6,113,812	$7,112,657	$4,345,024	$11,424,962
Average Net Assets for the Period (in thousands)	$3,426,766	$6,059,513	$6,528,596	$5,182,633	$9,214,669	$7,916,993
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.93%	0.95%	0.91%	0.90%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.93%	0.95%	0.91%	0.89%	0.89%
Ratio of Net Investment Income to Average Net Assets***	0.90%	0.37%	0.14%	0.90%	0.79%	0.77%
Portfolio Turnover Rate	26%	43%	30%^	45%	50%	51%

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal	Janus Worldwide
period ended September 30, 2010 and each fiscal	Fund
year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$38.09	$43.67	$37.49	$31.36	$60.04	$48.05
Income from Investment Operations:
Net investment income	0.40	0.28	0.20	0.41	0.43	0.32
Net gain/(loss) on investments (both realized and unrealized)	6.22	(5.65)	6.16	6.37	(28.82)	12.31
Total from Investment Operations	6.62	(5.37)	6.36	6.78	(28.39)	12.63
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.21)	(0.18)	(0.65)	(0.29)	(0.64)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.30)	(0.21)	(0.18)	(0.65)	(0.29)	(0.64)
Net Asset Value, End of Period	$44.41	$38.09	$43.67	$37.49	$31.36	$60.04
Total Return**	17.48%	(12.39)%	17.01%	22.08%	(47.49)%	26.53%
Net Assets, End of Period (in thousands)	$782,039	$779,768	$1,055,258	$2,207,945	$2,044,859	$4,645,253
Average Net Assets for the Period (in thousands)	$808,857	$1,030,840	$1,454,113	$1,971,727	$3,480,275	$4,522,584
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.96%	0.87%	0.76%	0.83%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.96%	0.86%	0.76%	0.83%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.89%	0.64%	0.55%	1.34%	0.82%	0.53%
Portfolio Turnover Rate	49%	94%	86%^	195%	16%	27%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 129

Notes to Schedules of Investments

Lipper Emerging Markets Funds	Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science & Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Lipper Global Health/Biotechnology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Pacific ex-Japan Funds	Funds that concentrate investments in equity securities with primary trading markets or operations in the Pacific region (including Asian countries) and that specifically do not invest in Japan.

Morgan Stanley Capital International All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

130 | SEPTEMBER 30, 2012

ETF	Exchange-Traded Fund

EDR	European Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°° Schedule of Fair Valued Securities (as of September 30, 2012)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.7%
GMP Cos. – Private Placement	0	0.0%
Lifesync Holdings – Private Placement	0	0.0%
Mediquest Therapeutics – expires 10/12/12	0	0.0%
Mediquest Therapeutics – Private Placement	0	0.0%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	0	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%	4,130,815	0.5%

	$9,917,601	1.2%

Janus Global Technology Fund
Workday, Inc. – Private Placement	$3,520,314	0.4%

Janus Overseas Fund
Chaoda Modern Agriculture Holdings, Ltd.	$7,292,482	0.1%

Janus Worldwide Fund
Chaoda Modern Agriculture Holdings, Ltd.	$934,861	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.7%
GMP Cos. – Private Placement	3/9/09	883,256	0	0.0%
Lifesync Holdings – Private Placement	3/9/09	4,986,172	0	0.0%
Mediquest Therapeutics – expires 10/12/12	10/12/07 – 5/8/08	94,066	0	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	0	0.0%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	3/31/09	3,135,054	0	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 8.0000%	7/3/08	4,130,815	4,130,815	0.5%

		$24,034,659	$9,917,601	1.2%

Janus Global Technology Fund
Workday, Inc. – Private Placement	10/13/11	$2,469,808	$3,520,314	0.4%

The Funds have registration rights for certain restricted securities held as of September 30, 2012. The issuer incurs all registration costs.

Janus Global & International Funds | 131

Notes to Schedules of Investments (continued)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Asia Equity Fund	$116,444	1.5%
Janus Emerging Markets Fund	319,338	1.4%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Global Life Sciences Fund
Mediquest Therapeutics – Private Placement§	–	$–	–	$–	$–	$–	$0

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Global Select Fund
Bwin.Party Digital Entertainment PLC	5,966,134	$10,000,335	2,157,669	$5,479,736	$(1,685,143)	$1,155,444	$68,827,960
Chroma ATE, Inc.(1)	–	–	17,949,000	39,857,218	(1,505,133)	1,337,387	N/A
EVA Precision Industrial Holdings, Ltd.	15,894,000	3,082,824	143,466,000	52,369,775	(40,626,208)	295,620	–
Gategroup Holding A.G.	–	–	1,686,230	73,262,772	(25,962,960)	1,474,461	–
Tellabs, Inc.	–	–	27,727,551	146,956,083	(48,580,961)	1,386,033	–

		$13,083,159		$317,925,584	$(118,360,405)	$5,648,945	$68,827,960

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Overseas Fund
Bajaj Hindusthan, Ltd.	24,507,284	$29,279,086	484,165	$578,437	$(292,367)	$298,505	$21,873,360
Chaoda Modern Agriculture Holdings, Ltd.ß	–	–	–	–	–	–	7,292,482
Chariot Oil & Gas, Ltd.	13,476,520	36,340,664	13,476,520	36,340,664	(29,384,221)	–	–
Cosan, Ltd. – Class A(1)	–	–	11,402,075	119,721,788	38,437,811	–	N/A
Cyrela Brazil Realty S.A.	–	–	22,945,205	168,297,914	29,232,684	–	–
Delta Air Lines, Inc.*(1)	3,145,545	26,526,869	28,424,380	266,297,114	15,407,689	–	N/A
John Keells Holdings PLC	–	–	–	–	–	2,507,056	153,269,641
Li & Fung, Ltd.(1)	–	–	92,432,000	223,196,686	(22,698,611)	–	N/A
Melco International Development, Ltd.(1)	–	–	695,000	1,485,974	(869,865)	144,172	N/A
MRV Engenharia e Participacoes S.A.	7,894,500	39,997,207	–	–	–	–	158,922,454
Niko Resources, Ltd.	790,085	29,950,226	–	–	–	430,876	46,704,367
Petroplus Holdings A.G.	–	–	12,302,358	215,385,266	(184,874,532)	–	–
Youku Tudou, Inc. (ADR)*	3,862,138	70,902,591	53,700	2,587,266	(1,482,678)	–	105,968,292

		$232,996,643		$1,033,891,109	$(156,524,090)	$3,380,609	$494,030,596

(1)	Company was no longer an affiliate as of September 30, 2012.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock
E-Commerce/Services	$–	$118,160	$–
Hotels and Motels	–	116,200	–

132 | SEPTEMBER 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Internet Content – Entertainment	64,114	102,984	–
All Other	7,264,193	–	–

Money Market	–	25,000	–

Total Investments in Securities	$7,328,307	$362,344	$–

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Cellular Telecommunications	$–	$411,924	$–
Commercial Banks	823,629	2,066,922	–
E-Commerce/Services	–	239,409	–
Food – Retail	–	208,692	–
Hotels and Motels	259,919	298,460	–
Insurance Brokers	–	187,375	–
Medical – Generic Drugs	–	298,385	–
Metal – Iron	634,309	355,118	–
Oil Companies – Exploration and Production	648,963	428,039	–
Oil Companies – Integrated	–	912,668	–
Real Estate Operating/Development	1,021,069	175,419	–
Rubber/Plastic Products	92,755	62,500	–
Telecommunication Services	132,128	521,259	–
All Other	9,854,136	–	–

Exchange-Traded Fund	503,200	–	–

Money Market	–	574,098	–

Total Investments in Securities	$13,970,108	$6,740,268	$–

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$161,287,873	$–	$5,786,786
Medical – Drugs	194,473,139	17,433,098	–
Medical – Generic Drugs	48,392,035	16,009,560	0
Medical Instruments	21,536,043	–	0
All Other	348,547,408	–	–

Preferred Stock	–	–	4,130,815

Warrant	–	–	0

Money Market	–	21,412,831	–

Total Investments in Securities	$774,236,498	$54,855,489	$9,917,601

Investments in Securities:
Janus Global Research Fund
Common Stock
Cellular Telecommunications	$–	$1,936,595	$–
Commercial Banks	2,716,993	980,429	–
Food – Retail	1,885,275	1,164,689	–
Oil Companies – Integrated	2,310,749	3,785,794	–
All Other	289,694,811	–	–

Money Market	–	3,875,000	–

Total Investments in Securities	$296,607,828	$11,742,507	$–

Investments in Securities:
Janus Global Select Fund
Common Stock
Oil Companies – Integrated	$–	$59,799,831	$–
All Other	2,059,399,583	–	–

Preferred Stock	–	38,117,497	–

Total Investments in Securities	$2,059,399,583	$97,917,328	$–

Janus Global & International Funds | 133

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$9,926,322	$4,633,476	$–
Internet Content – Entertainment	–	6,862,155	–
Media	–	–	3,520,314
All Other	779,388,741	–	–

Money Market	–	33,325,289	–

Total Investments in Securities	$789,315,063	$44,820,920	$3,520,314

Investments in Securities:
Janus International Equity Fund
Common Stock
E-Commerce/Services	$4,399,910	$2,476,668	$–
Internet Content – Entertainment	–	1,499,042	–
All Other	199,570,239	–	–

Money Market	–	1,204,000	–

Total Investments in Securities	$203,970,149	$5,179,710	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$–	$7,292,482
E-Commerce/Services	–	51,823,541	–
Food – Retail	–	73,669,695	–
Internet Content – Entertainment	–	105,968,292	–
Oil Companies – Integrated	100,679,411	468,684,181	–
Sugar	64,804,778	692,913	–
All Other	5,723,385,714	–	–

Total Investments in Securities	$5,888,869,903	$700,838,622	$7,292,482

Investments in Securities:
Janus Worldwide Fund
Common Stock
Agricultural Operations	$–	$–	$934,861
Internet Content – Entertainment	–	9,343,518	–
Oil Companies – Integrated	46,394,313	47,010,644	–
All Other	1,756,139,834	–	–

Preferred Stock	–	21,588,613	–

Warrant	–	20,848,116	–

Money Market	–	23,717,825	–

Total Investments in Securities	$1,802,534,147	$122,508,716	$934,861

Investments in Purchased Options:
Janus Global Select Fund	$–	$218,041	$–
Janus Worldwide Fund	–	1	–

Other Financial Instruments(a):
Janus Asia Equity Fund	$–	$7,448	$–
Janus Emerging Markets Fund	–	(57,090)	–
Janus Global Life Sciences Fund	–	39,254	–
Janus Global Technology Fund	–	(185,541)	–
Janus Overseas Fund	–	(34,799,544)	–
Janus Worldwide Fund	–	53,954	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

134 | SEPTEMBER 30, 2012

Level 3 Valuation Reconciliation of Assets (for the fiscal year ended September 30, 2012)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2011	Gain/(Loss)	(Depreciation)(a)	Gross Purchases	Gross Sales	Level 3	September 30, 2012

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$5,786,786	$–	$–	$–	$–	$–	$5,786,786
Medical – Generic Drugs	2,509,255	–	(2,509,255)	–	–	–	0
Medical Instruments	0	–	–	–	–	–	0
Preferred Stock	6,403,810	–	(2,272,995)	–	–	–	4,130,815
Warrant	1	–	(1)	–	–	–	0

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2012 is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$183,280
Janus Emerging Markets Fund	4,075,878
Janus Global Life Sciences Fund	79,219,010
Janus Global Select Fund	101,426,300
Janus Global Technology Fund	103,648,394
Janus International Equity Fund	40,147,670
Janus Overseas Fund	1,240,264,706
Janus Worldwide Fund	364,604,415

Janus Global & International Funds | 135

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of

136 | SEPTEMBER 30, 2012

the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of

Janus Global & International Funds | 137

Notes to Financial Statements (continued)

capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of September 30, 2012, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Technology Fund and Janus Overseas Fund had restricted cash in the amounts of $82,000, $1,759,450, $110,000 and $87,158,986, respectively. The restricted cash represents collateral received in relation to futures and options contracts invested in by the Funds at September 30, 2012. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on

138 | SEPTEMBER 30, 2012

market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year ended September 30, 2012.

Transfers Out
of Level 2
Fund	to Level 1

Janus Asia Equity Fund	$1,646,689
Janus Emerging Markets Fund	3,209,095
Janus Global Life Sciences Fund	40,185,087
Janus Global Research Fund	46,308,762
Janus Global Select Fund	373,737,366
Janus Global Technology Fund	105,346,487
Janus International Equity Fund	125,539,727
Janus Overseas Fund	4,375,113,896
Janus Worldwide Fund	508,071,275

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair

Janus Global & International Funds | 139

Notes to Financial Statements (continued)

valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy include, but are not limited to:

•	Liquidity – changes to the liquidity market can have an impact on venture capital investments if additional cash is needed

•	Market conditions – market conditions may impact revenues, potential customers, the ability to raise cash, and the business climate

•	Company specific news – product development progress, staff changes, etc. may indicate progress or setbacks in development of the company

•	Portfolio manager/analyst commentary – valuation/net present value models, conference feedback, conversations with management, and market overviews add data to be used in fair value reviews

•	Other – grey market trading activity and sector performance can provide fair value price indications

In general, any significant changes in any of those inputs in isolation could result in a significantly lower or higher fair value measurement.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Pricing Committee to determine the fair value of certain, material Level 3 investments for Janus Global Life Sciences Fund. The table does not include Level 3 investments with values derived utilizing prices from prior transaction or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

						Impact to
						Valuation
						from an
	Fair Value at	Valuation	Unobservable			Increase
Asset	September 30, 2012	Technique(s)	Input(s)	Range		in Input**

Common Stock
Medical - Biomedical and Genetic	$ 5,786,786	Liquidation model	Sales multiple		4×	Increase
			Market penetration		20% - 30%
			Probability of success		50%
			Discount period		5 - 7 years
Medical - Generic Drugs	0	N/A	Company specific news	+/- $	0.02 per share	Increase
Medical Instruments	0	N/A	Company specific news	+/- $	1.15 per share	Increase
Medical Instruments	0	N/A	Company specific news	+/- $	0.20 per share	Increase
Preferred Stock
Medical - Biomedical and Genetic	0	N/A	Company specific news	+/- $	0.03 per share	Increase

Therapeutics	4,130,815	Comparable private	Terms of the deal	+/- $	0.05 per share	Increase
		placement
Warrant
Medical - Generic Drugs	0	Modified Black-Scholes	Fair value of	+/-$	0.17 per share	Increase
			underlying shares

**	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the fiscal year ended September 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing

140 | SEPTEMBER 30, 2012

directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of

Janus Global & International Funds | 141

Notes to Financial Statements (continued)

the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are

142 | SEPTEMBER 30, 2012

different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at September 30, 2011	–	$–
Options written	29,500	9,534
Options closed	(29,500)	(9,534)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at September 30, 2011	110	$18,753
Options written	94	21,058
Options closed	–	–
Options expired	(50)	(14,313)
Options exercised	(154)	(25,498)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at September 30, 2011	–	$–
Options written	750	680,250
Options closed	–	–
Options expired	–	–
Options exercised	(750)	(680,250)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at September 30, 2011	–	$–
Options written	540	186,380
Options closed	–	–
Options expired	(540)	(186,380)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2011	119,777	$10,479,469
Options written	225,347	66,922,314
Options closed	(197,805)	(44,628,994)
Options expired	(110,530)	(23,775,921)
Options exercised	(36,789)	(8,996,868)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2011	200,307	$38,887,996
Options written	275,805	77,847,349
Options closed	(330,882)	(94,133,305)
Options expired	(145,230)	(22,602,040)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

Janus Global & International Funds | 143

Notes to Financial Statements (continued)

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2011	–	$–
Options written	35,205	1,626,693
Options closed	(16,725)	(1,002,474)
Options expired	(17,180)	(456,337)
Options exercised	(1,300)	(167,882)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2011	3,610	$629,054
Options written	21,525	2,132,790
Options closed	(14,760)	(1,603,024)
Options expired	–	–
Options exercised	(5,300)	(267,650)

Options outstanding at September 30, 2012	5,075	$891,170

	Number of	Premiums
Call Options	Contracts	Received

Janus International Equity Fund
Options outstanding at September 30, 2011	–	$–
Options written	99	39,230
Options closed	–	–
Options expired	–	–
Options exercised	(99)	(39,230)

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at September 30, 2011	–	$–
Options written	1,966	157,984
Options closed	–	–
Options expired	(1,650)	(32,765)
Options exercised	(316)	(125,219)

Options outstanding at September 30, 2012	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for dividend swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

144 | SEPTEMBER 30, 2012

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2012.

Fair Value of Derivative Instruments as of September 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Asia Equity Fund
Equity Contracts	Outstanding swap contracts at value	$74,538

Total		$74,538

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Outstanding swap contracts at value	$6,742	Outstanding swap contracts at value	$71,655
Equity Contracts	Variation margin	2,070
Foreign Exchange Contracts	Forward currency contracts	5,753

Total		$14,565		$71,655

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$87,047	Forward currency contracts	$47,793

Total		$87,047		$47,793

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Select Fund
Equity Contracts	Unaffiliated investments at value	$218,041

Total		$218,041

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts			Options written, at value	$152,316
Foreign Exchange Contracts	Forward currency contracts	$36,636	Forward currency contracts	69,861

Total		$36,636		$222,177

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Equity Contracts			Outstanding swap contracts at value	$33,900,852
Foreign Exchange Contracts	Forward currency contracts	$466,861	Forward currency contracts	1,365,553

Total		$466,861		$35,266,405

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Worldwide Fund
Equity Contracts	Unaffiliated investments at value	$1
Foreign Exchange Contracts	Forward currency contracts	259,078	Forward currency contracts	$205,124

Total		$259,079		$205,124

Janus Global & International Funds | 145

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2012.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$–	$12,398	$–	$–	$12,398

Total	$–	$12,398	$–	$–	$12,398

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$–	$(4,606)	$–	$–	$(4,606)

Total	$–	$(4,606)	$–	$–	$(4,606)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$(14,352)	$22,255	$(97,202)	$–	$(89,299)

Foreign Exchange Contracts	–	–	–	36,078	36,078

Total	$(14,352)	$22,255	$(97,202)	$36,078	$(53,221)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$(497)	$(22,174)	$83,729	$–	$61,058

Foreign Exchange Contracts	–	–	–	(8,561)	(8,561)

Total	$(497)	$(22,174)	$83,729	$(8,561)	$52,497

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$186,380	$–	$186,380

Foreign Exchange Contracts	–	–	–	1,619,378	1,619,378

Total	$–	$–	$186,380	$1,619,378	$1,805,758

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,048,112)	$(1,048,112)

Total	$–	$–	$–	$(1,048,112)	$(1,048,112)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Commodity Contracts	$–	$(12,647,286)	$–	$–	$(12,647,286)

Equity Contracts	(4,616,416)	–	27,199,611	–	22,583,195

Foreign Exchange Contracts	–	–	–	5,850,077	5,850,077

Interest Rate Contracts	2,026,789	–	–	–	2,026,789

Total	$(2,589,627)	$(12,647,286)	$27,199,611	$5,850,077	$17,812,775

146 | SEPTEMBER 30, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Commodity Contracts	$–	$3,926,620	$–	$–	$3,926,620

Equity Contracts	(5,682,458)	–	(5,885,065)	–	(11,567,523)

Foreign Exchange Contracts	–	–	–	(14,067,110)	(14,067,110)

Interest Rate Contracts	1,721,997	–	–	–	1,721,997

Total	$(3,960,461)	$3,926,620	$(5,885,065)	$(14,067,110)	$(19,986,016)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$(315,819)	$2,207,439	$–	$1,891,620

Foreign Exchange Contracts	–	–	–	(120,672)	(120,672)

Total	$–	$(315,819)	$2,207,439	$(120,672)	$1,770,948

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$669,446	$–	$669,446

Foreign Exchange Contracts	–	–	–	(287,223)	(287,223)

Total	$–	$–	$669,446	$(287,223)	$382,223

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Foreign Exchange Contracts	$–	$–	$–	$(324,802)	$(324,802)

Total	$–	$–	$–	$(324,802)	$(324,802)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$111,775,808	$(32,787,644)	$–	$78,988,164

Foreign Exchange Contracts	–	–	–	17,807,828	17,807,828

Total	$–	$111,775,808	$(32,787,644)	$17,807,828	$96,795,992

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(3,318,109)	$32,693,827	$–	$29,375,718

Foreign Exchange Contracts	–	–	–	(5,313,473)	(5,313,473)

Total	$–	$(3,318,109)	$32,693,827	$(5,313,473)	$24,062,245

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(199,293)	$–	$(199,293)

Foreign Exchange Contracts	–	–	–	5,262,626	5,262,626

Total	$–	$–	$(199,293)	$5,262,626	$5,063,333

Janus Global & International Funds | 147

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$220,953	$–	$220,953

Foreign Exchange Contracts	–	–	–	(1,469,736)	(1,469,736)

Total	$–	$–	$220,953	$(1,469,736)	$(1,248,783)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

148 | SEPTEMBER 30, 2012

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the

Janus Global & International Funds | 149

Notes to Financial Statements (continued)

lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64
Janus Worldwide Fund	N/A	0.60

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia
ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but

150 | SEPTEMBER 30, 2012

less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, December 2007 for Janus International Equity Fund, November 2011 for Janus Overseas Fund, January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares was not fully implemented until July 6, 2012. Prior to that time, the Fund’s performance was compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Janus Global & International Funds | 151

Notes to Financial Statements (continued)

During the fiscal year ended September 30, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Asia Equity Fund	$(484)
Janus Emerging Markets Fund	(16,712)
Janus Global Research Fund	284,944
Janus International Equity Fund	272,229
Janus Overseas Fund	(16,470,122)
Janus Worldwide Fund	(284,658)

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to Janus Asia Equity Fund and Janus Emerging Markets Fund. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by Janus Asia Equity Fund and 1/3 of the advisory fee paid by Janus Emerging Markets Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on each of Janus Asia Equity Fund’s and Janus Emerging Markets Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period. Janus Singapore has been in the investment management business since 2011 and serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than

152 | SEPTEMBER 30, 2012

the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Asia Equity Fund	1.25
Janus Emerging Markets Fund	1.25
Janus Global Research Fund	1.00
Janus Global Select Fund	0.90
Janus International Equity Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,480 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $781,717 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended September 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$651
Janus Emerging Markets Fund	162
Janus Global Life Sciences Fund	5,974
Janus Global Research Fund	3,718
Janus Global Select Fund	1,406
Janus Global Technology Fund	1,117
Janus International Equity Fund	4,662
Janus Overseas Fund	17,586
Janus Worldwide Fund	302

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Research Fund	$1
Janus Global Select Fund	175
Janus International Equity Fund	5
Janus Overseas Fund	5,600

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of

Janus Global & International Funds | 153

Notes to Financial Statements (continued)

purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Research Fund	$638
Janus Global Select Fund	1,351
Janus Global Technology Fund	143
Janus International Equity Fund	4,226
Janus Overseas Fund	45,572
Janus Worldwide Fund	12

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee was paid to the Funds rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 2, 2012, the 2.00% redemption fee charged by the Funds upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer being charged by the Funds.

Total redemption fees received by the Funds for the fiscal year ended September 30, 2012 are indicated in the table below:

Fund	Redemption Fee

Janus Asia Equity Fund	$785
Janus Emerging Markets Fund	3,550
Janus Global Life Sciences Fund	12,169
Janus Global Research Fund	10,121
Janus Global Select Fund	24,433
Janus Global Technology Fund	28,209
Janus International Equity Fund	4,740
Janus Overseas Fund	416,099
Janus Worldwide Fund	13,940

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended September 30, 2012, Janus International Equity Fund received non-recurring income of $24,135 from an affiliated party.

During the fiscal year ended September 30, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/12

Janus Cash Liquidity Fund LLC
Janus Asia Equity Fund	$6,041,446	$(6,278,446)	$488	$25,000
Janus Emerging Markets Fund	15,700,544	(15,818,451)	796	574,098
Janus Global Life Sciences Fund	200,490,345	(191,817,731)	20,456	21,412,831
Janus Global Research Fund	109,998,424	(107,214,663)	4,879	3,875,000
Janus Global Select Fund	1,516,821,310	(1,599,295,737)	74,743	–
Janus Global Technology Fund	218,753,383	(203,310,477)	15,434	33,325,289
Janus International Equity Fund	88,181,533	(92,481,047)	6,810	1,204,000
Janus Overseas Fund	1,176,399,724	(1,425,397,739)	42,648	–
Janus Worldwide Fund	385,479,494	(373,863,696)	18,910	23,717,825

	$3,717,866,203	$(4,015,477,987)	$185,164	$84,134,043

154 | SEPTEMBER 30, 2012

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/11	Purchases	Purchases	Redemptions	Redemptions	9/30/12

Janus Asia Equity Fund - Class A Shares	$833,333	$–	–	$–	–	$833,333
Janus Asia Equity Fund - Class C Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class D Shares	833,334	–	–	–	–	833,334
Janus Asia Equity Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class S Shares	833,333	–	–	–	–	833,333
Janus Asia Equity Fund - Class T Shares	833,334	–	–	–	–	833,334
Janus Emerging Markets Fund - Class A Shares	833,333	–	–	–	–	833,333
Janus Emerging Markets Fund - Class C Shares	833,334	–	–	–	–	833,334
Janus Emerging Markets Fund - Class D Shares	833,333	–	–	–	–	833,333
Janus Emerging Markets Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Emerging Markets Fund - Class S Shares	833,334	–	–	–	–	833,334
Janus Emerging Markets Fund - Class T Shares	833,333	–	–	–	–	833,333
Janus International Equity Fund - Class N Shares	–	10,000	5/31/12	(10,000)	9/20/12	–
Janus Overseas Fund - Class N Shares	–	10,000	5/31/12	(10,000)	9/20/12	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Global & International Funds | 155

Notes to Financial Statements (continued)

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Asia Equity Fund	$–	$–	$(241,506)	$–	$(230,249)	$5,694	$332,871
Janus Emerging Markets Fund	77,592	–	(632,399)	–	(2,704,230)	(307)	(1,147,828)
Janus Global Life Sciences Fund	–	24,607,996	–	(1,391,358)	–	(18,324)	167,412,927
Janus Global Research Fund	1,567,119	–	(20,587,631)	–	(6,528,057)	(1,994)	38,590,769
Janus Global Select Fund	11,592,546	–	(708,664,616)	–	(313,437,130)	(849,038)	20,074,107
Janus Global Technology Fund	–	2,981,986	–	(821,157)	–	728,282	127,460,054
Janus International Equity Fund	2,308,441	–	(22,634,408)	–	(12,197,002)	(7,120)	16,431,728
Janus Overseas Fund	203,417,114	–	(397,987,630)	–	(423,506,254)	(29,426)	(1,312,588,599)
Janus Worldwide Fund	16,995,152	–	(955,984,716)	–	(76,012,410)	(8,260)	22,862,170

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2012

	September 30,	September 30,	No Expiration		Accumulated
Fund	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Asia Equity Fund	$–	$–	$(241,506)	$–	$(241,506)
Janus Emerging Markets Fund	–	–	(616,691)	(15,708)	(632,399)
Janus Global Life Sciences Fund	–	–	–	–	–
Janus Global Research Fund	–	(19,864,758)	(722,873)	–	(20,587,631)
Janus Global Select Fund(1)	(8,938,530)	(692,178,716)	–	(7,547,370)	(708,664,616)
Janus Global Technology Fund	–	–	–	–	–
Janus International Equity Fund	–	(22,634,408)	–	–	(22,634,408)
Janus Overseas Fund(1)	(330,727,597)	–	–	(67,260,033)	(397,987,630)
Janus Worldwide Fund(1)	(15,447,636)	(940,537,080)	–	–	(955,984,716)

(1)	Capital loss carryovers subject to annual limitations.

156 | SEPTEMBER 30, 2012

During the fiscal year ended September 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Asia Equity Fund	$–
Janus Emerging Markets Fund	–
Janus Global Life Sciences Fund	71,904,532
Janus Global Research Fund	–
Janus Global Select Fund	–
Janus Global Technology Fund	20,128,094
Janus International Equity Fund	316,699
Janus Overseas Fund	–
Janus Worldwide Fund	20,529,799

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Asia Equity Fund	$7,348,597	$735,434	$(393,380)
Janus Emerging Markets Fund	21,858,204	1,214,929	(2,362,757)
Janus Global Life Sciences Fund	671,596,661	203,107,983	(35,695,056)
Janus Global Research Fund	269,759,566	51,407,787	(12,817,018)
Janus Global Select Fund	2,137,460,845	132,940,749	(112,866,642)
Janus Global Technology Fund	710,196,243	151,980,341	(24,520,287)
Janus International Equity Fund	192,718,131	28,771,199	(12,339,471)
Janus Overseas Fund	7,909,589,606	758,997,767	(2,071,586,366)
Janus Worldwide Fund	1,903,115,555	234,557,621	(211,695,451)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$–	$–	$–	$(50,164)
Janus Emerging Markets Fund	67,586	56,264	–	–
Janus Global Life Sciences Fund	750,947	–	–	(637,549)
Janus Global Research Fund	592,303	–	–	–
Janus Global Select Fund	28,563,563	–	–	–
Janus Global Technology Fund	–	–	–	(1,366,075)
Janus International Equity Fund	2,823,090	–	–	–
Janus Overseas Fund	1,678	632,823,554	–	–
Janus Worldwide Fund	15,472,213	–	–	–

Janus Global & International Funds | 157

Notes to Financial Statements (continued)

For the fiscal year or period ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund(1)	$–	$–	$–	$–
Janus Emerging Markets Fund(2)	–	–	–	(245)
Janus Global Life Sciences Fund	3,369,636	–	–	–
Janus Global Research Fund	2,291,654	–	–	–
Janus Global Select Fund	39,953,540	–	–	–
Janus Global Technology Fund	–	–	–	(2,199,989)
Janus International Equity Fund	1,766,325	–	–	–
Janus Overseas Fund	17,054,096	–	–	(101,317,591)
Janus Worldwide Fund	10,662,773	–	–	–

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

158 | SEPTEMBER 30, 2012

6.	Capital Share Transactions

	Janus		Janus		Janus
	Asia		Emerging		Global Life		Janus		Janus
	Equity		Markets		Sciences		Global Research		Global Select
For the fiscal year or period ended September 30	Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	12	83	16	139	69	43	1,053	186	205	913
Reinvested dividends and distributions	–	–	1	–	–	–	–	1	14	27
Shares repurchased	–	–	(24)	(8)	(9)	(67)	(481)	(72)	(1,288)	(1,682)
Net Increase/(Decrease) in Fund Shares	12	83	(7)	131	60	(24)	572	115	(1,069)	(742)
Shares Outstanding, Beginning of Period	83	–	131	–	47	71	171	56	2,328	3,070
Shares Outstanding, End of Period	95	83	124	131	107	47	743	171	1,259	2,328
Transactions in Fund Shares – Class C Shares:
Shares sold	1	83	14	92	8	15	127	158	37	382
Reinvested dividends and distributions	–	–	1	–	–	–	–	–	–	3
Shares repurchased	–	–	(10)	–	(12)	(3)	(57)	(60)	(538)	(549)
Net Increase/(Decrease) in Fund Shares	1	83	5	92	(4)	12	70	98	(501)	(164)
Shares Outstanding, Beginning of Period	83	–	92	–	21	9	132	34	1,148	1,312
Shares Outstanding, End of Period	84	83	97	92	17	21	202	132	647	1,148
Transactions in Fund Shares – Class D Shares:
Shares sold	387	141	767	1,062	1,559	1,306	980	1,780	4,647	7,789
Reinvested dividends and distributions	–	–	8	–	27	96	22	72	2,038	2,035
Shares repurchased	(161)	(1)	(508)	(159)	(2,068)	(2,430)	(1,539)	(1,739)	(27,157)	(26,741)
Net Increase/(Decrease) in Fund Shares	226	140	267	903	(482)	(1,028)	(537)	113	(20,472)	(16,917)
Shares Outstanding, Beginning of Period	140	–	903	–	18,454	19,482	8,353	8,240	175,746	192,663
Shares Outstanding, End of Period	366	140	1,170	903	17,972	18,454	7,816	8,353	155,274	175,746
Transactions in Fund Shares – Class I Shares:
Shares sold	44	83	799	511	115	65	1,914	2,118	769	1,334
Reinvested dividends and distributions	–	–	4	–	–	1	9	12	22	48
Shares repurchased	(3)	–	(207)	(59)	(66)	(71)	(709)	(476)	(1,829)	(3,266)
Net Increase/(Decrease) in Fund Shares	41	83	596	452	49	(5)	1,214	1,654	(1,038)	(1,884)
Shares Outstanding, Beginning of Period	83	–	452	–	189	194	2,707	1,053	2,841	4,725
Shares Outstanding, End of Period	124	83	1,048	452	238	189	3,921	2,707	1,803	2,841
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	181	120
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	2
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(213)	(198)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(31)	(76)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	237	313
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	206	237
Transactions in Fund Shares – Class S Shares:
Shares sold	–	83	1	83	1	1	348	17	61	148
Reinvested dividends and distributions	–	–	1	–	–	–	1	–	–	3
Shares repurchased	–	–	–	–	(4)	(2)	(103)	(3)	(30)	(1,164)
Net Increase/(Decrease) in Fund Shares	–	83	2	83	(3)	(1)	246	14	31	(1,013)
Shares Outstanding, Beginning of Period	83	–	83	–	8	9	15	1	87	1,100
Shares Outstanding, End of Period	83	83	85	83	5	8	261	15	118	87
Transactions in Fund Shares – Class T Shares:
Shares sold	97	83	202	196	1,292	702	1,969	2,470	5,593	11,146
Reinvested dividends and distributions	–	–	2	–	3	44	11	70	889	1,180
Shares repurchased	(87)	–	(112)	(20)	(1,666)	(2,200)	(2,120)	(3,590)	(27,497)	(47,091)
Net Increase/(Decrease) in Fund Shares	10	83	92	176	(371)	(1,454)	(140)	(1,050)	(21,015)	(34,765)
Shares Outstanding, Beginning of Period	83	–	176	–	8,941	10,395	7,461	8,511	90,771	125,536
Shares Outstanding, End of Period	93	83	268	176	8,570	8,941	7,321	7,461	69,756	90,771

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

Janus Global & International Funds | 159

Notes to Financial Statements (continued)

	Janus		Janus
	Global		International		Janus		Janus
	Technology		Equity		Overseas		Worldwide
For the fiscal years ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	110	114	964	1,236	4,679	10,018	14	21
Reinvested dividends and distributions	–	–	60	37	1,074	16	–	–
Shares repurchased	(61)	(54)	(2,195)	(2,763)	(12,110)	(9,668)	(24)	(23)
Net Increase/(Decrease) in Fund Shares	49	60	(1,171)	(1,490)	(6,357)	366	(10)	(2)
Shares Outstanding, Beginning of Period	143	83	5,442	6,932	16,826	16,460	57	59
Shares Outstanding, End of Period	192	143	4,271	5,442	10,469	16,826	47	57
Transactions in Fund Shares – Class C Shares:
Shares sold	23	44	315	266	615	2,096	5	8
Reinvested dividends and distributions	–	–	2	–	280	–	–	–
Shares repurchased	(22)	(18)	(591)	(607)	(2,806)	(2,552)	(11)	(6)
Net Increase/(Decrease) in Fund Shares	1	26	(274)	(341)	(1,911)	(456)	(6)	2
Shares Outstanding, Beginning of Period	67	41	1,635	1,976	5,506	5,962	33	31
Shares Outstanding, End of Period	68	67	1,361	1,635	3,595	5,506	27	33
Transactions in Fund Shares – Class D Shares:
Shares sold	1,458	2,878	711	640	2,350	3,593	401	577
Reinvested dividends and distributions	–	–	13	6	3,674	81	225	117
Shares repurchased	(4,174)	(5,032)	(367)	(289)	(9,187)	(8,649)	(2,958)	(2,859)
Net Increase/(Decrease) in Fund Shares	(2,716)	(2,154)	357	357	(3,163)	(4,975)	(2,332)	(2,165)
Shares Outstanding, Beginning of Period	33,625	35,779	867	510	46,294	51,269	26,525	28,690
Shares Outstanding, End of Period	30,909	33,625	1,224	867	43,131	46,294	24,193	26,525
Transactions in Fund Shares – Class I Shares:
Shares sold	159	260	3,896	4,037	11,492	21,778	99	208
Reinvested dividends and distributions	–	–	166	97	2,684	84	3	1
Shares repurchased	(177)	(216)	(10,695)	(4,397)	(24,548)	(16,562)	(123)	(102)
Net Increase/(Decrease) in Fund Shares	(18)	44	(6,633)	(263)	(10,372)	5,300	(21)	107
Shares Outstanding, Beginning of Period	433	389	11,834	12,097	37,488	32,188	382	275
Shares Outstanding, End of Period	415	433	5,201	11,834	27,116	37,488	361	382
Transactions in Fund Shares – Class N Shares(1):
Shares sold	N/A	N/A	6,842	N/A	1,829	N/A	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	–	N/A	–	N/A	N/A	N/A
Shares repurchased	N/A	N/A	(582)	N/A	(40)	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	6,260	N/A	1,789	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	6,260	N/A	1,789	N/A	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	112	53	1,383	1,738	10	12
Reinvested dividends and distributions	N/A	N/A	–	–	278	–	–	–
Shares repurchased	N/A	N/A	(25)	(63)	(1,528)	(1,160)	(11)	(4)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	87	(10)	133	578	(1)	8
Shares Outstanding, Beginning of Period	N/A	N/A	61	71	3,927	3,349	22	14
Shares Outstanding, End of Period	N/A	N/A	148	61	4,060	3,927	21	22
Transactions in Fund Shares – Class S Shares:
Shares sold	18	7	128	66	6,146	9,527	115	181
Reinvested dividends and distributions	–	–	1	3	2,601	–	4	1
Shares repurchased	(6)	(4)	(140)	(344)	(13,557)	(12,462)	(320)	(503)
Net Increase/(Decrease) in Fund Shares	12	3	(11)	(275)	(4,810)	(2,935)	(201)	(321)
Shares Outstanding, Beginning of Period	17	14	301	576	33,503	36,438	1,100	1,421
Shares Outstanding, End of Period	29	17	290	301	28,693	33,503	899	1,100

160 | SEPTEMBER 30, 2012

	Janus		Janus
	Global		International		Janus		Janus
	Technology		Equity		Overseas		Worldwide
For the fiscal years ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	1,434	2,424	822	422	11,894	30,368	773	941
Reinvested dividends and distributions	–	–	8	3	8,246	137	147	104
Shares repurchased	(3,027)	(4,853)	(335)	(67)	(46,096)	(49,477)	(3,779)	(4,742)
Net Increase/(Decrease) in Fund Shares	(1,593)	(2,429)	495	358	(25,956)	(18,972)	(2,859)	(3,697)
Shares Outstanding, Beginning of Period	14,943	17,372	555	197	109,565	128,537	20,469	24,166
Shares Outstanding, End of Period	13,350	14,943	1,050	555	83,609	109,565	17,610	20,469

(1)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to September 30, 2012.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$7,996,311	$4,641,885	$–	$–
Janus Emerging Markets Fund	31,172,796	23,237,840	–	–
Janus Global Life Sciences Fund	357,670,737	382,364,338	–	–
Janus Global Research Fund	210,063,297	186,834,877	–	–
Janus Global Select Fund	4,505,433,617	4,830,205,527	–	–
Janus Global Technology Fund	396,448,563	488,192,468	–	–
Janus International Equity Fund	118,660,025	126,257,395	–	–
Janus Overseas Fund	2,045,985,129	3,898,896,397	–	–
Janus Worldwide Fund	949,655,716	1,172,995,750	–	–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

Janus Global & International Funds | 161

Notes to Financial Statements (continued)

9.	Pending Merger

On August 30, 2012, the Trustees of Janus Global Research Fund approved Janus Capital’s proposal to merge Janus Global Research Fund into Janus Worldwide Fund, effective on or about January 25, 2013. Janus Capital’s proposal to merge the two funds was based largely on similarities of the funds’ investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the merger. This merger is subject to approval by the shareholders of Janus Global Research Fund. If the merger is approved, shareholders of Janus Global Research Fund will receive the same class of shares of the combined fund that they hold in Janus Global Research Fund as of the merger date.

10.	Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Funds’ financial statements as discussed below.

Taking into consideration factors concerning the pending IPO, the fair value of Workday, Inc. (held at September 30, 2012 by Janus Global Technology Fund) has been adjusted in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the net asset values and total returns of Janus Global Technology Fund differ from those reflected for shareholder transactions. On October 12, 2012, Workday, Inc. issued an IPO and its fair market value increased 145% compared to the aforementioned fair value. The impacts of October 12, 2012 are not reflected in the September 30, 2012 financial statements of Janus Global Technology Fund. The Fund’s investment in this issuer exposes shareholders to positive and negative performance resulting from this and other events.

162 | SEPTEMBER 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (nine of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2012

Janus Global & International Funds | 163

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Management Fee Evaluation

During 2011, and particularly during November and December, the Boards of Trustees (Trustees) of Janus Investment Fund (JIF) and Janus Aspen Series (JAS) reviewed significant information in connection with considering the continuation of existing investment advisory agreements in effect between Janus Capital Management LLC (JCM) and certain series of JIF and JAS (together, the Janus Funds).1 In connection with their review, the Trustees engaged an independent fee consultant to assist them in the evaluation of the following fee-related issues:

•	the nature, extent, and quality of JCM’s services provided to the Janus Funds, including fund performance;

•	management fees[2] (and components thereof) charged by other mutual fund advisers for similar services, including a comparison of total expenses;[3]

•	management fees (and components thereof) charged to JCM’s institutional and other clients for similar services;

•	costs to JCM and its affiliates of providing services pursuant to the investment advisory agreements;

•	profit margins of JCM and its affiliates from providing those services;

•	possible economies of scale as a fund grows larger; and

•	continued use of performance fees on certain Janus Funds.

On December 8, 2011, the Trustees approved the continuation of the existing investment advisory agreements and related administration agreements for each of the Janus Funds, having determined, in consultation with their independent fee consultant, that the management fees charged by JCM to each of the Janus Funds, in relation to the services provided by JCM, were reasonable.

The following summarizes the findings of the independent fee consultant retained by the Trustees as provided to the Trustees on December 8, 2011.

Summary Findings
Over three years, JCM delivered strong, though declining, performance to the Janus Funds at management fees that are significantly lower than the mean management fees charged by the advisers of comparable mutual funds. For the 36 months ended September 30, 2011, approximately 45% of the Janus Funds were in the top quartile of performance when compared to their respective peer groups established by Lipper, Inc. (“Lipper”) based on total returns, and approximately 62% were in the top two quartiles. For the 12 months ended September 30, 2011, approximately 18% of the Janus Funds were in the top quartile of performance, and approximately 41% were in the top two quartiles. Fifty-five percent of the Janus Funds had a four- or five-star overall rating from Morningstar as of September 30, 2011. Please visit janus.com or call 877-335-2687 for more recent performance information for the Janus Funds.

For the fiscal periods ended December 31, 20104 or March 31, 20115 (together, the “Fiscal Periods”), the total expenses of the Janus Funds were, on average, 15% below the mean total expenses of each fund’s respective Lipper Expense Group and 23% below the mean total expenses for the respective Lipper Expense Universe.

For the Fiscal Periods, the management fees for the Janus Funds were, on average, 8% below the mean management fees for each fund’s respective Lipper Expense Group and 9% below the mean for their respective Lipper Expense Universe.

Within those larger averages, the management fees and total expenses of individual Janus Funds and share classes are reasonable.

The management fees JCM charges to the Janus Funds are also reasonable in relation to the management fees it charges to its institutional and subadvised accounts. Those other accounts have different service and

164 | SEPTEMBER 30, 2012

infrastructure needs. Moreover, the average spread between management fees charged to the Janus Funds and those charged to JCM’s institutional and subadvised accounts is less than the average spread between such management fees charged by other advisers according to recent industry surveys.

The level of profit earned by JCM from managing the Janus Funds appears to be reasonable.

Analysis completed by the independent fee consultant cannot definitively demonstrate or confirm overall economies of scale in the Janus complex. Shareholders are well served by the fee levels and structures in place on the Janus Funds in light of any economies of scale that may be present.

The indices and methodologies used in the calculation of performance fees are appropriate, including for continued use. The use of performance fee adjustments has not had a negative impact on the portfolio management or risk profile of the Janus Funds that have performance fees.

Findings Related to Specific Factors
The following information contains certain conclusions of the independent fee consultant with respect to each of the factors described above:

I. Nature and Quality of Services Provided
JCM provides a number of different services for the Janus Funds and their shareholders ranging from investment management services to various other servicing functions. JCM is a capable provider of those services. JCM has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance for its clients over the long term. These include:

•	Leading Edge Research – JCM has a research staff that provides a steady stream of proprietary ideas and analytical rigor to the Janus fund managers.

•	Breadth of Research Coverage – JCM has invested in growing its research talent into a number of different market sectors and asset classes. This expanded breadth allows Janus fund managers a broader base of investment options and more opportunities to find undervalued securities.

•	Performance-Focused Culture – JCM has a performance-driven culture combining both strong competitive instincts and collegial cooperation. JCM’s Denver location, away from the major financial centers, can be a positive element in building a strong team and culture.

•	Customer Service-Driven Culture – In their customer service and transfer agency operations, JCM and its affiliates have maintained a strong commitment to service and to measurements that track service performance. JCM has made continual improvements to its website, providing strong web-based service capabilities. As the market has evolved towards advice-driven channels, JCM has evolved its distribution organization and services to support these new channels. JCM continues to add infrastructure to support these new intermediaries.

•	Efficient Cost Structure and Associated Low Total Expenses – JCM has developed an ability to leverage its investment management personnel across larger pools of assets than many other complexes. To the extent lower operating costs at JCM allow for lower management fees or additional investments in investment management, these lower costs can enhance performance of the Janus Funds.

•	Financial Discipline – JCM has shown strong financial discipline in recent years by aggressively managing its costs in the face of declines in revenues. Throughout this process, JCM has continued to invest in its research personnel to maintain its core competence in investment management. Janus has also preserved core capabilities while cutting costs and restructuring its capital structure on a more conservative basis.

•	Quality Trading Infrastructure – JCM maintains trading operations in Denver, London, and Singapore. The U.S. trading personnel are competent, qualified professionals supported by strong systems and market linkages. In particular it was noted that JCM traders are a significant source of advantage for JCM in obtaining best execution on trades.

II. Total Expenses Paid by the Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: As of the Fiscal Periods, the total expenses of each of the Janus Funds were, on average, 15% to 23% below the mean total expenses of comparable funds within a fund’s respective Lipper peer group. In most cases, Janus was below peer expenses for expense components of individual fund segments. There were five key areas where a certain component of Janus average expenses for a given fund category was above peer expenses.

These five areas were (a) Janus Money Market Funds management fees, (b) Janus Specialty Funds non-management expenses, (c) Janus Fixed-Income Funds management fees, (d) Janus Value Funds management fees, and (e) Janus Core Funds nonmanagement expenses. Each of these areas received deeper analysis. The independent fee consultant concluded that, in those

Janus Global & International Funds | 165

Additional Information (unaudited) (continued)

areas where a JCM expense component was above peer expense averages, such variances were reasonable.

Please visit janus.com/info (or janus.com/reports if you hold shares directly with Janus) or call Janus at 877.33JANUS (or 800.525.3713 if you hold shares directly with Janus) for information on Janus Funds’ expenses or to obtain a prospectus or, if available, a summary prospectus that includes a description of such expenses.

Individual Janus Funds (consisting of 239 individual share classes): As of the Fiscal Periods, 113 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their expenses versus peers.6 Another 58 of the Janus Funds’ share classes were found to have expense ratios that appeared balanced in relation to their performance.7 Within this group, individual classes with higher expenses had higher performance; and individual classes with lower expenses had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and such classes were categorized based on one-year of returns.8 Six share classes were new to 2011 and did not yet have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Analysis of 49 share classes found that trend lines by fund, recent and planned corrective action, assets under management (AUM) levels, average account sizes and other factors found expenses on these classes to be reasonable.10

III. Management Fees Paid by Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: The asset-weighted mean management fee paid by the Janus Funds for the Fiscal Periods was 8% below the 0.68% mean management fees of the respective Lipper Expense Group and 9% below the 0.69% mean management fees of the respective Lipper Expense Universe.

Individual Janus Funds (consisting of 235 individual share classes): As of the Fiscal Periods, 119 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their management fees versus peers.11 Forty-five classes were found to have management fees that appeared balanced in relation to their performance.12 Within the latter group, individual classes with higher management fees had higher performance, and individual classes with lower management fees had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and were categorized based on one-year returns.8 Five share classes were in full management fee waiver typically associated with smaller funds.13 Six share classes were new to 2011 and did not have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Forty-seven share classes received more detailed review. The detailed review of these classes found that trend lines and/or planned corrective actions were likely to result in reasonable fee and service combinations for investors.14

IV. Management Fees Paid by Janus Funds vs. Those Paid by Other Janus Clients
In addition to managing mutual funds, JCM also provides investment management and services to other types of clients, including institutional/private accounts (also called separate accounts) and subadvised mutual funds. Similar to other asset managers, JCM’s services for these different account types have significant differences, as shown below.

Mutual Funds	Institutional Accounts

Serve a large base of investors	Serve a narrower base of investors
Distributed mostly by intermediaries	Distributed directly
Small shareholder account balances	Large account balances
Standardized pricing/fees	Customized pricing/fees
Standardized reporting	Customized reporting
Offer daily liquidity	Offer less than daily liquidity
Subject to 1940 Act regulation	Not subject to 1940 Act regulation
Extensive regulatory reporting	Limited regulatory reporting
Board oversight	No Board oversight
Class action suits filed	No class action suits filed

Within the industry, pricing for different account types reflects those differences. The independent fee consultant reviewed industry data on institutional account fees and subadvised fees, and analyzed the fee spreads between JCM institutional accounts and their mutual fund counterparts, relative to retail-institutional fee spreads seen across the industry. The independent fee consultant believes that the differential between management fees charged to the Janus Funds by JCM and management fees charged to institutional and subadvised accounts by JCM are reasonable in light of the different levels of services provided.

V. JCM Costs and Profitability
JCM generated profit margins that are in line with other large public advisers. In the opinion of the independent fee consultant, healthy profitability should help investors by ensuring JCM has the continued ability to attract top investment management talent, and a continuing ability to invest in those resources and business activities that produce superior performance.

166 | SEPTEMBER 30, 2012

VI. Possible Economies of Scale
As a manager of a large fund complex, JCM and the Janus Funds may have economies of scale in certain cost elements that can provide benefits as assets grow. Some areas which may have such benefits are:

•	Out of Pocket Expenses – The Janus Funds may share directly in any expense reductions negotiated with third-party service providers.

•	Brokerage Commissions – The Janus Funds share directly in economies of scale through JCM’s negotiation of favorable brokerage commission rates.

•	Other – The Janus Funds can also benefit indirectly from economies of scale through the enhanced levels of resources such economies provide to JCM in its pursuit of performance. One example of this is the addition of research staff as assets grow.

•	Other Fund Nonmanagement Expenses – The Janus Funds may also benefit from a reduction in certain non-management expenses that tend to decline, in terms of basis points, as fund sizes get larger.

There may be diseconomies of scale in certain costs that can work against economies found in other cost elements. Some areas which may have such diseconomies are:

•	large complex legal and regulatory costs; and

•	concentrated fund trading costs.

The independent fee consultant considered various analytical approaches in viewing economies or diseconomies of scale.

VII. Continued Use of Performance Fees on Janus Funds
In assessing whether the continued use of performance fees on certain Janus Funds is appropriate, the independent fee consultant considered (a) the appropriateness of benchmarks used, (b) the appropriateness of the performance calculation methodology, (c) whether any performance-based adjustment had any adverse effect on the management or risk profile of the Janus Funds that have performance fees, and (d) the appropriateness of the continued use of performance-based adjustment structure set out in the advisory agreements. Following this review, the independent fee consultant determined that the continued use of performance fees is appropriate for Janus Funds that charge a performance fee and is in the interests of fund shareholders.

Conclusions
The independent fee consultant concluded that the services provided by JCM and expenses incurred by the Janus Funds over the prior year were reasonable and provide adequate justification for continuation of the Janus Funds’ existing advisory agreements.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.335.2687 (or 800.525.3713 if you hold shares directly with Janus) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Trustees considered information related to all share classes of each fund within JIF and JAS that had commenced operations as of July 31, 2010.

[2]	“Management fees” refers to the actual annual rate of advisory and administration fees, if any, net of any waivers, paid by a fund as a percentage of the fund’s average net assets.

[3]	“Total expenses” refers to the total annual expenses, net of any fee waivers, paid by a fund as a percentage of the fund’s average net assets.

[4]	The Janus Funds with the fiscal period ended December 31, 2010 are: Janus Conservative Allocation Fund, Janus Flexible Bond Fund, Janus Government Money Market Fund, Janus Growth Allocation Fund, Janus High-Yield Fund, Janus Moderate Allocation Fund, Janus Money Market Fund, Janus Short-Term Bond Fund, Janus World Allocation Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, Perkins Value Plus Income Fund, Janus Aspen Balanced Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Janus Portfolio, Janus Aspen Overseas Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, and Janus Aspen Worldwide Portfolio.

[5]	The Janus Funds with the fiscal period ended March 31, 2011 are: Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Equity Fund, Janus Overseas Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund.

[6]	The 113 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class T Shares), Janus Global Technology Fund (Class D Shares), Janus Growth Allocation Fund (Class D Shares, Class I Shares, Class T Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I

Janus Global & International Funds | 167

Additional Information (unaudited) (continued)

Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class D Shares, Class I Shares), INTECH U.S. Growth Fund (Class I Shares, Class T Shares), Perkins Global Value Fund (Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[7]	The 58 Janus Funds’ share classes are: Janus Enterprise Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class D Shares, Class I Shares), Janus Global Research Fund (Class C Shares, Class I Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class I Shares, Class S Shares, Class T Shares), Janus Government Money Market Fund (Class D Shares, Class T Shares), Janus Growth and Income Fund (Class D Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class S Shares), Janus Money Market Fund (Class D Shares, Class T Shares), Janus Overseas Fund (Class R Shares), Janus Research Fund (Class C Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), INTECH International Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Core Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class A Shares, Class C Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[8]	The 13 Janus Funds’ share classes are: Janus Global Real Estate Fund (Class D Shares), Janus International Equity Fund (Class D Shares), Janus World Allocation Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), and Perkins Large Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[9]	The 6 Janus Fund share classes are: Perkins Value Plus Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[10]	The 49 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class A Shares, Class C Shares, Class R Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class R Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Global Technology Fund (Class C Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Worldwide Fund (Class R Shares), INTECH International Fund (Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class S Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

[11]	The 119 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Growth Allocation Fund (Class I Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class A Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[12]	The 45 Janus Funds’ share classes are: Janus Enterprise Fund (Class A Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares), Janus Global Life Sciences Fund (Class I Shares), Janus Global Research Fund (Class C Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Research Fund (Class C Shares, Class S Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), INTECH U.S. Core Fund (Class C Shares, Class S Shares), INTECH U.S. Growth Fund (Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class C Shares, Class S Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[13]	The 5 Janus Fund share classes are: INTECH International Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares).

[14]	The 47 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class C Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus

168 | SEPTEMBER 30, 2012

Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

As of April 27, 2012, Service II Shares of Janus Aspen Global Technology Portfolio and Janus Aspen Overseas Portfolio converted to Service Shares of each respective Portfolio.

As of April 27, 2012, Service II Shares of Janus Aspen Worldwide Portfolio were liquidated.

Janus Global & International Funds | 169

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

170 | SEPTEMBER 30, 2012

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

2d. Swaps

A table listing swaps follows each Fund’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Fund, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net

Janus Global & International Funds | 171

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2012:

Capital Gain Distributions

Fund

Janus Emerging Markets Fund	$56,264
Janus Overseas Fund	632,823,554

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Asia Equity Fund	$15,361	$184,615
Janus Emerging Markets Fund	39,640	414,275
Janus Global Select Fund	2,283,074	29,959,078
Janus International Equity Fund	404,797	5,377,770
Janus Overseas Fund	7,469,223	135,811,512

Dividends Received Deduction Percentage

Fund

Janus Emerging Markets Fund	10%
Janus Global Research Fund	100%
Janus Global Select Fund	28%
Janus Overseas Fund	2%
Janus Worldwide Fund	60%

Qualified Dividend Income Percentage

Fund

Janus Emerging Markets Fund	100%
Janus Global Research Fund	100%
Janus Global Select Fund	100%
Janus International Equity Fund	100%
Janus Overseas Fund	33%
Janus Worldwide Fund	100%

Janus Global & International Funds | 173

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005); Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Global & International Funds | 175

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

176 | SEPTEMBER 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Wahid Chammas 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Equity Research of Janus Capital.

Matt Hochstetler 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital.

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Worldwide Fund Executive Vice President and Portfolio Manager Janus Global Select Fund	3/11-Present 8/12-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011) and Columbia Management Group (2004-2008).

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Hiroshi Yoh 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Asia Equity Fund Executive Vice President and Portfolio Manager Janus Emerging Markets Fund	7/11-Present 8/12-Present	Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm (1999-2011).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 177

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

178 | SEPTEMBER 30, 2012

Notes

Janus Global & International Funds | 179

Notes

180 | SEPTEMBER 30, 2012

Notes

Janus Global & International Funds | 181

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1012-25331	125-02-01000 11-12

ANNUAL REPORT

September 30, 2012

Janus Growth &
Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

Sluggish economic growth continued over the past year, spurring additional stimulus from the world’s largest central banks. We believe these actions were necessary and are bullish for risk assets, including equities and corporate credit, in the short term. However, fundamental problems remain in Europe, the U.S. is moving toward the “fiscal cliff” and China’s growth is slowing. These issues likely will keep market volatility high for the foreseeable future.

EQUITIES: ROOM TO RUN

Accommodative actions taken by the European Central Bank and the U.S. Federal Reserve (Fed) over the past 12 months have helped lift equity markets, but we’ve seen this before. When pressure builds in the form of negative economic data, central banks release the pressure valve with a new wave of stimulus. Equity markets respond favorably for a time. In reality, sluggish economic growth and market volatility will persist until politicians in Europe and the U.S. present real solutions to their economic difficulties. The good news for investors is that even in this slow-growth environment, equity markets still have room to move higher, in our opinion.

Current equity valuations are in line with historical norms and do not stand out as irrationally cheap, or overly expensive. Dividend yields still compare very favorably to long-term Treasury yields, while providing the opportunity for long-term capital appreciation. With low rates expected until 2015, there is no prospect for yield anywhere else so dividend-paying stocks could move yet higher. Meanwhile, stocks with even a hint of macroeconomic sensitivity have been overly punished. When there is more certainty that macroeconomic conditions are improving, we believe these stocks are due for a significant bounce.

In a best-case scenario, politicians will resolve the impending “fiscal cliff” (when federal government spending cuts begin in January 2013, as payroll tax breaks, long-term unemployment benefits and Bush-era income tax rates are scheduled to end) and lay out a clear path for getting budgetary issues under control. This clarity would free up capital for productive investments, spur hiring and create an explosion of economic growth that could set in motion a historic run for equity markets. This is the best case for stock growth, but less likely. Instead, politicians are likely to push forth a patchwork extension of current tax breaks and spending measures, putting off a bigger budget debate and prolonging sluggish growth. Even in this less rosy scenario equity markets could still rise, driven by dynamic businesses that find ways to grow despite government. Finding companies with the right business drivers to grow in a muddling economy is a challenge we believe favors fundamental, research-driven stock picking.

FIXED INCOME: DON’T FIGHT THE FED

Fed Chairman Ben Bernanke has made it clear that the Fed intends to overshoot, keeping monetary policy accommodative even as the U.S. economy strengthens. There remain risks on the horizon, including the fiscal cliff, China’s economic slowdown and ongoing European debt problems. The Fed also has indicated that it wants to keep interest rates low to encourage investors to move further out on the risk spectrum, beyond Treasury securities and into riskier assets such as equities and corporate credit.

We believe that fixed income risk assets – i.e. credit and MBS – will benefit in the near term from anchored short-term interest rates and the liquidity provided by additional quantitative easing. However, we are keeping an eye on the potential for rising interest rates. While the immediacy of the risk is difficult to pinpoint at present, much depends on events that unfold over the next few months. Current low yields on corporate credit, in both high yield and investment grade markets, also have us leaning toward more defensive positioning.

OUTLOOK: FACING HEADWINDS

We view recent central bank actions as moves in the right direction, and absolutely required in light of the fragility of the global economy. However, global growth is the key factor. Although valuations are being driven higher by the liquidity being poured into the market, ultimately fundamental growth is needed. Europe has taken some steps toward solving its problems, and attention now shifts to the United States. We believe that if Washington can

Janus Growth & Core Funds | 1

(Continued) (unaudited)

get its act together and provide clarity on fiscal and tax policy, the relief would free up capital for productive investments, spur hiring by companies and lead to strong economic growth.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was September 30, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Growth & Core Funds | 3

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2012

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 20.88% for the 12-month period ended September 30, 2012, compared with an 18.61% return by the Balanced Index, an internally calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark, which returned 30.20% and 5.16%, respectively.

Market Overview

For the most part, economic data reflected continuing global economic weakness during the period. The U.S. Federal Reserve (Fed) and other central banks around the world continued accommodative monetary policy actions in an effort to support economic growth. Based on expectations of continued stimulus, investors continued to favor risk assets such as equities and corporate credit despite generally poor macroeconomic indicators and mixed-to-disappointing corporate earnings. U.S. Treasury yields also declined, particularly on the 5- and 10-year segment of the yield curve, as investors continued to view U.S. government debt as a safe haven amid global uncertainty.

Asset Allocation

The Fund began the period with an underweight to equities 53% relative to the Balanced Index 55%, but was slightly overweight 56% as of period end. Our fixed income weighting, meanwhile, decreased from 47% at the beginning of the period to roughly 42% at period end, with the bulk of this sleeve invested in corporate credit. The Fund’s fixed income sleeve was significantly overweight corporate credit compared with the Barclays U.S. Aggregate Bond Index, with an average weighting of 67% vs. 20% during the period. Meanwhile, the fixed income sleeve maintained a relative underweight in U.S. Treasuries, with an average weighting of 12% vs. 35% for the benchmark during the period.

Performance Discussion

The Fund outperformed the Balanced Index during the period, as both the equity and fixed income sleeves outperformed their respective benchmarks.

Equity Performance

The equity sleeve’s outperformance relative to the S&P 500 Index was driven partly by strength in consumer staples and materials. Our underweight in utilities, the weakest-performing sector in the index, also was beneficial. Financials constituted the weakest sector on a relative basis, followed by energy.

Our consumer staples holdings, led by Philip Morris and Altria Group, were key contributors. Solid dividend yields and strong cash flow have attracted investors to tobacco companies in the past year. Philip Morris has relied on strong sales in Asia, the company’s biggest market, to offset weakness in the European Union and a strengthening U.S. dollar, while Altria Group has seen increased sales of its smokeless products.

The materials sector also was a strong performer during the period, led by chemical company LyondellBasell. We like Lyondell, which continues to pay down its high-cost and restrictive debt, a legacy of its 2009 bankruptcy, reducing its borrowing costs and returning that savings to shareholders in the form of special dividends. We believe they will continue to pay a regular dividend as well as repurchase stock. Its operationally focused management team continues to find ways to extract more cash out of assets.

Financials, although a strong contributor to absolute returns, was the greatest detractor on a relative basis, with negative returns from holdings ICICI Bank, an Indian financial services provider, and Credit Suisse, which has faced headwinds this year related to perceptions of its ability to meet capital requirements under Basel III, a global regulatory standard on bank capital adequacy.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Energy names also lagged on a relative basis. Detractors were led by Brazilian energy company Petroleo Brasileiro. Nevertheless, we believe that the company’s strong reserves off the coast of Brazil continue to be undervalued by the market.

Individual contributors were led by Apple. The mobile device and computer maker’s stock benefited from continued strong earnings and the anticipation of new product refreshes in both the iPhone and iPad categories. Additionally, the company won a U.S. patent lawsuit against Samsung related to the design and user interface of the iPhone and iPad. We think it continues to have strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers. Apple continues to execute its business plan extremely well, and its stock remains reasonably valued, in our view.

Individual detractors were led by social media company Facebook. We continue to believe that Facebook’s 900-million user base is a key asset that the company will monetize over time. Our initial valuation work proved to be a little optimistic, however, and we sold the position.

Fixed Income Performance

The fixed income sleeve’s outperformance relative to the Barclay’s U.S. Aggregate Bond Index (“Agg”) was driven primarily by our overweight allocation and security selection within corporate credit. Top credit sector contributors included chemical companies, food and beverage and noncaptive diversified financial companies. Detractors were led by metals, property and casualty insurance and entertainment companies.

Individual credit contributors were led by global insurer American International Group (AIG). Over the past few years, global insurer AIG has shed non-core assets and made significant progress in repaying its government loans. In September 2012, the Treasury Department said it would sell $18 billion in AIG stock, making the government a minority shareholder for the first time since September 2008, when it stepped in to bail out the insurer during the financial crisis.

Meanwhile, relative individual detractors were led by Bank of America, whose credit rallied strongly across the credit spectrum during the period. Our holdings were at the shorter end of the curve, however, and so gained relatively less benefit from the rally than the longer-duration securities represented in the index. Bank of America continues to improve its capital structure and we believe it will continue to deleverage its balance sheet over the next few years.

Our underweight to U.S. Treasury securities also was a strong contributor in terms of relative performance. Although 5- and 10-year U.S. Treasury bonds rallied during the period, securities at the shorter and longer ends of the yield curve enjoyed relatively less benefit. Our yield curve positioning within Treasuries was a slight detractor, but this was more than outweighed by our beneficial allocation.

Mortgage-backed securities (MBS) also contributed to relative performance. MBS rose in the latter part of the period as speculation grew that the Fed would buy MBS as part of a third round of quantitative easing (QE3). This turned out to be correct, as the Fed announced QE3 in September 2012.

Small positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed to relative performance.

Meanwhile, a small cash position was a modest detractor from relative performance. It is worth noting that cash is not an active strategy within the Fund. However, mutual funds, unlike indices, must hold a certain level of cash to meet potential redemptions from customers. The daily investing process also can create short-term cash holdings as securities are bought and sold.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Recent central bank actions are bullish over the short term for equities, corporate credit and MBS, and market reaction reflected this. It appears that monetary policy actions will continue to support risk assets in the near term. The question is what will happen down the road. When the European Central Bank (ECB) and the Fed pump liquidity into the system while global economic data is deteriorating, it creates a divergence between fundamental and technical market drivers. Much of the strength we’re seeing in the markets is being driven by huge liquidity flows, with the markets significantly discounting bad outcomes as stocks head to new highs and credit spreads over Treasuries continue to tighten.

In our opinion, global markets currently face four primary risks: U.S. fiscal policy, Europe’s debt problems, slowing growth in China and global geopolitical tension.

6 | SEPTEMBER 30, 2012

(unaudited)

The United States is moving closer to the so-called “fiscal cliff,” when automatic federal government spending cuts begin in January 2013, at the same time that payroll tax breaks, long-term unemployment benefits and Bush-era income tax rates are scheduled to end. The government likely will reach the debt ceiling again by January, raising the possibility of a political standoff similar to the one we experienced in 2011, with the attendant risk of a sovereign credit rating downgrade. Depending on how it is handled, economic drag from the fiscal cliff could push the United States into recession in 2013. However, we believe it is more likely that Congress will manage to postpone fully addressing all issues, which will kick the can further down the road but potentially leave the U.S. economy room to grow between 1.5% and 1.8% in 2013, roughly the same level as in 2012.

In Europe, ECB action, along with a German court decision to back a permanent European bailout fund, has reduced the risk of catastrophe. However, the region still has not resolved its fundamental problems and macroeconomic indicators are deteriorating in our view.

Slowing growth in China will have implications for overall global growth, as China has been one of the more stable and faster-growing countries in the world. While there is concern around the outlook for Chinese growth, we believe imports will tell us a lot about the financial health of the region. If the economy has bottomed we should see improvement here.

Meanwhile, rising geopolitical risk, reflected in continued turmoil in the Mideast and recent territorial tension between Japan and China, also is a concern. Global economic growth likely is too weak to withstand much in the way of external shock.

In the Fund, we have dialed back risk moderately since March and April, when our equity allocation rose to roughly 61%, reducing our allocation to equities as we await more clarity on the economic and fiscal situation. This is an environment where identifying individual stocks and corporate credit securities, as opposed to sectors and markets, will be important, in our opinion. One example is the U.S. housing industry, which has been recovering nicely despite overall economic weakness, and in the equity sleeve we are looking for opportunities to take advantage of that. We also believe that companies with stable business models and high dividend yields should serve investors well, and this has led us to consider new equity holdings in utilities, consumer staples, telecommunications and health care.

In the fixed income sleeve, our bullish positioning has been rewarded with tighter spreads and better-than-expected total returns on a year-to-date basis. Index returns have exceeded the expectations we had at the beginning of the year, and the demand for fixed income securities as well as the massive amount of liquidity in the system has pushed valuations to recent highs. However, we’re beginning to see an uptick in shareholder-friendly corporate activity, such as share buybacks, as well as looser underwriting standards, tighter spreads and tighter absolute yields. These, coupled with already high valuations, can create challenges for fixed income investors, making security selection even more important, in our opinion. That said, we are currently seeing opportunity in companies with hard assets and low-volatility cash flow even in a declining earnings cycle; examples include the energy/oil-and-gas sector, cable, hotels and real estate investment trusts.

Meanwhile, we are keeping an eye on the potential for rising interest rates. Treasury yields have remained low in light of continued Fed accommodation and weak economic data. Their direction will reveal a lot about the prospects for economic growth and stronger financial markets. Our belief is that a spike in rates could spell trouble for financial markets and put the Fed and other central banks in a difficult position. If we enter a period in which central bank credibility comes under scrutiny we could also see a volatile period for interest rates.

Thank you for investing in Janus Balanced Fund.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	2.79%
CBS Corp. – Class B	2.16%
Time Warner Cable, Inc.	1.63%
Philip Morris International, Inc.	1.40%
Union Pacific Corp.	1.35%

5 Bottom Performers – Equity Holdings

Contribution

Facebook, Inc. – Class A	–0.25%
Netflix, Inc.	–0.18%
Petroleo Brasileiro S.A. (ADR)	–0.15%
Shire PLC (ADR)	–0.09%
Credit Suisse Group A.G. (ADR)	–0.08%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Staples	1.51%	8.01%	11.15%
Materials	1.50%	6.81%	3.48%
Utilities	0.69%	0.00%	3.63%
Consumer Discretionary	0.47%	21.77%	10.90%
Information Technology	0.33%	18.65%	19.87%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–1.06%	12.43%	14.18%
Energy	–0.61%	9.62%	11.58%
Health Care	–0.27%	12.73%	11.66%
Telecommunication Services	–0.19%	1.14%	3.04%
Other**	0.00%	2.06%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

8 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	2.6%
CBS Corp. – Class B Television	2.1%
Philip Morris International, Inc. Tobacco	2.0%
Time Warner Cable, Inc. Cable/Satellite Television	1.9%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.7%

10.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	20.70%	5.20%	7.81%	9.77%	0.92%	0.92%
MOP	13.78%	3.96%	7.18%	9.45%

Janus Balanced Fund – Class C Shares
NAV	19.84%	4.43%	7.05%	9.12%	1.66%	1.66%
CDSC	18.68%	4.43%	7.05%	9.12%

Janus Balanced Fund – Class D Shares(1)	20.98%	5.34%	7.90%	9.82%	0.73%	0.73%

Janus Balanced Fund – Class I Shares	21.02%	5.28%	7.87%	9.81%	0.63%	0.63%

Janus Balanced Fund – Class N Shares	20.88%	5.28%	7.87%	9.81%	0.58%	0.58%

Janus Balanced Fund – Class R Shares	20.32%	4.75%	7.35%	9.40%	1.34%	1.34%

Janus Balanced Fund – Class S Shares	20.60%	5.01%	7.60%	9.62%	1.09%	1.09%

Janus Balanced Fund – Class T Shares	20.88%	5.28%	7.87%	9.81%	0.84%	0.84%

S&P 500® Index	30.20%	1.05%	8.01%	8.50%

Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%	6.37%

Balanced Index	18.61%	3.89%	7.10%	7.86%

Lipper Quartile – Class T Shares	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	28/474	7/388	38/204	2/25

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,023.00	$5.16

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,018.90	$8.83

Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,024.30	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,024.20	$3.64

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,072.50	$2.68

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,021.50	$6.77

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,022.40	$5.46

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,023.90	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

†	Expenses are equal to the net annualized expense ratio of 1.02% for Class A Shares, 1.75% for Class C Shares, 0.73% for Class D Shares, 0.72% for Class I Shares, 1.34% for Class R Shares, 1.08% for Class S Shares and 0.83% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.77% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

12 | SEPTEMBER 30, 2012

Janus Balanced Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.6%
$4,814,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$4,818,352
31,835,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	32,789,477
18,003,363	Banc of America Large Loan, Inc. 1.9710%, 11/15/15 (144A)	17,982,713
1,823,000	Banc of America Large Loan, Inc. 1.3208%, 8/15/29 (144A),‡	1,719,266
7,731,000	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	7,784,151
5,389,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	6,250,442
3,512,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27 (144A),‡	3,642,646
5,120,000	FREMF Mortgage Trust 4.7270%, 1/25/21 (144A),‡	5,509,294
3,273,000	FREMF Mortgage Trust 5.3323%, 4/25/21 (144A),‡	3,655,787
5,669,000	FREMF Mortgage Trust 5.0995%, 7/25/21 (144A),‡	6,229,522
2,945,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	3,157,311
17,039,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	18,403,892
3,246,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0613%, 4/15/45‡	3,743,748
8,569,879	Saecure B.V. 1.9798%, 7/30/92 (144A),‡	8,745,956
4,254,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	4,372,436
4,788,000	Silverstone Master Issuer PLC 2.0031%, 1/21/55 (144A),‡	4,932,152
8,299,000	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24	8,569,108

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $135,440,998)		142,306,253

Bank Loan – 0.1%
Electric – Generation – 0.1%

5,007,740	AES Corp. 4.2500%, 6/1/18‡ (cost $4,986,972)	5,030,675

Common Stock – 55.8%
Aerospace and Defense – 1.4%
1,771,800	Boeing Co.	123,352,716
Agricultural Chemicals – 0.7%
789,797	Syngenta A.G. (ADR)	59,116,305
Apparel Manufacturers – 0.7%
1,186,816	Coach, Inc.	66,485,432
Applications Software – 0.6%
828,995	Intuit, Inc.	48,811,226
Athletic Footwear – 1.2%
1,165,474	NIKE, Inc. – Class B	110,615,137
Automotive – Cars and Light Trucks – 0.3%
548,219	Daimler A.G. (U.S. Shares)	26,693,880
Beverages – Wine and Spirits – 0.4%
1,223,397	Diageo PLC**	34,360,202
Cable/Satellite Television – 2.5%
953,308	DIRECTV*	50,010,538
1,811,642	Time Warner Cable, Inc.	172,214,688
		222,225,226
Casino Hotels – 1.1%
2,099,456	Las Vegas Sands Corp.	97,351,775
Chemicals – Diversified – 3.0%
3,105,793	E.I. du Pont de Nemours & Co.	156,128,214
2,174,951	LyondellBasell Industries N.V. – Class A	112,357,969
		268,486,183
Commercial Banks – 2.4%
2,781,219	CIT Group, Inc.*	109,552,217
3,029,987	Itau Unibanco Holding S.A. (ADR)	46,298,201
2,455,934	Standard Chartered PLC**	55,514,775
		211,365,193
Commercial Services – Finance – 1.4%
199,512	MasterCard, Inc. – Class A	90,075,678
2,108,684	Western Union Co.	38,420,222
		128,495,900
Computers – 2.6%
351,613	Apple, Inc.	234,617,290
Cosmetics and Toiletries – 0.6%
929,138	Estee Lauder Cos., Inc. – Class A	57,207,027
Diversified Operations – 0.2%
274,650	Dover Corp.	16,338,929
E-Commerce/Products – 0.9%
1,708,342	eBay, Inc.*	82,700,836
E-Commerce/Services – 0.4%
52,035	priceline.com, Inc.*	32,195,616
Electronic Components – Miscellaneous – 1.1%
2,881,724	TE Connectivity, Ltd. (U.S. Shares)	98,007,433
Electronic Connectors – 0.7%
994,026	Amphenol Corp. – Class A	58,528,251
Enterprise Software/Services – 0.5%
1,538,949	Oracle Corp.	48,461,504
Finance – Investment Bankers/Brokers – 0.2%
373,881	Greenhill & Co., Ltd.	19,348,342
Finance – Other Services – 1.0%
3,515,719	NYSE Euronext	86,662,473
Food – Confectionary – 0.7%
910,682	Hershey Co.	64,558,247
Instruments – Controls – 0.5%
809,315	Honeywell International, Inc.	48,356,571
Investment Management and Advisory Services – 0.9%
5,808,820	Blackstone Group L.P.	82,949,950
Life and Health Insurance – 0.5%
3,188,693	Prudential PLC**	41,264,833
Medical – Biomedical and Genetic – 1.0%
1,140,837	Celgene Corp.*	87,159,947
Medical – Drugs – 2.8%
702,494	Allergan, Inc.	64,334,401
2,195,831	Bristol-Myers Squibb Co.	74,109,296

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Medical – Drugs – (continued)

735,609	Shire PLC (ADR)**	$65,248,518
909,756	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	50,282,214
		253,974,429
Medical – Generic Drugs – 1.1%
3,927,560	Mylan, Inc.*	95,832,464
Medical – HMO – 0.8%
1,900,685	Aetna, Inc.	75,267,126
Medical – Wholesale Drug Distributors – 0.3%
600,068	AmerisourceBergen Corp.	23,228,632
Metal – Copper – 0.6%
1,339,026	Freeport-McMoRan Copper & Gold, Inc.	52,998,649
Metal Processors and Fabricators – 0.4%
199,162	Precision Castparts Corp.	32,531,121
Multimedia – 0.8%
1,365,357	Viacom, Inc. – Class B	73,169,482
Oil Companies – Exploration and Production – 0.7%
1,998,660	Canadian Natural Resources, Ltd. (U.S. Shares)	61,538,741
Oil Companies – Integrated – 2.8%
1,272,185	Chevron Corp.	148,285,884
1,923,846	Hess Corp.	103,349,007
		251,634,891
Oil Field Machinery and Equipment – 0.3%
330,735	National Oilwell Varco, Inc.	26,495,181
Pharmacy Services – 1.3%
1,876,897	Express Scripts Holding Co.*	117,625,135
Pipelines – 1.3%
2,217,995	Enterprise Products Partners L.P.	118,884,532
REIT – Health Care – 0.7%
936,956	Ventas, Inc.	58,325,511
Retail – Auto Parts – 0.4%
100,929	AutoZone, Inc.*	37,310,423
Retail – Building Products – 0.4%
623,796	Home Depot, Inc.	37,658,565
Retail – Discount – 0.5%
410,810	Costco Wholesale Corp.	41,132,351
Retail – Major Department Stores – 0.8%
1,321,922	Nordstrom, Inc.	72,943,656
Retail – Restaurants – 0.9%
825,420	McDonald’s Corp.	75,732,285
Super-Regional Banks – 1.5%
3,870,783	U.S. Bancorp	132,767,857
Telephone – Integrated – 0.9%
1,631,277	CenturyLink, Inc.	65,903,591
400,026	Verizon Communications, Inc.	18,229,185
		84,132,776
Television – 2.1%
5,259,690	CBS Corp. – Class B	191,084,538
Therapeutics – 0.2%
377,324	BioMarin Pharmaceutical, Inc.*	15,194,837
Tobacco – 2.7%
1,989,292	Altria Group, Inc.	66,422,460
1,946,401	Philip Morris International, Inc.**	175,059,306
		241,481,766
Toys – 1.7%
4,212,513	Mattel, Inc.	149,459,961
Transportation – Railroad – 1.6%
414,513	Canadian Pacific Railway, Ltd. (U.S. Shares)	34,358,982
926,138	Union Pacific Corp.	109,932,581
		144,291,563
Wireless Equipment – 0.7%
1,287,419	Motorola Solutions, Inc.	65,079,030

Total Common Stock (cost $4,032,272,815)		4,985,491,926

Corporate Bonds – 28.7%
Advertising Services – 0.1%
$5,263,000	WPP Finance 2010 4.7500%, 11/21/21**	5,765,964
3,178,000	WPP Finance 2010 3.6250%, 9/7/22**	3,201,180
		8,967,144
Aerospace and Defense – Equipment – 0.4%
9,917,000	Exelis, Inc. 4.2500%, 10/1/16	10,356,789
4,481,000	Exelis, Inc. 5.5500%, 10/1/21	4,882,251
7,755,000	United Technologies Corp. 1.8000%, 6/1/17	8,043,292
14,055,000	United Technologies Corp. 3.1000%, 6/1/22	14,977,346
		38,259,678
Agricultural Chemicals – 0.4%
19,460,000	CF Industries, Inc. 6.8750%, 5/1/18	23,668,225
9,401,000	CF Industries, Inc. 7.1250%, 5/1/20	11,798,255
		35,466,480
Airlines – 0.1%
8,450,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,460,037
Apparel Manufacturers – 0%
2,188,000	Hanesbrands, Inc. 4.1129%, 12/15/14‡	2,188,022
Beverages – Wine and Spirits – 0.1%
1,377,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	1,638,272
6,762,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	7,454,794
		9,093,066
Brewery – 0.7%
19,886,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 7/15/22	20,167,665

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Brewery – (continued)

$10,619,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	$11,107,060
24,557,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	26,667,355
		57,942,080
Broadcast Services and Programming – 0.1%
10,000,000	A&E Communications – Private Placement 3.6300%, 8/22/22	10,145,250
Building – Residential and Commercial – 0.2%
4,779,000	D.R. Horton, Inc. 4.7500%, 5/15/17	5,089,635
6,390,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	6,807,529
3,524,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,914,519
		15,811,683
Building Products – Cement and Aggregate – 0.1%
11,456,000	Hanson, Ltd. 6.1250%, 8/15/16**	12,372,480
Cable/Satellite Television – 0.2%
16,784,000	Comcast Corp. 3.1250%, 7/15/22	17,412,192
Chemicals – Diversified – 0.2%
16,277,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	17,294,312
Chemicals – Specialty – 0.3%
16,002,000	Ecolab, Inc. 3.0000%, 12/8/16	17,205,430
10,428,000	Ecolab, Inc. 4.3500%, 12/8/21	11,830,264
		29,035,694
Coatings and Paint Products – 0.5%
13,264,000	RPM International, Inc. 6.1250%, 10/15/19	15,366,888
10,616,000	Sherwin-Williams Co. 3.1250%, 12/15/14	11,155,494
15,776,000	Valspar Corp. 4.2000%, 1/15/22	17,150,863
		43,673,245
Commercial Banks – 1.8%
25,083,000	American Express Bank FSB 5.5000%, 4/16/13	25,766,437
7,171,000	Banco Santander Chile 3.8750%, 9/20/22 (144A)	7,193,302
14,544,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	15,162,120
13,857,000	CIT Group, Inc. 4.2500%, 8/15/17	14,381,044
27,967,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	30,274,277
11,049,000	CIT Group, Inc. 5.0000%, 8/15/22	11,495,435
10,696,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	11,528,448
12,568,000	SVB Financial Group 5.3750%, 9/15/20	14,296,389
17,091,000	Zions Bancorp 7.7500%, 9/23/14	18,706,544
7,489,000	Zions Bancorp 4.5000%, 3/27/17	7,730,625
		156,534,621
Computers – Memory Devices – 0.1%
10,447,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	11,465,582
Consulting Services – 0.7%
7,960,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,601,528
38,318,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	43,025,788
12,051,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	12,245,588
		63,872,904
Containers – Paper and Plastic – 0.3%
4,185,000	Packaging Corp. of America 3.9000%, 6/15/22	4,319,723
3,145,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	3,317,384
17,168,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	18,597,631
3,981,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	4,045,329
		30,280,067
Data Processing and Management – 0.1%
8,179,000	Fiserv, Inc. 3.1250%, 10/1/15	8,528,104
4,005,000	Fiserv, Inc. 3.1250%, 6/15/16	4,211,410
		12,739,514
Diversified Banking Institutions – 1.7%
5,039,000	Bank of America Corp. 4.5000%, 4/1/15	5,397,757
11,545,000	Bank of America Corp. 3.6250%, 3/17/16	12,175,426
8,010,000	Bank of America Corp. 3.7500%, 7/12/16	8,498,442
11,486,000	Bank of America Corp. 8.0000%, 7/30/99‡	12,507,565
25,989,000	Citigroup, Inc. 5.0000%, 9/15/14	27,411,118
4,910,000	Citigroup, Inc. 4.8750%, 5/7/15	5,221,701
28,884,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	30,469,443
24,253,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	26,902,640
4,092,000	Morgan Stanley 5.3000%, 3/1/13	4,164,036
5,012,000	Morgan Stanley 4.0000%, 7/24/15	5,213,412
12,567,000	Morgan Stanley 3.4500%, 11/2/15	12,878,083
4,248,000	Morgan Stanley 4.7500%, 3/22/17	4,554,540
		155,394,163

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Diversified Financial Services – 0.8%
$7,753,000	General Electric Capital Corp. 5.9000%, 5/13/14	$8,385,924
14,656,000	General Electric Capital Corp. 5.5000%, 1/8/20	17,338,268
9,774,000	General Electric Capital Corp. 5.8750%, 1/14/38	11,647,295
1,136,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,198,707
9,200,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	9,710,876
20,800,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	23,179,936
		71,461,006
Diversified Minerals – 0.1%
8,250,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	8,208,750
Diversified Operations – 0.3%
5,005,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,286,531
20,917,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	20,917,000
		26,203,531
Electric – Generation – 0%
2,080,000	AES Corp. 7.7500%, 10/15/15	2,350,400
Electric – Integrated – 0.7%
12,305,000	CMS Energy Corp. 4.2500%, 9/30/15	13,028,546
9,251,000	CMS Energy Corp. 5.0500%, 2/15/18	10,397,930
8,218,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	9,113,606
12,674,000	PPL Energy Supply LLC 4.6000%, 12/15/21	13,620,456
8,202,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	8,632,228
4,596,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A),**	5,126,144
		59,918,910
Electronic Components – Semiconductors – 0.7%
14,551,000	National Semiconductor Corp. 3.9500%, 4/15/15	15,790,833
12,387,000	National Semiconductor Corp. 6.6000%, 6/15/17	15,497,784
32,033,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	32,478,259
		63,766,876
Electronic Connectors – 0.3%
19,106,000	Amphenol Corp. 4.7500%, 11/15/14	20,502,496
6,327,000	Amphenol Corp. 4.0000%, 2/1/22	6,678,553
		27,181,049
Electronic Measuring Instruments – 0.1%
10,139,000	FLIR Systems, Inc. 3.7500%, 9/1/16	10,458,328
Electronics – Military – 0.1%
8,557,000	L-3 Communications Corp. 6.3750%, 10/15/15	8,655,405
Engineering – Research and Development Services – 0.2%
9,073,000	URS Corp. 3.8500%, 4/1/17 (144A)	9,135,595
8,676,000	URS Corp. 5.0000%, 4/1/22 (144A)	8,910,989
		18,046,584
Finance – Auto Loans – 1.2%
2,438,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	2,692,420
29,240,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	30,558,578
4,080,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15	4,459,717
6,973,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	7,097,761
10,205,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,836,943
12,814,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	13,989,339
31,565,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	35,711,378
		106,346,136
Finance – Consumer Loans – 0.1%
8,063,000	SLM Corp. 6.2500%, 1/25/16	8,748,355
Finance – Credit Card – 0.2%
13,594,000	American Express Co. 6.8000%, 9/1/66‡	14,545,580
6,689,000	American Express Credit Corp. 1.7500%, 6/12/15	6,841,991
		21,387,571
Finance – Investment Bankers/Brokers – 1.0%
7,788,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	8,806,826
9,199,000	Lazard Group LLC 7.1250%, 5/15/15	10,144,731
3,354,000	Lazard Group LLC 6.8500%, 6/15/17	3,785,345
16,491,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	17,484,929
31,009,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	34,151,080
10,301,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	11,006,639
5,848,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,871,669
		92,251,219
Finance – Mortgage Loan Banker – 0.2%
14,488,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	16,280,166

See Notes to Schedules of Investments and Financial Statements.

16 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Food – Meat Products – 0.6%
$38,378,000	Tyson Foods, Inc. 6.8500%, 4/1/16	$44,038,755
9,865,000	Tyson Foods, Inc. 4.5000%, 6/15/22	10,333,587
		54,372,342
Food – Miscellaneous/Diversified – 1.1%
8,100,000	ARAMARK Corp. 8.5000%, 2/1/15	8,292,456
2,749,000	Campbell Soup Co. 2.5000%, 8/2/22	2,747,285
33,668,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	34,661,341
25,860,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	27,323,443
23,921,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	26,685,717
		99,710,242
Hotels and Motels – 0.1%
5,899,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	6,458,909
3,660,000	Marriott International, Inc. 3.0000%, 3/1/19	3,754,011
2,177,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,606,953
		12,819,873
Instruments – Scientific – 0.2%
12,755,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	13,166,489
Investment Management and Advisory Services – 0.4%
15,968,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,604,720
7,716,000	FMR LLC 6.4500%, 11/15/39 (144A)	9,241,770
5,765,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	6,139,725
4,032,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	4,314,240
		37,300,455
Life and Health Insurance – 0.3%
21,282,000	Primerica, Inc. 4.7500%, 7/15/22	22,572,817
Linen Supply & Related Items – 0.1%
5,678,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,937,184
5,944,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,545,057
		12,482,241
Medical – Biomedical and Genetic – 0%
2,120,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	2,321,400
Medical – Generic Drugs – 0.5%
16,077,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	16,260,438
20,943,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	21,171,488
6,676,000	Watson Pharmaceuticals, Inc. 4.6250%, 10/1/42	6,804,847
		44,236,773
Medical – HMO – 0.1%
5,295,000	WellPoint, Inc. 3.3000%, 1/15/23	5,355,527
Medical Instruments – 0.1%
5,690,000	Boston Scientific Corp. 4.5000%, 1/15/15	6,083,856
Medical Labs and Testing Services – 0.1%
12,121,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	12,683,536
Multi-Line Insurance – 0.7%
15,548,000	American International Group, Inc. 4.2500%, 9/15/14	16,418,968
3,642,000	American International Group, Inc. 5.6000%, 10/18/16	4,149,229
8,472,000	American International Group, Inc. 5.4500%, 5/18/17	9,659,469
8,609,000	American International Group, Inc. 6.4000%, 12/15/20	10,486,554
2,752,000	American International Group, Inc. 4.8750%, 6/1/22	3,101,386
3,728,000	American International Group, Inc. 6.2500%, 3/15/37	3,765,280
13,260,000	American International Group, Inc. 8.1750%, 5/15/58‡	16,226,925
		63,807,811
Oil – Field Services – 0.1%
5,222,000	Weatherford International, Ltd. 4.5000%, 4/15/22	5,461,298
Oil and Gas Drilling – 0.4%
22,725,000	Nabors Industries, Inc. 5.0000%, 9/15/20	25,011,112
6,327,000	Rowan Cos., Inc. 5.0000%, 9/1/17	6,979,105
		31,990,217
Oil Companies – Exploration and Production – 1.0%
17,049,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	21,122,722
3,136,000	Apache Corp. 3.2500%, 4/15/22	3,371,028
6,485,000	Apache Corp. 4.7500%, 4/15/43	7,410,066
16,671,000	Continental Resources, Inc. 5.0000%, 9/15/22 (144A)	17,421,195
5,252,000	EOG Resources, Inc. 2.6250%, 3/15/23	5,308,606
8,045,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	8,748,937
1,760,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	1,999,506
9,675,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	10,896,469

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)

$2,779,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	$2,952,065
11,264,000	QEP Resources, Inc. 5.2500%, 5/1/23	11,517,440
		90,748,034
Oil Companies – Integrated – 0.9%
25,733,000	Phillips 66 2.9500%, 5/1/17 (144A)	27,222,838
9,423,000	Phillips 66 4.3000%, 4/1/22 (144A)	10,316,828
6,273,000	Phillips 66 5.8750%, 5/1/42 (144A)	7,448,435
35,020,000	Shell International Finance B.V. 2.3750%, 8/21/22	35,352,795
		80,340,896
Oil Refining and Marketing – 0.1%
9,183,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,964,924
Pharmacy Services – 1.1%
11,145,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	11,433,132
8,752,000	Express Scripts Holding Co. 3.1250%, 5/15/16	9,333,002
38,916,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	40,780,193
13,583,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	15,716,156
18,211,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	19,839,992
3,537,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	3,898,863
		101,001,338
Pipelines – 2.0%
4,479,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	5,245,487
8,288,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,512,630
16,272,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	17,106,200
2,253,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,672,815
6,467,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	7,122,443
6,235,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	6,705,181
4,164,000	Energy Transfer Partners L.P. 5.2000%, 2/1/22	4,619,138
9,643,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	9,928,211
18,168,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	19,612,084
12,272,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	13,406,866
13,709,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	14,895,020
3,483,000	Plains All American Pipeline L.P. / PAA Finance Corp. 8.7500%, 5/1/19	4,683,426
6,519,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	7,038,975
6,078,000	TC Pipelines L.P. 4.6500%, 6/15/21	6,427,175
30,936,000	Western Gas Partners L.P. 5.3750%, 6/1/21	35,161,858
10,365,000	Western Gas Partners L.P. 4.0000%, 7/1/22	10,806,756
		173,944,265
Publishing – Newspapers – 0%
1,324,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,446,470
Publishing – Periodicals – 0.2%
13,218,000	United Business Media PLC 5.7500%, 11/3/20 (144A),**	13,836,840
Real Estate Management/Services – 0.1%
4,443,000	CBRE Services, Inc. 6.6250%, 10/15/20	4,853,978
Real Estate Operating/Development – 0.1%
8,043,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	8,829,147
Reinsurance – 0.1%
11,359,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	12,049,252
REIT – Diversified – 0.4%
9,737,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,649,084
20,960,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	23,007,268
		33,656,352
REIT – Health Care – 0.1%
4,901,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,503,377
6,442,000	Senior Housing Properties Trust 6.7500%, 12/15/21	7,249,653
		12,753,030
REIT – Hotels – 0.1%
11,601,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	11,920,027
REIT – Office Property – 0.6%
16,429,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	17,529,267
4,517,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,922,329
18,528,000	SL Green Realty Corp. / Reckson Operating Partnership 7.7500%, 3/15/20	22,125,804
9,599,000	SL Green Realty Corp. / Reckson Operating Partnership 5.0000%, 8/15/18	10,290,022
		54,867,422

See Notes to Schedules of Investments and Financial Statements.

18 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

REIT – Regional Malls – 0.7%
$34,275,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	$34,960,500
22,549,000	Rouse Co. LLC 6.7500%, 11/9/15	23,789,195
		58,749,695
REIT – Shopping Centers – 0%
3,384,000	DDR Corp. 4.7500%, 4/15/18	3,754,474
Retail – Regional Department Stores – 0.6%
7,329,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	7,427,348
15,344,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	16,631,653
14,910,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	17,407,231
3,127,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	3,371,097
6,609,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	7,797,681
		52,635,010
Retail – Restaurants – 0.2%
13,793,000	Brinker International, Inc. 5.7500%, 6/1/14	14,729,641
Rubber – Tires – 0%
2,737,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,795,846
Super-Regional Banks – 0.1%
6,450,000	U.S. Bancorp 2.9500%, 7/15/22	6,511,365
Telecommunication Services – 0.3%
14,507,000	Qwest Corp. 6.7500%, 12/1/21	17,433,410
6,779,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,967,836
		24,401,246
Telephone – Integrated – 0.4%
30,747,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	32,631,791
Transportation – Railroad – 0.3%
2,421,055	CSX Transportation, Inc. 8.3750%, 10/15/14	2,729,110
12,137,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	13,532,755
5,181,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	5,867,483
		22,129,348
Transportation – Services – 0%
2,246,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,278,991
Transportation – Truck – 0.2%
12,452,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,846,691
Trucking and Leasing – 0.2%
13,186,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	13,194,531

Total Corporate Bonds (cost $2,403,967,148)		2,560,907,981

Mortgage-Backed Securities – 6.7%
	Fannie Mae:
2,711,042	5.0000%, 2/1/23	2,956,125
4,843,768	5.5000%, 1/1/25	5,286,951
2,858,020	5.5000%, 1/1/33	3,190,424
6,943,845	5.0000%, 9/1/33	7,912,263
3,037,720	5.0000%, 11/1/33	3,338,440
3,963,741	5.0000%, 12/1/33	4,356,133
2,223,699	5.0000%, 2/1/34	2,443,835
8,496,560	5.5000%, 4/1/34	9,429,000
15,092,548	5.5000%, 9/1/34	16,663,959
4,587,998	5.5000%, 5/1/35	5,059,957
34,292,325	5.5000%, 7/1/35	37,862,783
6,176,788	5.0000%, 10/1/35	6,735,877
14,447,995	6.0000%, 10/1/35	16,092,744
14,813,911	6.0000%, 12/1/35	16,754,253
6,398,771	5.5000%, 1/1/36	7,057,002
16,361,347	5.5000%, 7/1/36	18,064,862
2,136,069	6.0000%, 2/1/37	2,420,957
4,132,385	6.0000%, 3/1/37	4,602,813
28,457,316	5.5000%, 5/1/37	31,767,067
4,197,172	6.0000%, 5/1/37	4,645,463
4,041,379	5.5000%, 7/1/37	4,431,850
3,535,975	5.5000%, 3/1/38	3,947,230
863,666	5.5000%, 9/1/38	964,116
4,978,615	6.0000%, 11/1/38	5,510,371
10,654,384	6.0000%, 11/1/38	11,882,587
17,217,331	6.0000%, 10/1/39	19,352,204
4,465,607	5.0000%, 6/1/40	4,993,506
22,647,975	6.0000%, 7/1/40	25,548,231
3,157,963	4.5000%, 10/1/40	3,553,378
3,020,908	5.0000%, 3/1/41	3,378,023
10,491,910	4.5000%, 4/1/41	11,671,196
5,854,051	5.0000%, 4/1/41	6,643,041
7,621,650	5.0000%, 4/1/41	8,682,216
	Freddie Mac:
3,951,148	5.0000%, 1/1/19	4,275,443
3,267,877	5.0000%, 2/1/19	3,536,091
4,290,689	5.5000%, 8/1/19	4,648,622
13,472,276	5.5000%, 12/1/27	14,905,918
16,103,420	5.0000%, 1/1/36	17,988,383
9,322,343	5.5000%, 10/1/36	10,441,856
5,841,689	5.0000%, 11/1/36	6,359,356
2,703,043	5.5000%, 5/1/38	2,982,880
6,764,149	5.5000%, 1/1/39	7,430,599
15,975,345	5.0000%, 5/1/39	17,640,133
7,143,276	5.5000%, 10/1/39	7,882,796
6,873,582	4.5000%, 1/1/41	7,690,434
3,777,989	4.5000%, 5/1/41	4,184,460
15,022,969	5.0000%, 5/1/41	17,044,364
	Ginnie Mae:
6,494,138	6.0000%, 11/20/34	7,398,390
1,440,896	5.5000%, 9/15/35	1,646,290
8,071,502	5.5000%, 3/15/36	9,031,298
6,479,780	5.5000%, 5/20/36	7,271,419
5,269,520	5.0000%, 4/15/39	5,840,345

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)

	Ginnie Mae: (continued)
$6,322,168	5.0000%, 10/15/39	$7,071,824
9,993,075	5.0000%, 11/15/39	11,159,347
3,015,844	5.0000%, 1/15/40	3,345,105
2,383,164	5.0000%, 4/15/40	2,643,106
3,519,328	5.0000%, 4/15/40	3,951,152
3,916,488	5.0000%, 5/15/40	4,397,045
2,298,216	5.0000%, 5/20/40	2,561,109
3,159,378	5.0000%, 7/15/40	3,504,143
9,698,175	5.0000%, 7/15/40	10,828,346
10,223,919	5.0000%, 2/15/41	11,444,306
9,168,721	5.5000%, 4/20/41	10,225,834
4,488,382	5.0000%, 5/15/41	5,005,133
2,504,462	4.5000%, 7/15/41	2,775,089
1,571,196	5.5000%, 9/20/41	1,752,348
8,348,604	5.0000%, 10/20/41	9,285,399
10,015,967	5.5000%, 1/20/42	11,183,285
8,525,079	6.0000%, 4/20/42	9,637,526
3,490,141	3.5000%, 5/20/42	3,840,401
5,492,926	6.0000%, 5/20/42	6,209,705

Total Mortgage-Backed Securities (cost $588,209,933)		596,218,137

Preferred Stock – 0%
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 8.0000% (144A) (cost $1,900,000)	2,005,687

U.S. Treasury Notes/Bonds – 4.8%
	U.S. Treasury Notes/Bonds:
$71,980,000	0.2500%, 8/31/14	71,994,036
70,118,000	0.3750%, 3/15/15	70,287,826
4,325,000	0.3750%, 6/15/15	4,334,122
42,733,000	0.2500%, 7/15/15	42,669,584
32,278,000	0.8750%, 1/31/17	32,772,241
2,448,000	0.8750%, 2/28/17	2,485,677
65,113,000	0.7500%, 6/30/17	65,606,426
50,145,000	3.1250%, 5/15/21	57,322,003
34,366,000	2.1250%, 8/15/21	36,352,767
34,750,000	1.6250%, 8/15/22	34,711,984
9,911,000	2.7500%, 8/15/42	9,746,854

Total U.S. Treasury Notes/Bonds (cost $418,078,578)		428,283,520

Money Market – 1.7%
153,199,850	Janus Cash Liquidity Fund LLC, 0% (cost $153,199,850)	153,199,850

Total Investments (total cost $7,738,056,294) – 99.4%		8,873,444,029

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		49,645,857

Net Assets – 100%		$8,923,089,886

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$44,144,093	0.5%
Bermuda	5,461,298	0.1%
Brazil	46,298,201	0.5%
Canada	165,792,021	1.9%
Cayman Islands	11,465,582	0.1%
Chile	7,193,302	0.1%
France	9,093,066	0.1%
Germany	26,693,880	0.3%
Jersey	79,085,358	0.9%
Luxembourg	20,917,000	0.2%
Mexico	19,400,238	0.2%
Netherlands	165,005,076	1.9%
Switzerland	157,123,738	1.8%
United Kingdom	182,517,972	2.0%
United States††	7,933,253,204	89.4%

Total	$8,873,444,029	100.0%

††	Includes Cash Equivalents (87.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: British Pound 11/15/12	14,510,000	$23,424,232	$67,458

HSBC Securities (USA), Inc.: British Pound 11/8/12	13,875,000	22,399,625	156,477

JPMorgan Chase & Co.: British Pound 10/25/12	18,000,000	29,060,329	(220,189)

RBC Capital Markets Corp.: British Pound 10/18/12	16,100,000	25,993,503	(335,254)

Total		$100,877,689	$(331,508)

See Notes to Schedules of Investments and Financial Statements.

20 | SEPTEMBER 30, 2012

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify improving businesses, regardless of geography, and capitalize on these underestimated asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

Overview

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended September 30, 2012, the Fund’s Class T Shares had a return of 23.43% versus a 30.20% return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 20.98% during the same time period. We believe much of the relative underperformance overlapped with the final restructuring of the portfolio as a new portfolio manager took over management of the Fund.

Investment Environment

Global equity markets climbed during the 12-month period, but experienced plenty of volatility along the way. When macroeconomic concerns reared their head, as they did in May and June, markets sold off quickly. But when central banks took stimulative action to try and correct the economy, as they did in September, investor confidence was restored and a risk-on trading environment ensued.

Performance Discussion

While we are cognizant of both positive and negative macroeconomic events, these events are not the key determinant in our Fund’s relative performance. We look for companies undergoing dynamic changes within their business or industry that we believe will reshape the company’s performance over time. We specifically seek these special situations in companies that are out of favor, or generally unrecognized by the market. When we correctly identify the positive changes at work, the stock should move significantly from being out of favor to in favor as the company executes on a turnaround or positive change factor. For the stocks that were large contributors to performance, the market began to recognize some of the positive changes for the company that we had previously identified as significant growth drivers. For the stocks that were large detractors, we remain confident that the changes we have identified with these companies are transformative to their businesses and can lead to outperformance over time. The Fund also includes companies that I believe have materially undervalued and underappreciated growth potential (undervalued growth) and companies we characterize as “classic value.” Undervalued growth companies have cash flow per share growth potential not reflected in the free cash flow yields, therefore providing attractive entry prices, in our view.

One of the Fund’s largest detractors this year was Cobalt International Energy. The stock has come off highs established in February, when the company announced positive results for one of its oil basins. We believe the oil-focused exploration and production company is still materially undervalued relative to the potential oil reserves it holds in offshore West Africa and the Gulf of Mexico.

Another large detractor to performance was Delta Air Lines. Delta is actually one of four airline positions in our portfolio, and collectively they demonstrate our approach in terms of identifying special situations. Airline stocks generally traded down in recent months over fears that rising fuel prices would negatively impact the airlines, and that the slowing economy will adversely impact air travel. We still feel very positive about our airline investments, however, and believe the market has failed to recognize some game-changing dynamics in the industry that actually address these macroeconomic concerns. The industry is consolidating, and at the same time, older airplanes are being retired and taken out of the system. These forces reduce airline capacity and give pricing power to the major airlines which affords the opportunity to pass on higher fuel costs to passengers. We saw this thesis play out with price increases in recent months. Meanwhile, if the economy causes the number of travelers to decrease, these airlines can still take out more capacity to reduce costs.

St. Joe Co. was one of our top contributors this year, and represents a positive turnaround story that we identified. We maintained our conviction in St. Joe Co., believing the management team would be able to turn the company around by reducing its cost structure and increasing its

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

revenues through better management of several specific projects. We have now seen the stock rise as the company reported positive cash flow for two quarters in a row. We continue to believe that many of the company’s real estate holdings are undervalued and that the new management team will further execute its turnaround and unlock the true value of these holdings.

Another top contributor to the Fund’s performance was Microsoft. The stock was materially undervalued at the end of 2011 on metrics such as cash flow generation, in our view. We felt it would not take a significant change in investor sentiment to move the stock higher and our thesis started to play out in 2012: the company reported good earnings and guidance for 2012, and upcoming product launches, such as Windows 8, have received a positive reception. These factors helped the stock to perform well during the year.

Derivatives

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

It defied logic to see the market rise in spite of weakening fundamentals in the third quarter of 2012. In order for the rally to continue, we will need to see improvements in the fundamentals of businesses before the effect of stimulus efforts wear off. The global economy faces several headwinds and we question whether this will happen. However, our stock specific research should have a much larger relative impact on our Fund’s performance than the economic environment. Macroeconomic fears, or other concerns about the business, are already well known and priced into the companies in our portfolio. If we correctly identify an overlooked change in the business or industry, our Fund should outperform over the long term, regardless of the economic climate.

Thank you for your investment in Janus Contrarian Fund.

22 | SEPTEMBER 30, 2012

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

St. Joe Co.	2.27%
Microsoft Corp.	2.26%
Ball Corp.	1.93%
Dresser-Rand Group, Inc.	1.93%
Apple, Inc. – Call expired July 2012 exercise price $550.00	1.86%

5 Bottom Performers – Holdings

Contribution

Cobalt International Energy, Inc.	–0.85%
S&P 500® Index – Put expired September 2012 exercise price $1,275.00	–0.67%
S&P 500® E-mini – expired September 2012	–0.65%
Atmel Corp.	–0.65%
Delta Air Lines, Inc.	–0.49%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.77%	22.42%	19.87%
Utilities	0.55%	0.08%	3.63%
Health Care	0.52%	8.13%	11.66%
Materials	0.36%	4.58%	3.48%
Energy	0.10%	20.99%	11.58%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.70%	14.32%	10.90%
Industrials	–2.61%	12.74%	10.51%
Other**	–1.99%	2.97%	0.00%
Financials	–0.83%	10.00%	14.18%
Telecommunication Services	–0.20%	–0.16%	3.04%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

St. Joe Co. Real Estate Operating/Development	7.1%
United Continental Holdings, Inc. Airlines	6.9%
BP PLC (ADR) Oil Companies – Integrated	6.1%
Motorola Solutions, Inc. Wireless Equipment	5.9%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	5.0%

31.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions – (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

24 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	23.10%	–5.26%	9.68%	4.64%	0.91%	0.91%
MOP	16.01%	–6.37%	9.03%	4.15%

Janus Contrarian Fund – Class C Shares
NAV	22.21%	–6.04%	8.88%	3.86%	1.63%	1.63%
CDSC	20.99%	–6.04%	8.88%	3.86%

Janus Contrarian Fund – Class D Shares(1)	23.51%	–5.05%	9.86%	4.81%	0.70%	0.70%

Janus Contrarian Fund – Class I Shares	23.50%	–5.10%	9.83%	4.79%	0.66%	0.66%

Janus Contrarian Fund – Class R Shares	22.75%	–5.68%	9.22%	4.18%	1.31%	1.31%

Janus Contrarian Fund – Class S Shares	23.07%	–5.43%	9.48%	4.44%	1.07%	1.07%

Janus Contrarian Fund – Class T Shares	23.43%	–5.10%	9.83%	4.79%	0.82%	0.82%

S&P 500® Index	30.20%	1.05%	8.01%	2.32%

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	8.61%	2.08%

Lipper Quartile – Class T Shares	3rd	4th	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	548/806	584/594	52/344	86/240

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

26 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$981.00	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$977.00	$8.75

Hypothetical (5% return before expenses)	$1,000.00	$1,016.15	$8.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$982.40	$3.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$981.70	$2.72

Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	$2.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$979.40	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$980.20	$4.90

Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$982.40	$3.67

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.74

†	Expenses are equal to the net annualized expense ratio of 0.88% for Class A Shares, 1.77% for Class C Shares, 0.66% for Class D Shares, 0.55% for Class I Shares, 1.24% for Class R Shares, 0.99% for Class S Shares and 0.74% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 27

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Common Stock – 94.8%
Airlines – 11.8%
15,526,289	AirAsia Bhd	$15,348,410
5,588,846	Delta Air Lines, Inc.*	51,193,829
5,261,675	U.S. Airways Group, Inc.*	55,037,121
8,714,842	United Continental Holdings, Inc.*,**	169,939,419
		291,518,779
Apparel Manufacturers – 3.1%
2,361,635	Hanesbrands, Inc.*	75,288,924
Applications Software – 3.7%
3,063,353	Microsoft Corp.**	91,226,652
Building and Construction Products – Miscellaneous – 2.0%
2,298,885	USG Corp.*	50,460,526
Casino Services – 3.5%
6,582,624	International Game Technology	86,166,548
Consumer Products – Miscellaneous – 0.9%
8,325,900	Samsonite International S.A.	15,977,894
144,254	SodaStream International, Ltd.*	5,650,429
		21,628,323
Containers – Metal and Glass – 3.0%
1,729,117	Ball Corp.	73,158,940
Distribution/Wholesale – 3.1%
49,848,000	Li & Fung, Ltd.	77,274,751
Diversified Operations – 1.1%
478,505	Tyco International, Ltd. (U.S. Shares)	26,920,691
E-Commerce/Products – 3.3%
1,677,120	eBay, Inc.*	81,189,379
Electric – Transmission – 0.3%
203,010	Brookfield Infrastructure Partners L.P.	7,217,006
Enterprise Software/Services – 1.0%
781,068	Oracle Corp.	24,595,831
Filtration and Separations Products – 1.0%
717,515	Polypore International, Inc.*	25,364,155
Finance – Investment Bankers/Brokers – 0.8%
1,507,988	CETIP S.A. – Mercados Organizados	19,793,970
Footwear and Related Apparel – 1.0%
546,560	Wolverine World Wide, Inc.	24,250,867
Internet Gambling – 0.7%
9,849,966	Bwin.Party Digital Entertainment PLC**	16,523,960
Medical – Drugs – 2.7%
956,360	Abbott Laboratories	65,568,042
Medical – Generic Drugs – 2.8%
585,155	Perrigo Co.	67,977,456
Multimedia – 1.1%
1,158,780	News Corp. – Class A	28,424,873
Oil Companies – Exploration and Production – 6.1%
279,645	Apache Corp.	24,180,903
1,196,659	Cobalt International Energy, Inc.*	26,649,596
341,560	EOG Resources, Inc.	38,271,798
1,311,765	Whiting Petroleum Corp.*	62,151,426
		151,253,723
Oil Companies – Integrated – 6.1%
3,570,192	BP PLC (ADR)**	151,233,333
Oil Field Machinery and Equipment – 5.0%
2,237,125	Dresser-Rand Group, Inc.*	123,287,959
Pharmacy Services – 3.0%
2,193,174	Omnicare, Inc.	74,502,121
Property and Casualty Insurance – 0.8%
1,483,560	Lancashire Holdings, Ltd.	19,725,707
Real Estate Operating/Development – 7.1%
8,934,495	St. Joe Co.*,£	174,222,653
Reinsurance – 2.3%
633,900	Berkshire Hathaway, Inc. – Class B*	55,909,980
Resorts and Theme Parks – 0.6%
245,129	Vail Resorts, Inc.	14,131,687
Retail – Automobile – 0.1%
107,658	CarMax, Inc.*	3,046,721
Retail – Restaurants – 0.5%
18,759,000	Ajisen China Holdings, Ltd.	12,459,549
Semiconductor Components/Integrated Circuits – 0.4%
1,863,800	Atmel Corp.*	9,803,588
Telecommunication Services – 2.3%
1,690,695	Amdocs, Ltd. (U.S. Shares)**	55,776,028
Tobacco – 1.6%
1,314,500	Japan Tobacco, Inc.**	39,458,588
Toys – 1.2%
853,515	Mattel, Inc.	30,282,712
Transportation – Railroad – 4.3%
1,289,271	Canadian Pacific Railway, Ltd. (U.S. Shares)	106,867,673
Wireless Equipment – 6.5%
2,884,740	Motorola Solutions, Inc.	145,823,607
1,445,375	Telefonaktiebolaget L.M. Ericsson (ADR)	13,196,274
		159,019,881

Total Common Stock (cost $2,257,865,606)		2,335,531,576

Purchased Options – Calls – 0.2%
27,405	United Continental Holdings, Inc. expires March 2013 exercise price $25.00	1,980,178
14,150	United Continental Holdings, Inc. expires May 2013 exercise price $22.50	2,511,573

Total Purchased Options – Calls (premiums paid $5,786,964)		4,491,751

Money Market – 5.1%
125,387,214	Janus Cash Liquidity Fund LLC, 0% (cost $125,387,214)	125,387,214

Total Investments (total cost $2,389,039,784) – 100.1%		2,465,410,541

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(3,566,952)

Net Assets – 100%		$2,461,843,589

See Notes to Schedules of Investments and Financial Statements.

28 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$104,217,464	4.2%
Brazil	19,793,970	0.8%
Canada	106,867,673	4.3%
Cayman Islands	12,459,549	0.5%
Gibraltar	16,523,960	0.7%
Guernsey	55,776,028	2.3%
Israel	5,650,429	0.2%
Japan	39,458,588	1.6%
Luxembourg	15,977,894	0.7%
Malaysia	15,348,410	0.6%
Sweden	13,196,274	0.5%
Switzerland	26,920,691	1.1%
United Kingdom	151,233,333	6.1%
United States††	1,881,986,278	76.4%

Total	$2,465,410,541	100.0%

††	Includes Cash Equivalents (71.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 11/15/12	11,600,000	$18,726,471	$53,929
Japanese Yen 11/15/12	860,000,000	11,027,260	29,851

		29,753,731	83,780

HSBC Securities (USA), Inc.:
British Pound 11/8/12	13,800,000	22,278,546	155,631
Japanese Yen 11/8/12	910,000,000	11,667,699	(23,805)

		33,946,245	131,826

JPMorgan Chase & Co.:
British Pound 10/25/12	11,600,000	18,727,768	(141,899)
Japanese Yen 10/25/12	1,145,000,000	14,678,994	(14,171)

		33,406,762	(156,070)

Total		$97,106,738	$59,536

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended September 30, 2012, Janus Enterprise Fund’s Class T Shares returned 23.20%, underperforming the Fund’s benchmark, the Russell Midcap Growth Index, which returned 26.69%.

Investment Environment

Global equity markets enjoyed a significant climb over the last 12 months, though there were some volatile bumps along the way. Macroeconomic issues dominated investor sentiment toward the end of 2011, and again during the summer. Sandwiched around those periods were strong first and third quarters in 2012. When central banks and political leaders took measures to improve confidence, such as the stimulative measures announced by European and U.S. central banks in September, the market responded favorably and investors rotated out of defensive stocks and back into riskier areas of the market.

Asset Class Overview

Both small-cap and large-cap stocks outperformed mid-cap stocks during the one-year period. Value beat growth across the market spectrum. Within the Russell Midcap Growth Index, materials and health care were among the best performing sectors, while consumer staples and utilities were relative underperformers.

Performance Discussion

During the course of market volatility this year, our portfolio has performed like we expect it to. We tend to focus on high-quality companies with strong balance sheets, predictable and sustainable growth, and management teams that make wise capital allocation decisions. We expect to outperform the benchmark when uncertainty is high and companies with strong, defensible businesses tend to be in favor. This played out during the summer, when the Fund outperformed the benchmark during a volatile second quarter in which negative economic news weighed on investors.

In periods where there is a sudden sharp rally, as we experienced in September, investors gravitate toward stocks with more macroeconomic sensitivity and we expect our performance to more closely resemble the benchmark. We saw that this year, as the Fund posted strong gains, but was below its benchmark due largely to the performance of a few specific stocks.

Our technology holdings detracted from performance during the prior 12 months, with two semiconductor companies, Atmel and ON Semiconductor, accounting for much of the underperformance. A weak end market in China has affected ON in recent months. The turnaround from its acquisition of Sanyo has also taken longer than expected. We expect ON to face headwinds in a weak economic environment, but that has not changed our conviction. Over the long term we believe there will be growing demand for the company’s low-cost analog chips. We also believe the company has a competitive advantage by maintaining less research and development costs than its competitors, and that the company will eventually be able to improve Sanyo’s operations.

For Atmel, the competitive intensity has increased for its touch-screen business. While the touch-screen industry is becoming more competitive, we still believe Atmel’s touch business will lead to increased cash flow generation for the next several years. We also like Atmel for its core microcontroller business, which has many attributes of good long-term growth. This is a high margin business with a growing end market, and Atmel has steadily been gaining market share.

Our stock selections and underweight to the materials sector also detracted from performance during the past year. While our materials holdings had positive returns, they lagged those of the benchmark, where the materials sector was the top-performing sector for the past 12 months. We tend to hold fewer materials companies in our portfolio due to the cyclical nature of many of these companies. In many cases, the success of these companies is tied to a commodity price, and the businesses lack the stable, recurring revenue we typically

30 | SEPTEMBER 30, 2012

(unaudited)

seek for our holdings. We prefer companies that have created a niche within their respective market, and control their own destinies.

Crown Castle, the largest position in our portfolio and one of the top-performing holdings for the past 12 months, demonstrates many of the characteristics we like in companies. The company leases spectrum space on its cellular towers to mobile carriers. These rental contracts usually involve 10-year agreements or longer, which strive to achieve a predictable, long-term recurring revenue stream. Meanwhile, we think Crown Castle is also poised for long-term growth as mobile carriers rent more tower space to keep up with the growth in mobile data transmission. Investors have come to appreciate these growth drivers, which helped Crown Castle’s stock gain during the year.

Verisk is another of our largest holdings, and was a key contributor to performance this year. The company provides risk assessment services and work flow tools that the insurance industry depends on for property and casualty insurance underwriting. The necessity of this data has created a stable source of revenue for Verisk. We believe the company has executed well since its IPO and we feel management has used the business’s free cash flow prudently. Moreover, the company’s health care IT business, which it has been building in recent years, appears to be reaching an inflection point.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

We are often asked by clients whether we are bullish or bearish on the economy, and how are we positioning our portfolio to take advantage of that viewpoint. It is an understandable question, given the radical headlines we read in the newspaper each day, and after the difficult prior decade in stocks. However, we would encourage clients to take a step back and attempt to extend the time horizon beyond the next few months.

Our perspective is that we want to own companies that can do well through different economic environments. This does not mean we will only own defensive companies. Rather, we want to own companies that can grow through an economic cycle. This may be a market share gainer in a cyclical end market, or it may be a company that operates in a fast-growing, non-economically sensitive part of the economy. In either case, however, it is the company’s ability to grow at high returns on capital over time that attracts us to the stock. That is much more important to us than any near-term macroeconomic outlook. This commitment to long-term growth is manifested in the portfolio’s low turnover rate. We own companies through economic cycles, and as such, focusing on long-term growth, purchased at reasonable valuations, is ultimately what matters to us.

We believe Janus’s team of research analysts does a tremendous job finding and analyzing these long-term winners. It is difficult at best to assess whether the market will be up or down over the next quarter. However, we can find long-term growth businesses in almost all economic and market environments. If we buy stocks of those companies at reasonable valuations, they should be able to compound value over time at a rate that will provide us with acceptable investment returns relative to the risk being incurred.

Thank you for your continued investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	2.62%
Verisk Analytics, Inc. – Class A	1.45%
Amphenol Corp. – Class A	1.04%
Dresser-Rand Group, Inc.	0.99%
TransDigm Group, Inc.	0.95%

5 Bottom Performers – Holdings

Contribution

Atmel Corp.	–0.97%
ON Semiconductor Corp.	–0.32%
Arcos Dorados Holdings, Inc. – Class A	–0.31%
C.H. Robinson Worldwide, Inc.	–0.26%
Electronic Arts, Inc.	–0.25%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Consumer Staples	1.43%	0.94%	6.58%
Telecommunication Services	1.33%	4.58%	1.66%
Energy	0.47%	6.84%	8.23%
Industrials	0.22%	22.65%	14.82%
Utilities	0.13%	0.23%	0.40%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Information Technology	–1.66%	28.36%	18.23%
Materials	–1.30%	2.56%	7.96%
Other**	–1.08%	3.13%	0.00%
Consumer Discretionary	–1.08%	5.33%	21.80%
Health Care	–0.89%	19.63%	13.39%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

32 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Crown Castle International Corp. Wireless Equipment	4.0%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.0%
Verisk Analytics, Inc. – Class A Consulting Services	2.9%
MSCI, Inc. Decision Support Software	2.7%
Solera Holdings, Inc. Transactional Software	2.5%

15.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	22.93%	2.62%	11.14%	9.66%	1.06%	1.06%
MOP	15.85%	1.41%	10.49%	9.34%

Janus Enterprise Fund – Class C Shares
NAV	22.02%	1.70%	10.33%	8.87%	1.78%	1.78%
CDSC	20.80%	1.70%	10.33%	8.87%

Janus Enterprise Fund – Class D Shares(1)	23.30%	2.81%	11.26%	9.75%	0.84%	0.84%

Janus Enterprise Fund – Class I Shares	23.42%	2.76%	11.23%	9.73%	0.73%	0.73%

Janus Enterprise Fund – Class N Shares	23.20%	2.76%	11.23%	9.73%	0.69%	0.69%

Janus Enterprise Fund – Class R Shares	22.57%	2.16%	10.71%	9.26%	1.44%	1.44%

Janus Enterprise Fund – Class S Shares	22.91%	2.46%	10.98%	9.52%	1.19%	1.19%

Janus Enterprise Fund – Class T Shares	23.20%	2.76%	11.23%	9.73%	0.94%	0.94%

Russell Midcap® Growth Index	26.69%	2.54%	11.11%	9.09%

Lipper Quartile – Class T Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	429/542	100/400	36/263	10/44

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

34 | SEPTEMBER 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on July 12, 2012. The performance shown for periods prior to July 12, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$978.00	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$974.50	$9.92

Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$10.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$980.00	$4.31

Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$980.50	$3.71

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/12/12)	(9/30/12)	(7/12/12 - 9/30/12)*

Actual	$1,000.00	$1,055.80	$2.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$977.00	$7.17

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$978.40	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$979.60	$4.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

†	Expenses are equal to the net annualized expense ratio of 1.25% for Class A Shares, 2.01% for Class C Shares, 0.87% for Class D Shares, 0.75% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (July 12, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.92% for Class N Shares multiplied by the average account value over the period, multiplied by 81/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

36 | SEPTEMBER 30, 2012

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 95.6%
Advertising Agencies – 0.7%
338,555	Omnicom Group, Inc.	$17,455,896
Advertising Sales – 0.8%
547,824	Lamar Advertising Co. – Class A*	20,302,357
Aerospace and Defense – 1.6%
277,297	TransDigm Group, Inc.*	39,340,125
Agricultural Chemicals – 1.8%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	44,245,631
Airlines – 1.3%
1,000,942	Ryanair Holdings PLC (ADR)**	32,280,379
Auction House – Art Dealer – 0.7%
881,004	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	16,941,707
Automotive – Truck Parts and Equipment – Original – 0.5%
216,281	WABCO Holdings, Inc.*	12,472,925
Broadcast Services and Programming – 0.7%
307,365	Discovery Communications, Inc. – Class C*	17,224,735
Commercial Services – 0.9%
271,219	CoStar Group, Inc.*	22,115,197
Commercial Services – Finance – 1.3%
785,606	Global Payments, Inc.	32,861,899
Computer Aided Design – 0.6%
205,730	ANSYS, Inc.*	15,100,582
Computers – 0.6%
21,981	Apple, Inc.	14,667,042
Computers – Integrated Systems – 1.1%
689,994	Jack Henry & Associates, Inc.	26,150,773
Consulting Services – 5.1%
1,144,432	Gartner, Inc.*	52,746,871
1,492,890	Verisk Analytics, Inc. – Class A*	71,076,493
		123,823,364
Containers – Metal and Glass – 0.8%
442,867	Ball Corp.	18,737,703
Decision Support Software – 2.7%
1,813,373	MSCI, Inc.*	64,900,620
Diagnostic Kits – 0.8%
188,220	IDEXX Laboratories, Inc.*	18,699,657
Distribution/Wholesale – 4.1%
384,377	Fastenal Co.	16,524,367
31,869,390	Li & Fung, Ltd.	49,404,172
169,787	W.W. Grainger, Inc.	35,378,517
		101,307,056
Electric – Transmission – 0.6%
397,460	Brookfield Infrastructure Partners L.P.	14,129,703
Electric Products – Miscellaneous – 1.2%
851,386	AMETEK, Inc.	30,181,634
Electronic Components – Miscellaneous – 2.8%
2,691,481	Flextronics International, Ltd.*	16,148,886
1,533,614	TE Connectivity, Ltd. (U.S. Shares)	52,158,212
		68,307,098
Electronic Components – Semiconductors – 3.0%
5,594,936	ON Semiconductor Corp.*	34,520,755
1,130,715	Xilinx, Inc.	37,777,188
		72,297,943
Electronic Connectors – 2.3%
954,626	Amphenol Corp. – Class A	56,208,379
Electronic Design Automation – 0.6%
1,161,515	Cadence Design Systems, Inc.*	14,942,890
Electronic Forms – 1.2%
899,792	Adobe Systems, Inc.*	29,207,248
Entertainment Software – 0.3%
636,961	Electronic Arts, Inc.*	8,083,035
Finance – Investment Bankers/Brokers – 0.7%
621,101	LPL Financial Holdings, Inc.	17,726,223
Footwear and Related Apparel – 0.8%
439,290	Wolverine World Wide, Inc.	19,491,297
Instruments – Controls – 3.1%
128,700	Mettler-Toledo International, Inc.*	21,974,238
1,792,059	Sensata Technologies Holding N.V.*,**	53,349,596
		75,323,834
Instruments – Scientific – 1.7%
269,040	Thermo Fisher Scientific, Inc.	15,827,623
311,260	Waters Corp.*	25,937,296
		41,764,919
Insurance Brokers – 1.0%
482,016	Aon PLC	25,204,617
Investment Management and Advisory Services – 1.3%
503,987	T. Rowe Price Group, Inc.	31,902,377
Machinery – General Industrial – 1.8%
395,722	Roper Industries, Inc.	43,485,891
Media – 0.4%
542,350	Workday, Inc. – Private Placement°°,§	10,250,415
Medical – Biomedical and Genetic – 2.7%
439,637	Celgene Corp.*,**	33,588,267
938,992	Incyte Corp., Ltd.*	16,948,805
274,446	Vertex Pharmaceuticals, Inc.*	15,355,254
		65,892,326
Medical – Drugs – 1.7%
241,492	Medivation, Inc.*	13,610,489
515,303	Valeant Pharmaceuticals International, Inc. (U.S. Shares)**	28,480,797
		42,091,286
Medical – Generic Drugs – 0.5%
503,737	Impax Laboratories, Inc.*	13,077,012
Medical Information Systems – 1.8%
477,037	athenahealth, Inc.*	43,777,685
Medical Instruments – 3.3%
1,364,579	St. Jude Medical, Inc.	57,489,713
306,852	Techne Corp.	22,074,933
		79,564,646
Medical Products – 4.3%
550,809	Henry Schein, Inc.*	43,662,630
1,028,132	Varian Medical Systems, Inc.*	62,016,922
		105,679,552

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 37

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Metal Processors and Fabricators – 1.5%
224,594	Precision Castparts Corp.	$36,685,184
Multimedia – 0.7%
170,220	Factset Research Systems, Inc.	16,412,612
Oil Companies – Exploration and Production – 0.4%
465,954	Ultra Petroleum Corp. (U.S. Shares)*,**	10,241,669
Oil Field Machinery and Equipment – 3.0%
1,352,970	Dresser-Rand Group, Inc.*	74,562,177
Patient Monitoring Equipment – 1.3%
1,274,076	Masimo Corp.	30,807,158
Pipelines – 1.1%
610,928	Energy Transfer Equity L.P.	27,613,946
Printing – Commercial – 1.9%
1,344,778	VistaPrint N.V. (U.S. Shares)*,**	45,924,169
Retail – Catalog Shopping – 1.0%
379,165	MSC Industrial Direct Co., Inc. – Class A	25,578,471
Retail – Petroleum Products – 1.1%
787,004	World Fuel Services Corp.	28,025,212
Semiconductor Components/Integrated Circuits – 1.4%
6,364,479	Atmel Corp.*	33,477,160
Semiconductor Equipment – 3.1%
835,965	ASML Holding N.V. (U.S. Shares)**	44,874,601
670,736	KLA-Tencor Corp.	31,997,461
		76,872,062
Telecommunication Equipment – Fiber Optics – 0.4%
714,882	Corning, Inc.	9,400,698
Telecommunication Services – 2.3%
1,732,641	Amdocs, Ltd. (U.S. Shares)	57,159,827
Transactional Software – 2.5%
1,414,293	Solera Holdings, Inc.	62,045,034
Transportation – Railroad – 0.7%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)**	17,052,131
Transportation – Services – 3.0%
605,756	C.H. Robinson Worldwide, Inc.	35,467,014
1,027,684	Expeditors International of Washington, Inc.	37,366,590
		72,833,604
Transportation – Truck – 1.1%
588,020	Landstar System, Inc.	27,801,586
Vitamins and Nutrition Products – 0.9%
296,990	Mead Johnson Nutrition Co.	21,763,427
Wireless Equipment – 5.0%
1,543,002	Crown Castle International Corp.*	98,906,428
460,930	Motorola Solutions, Inc.	23,300,012
		122,206,440

Total Common Stock (cost $1,710,463,894)		2,343,680,225

Money Market – 4.5%
109,178,777	Janus Cash Liquidity Fund LLC, 0% (cost $109,178,777)	109,178,777

Total Investments (total cost $1,819,642,671) – 100.1%		2,452,859,002

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(1,465,801)

Net Assets – 100%		$2,451,393,201

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$63,533,875	2.6%
Canada	116,961,935	4.8%
Guernsey	57,159,827	2.3%
Ireland	32,280,379	1.3%
Netherlands	144,148,366	5.9%
Singapore	16,148,886	0.7%
Switzerland	52,158,212	2.1%
United Kingdom	25,204,617	1.0%
United States††	1,945,262,905	79.3%

Total	$2,452,859,002	100.0%

††	Includes Cash Equivalents (74.9% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Canadian Dollar 11/15/12	15,100,000	$15,348,234	$28,548
Euro 11/15/12	8,700,000	11,184,043	56,009

		26,532,277	84,557

HSBC Securities (USA), Inc.: Euro 11/8/12	7,400,000	9,512,180	79,738

JPMorgan Chase & Co.: Euro 10/25/12	7,550,000	9,703,553	(43,479)

Total		$45,748,010	$120,816

See Notes to Schedules of Investments and Financial Statements.

38 | SEPTEMBER 30, 2012

Janus Forty Fund (unaudited)

Fund Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multi-year growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended September 30, 2012, Janus Forty Fund’s Class S Shares returned 32.51%, versus a return of 29.19% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 30.20% over the same period. This outperformance was largely driven by strong performing selections within the technology, health care and consumer discretionary sectors. Our holdings in industrials, materials and financials were the largest detractors from relative results.

Investment Environment

Stocks rallied during the 12-month period, but markets have been volatile and trading has been heavily influenced by both positive and negative macroeconomic events. Stocks have traded down when the fiscal stability of countries like Greece, Spain and Italy are called into question, only to rise again when Europe’s leaders take action to stem the tide, or at least put problems off for another day. We saw this volatility most recently when stocks traded down during the summer over fears of a Greek exit from the eurozone and the need to recapitalize Spanish banks. The European Central Bank then took stimulative measures in September that encouraged a risk-on trading environment.

Portfolio Manager Comments

Our emphasis on identifying companies with durable growth characteristics such as wide competitive moats, or a proven ability to gain market share or expand into new addressable markets with innovative products or services was rewarded over the past 12 months. Some of these companies that had been delivering on business fundamentals in recent years without stock performance to match have been like coiled springs in the portfolio this year. We are heartened that the Fund has generally been performing well in both up and down market environments. In the first quarter of 2012, as many of these companies executed on the business drivers that set them apart and their strong growth potential was recognized by the market, the Fund outperformed its benchmark. In the second quarter, macroeconomic concerns stirred fear-based trades favoring safer, dividend paying stocks with less economic sensitivity. We maintained that many of our companies were producing indispensable or differentiating products or services that would sell in any economic environment. We saw that conviction play out in the tough second quarter as the Fund stayed in line with its benchmark in a down market. In the third quarter, the springs uncoiled further as investors again started differentiating between companies based on the risk and underlying fundamentals of the individual business, not just the economic outlook.

Our technology holdings were a key driver of relative outperformance during the year. A couple of our technology stocks, Apple and eBay, are our largest positions in the Fund and represent some of the companies we have the highest conviction in. In the case of Apple, we believe the sum of the company’s ecosystem is greater than its individual parts. Once a consumer or business starts using an Apple product, they typically become very loyal to the brand. Not only do they branch out and buy other types of Apple products, but they go back to the Apple name when they want to update existing devices. We have seen this thesis play out globally as Apple has continued to report record sales and profits and it increases its presence in new markets. The loyalty to the Apple ecosystem and stickiness of its customer base is a competitive moat that we think the market is still not giving Apple enough credit for.

Throughout the year, we have seen eBay continue to execute on the business drivers that set it apart from other e-commerce platforms. A string of acquisitions and new services by the company helped eBay serve as a stronger partner to the merchants that use its platform. These services enhance eBay’s competitive positioning relative to other e-commerce platforms. Meanwhile, eBay’s

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

PayPal is making inroads with its new offline business, most recently announcing a deal with Discover Financial Services that will allow PayPal customers to use the payment service in any store that accepts Discover cards. The partnership should make it easier for retailers to accept PayPal as a payment service, and help expand the franchise as customers start using PayPal in stores.

Our holdings in the health care sector were also a key driver of relative outperformance. Within the sector we tend to emphasize pharmaceutical companies with new drugs that either significantly reduce patient treatment costs or that substantially improve patient outcomes. In an environment of increased legislative restrictions and heightened awareness of drug costs, we believe these drugs will have an easier time gaining regulatory approval and rapid market acceptance. Some of those companies released positive data on new drugs this year that points to larger markets for the drugs, or the ability to greatly improve patients’ conditions.

Our industrials holdings were the largest detractor from relative performance. Our holdings are mostly concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector. One of our weakest holdings in the sector was the logistics company C.H. Robinson Worldwide. The company has been impacted by a shortage of trucking capacity, which has reduced profitability as truckers have demanded better pricing. We like C.H. Robinson’s business model, however, which has posted solid annual growth for years. We think the long-term opportunity and value of the business remains intact.

Materials was another weak sector for the portfolio over the past year, primarily due to poor performance of a copper mining stock, Turquoise Hill Resources (formerly called Ivanhoe Mines). The stock declined after another mining company was able to acquire a majority stake in Turquoise Hill without having to pay a control premium. We think Turquoise Hill may find another single buyer for the equity held by minority shareholders, or a combination of mining companies may divide the company’s assets. Progress on its mine in Mongolia has continued, meanwhile. Regardless of potential merger-and-acquisition activity, we like the mine because it represents one of the largest deposits of high-grade copper in the world, and is a low-cost mine relative to other copper mines. We continue to think the mine’s ongoing construction and production growth is what ultimately matters and that the value of the mine will eventually accrue to shareholders.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Stocks that Contributed to Performance

As mentioned, Apple was our top performing stock over the past 12 months. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

eBay was another top contributor to performance. The company is seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

News Corp. was another large contributor. We feel the fundamental growth rates for the company’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward.

Stocks that Detracted from Performance

Turquoise Hill Resources was the largest detractor from performance. As mentioned, the stock has traded down since another company acquired a majority stake in the firm. However, we still like the potential of the mine, which represents one of the largest high-grade copper deposits in the world, and also represents a lower cost opportunity to mine copper than competitors.

Zynga was another large detractor from performance. We liked Zynga’s social gaming platform, but the company’s reliance on Facebook to create network effects for its games has proved challenging. We sold the position to pursue other opportunities.

Facebook also detracted. While the company is the leading social media network, Facebook has been challenged monetizing this asset, especially as Facebook usage migrates from desktops and laptops to mobile devices. We sold the position to pursue other companies which we believe have better risk/reward profiles.

40 | SEPTEMBER 30, 2012

(unaudited)

Outlook

Macroeconomic concerns may not have been the primary focus of the market in recent months, but they haven’t gone away. A looming “fiscal cliff” (a legislatively mandated deadline on a series of tax and spending policies) and high unemployment in the U.S., debt burdens for several European countries, and slower economic growth in China are all near-term economic headwinds. These risks are all well known, however, and have largely been priced into stocks. They are also well known by businesses, many of which are preparing for slower growth.

While we pay attention to the economic risks on the horizon, we remain focused on the individual characteristics that set a business apart from its competitors. Companies that have established a wide competitive moat, or created indispensable products and services are equipped to take market share and grow revenues even in an uncertain economic environment. We have seen this with some of the technology companies we own, which are still reporting impressive demand for products or services. Other companies are carrying on with plans to take important products into new addressable markets. We have seen this both with pharmaceutical companies we hold, and also with some of the retail clothing companies we own, which have a global brand but are only beginning to establish a global presence. So while we believe the macroeconomic threats on the horizon are indeed real, we also believe the companies we own are equipped with the types of durable growth characteristics that allow them to move forward in spite of it.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	7.25%
eBay, Inc.	5.36%
News Corp. – Class A	2.74%
Express Scripts Holding Co.	2.17%
Medco Health Solutions, Inc.	2.00%

5 Bottom Performers – Holdings

Contribution

Turquoise Hill Resources, Ltd. (U.S. Shares)	–1.26%
Zynga, Inc. – Class A	–0.57%
Facebook, Inc. – Class A	–0.41%
C.H. Robinson Worldwide, Inc.	–0.35%
Ivanhoe Mines, Ltd. (U.S. Shares)	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.29%	35.67%	29.98%
Health Care	1.54%	16.63%	10.86%
Consumer Discretionary	1.05%	19.52%	14.92%
Telecommunication Services	0.93%	3.32%	1.31%
Consumer Staples	0.92%	1.00%	12.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.27%	13.97%	12.44%
Materials	–2.18%	2.10%	4.93%
Financials	–0.21%	6.29%	4.20%
Other**	–0.11%	0.01%	0.00%
Utilities	0.01%	0.00%	0.11%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

42 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	13.4%
eBay, Inc. E-Commerce/Products	8.9%
Celgene Corp. Medical – Biomedical and Genetic	7.2%
Express Scripts Holding Co. Pharmacy Services	6.0%
News Corp. – Class A Multimedia	5.7%

41.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	32.62%	0.92%	8.85%	9.78%	0.98%	0.98%
MOP	24.98%	–0.27%	8.39%	9.48%

Janus Forty Fund – Class C Shares
NAV	31.65%	0.16%	8.27%	9.23%	1.78%	1.78%
CDSC	30.33%	0.16%	8.27%	9.23%

Janus Forty Fund – Class I Shares	33.00%	1.19%	8.85%	9.78%	0.75%	0.75%

Janus Forty Fund – Class N Shares	32.51%	0.73%	8.85%	9.78%	0.68%	0.68%

Janus Forty Fund – Class R Shares	32.12%	0.47%	8.58%	9.54%	1.43%	1.43%

Janus Forty Fund – Class S Shares	32.51%	0.73%	8.85%	9.78%	1.18%	1.18%

Janus Forty Fund – Class T Shares	32.79%	0.73%	8.85%	9.78%	0.93%	0.93%

Russell 1000® Growth Index	29.19%	3.24%	8.41%	4.92%

S&P 500® Index	30.20%	1.05%	8.01%	5.79%

Lipper Quartile – Class S Shares	1st	3rd	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	45/717	362/560	49/373	2/138

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

44 | SEPTEMBER 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more other share classes of a predecessor fund(s), calculated using the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — May 1, 1997

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,026.40	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,022.80	$7.94

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,027.90	$2.69

Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,098.40	$1.83

Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,024.60	$6.12

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,025.70	$4.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,027.00	$3.60

Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59

†	Expenses are equal to the net annualized expense ratio of 0.82% for Class A Shares, 1.57% for Class C Shares, 0.53% for Class I Shares, 1.21% for Class R Shares, 0.96% for Class S Shares and 0.71% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.52% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

46 | SEPTEMBER 30, 2012

Janus Forty Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 99.1%
Apparel Manufacturers – 1.1%
5,626,500	Prada SpA	$42,014,799
Applications Software – 3.9%
4,855,404	Microsoft Corp.	144,593,931
Athletic Footwear – 1.7%
667,495	NIKE, Inc. – Class B	63,351,950
Beverages – Wine and Spirits – 1.2%
399,979	Pernod-Ricard S.A.	44,871,531
Brewery – 0%
1,528,861	Anheuser-Busch InBev N.V. – VVPR Strip*	1,964
Casino Hotels – 1.9%
6,444,818	MGM Resorts International*	69,281,794
Commercial Services – 2.2%
2,398,145	Iron Mountain, Inc.	81,800,726
Commercial Services – Finance – 1.1%
95,140	MasterCard, Inc. – Class A	42,953,807
Computers – 13.4%
746,668	Apple, Inc.	498,221,690
Computers – Memory Devices – 4.5%
6,113,799	EMC Corp.*	166,723,299
E-Commerce/Products – 10.0%
156,940	Amazon.com, Inc.*	39,912,981
6,866,977	eBay, Inc.*	332,430,356
		372,343,337
Electronic Components – Miscellaneous – 2.3%
2,479,180	TE Connectivity, Ltd. (U.S. Shares)	84,316,912
Electronic Connectors – 1.3%
817,479	Amphenol Corp. – Class A	48,133,164
Enterprise Software/Services – 2.8%
3,306,166	Oracle Corp.	104,111,167
Industrial Automation and Robotics – 5.3%
1,221,000	FANUC Corp.	196,874,904
Life and Health Insurance – 4.3%
20,150,600	AIA Group, Ltd.	75,105,411
6,659,228	Prudential PLC	86,176,980
		161,282,391
Medical – Biomedical and Genetic – 10.0%
3,511,433	Celgene Corp.*	268,273,481
587,017	Gilead Sciences, Inc.*	38,936,838
1,156,456	Vertex Pharmaceuticals, Inc.*	64,703,713
		371,914,032
Medical Instruments – 1.4%
103,185	Intuitive Surgical, Inc.*	51,141,582
Metal – Diversified – 1.7%
7,716,892	Turquoise Hill Resources, Ltd. (U.S. Shares)*	65,439,244
Metal Processors and Fabricators – 0.7%
167,300	Precision Castparts Corp.	27,326,782
Multimedia – 5.7%
8,736,748	News Corp. – Class A	214,312,428
Pharmacy Services – 6.0%
3,596,023	Express Scripts Holding Co.*	225,362,761
Retail – Apparel and Shoe – 5.2%
3,925,941	Limited Brands, Inc.	193,391,854
Retail – Jewelry – 2.4%
1,484,308	Cie Financiere Richemont S.A.	89,039,535
Transportation – Services – 5.2%
1,240,744	C.H. Robinson Worldwide, Inc.	72,645,561
1,674,304	United Parcel Service, Inc. – Class B	119,829,938
		192,475,499
Wireless Equipment – 3.8%
2,227,479	Crown Castle International Corp.*	142,781,404

Total Common Stock (cost $2,390,338,444)		3,694,062,487

Money Market – 0.9%
34,167,953	Janus Cash Liquidity Fund LLC, 0% (cost $34,167,953)	34,167,953

Total Investments (total cost $2,424,506,397) – 100.0%		3,728,230,440

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		853,769

Net Assets – 100%		$3,729,084,209

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,964	0.0%
Canada	65,439,244	1.8%
France	44,871,531	1.2%
Hong Kong	75,105,411	2.0%
Italy	42,014,799	1.1%
Japan	196,874,904	5.3%
Switzerland	173,356,447	4.6%
United Kingdom	86,176,980	2.3%
United States††	3,044,389,160	81.7%

Total	$3,728,230,440	100.0%

††	Includes Cash Equivalents (80.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

Fund Snapshot
We believe the market often undervalues predictable growth companies due to misunderstandings around the value of long-duration growth, a company’s life cycle transition or management quality and incentives. We believe buying undervalued companies with strong competitive positions and predictable cash flows should allow us to outperform the benchmark and peers over time with lower volatility. We perform in-depth research and focus on a company’s long-term strategy, with a view formed independent of conversations with management, to identify predictable growth companies in attractive industries with reasonable valuations.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the 12-month period ended September 30, 2012, Janus Fund’s Class T Shares returned 26.07%, underperforming its primary benchmark, the Russell 1000 Growth Index, which returned 29.19%. The Fund also underperformed its secondary benchmark, the S&P 500 Index, which returned 30.20%. The Fund underperformed its other benchmark, the Core Growth Index, an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index (50%) and the S&P 500 Index (50%), which returned 29.71% during the period. Major detractors relative to the index included our holdings in industrials, materials and energy. On a positive note, our selections in consumer staples, technology and health care contributed to relative performance.

We are pleased that performance has turned more positively on a calendar year-to-date basis, as we believe this reflects our repositioning of the portfolio which we undertook in the second half of calendar 2011, coincident with the addition of Barney Wilson to the Fund management team. Since January 1, 2012, the Fund has modestly outperformed both the Russell 1000 Growth Index and the S&P 500 Index, returning 16.85% versus 16.80% and 16.45% for the two indices, respectively. We believe our focused investment philosophy which we describe below is contributing to the improved performance.

Portfolio Manager Comments

We want to describe our approach to stock selection and portfolio construction so you can know what to expect from Janus Fund going forward. Simply put, we want to populate the portfolio with long duration growth businesses. We think about these businesses in two types of ways.

First, as the core of the portfolio, we are seeking to invest in a group of 30 to 40 market-share-gaining, long-duration growth businesses. We believe these companies should exhibit a consistent pattern of gaining market share with high quality business models operating in attractive industries. They should be led by management teams that have crafted what we believe to be a winning strategy and have a demonstrated track record of success. These are companies which have executed well for a meaningful period of time due to the factors we listed, and we expect them to continue to execute well going forward. Five years from today these companies should be substantially similar to today’s business, except that they should be bigger, stronger and more powerful. We believe these types of businesses have playbooks and management teams to succeed in a variety of economic environments and should be the heart of a diversified, large-cap growth portfolio.

Second, we are also looking for a moderate number of exceptional companies benefiting from significant positive change which is underappreciated by the market. Within this group, we are looking for something that has occurred within a company, such as a new management team or a new product cycle, or within the industry in which it operates that could result in meaningful value creation for shareholders in the future.

Investment Performance

Equity markets have enjoyed a significant rally over the prior 12 months, though the climb has been anything but steady. For much of the 12-month period, markets have been volatile and trading has been heavily influenced by both positive and negative macroeconomic events. Stocks have traded down when the fiscal stability of countries like Greece, Spain and Italy are called into question, or when negative economic data points to a slowdown in the

48 | SEPTEMBER 30, 2012

(unaudited)

U.S. or China. Markets then rise again when those fears recede, or the problems are viewed to be put off for another day. We believe that, despite the most recent rally, many economic problems still exist including the pending U.S. fiscal cliff and of course, sovereign debt issues in Europe. We expect continued volatility ahead as these issues take time to sort themselves out.

Through both the market upswings and downturns of the past two years, the conviction in the companies we hold has remained the same. The portfolio has experienced very little turnover in the past year, and we continue to believe that investing in market share-gaining, long-duration growth opportunities in attractive industries with reasonable valuations will be a winning strategy for the long term. Overall, we have been pleased with the performance of our holdings over the past 12 months. While the Fund had positive returns for the year, we trailed the benchmark due largely to a few holdings.

Our industrials holdings were the largest detractor from relative performance. Many of our selections rose in absolute terms but trailed the sector as higher beta, more cyclical names led the rally toward the end of the 12-month period. Our avoidance of these stocks does not reflect a macro view on the economy. We feel we have simply found more attractive opportunities in business models with less cyclical characteristics.

Our relative underperformance in the materials sector was influenced by one stock. A German potash maker we held underperformed after the company reduced its outlook for sales and profits due to a reduction in orders from wholesalers. We sold the position early in the year as we did not feel its multi-year earnings trajectory would be appealing.

Our consumer staples holdings were our largest contributor to relative performance over the past 12 months, led by several of the alcoholic beverage companies we own. These companies represent a key theme in our portfolio. Alcoholic beverage consumption is economically resilient, and generally represents a stable source of revenue. We believe alcoholic beverage companies will benefit from the growing wealth of a middle class in emerging markets that can spend more on beer and spirits. Some of the companies we invest in have made strategic acquisitions over the past decade to gain a foothold in these markets. In other cases, companies have used their size and scale to create wide distribution networks in emerging market countries, and these networks represent a significant barrier to potential new entrants.

Our selections within the technology sector were also a large contributor to relative performance. A few of these holdings comprise our largest positions in the Fund, and represent some of the companies we have the strongest conviction in. These companies are a part of technology trends that are reshaping how we live our lives and conduct business. Some of these trends include the rapid adoption of smartphones and tablets, the growing importance of e-commerce platforms to both shoppers and retailers, and the increasing importance businesses place on IT storage and analytics capabilities to drive business decisions. The technology companies we believe are at the forefront of these trends were leading individual contributors to Fund performance over the past year, and are discussed in more detail in the following section.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Individual Contributors and Detractors from Performance

J.C. Penney was our largest detractor from performance. The company’s turnaround under new management has taken longer than expected and this has weighed on performance. We sold the position this quarter due to our questions about management’s ability to execute on its intended strategy.

Zynga was another large detractor. The company has struggled lately to attract more fans to its games as consumer behavior has shifted quickly to mobile from desktop play and many of its games were not optimized for a mobile gaming experience. Since period end, we have sold the position to pursue more attractive opportunities.

Another large detractor this period was Atmel. The competitive intensity has increased for Atmel’s touch-screen business, which has impacted the stock. While the touch-screen industry is becoming more competitive, we still believe Atmel’s touch business will lead to increased cash flow generation for the next several years. We also like Atmel for its core microcontroller business, which has many attributes of good long-term growth. This is a high margin business with a growing end market, and Atmel has steadily been gaining market share.

Apple is our largest holding, and has been our top contributor to performance. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers into the Apple family. Once they get introduced to the brand, customers typically expand into other Apple devices, and also go back to the brand name

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

when it is time to upgrade their existing Apple device. We have seen this theme continue to play out as Apple expands into new markets globally. We believe the market still isn’t giving the company enough credit for its customers’ loyalty to the brand.

Another top contributor was EMC. The company is one of the largest providers of both big data and storage services, which are two of the fastest growing areas of enterprise information technology.

eBay was another top contributor. We think eBay has created a significant competitive advantage in becoming an e-commerce platform that can partner with merchants, instead of competing against them. The rate of growth in eBay’s Marketplaces business has accelerated in recent years and has recently surpassed the growth rate of e-commerce in general. The company’s PayPal unit has launched offline services that give merchants who accept PayPal in their stores valuable marketing information on their customers that credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the e-commerce business, and offer promising growth potential as more retailers choose eBay as a partner.

Outlook

Given the magnitude of some of the problems facing the global economy, we expect more volatility ahead. Monetary policy can give temporary boosts to markets, as they did in the most recent quarter, but these actions have a limited effect before negative economic data weighs on markets again. Against this backdrop, we continue to look for businesses that can control their own destiny, and can produce high single-digit or low double-digit growth without a robust economic environment. We believe companies with the ability to put up better-than-average revenue and earnings per share growth will be prized by the marketplace in the context of a slow growth environment. We are also maintaining a higher than normal allocation to cash. That higher allocation can have a drag on performance, but we like having the flexibility to take advantage of attractive opportunities when there is a market pullback.

Thank you for your investment in Janus Fund.

50 | SEPTEMBER 30, 2012

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.22%
EMC Corp.	1.06%
eBay, Inc.	0.88%
Celgene Corp.	0.83%
Limited Brands, Inc.	0.74%

5 Bottom Performers – Holdings

Contribution

J.C. Penney Co., Inc.	–0.86%
Zynga, Inc. – Class A	–0.57%
Atmel Corp.	–0.36%
OGX Petroleo e Gas Participacoes S.A.	–0.33%
Facebook, Inc. – Class A	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	1.23%	9.93%	12.51%
Information Technology	0.40%	28.09%	29.98%
Health Care	0.38%	12.63%	10.86%
Telecommunication Services	0.32%	1.18%	1.31%
Consumer Discretionary	0.12%	15.30%	14.92%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–1.89%	5.33%	0.00%
Industrials	–1.19%	10.82%	12.44%
Materials	–0.44%	3.30%	4.93%
Energy	–0.34%	10.19%	8.73%
Financials	–0.14%	3.19%	4.20%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	10.5%
Limited Brands, Inc. Retail – Apparel and Shoe	3.0%
Oracle Corp. Enterprise Software/Services	2.7%
eBay, Inc. E-Commerce/Products	2.6%
Precision Castparts Corp. Metal Processors and Fabricators	2.5%

21.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 1.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

52 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	25.92%	0.07%	6.47%	12.14%	1.08%	0.99%
MOP	18.66%	–1.11%	5.85%	11.98%

Janus Fund – Class C Shares
NAV	24.99%	–0.97%	5.87%	11.52%	1.71%	1.71%
CDSC	23.74%	–0.97%	5.87%	11.52%

Janus Fund – Class D Shares(1)	26.27%	0.20%	6.55%	12.18%	0.78%	0.78%

Janus Fund – Class I Shares	26.30%	0.13%	6.52%	12.17%	0.73%	0.73%

Janus Fund – Class N Shares	26.07%	0.13%	6.52%	12.17%	0.65%	0.65%

Janus Fund – Class R Shares	25.44%	–0.54%	6.07%	11.79%	1.38%	1.38%

Janus Fund – Class S Shares	25.79%	–0.20%	6.28%	11.98%	1.15%	1.15%

Janus Fund – Class T Shares	26.07%	0.13%	6.52%	12.17%	0.90%	0.90%

Russell 1000® Growth Index	29.19%	3.24%	8.41%	N/A**

S&P 500® Index	30.20%	1.05%	8.01%	10.21%

Core Growth Index	29.71%	2.16%	8.23%	N/A**

Lipper Quartile – Class T Shares	3rd	3rd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	412/717	408/560	268/373	3/12

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

54 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,004.70	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,000.60	$8.35

Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,005.40	$3.46

Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,005.70	$3.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,080.60	$1.92

Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	$2.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,002.50	$6.46

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,003.80	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,005.00	$3.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

†	Expenses are equal to the net annualized expense ratio of 0.90% for Class A Shares, 1.67% for Class C Shares, 0.69% for Class D Shares, 0.66% for Class I Shares, 1.29% for Class R Shares, 1.04% for Class S Shares and 0.79% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.55% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 55

Janus Fund

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Common Stock – 95.5%
Apparel Manufacturers – 1.9%
1,447,553	Coach, Inc.	$81,091,919
10,278,600	Prada SpA**	76,753,455
		157,845,374
Applications Software – 2.0%
1,972,612	Intuit, Inc.	116,147,394
1,578,701	Microsoft Corp.	47,013,716
		163,161,110
Athletic Footwear – 1.6%
1,346,678	NIKE, Inc. – Class B	127,813,209
Beverages – Wine and Spirits – 1.8%
1,331,210	Pernod-Ricard S.A.**	149,341,418
Brewery – 3.1%
1,728,516	Anheuser-Busch InBev N.V.**	146,961,728
2,435,970	SABMiller PLC**	106,980,518
		253,942,246
Cable/Satellite Television – 1.5%
1,242,960	Time Warner Cable, Inc.	118,155,778
Commercial Banks – 0.4%
2,586,100	Banco do Brasil S.A.	31,648,300
Commercial Services – Finance – 1.1%
201,803	MasterCard, Inc. – Class A	91,110,018
Computer Aided Design – 1.0%
542,389	ANSYS, Inc.*	39,811,353
1,329,800	Autodesk, Inc.*	44,375,426
		84,186,779
Computers – 10.5%
1,271,858	Apple, Inc.	848,659,969
Computers – Integrated Systems – 0.3%
371,085	Teradata Corp.*	27,983,520
Computers – Memory Devices – 1.2%
3,682,395	EMC Corp.*	100,418,912
Consulting Services – 0.5%
930,550	Verisk Analytics, Inc. – Class A*	44,303,485
Containers – Metal and Glass – 1.9%
3,638,415	Ball Corp.**	153,941,339
Cosmetics and Toiletries – 1.1%
861,901	Colgate-Palmolive Co.	92,413,025
Distribution/Wholesale – 2.0%
1,243,080	Fastenal Co.	53,440,009
518,108	W.W. Grainger, Inc.	107,958,164
		161,398,173
Diversified Operations – 2.3%
2,365,945	Danaher Corp.	130,481,867
1,004,491	Tyco International, Ltd. (U.S. Shares)	56,512,663
		186,994,530
E-Commerce/Products – 3.6%
311,363	Amazon.com, Inc.*	79,185,838
4,418,788	eBay, Inc.*,**	213,913,527
		293,099,365
Electronic Components – Miscellaneous – 1.5%
3,522,268	TE Connectivity, Ltd. (U.S. Shares)	119,792,335
Electronic Components – Semiconductors – 0.7%
9,053,931	ON Semiconductor Corp.*	55,862,754
Electronic Connectors – 1.0%
1,312,670	Amphenol Corp. – Class A	77,290,010
Enterprise Software/Services – 2.7%
6,938,216	Oracle Corp.	218,484,422
Food – Retail – 0.4%
317,910	Whole Foods Market, Inc.	30,964,434
Industrial Automation and Robotics – 1.3%
641,800	FANUC Corp.**	103,484,286
Industrial Gases – 1.5%
1,178,150	Praxair, Inc.	122,386,222
Instruments – Controls – 1.1%
3,077,651	Sensata Technologies Holding N.V.*,**	91,621,670
Internet Applications Software – 0.2%
4,444,008	Zynga, Inc. – Class A*	12,620,983
Internet Content – Information/News – 0.2%
163,820	LinkedIn Corp. – Class A*	19,723,928
Internet Media – 0.3%
1,138,450	Facebook, Inc. – Class A*	24,647,443
Investment Management and Advisory Services – 0.9%
1,092,041	T. Rowe Price Group, Inc.	69,126,195
Life and Health Insurance – 0.9%
5,755,384	Prudential PLC**	74,480,347
Medical – Biomedical and Genetic – 4.0%
1,651,652	Celgene Corp.*	126,186,213
1,925,907	Gilead Sciences, Inc.*	127,745,411
1,257,549	Vertex Pharmaceuticals, Inc.*	70,359,867
		324,291,491
Medical – Drugs – 2.0%
475,424	Medivation, Inc.*	26,794,897
445,470	Shire PLC (ADR)**	39,513,189
1,686,867	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	93,233,139
		159,541,225
Medical – Generic Drugs – 2.0%
1,419,254	Perrigo Co.	164,874,737
Medical – HMO – 0.5%
1,118,900	Aetna, Inc.	44,308,440
Medical – Wholesale Drug Distributors – 0.8%
1,772,865	AmerisourceBergen Corp.	68,627,604
Medical Products – 1.7%
1,662,375	Covidien PLC (U.S. Shares)**	98,778,323
706,351	Varian Medical Systems, Inc.*	42,607,092
		141,385,415
Metal Processors and Fabricators – 2.5%
1,258,460	Precision Castparts Corp.	205,556,856
Multimedia – 0.8%
1,161,385	Walt Disney Co.	60,717,208
Oil and Gas Drilling – 0.8%
1,341,910	Helmerich & Payne, Inc.	63,888,335

See Notes to Schedules of Investments and Financial Statements.

56 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Contract Amounts		Value

Oil Companies – Exploration and Production – 2.0%
494,181	EOG Resources, Inc.	$55,372,981
710,370	Noble Energy, Inc.	65,858,403
469,007	Occidental Petroleum Corp.	40,362,742
		161,594,126
Oil Companies – Integrated – 0.5%
1,587,305	Petroleo Brasileiro S.A. (ADR)	36,412,777
Oil Field Machinery and Equipment – 1.6%
1,415,594	Dresser-Rand Group, Inc.*	78,013,386
673,611	National Oilwell Varco, Inc.	53,962,977
		131,976,363
Pharmacy Services – 2.1%
2,649,350	Express Scripts Holding Co.*	166,034,764
Pipelines – 2.4%
3,700,764	Enterprise Products Partners L.P.	198,360,950
Recreational Vehicles – 0.2%
190,321	Polaris Industries, Inc.	15,391,259
REIT – Health Care – 0.4%
478,785	Ventas, Inc.	29,804,366
Retail – Apparel and Shoe – 3.0%
4,968,952	Limited Brands, Inc.	244,770,576
Retail – Auto Parts – 1.3%
280,975	AutoZone, Inc.*	103,868,028
Retail – Discount – 1.3%
1,075,178	Costco Wholesale Corp.	107,652,197
Retail – Major Department Stores – 2.3%
3,332,345	Nordstrom, Inc.	183,878,797
Retail – Restaurants – 0.5%
776,245	Starbucks Corp.	39,394,434
Semiconductor Components/Integrated Circuits – 1.2%
7,162,694	Atmel Corp.*	37,675,770
20,134,539	Taiwan Semiconductor Manufacturing Co., Ltd.	61,740,878
		99,416,648
Soap and Cleaning Preparations – 0.9%
1,257,865	Reckitt Benckiser Group PLC**	72,403,144
Telecommunication Services – 0.9%
2,255,920	Amdocs, Ltd. (U.S. Shares)**	74,422,801
Television – 1.9%
4,125,520	CBS Corp. – Class B	149,880,142
Tobacco – 1.0%
910,335	Philip Morris International, Inc.	81,875,530
Toys – 1.6%
3,548,998	Mattel, Inc.	125,918,449
Transportation – Railroad – 1.2%
769,960	Canadian Pacific Railway, Ltd. (U.S. Shares)	63,821,984
245,775	Union Pacific Corp.	29,173,493
		92,995,477
Transportation – Services – 0.6%
840,595	C.H. Robinson Worldwide, Inc.	49,216,837
Vitamins and Nutrition Products – 0.6%
611,323	Mead Johnson Nutrition Co.	44,797,749
Wireless Equipment – 2.4%
1,430,922	Crown Castle International Corp.*,**	91,722,100
2,090,395	Motorola Solutions, Inc.	105,669,467
		197,391,567

Total Common Stock (cost $5,859,186,391)		7,747,549,871

Purchased Options – Calls – 0.2%
37,300	Microsoft Corp. expires January 2013 exercise price $30.00	4,427,055
2,600	Microsoft Corp. (LEAPS) expires January 2013 exercise price $30.00	308,588
10,980	Valeant Pharmaceuticals International, Inc. expires January 2013 exercise price $52.50	7,550,437

Total Purchased Options – Calls (premiums paid $15,653,507)		12,286,080

Purchased Option – Put – 0%
1,779	S&P 500® Index expires November 2012 exercise price $1,370.00 (premiums paid $6,071,727)	2,309,142

Money Market – 5.0%
404,770,142	Janus Cash Liquidity Fund LLC, 0% (cost $404,770,142)	404,770,142

Total Investments (total cost $6,285,681,767) – 100.7%		8,166,915,235

Liabilities, net of Cash, Receivables and Other Assets**– (0.7)%		(55,991,002)

Net Assets – 100%		$8,110,924,233

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$146,961,728	1.8%
Brazil	68,061,077	0.8%
Canada	157,055,123	1.9%
France	149,341,418	1.8%
Guernsey	74,422,801	0.9%
Ireland	98,778,323	1.2%
Italy	76,753,455	0.9%
Japan	103,484,286	1.3%
Jersey	39,513,189	0.5%
Netherlands	91,621,670	1.1%
Switzerland	176,304,998	2.2%
Taiwan	61,740,878	0.8%
United Kingdom	253,864,009	3.1%
United States††	6,669,012,280	81.7%

Total	$8,166,915,235	100.0%

††	Includes Cash Equivalents (76.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 57

Janus Fund

Schedule of Investments

As of September 30, 2012

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 11/15/12	26,460,000	$42,715,726	$123,015
Euro 11/15/12	50,140,000	64,456,084	322,790
Japanese Yen 11/15/12	1,931,000,000	24,760,045	67,027

		131,931,855	512,832

HSBC Securities (USA), Inc.:
British Pound 11/8/12	38,859,000	62,733,481	438,236
Euro 11/8/12	35,060,000	45,067,165	377,783
Japanese Yen 11/8/12	1,996,000,000	25,592,008	(63,304)

		133,392,654	752,715

JPMorgan Chase & Co.:
British Pound 10/25/12	42,900,000	69,260,450	(524,783)
Euro 10/25/12	38,700,000	49,738,740	(222,864)
Japanese Yen 10/25/12	1,830,000,000	23,460,750	(30,904)

		142,459,940	(778,551)

RBC Capital Markets Corp.:
British Pound 10/18/12	37,400,000	60,382,422	(1,019,272)
Euro 10/18/12	45,000,000	57,831,120	(1,243,170)
Japanese Yen 10/18/12	2,000,000,000	25,638,426	(123,014)

		143,851,968	(2,385,456)

Total		$551,636,417	$(1,898,460)

Schedule of Written Option – Call	Value

eBay, Inc. expires October 2012 8,090 contracts exercise price $50.00 (premiums received $960,283)	$(800,550)

See Notes to Schedules of Investments and Financial Statements.

58 | SEPTEMBER 30, 2012

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended September 30, 2012, Janus Growth and Income Fund’s Class T Shares returned 32.07% as compared to a 30.20% return for the Fund’s primary benchmark, the S&P 500 Index, and a 29.19% return for it its secondary benchmark, the Russell 1000 Growth Index.

Market Environment

Continued signs of economic weakness globally have led central banks around the world, including the U.S. Federal Reserve, to maintain a low-interest rate environment for what could be several years. Based on expectations monetary stimulus efforts will continue, investors have been reacting to central bank actions rather than fundamental macroeconomic statistics, which have been generally poor. Mixed to somewhat disappointing corporate earnings appeared to reinforce that bleak economic assessment. However, corporations continued to maintain strong cash balances and have shown more discipline in returning that cash to shareholders through share repurchases and dividends rather than spending it on capital projects and merger and acquisitions. These shareholder-friendly moves have been well received by investors, who have few options for returns with interest rates so low.

Performance Discussion

The Fund’s outperformance was driven by our holdings in consumer staples and materials, which more than offset the negative contribution of our financial and energy holdings.

Individually, Apple was the most significant contributor. The computer and mobile device maker benefited from continued strong quarterly financial results and the launch of its iPhone 5 late in the period. Apple’s initiation of a dividend was also significant, since it showed that the biggest holdouts to paying dividends (large technology companies) have finally relented to join what we see as a growing trend. Despite the stock’s run-up, the valuation is still attractive, although it is closer to our assessment of its intrinsic value.

CBS also generated sizeable gains during the period. The mass media company saw strong network ratings and a reasonably healthy advertising market driven by the upcoming election and to a lesser degree auto ads. CBS is also generating sizeable revenues from re-transmission fees it receives from cable companies to air their networks. We like the company’s role as a provider of content, which we think will be highly valued going forward.

Additionally, Time Warner Cable’s stock rebounded from a disappointing earnings report earlier in 2012 thanks to good subscriber trends. The cable company continues to generate low double-digit cash flow growth and is returning that cash to shareholders via dividends and share repurchases. We consider this company to be among the best managed public cable companies, and we believe it should benefit from broadband pricing power, increased video content consumption from consumers and good capital allocation. Since its spin-out from parent company Time Warner, the cable company’s management has been focused on building shareholder value.

Individual detractors were led by social networking company Facebook. We believed Facebook’s 900 million user base would be a key asset that the company could monetize over time. Our initial valuation work proved to be a little optimistic, however, and we sold the position at a price that was considerably higher than where the stock finished the period.

In addition, NetApp, a technology storage company, sold off significantly after the company gave a weak outlook. Due to concerns that the company was losing market share, we sold the position.

Finally, Shire PLC declined after the company reported disappointing results for a potential new treatment of diverticulitis, a digestive disease. We continue to favor the specialty pharmaceutical company for its disciplined

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

approach to investing in research and development and focus on returns on invested capital. Shire also has two key franchises in the attention deficit hyperactivity disorder market, which we think are attractive, and it has a history of making smart acquisitions.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

Investors continue to face significant uncertainty with the approaching U.S. election and fiscal cliff as well as the unknowns regarding tax policy and regulations. Additionally, the European sovereign debt crisis seems to be still far from a resolution. We do not anticipate a break-up of the eurozone, but more intervention will be needed for Spain and possibly Italy to weather the storm. Finally, it’s not clear whether China will have either a soft or a hard economic landing after it began easing from its monetary tightening policies. However, one area of certainty is that central banks worldwide will remain in very accommodative stances for some time. A strengthening U.S. housing market could also bode well for economic growth.

In this muddled economic environment, we think stock selection will be more important than sector or market positioning. We also believe companies with stable business models and high dividend yields should serve investors well. That has led us to consider new holdings in utilities, consumer staples, telecommunications and health care.

Thank you for your investment in Janus Growth and Income Fund.

60 | SEPTEMBER 30, 2012

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	2.92%
CBS Corp. – Class B	2.40%
Time Warner Cable, Inc.	1.83%
eBay, Inc.	1.53%
Union Pacific Corp.	1.35%

5 Bottom Performers – Equity Holdings

Contribution

Facebook, Inc. – Class A	–0.28%
NetApp, Inc.	–0.14%
Petroleo Brasileiro S.A. (ADR)	–0.13%
Shire PLC (ADR)	–0.12%
Aetna, Inc.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	1.51%	8.56%	11.15%
Materials	1.49%	6.33%	3.48%
Consumer Discretionary	0.82%	22.87%	10.90%
Utilities	0.76%	0.16%	3.63%
Information Technology	0.28%	19.29%	19.87%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.59%	11.78%	14.18%
Energy	–0.28%	9.34%	11.58%
Health Care	–0.24%	12.06%	11.66%
Telecommunication Services	–0.18%	1.46%	3.04%
Other**	–0.04%	1.42%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	4.3%
CBS Corp. – Class B Television	3.6%
Chevron Corp. Oil Companies – Integrated	3.3%
Time Warner Cable, Inc. Cable/Satellite Television	3.2%
Philip Morris International, Inc. Tobacco	2.8%

17.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

62 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	32.02%	–1.03%	6.61%	9.82%	0.96%	0.95%
MOP	24.43%	–2.20%	5.98%	9.52%

Janus Growth and Income Fund – Class C Shares
NAV	31.03%	–1.80%	5.89%	9.09%	1.70%	1.70%
CDSC	29.72%	–1.80%	5.89%	9.09%

Janus Growth and Income Fund – Class D Shares(1)	32.23%	–0.90%	6.72%	9.89%	0.80%	0.80%

Janus Growth and Income Fund – Class I Shares	32.31%	–0.96%	6.69%	9.88%	0.71%	0.70%

Janus Growth and Income Fund – Class R Shares	31.42%	–1.49%	6.17%	9.41%	1.39%	1.39%

Janus Growth and Income Fund – Class S Shares	31.81%	–1.23%	6.41%	9.65%	1.15%	1.15%

Janus Growth and Income Fund – Class T Shares	32.07%	–0.96%	6.69%	9.88%	0.90%	0.90%

S&P 500® Index	30.20%	1.05%	8.01%	8.79%

Russell 1000® Growth Index	29.19%	3.24%	8.41%	7.93%

Lipper Quartile – Class T Shares	1st	4th	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	57/717	493/560	240/373	7/51

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

64 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,010.80	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,007.00	$8.63

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,011.80	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,012.10	$3.62

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,008.60	$7.03

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,010.00	$5.78

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,011.10	$4.53

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

†	Expenses are equal to the net annualized expense ratio of 0.97% for Class A Shares, 1.72% for Class C Shares, 0.80% for Class D Shares, 0.72% for Class I Shares, 1.40% for Class R Shares, 1.15% for Class S Shares and 0.90% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Common Stock – 91.9%
Aerospace and Defense – 2.2%
1,112,645	Boeing Co.	$77,462,345
Agricultural Chemicals – 1.0%
466,520	Syngenta A.G. (ADR)	34,919,022
Apparel Manufacturers – 0.8%
514,443	Coach, Inc.	28,819,097
Applications Software – 0.8%
500,000	Intuit, Inc.	29,440,000
Athletic Footwear – 2.3%
872,203	NIKE, Inc. – Class B	82,780,787
Automotive – Cars and Light Trucks – 0.4%
255,015	Daimler A.G. (U.S. Shares)	12,417,190
Beverages – Wine and Spirits – 0.6%
750,000	Diageo PLC**	21,064,422
Cable/Satellite Television – 3.2%
1,201,930	Time Warner Cable, Inc.	114,255,466
Casino Hotels – 1.3%
1,029,335	Las Vegas Sands Corp.	47,730,264
Chemicals – Diversified – 4.6%
1,726,275	E.I. du Pont de Nemours & Co.	86,779,844
1,518,395	LyondellBasell Industries N.V. – Class A	78,440,286
		165,220,130
Commercial Banks – 3.3%
1,780,670	CIT Group, Inc.*	70,140,591
1,072,840	Itau Unibanco Holding S.A. (ADR)	16,392,995
1,394,239	Standard Chartered PLC**	31,515,857
		118,049,443
Commercial Services – Finance – 1.7%
78,265	MasterCard, Inc. – Class A	35,335,082
1,352,021	Western Union Co.	24,633,823
		59,968,905
Computers – 4.3%
231,746	Apple, Inc.	154,634,836
Consumer Products – Miscellaneous – 0.7%
300,000	Kimberly-Clark Corp.	25,734,000
Cosmetics and Toiletries – 2.6%
511,950	Colgate-Palmolive Co.	54,891,279
629,685	Estee Lauder Cos., Inc. – Class A	38,769,705
		93,660,984
Diversified Operations – 0.4%
240,297	Dover Corp.	14,295,269
E-Commerce/Products – 1.0%
743,468	eBay, Inc.*	35,991,286
Electric – Integrated – 1.1%
830,000	Edison International	37,922,700
Electric – Transmission – 0.5%
500,000	Brookfield Infrastructure Partners L.P.	17,775,000
Electronic Components – Miscellaneous – 2.3%
426,471	Garmin, Ltd.	17,800,900
1,874,726	TE Connectivity, Ltd. (U.S. Shares)	63,759,431
		81,560,331
Electronic Components – Semiconductors – 1.5%
530,930	Microchip Technology, Inc.	17,382,648
1,048,640	Xilinx, Inc.	35,035,063
		52,417,711
Electronic Connectors – 0.7%
402,214	Amphenol Corp. – Class A	23,682,360
Enterprise Software/Services – 0.8%
895,724	Oracle Corp.**	28,206,349
Finance – Investment Bankers/Brokers – 0.4%
300,000	Greenhill & Co., Ltd.	15,525,000
Finance – Other Services – 1.4%
2,003,584	NYSE Euronext	49,388,346
Food – Confectionary – 1.2%
588,060	Hershey Co.	41,687,573
Food – Retail – 0.7%
1,000,000	Kroger Co.	23,540,000
Gas – Distribution – 0.8%
500,000	National Grid PLC (ADR)**	27,680,000
Instruments – Controls – 1.0%
600,000	Honeywell International, Inc.	35,850,000
Internet Gambling – 0.3%
7,014,752	Bwin.Party Digital Entertainment PLC**	11,767,704
Investment Management and Advisory Services – 1.3%
3,172,685	Blackstone Group L.P.	45,305,942
Life and Health Insurance – 0.9%
2,509,555	Prudential PLC**	32,476,117
Medical – Biomedical and Genetic – 1.4%
670,990	Celgene Corp.*	51,263,636
Medical – Drugs – 4.0%
826,065	Abbott Laboratories	56,635,016
1,615,442	Bristol-Myers Squibb Co.	54,521,167
358,675	Shire PLC (ADR)**	31,814,473
		142,970,656
Medical – HMO – 1.5%
1,350,000	Aetna, Inc.	53,460,000
Medical – Wholesale Drug Distributors – 0.5%
500,000	AmerisourceBergen Corp.	19,355,000
Metal – Copper – 0.9%
790,722	Freeport-McMoRan Copper & Gold, Inc.	31,296,777
Multimedia – 1.8%
1,200,620	Viacom, Inc. – Class B	64,341,226
Oil Companies – Exploration and Production – 0.9%
1,083,615	Canadian Natural Resources, Ltd. (U.S. Shares)	33,364,506
Oil Companies – Integrated – 4.9%
1,018,310	Chevron Corp.	118,694,213
1,037,222	Hess Corp.	55,719,566
		174,413,779
Pharmacy Services – 1.1%
600,661	Express Scripts Holding Co.*	37,643,425
Pipelines – 2.6%
1,695,525	Enterprise Products Partners L.P.	90,880,140
REIT – Health Care – 1.2%
689,535	Ventas, Inc.	42,923,554

See Notes to Schedules of Investments and Financial Statements.

66 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

REIT – Mortgage – 0.5%
1,000,000	Annaly Capital Management, Inc.	$16,840,000
Retail – Building Products – 1.1%
657,755	Home Depot, Inc.	39,708,669
Retail – Discount – 0.8%
276,121	Costco Wholesale Corp.	27,646,615
Retail – Major Department Stores – 1.4%
869,664	Nordstrom, Inc.	47,988,060
Retail – Restaurants – 1.8%
681,170	McDonald’s Corp.	62,497,347
Savings/Loan/Thrifts – 0.3%
1,000,000	People’s United Financial, Inc.	12,140,000
Super-Regional Banks – 2.5%
2,598,010	U.S. Bancorp	89,111,743
Telephone – Integrated – 1.9%
1,310,065	CenturyLink, Inc.	52,926,626
300,000	Verizon Communications, Inc.	13,671,000
		66,597,626
Television – 3.6%
3,558,803	CBS Corp. – Class B	129,291,313
Tobacco – 4.1%
1,351,635	Altria Group, Inc.	45,131,093
1,121,928	Philip Morris International, Inc.	100,906,204
		146,037,297
Toys – 2.5%
2,463,165	Mattel, Inc.	87,393,094
Transportation – Railroad – 2.6%
250,000	Canadian Pacific Railway, Ltd. (U.S. Shares)	20,722,500
592,065	Union Pacific Corp.	70,278,115
		91,000,615
Transportation – Services – 0.9%
446,580	United Parcel Service, Inc. – Class B	31,961,731
Wireless Equipment – 1.0%
700,000	Motorola Solutions, Inc.	35,385,000

Total Common Stock (cost $2,527,127,653)		3,266,740,388

Corporate Bonds – 6.4%
Beverages – Wine and Spirits – 0.6%
$10,000,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	11,897,400
10,000,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	11,024,540
		22,921,940
Casino Hotels – 0.8%
12,498,000	MGM Resorts International 4.2500%, 4/15/15	12,990,108
15,000,000	MGM Resorts International 7.6250%, 1/15/17	15,900,000
		28,890,108
Diversified Banking Institutions – 0.5%
15,000,000	Bank of America Corp. 8.0000%, 7/30/99‡	16,334,100
E-Commerce/Services – 0.3%
10,000,000	priceline.com, Inc. 1.0000%, 3/15/18 (144A)	10,737,500
Food – Miscellaneous/Diversified – 0.5%
15,000,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	15,848,865
Hotels and Motels – 0.3%
9,990,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	11,963,005
Medical – Biomedical and Genetic – 0.9%
25,000,000	Vertex Pharmaceuticals, Inc. 3.3500%, 10/1/15	32,109,375
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	11,188,800
Multi-Line Insurance – 0.5%
15,000,000	American International Group, Inc. 8.1750%, 5/15/58‡	18,356,250
Power Converters and Power Supply Equipment – 1.0%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	23,709,150
24,090,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	11,924,550
		35,633,700
Real Estate Management/Services – 0.3%
9,985,000	ProLogis L.P. 3.2500%, 3/15/15	11,201,922
REIT – Mortgage – 0.4%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	12,706,250

Total Corporate Bonds (cost $218,166,462)		227,891,815

Preferred Stock – 0.4%
Aerospace and Defense – Equipment – 0.4%
264,550	United Technologies Corp., 7.5000% (cost $13,770,400)	14,841,255

Money Market – 1.5%
53,673,572	Janus Cash Liquidity Fund LLC, 0% (cost $53,673,572)	53,673,572

Total Investments (total cost $2,812,738,087) – 100.2%		3,563,147,030

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(5,561,058)

Net Assets – 100%		$3,557,585,972

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 67

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$17,775,000	0.5%
Brazil	16,392,995	0.5%
Canada	54,087,006	1.5%
Cayman Islands	35,633,700	1.0%
France	22,921,940	0.6%
Germany	12,417,190	0.3%
Gibraltar	11,767,704	0.3%
Jersey	31,814,473	0.9%
Netherlands	78,440,286	2.2%
Switzerland	116,479,353	3.3%
United Kingdom	112,736,396	3.2%
United States††	3,052,680,987	85.7%

Total	$3,563,147,030	100.0%

††	Includes Cash Equivalents (84.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: British Pound 11/15/12	12,700,000	$20,502,257	$59,043

HSBC Securities (USA), Inc.: British Pound 11/8/12	9,590,000	15,481,976	108,152

JPMorgan Chase & Co.: British Pound 10/25/12	15,427,000	24,906,316	(63,501)

RBC Capital Markets Corp.: British Pound 10/18/12	14,800,000	23,894,648	(245,813)

Total		$84,785,197	$(142,119)

See Notes to Schedules of Investments and Financial Statements.

68 | SEPTEMBER 30, 2012

Janus Research Fund (unaudited)

Fund Snapshot We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team Based Approach Led by Jim Goff Director of Research

Performance Overview

We are pleased with Janus Research Fund Class T Shares’ 24.74% absolute return for the 12-month period ended September 30, 2012; however, we were disappointed with the weak relative returns. Our performance was worse than the 29.19% return for its primary benchmark, the Russell 1000 Growth Index, and a 30.20% return for its secondary benchmark, the S&P 500 Index. While the past year was not our best, we continue to be pleased with the performance of the portfolio over the since inception period.

Director of Research Comments on Environment

2012 and the prior two calendar years have largely followed the same pattern – a promising start, followed by mid-year misery due largely to Europe, followed by a stronger finish. The first three months of calendar 2012 were strong based on the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) program, providing downside protection to Europe, and a perceived bottoming of the Chinese economy. Equity markets promptly rolled over from April to June based on further slowing and uncertainty in the U.S. and China and continued dysfunction in Europe. Valuations, investor sentiment and the market bottomed in June and the “Sell in May and Go Away” slogan gave way to “Buy in June and Get Rich Soon.” With valuations at such low levels, it only took a bit of good news in the form of the Federal Reserve’s third round of quantitative easing, QE3, and bond buying by ECB to rally Russell 1000 Growth Index.

The outflows from equities and into bonds since the Lehman Crisis have been of historic proportions. We need to understand, though, that bad headlines are the friend of long-term investors putting money to work. I believe the outflow from equities into bonds is going to end badly for investors. We are finding lots of opportunities we like in the current market. And while high dividend yielding stocks have done well as investors chase for yield, we see attractive valuations particularly in growing companies that are reinvesting for growth as opposed to paying big dividends.

The focus of equity markets on safety and yield has led to the outperformance of larger capitalization and higher yielding companies. Our underexposure to such stocks and our exposure to non-U.S. holdings were headwinds to our performance relative to our index over the past 12 months.

As always, our approach is long term and fundamental. We strive to find great businesses with long duration growth that will create value for shareholders. Investors are focused, probably too much so, on macroeconomic, political, and systemic issues in the global economy. Time horizons are short among investors. It is our hope and expectation that some progress will be made on the issues of deficits, elections and growth in China, Europe and the U.S. in the coming 12 months, calmer markets will prevail and investors will focus more on what we focus on – the long term.

Sector Views

In communications, content owners achieved healthy inflationary pricing despite some contentious battles with distributors this summer. This validates our view that content’s value is still increasing for both consumers and distributors. We believe the value of content will continue rising as it is viewed over new platforms and in international markets, where we see strong subscriber growth for pay-TV platforms. Lately, we have been encouraged by content owners’ ability to capture advertising revenue for the content they offer on digital platforms by including the digital content in their upfront bundle sales to advertisers. We expect these multiplatform buys to become more meaningful over the next several years.

For consumer, back-to-school sales got off to a solid start in August. This supports our view that consumer spending continues to be in a growth mode, though at a sub-par annualized pace. The consumer still faces too many headwinds to expect robust growth in U.S. consumer spending in the fourth quarter. In this slow-growth environment, high-quality brands able to differentiate themselves have been able to gain market share.

Janus’ energy team thinks oil prices will remain at their current elevated levels and may even grind their way higher into next year. While oil production rose over the last six months – as Libyan production resumed and Saudi Arabia increased production – total oil inventory dropped for Organization for Economic Co-operation and

Janus Growth & Core Funds | 69

Janus Research Fund (unaudited)

Development (OECD) countries. This has kept the oil market tight. Going forward, we do not believe we will face a global slowdown severe enough to significantly reduce oil prices. We also believe fears the U.S. could drive oil prices down by flooding the global market are overblown. While horizontal drilling has allowed the U.S. to increase oil production for the first time in decades, the cost of that drilling remains high.

The financials team expects low growth in Europe, but the worst case scenario for the region – break up of the European Union (EU) – appears increasingly unlikely. Unfortunately, the austerity measures struggling countries put in place have choked off growth. The economic environment has also taken its toll on banks. Loan demand remains weak and the regulatory environment continues to hamper profits. However, stock valuations for European banks imply significantly lower returns than banks actually eked in the third quarter of 2012.

In health care, the failure of some high-profile, late-stage clinical trials to treat Alzheimer’s and hepatitis C reaffirmed our view that large-cap pharmaceutical companies are poor investments. We believe there are few commercially important product candidates in these companies’ late-stage pipelines and management will continue to rationalize poor drug development choices in an attempt to create future growth. The recent failures – which we had anticipated – offer a case in point. Many late-stage products face the additional risk of launching into an environment in which good generic alternatives already exist. For most of these new offerings, there is simply not enough innovation to command a substantial price premium, rapid uptake or a disproportionate market share.

Economic conditions continue to deteriorate in China, but our industrials team is starting to see light at the end of the tunnel. Two of the main indicators we monitor for the region – electricity production and rail freight volumes – have yet to turn positive. However, our outlook for China has improved. We see early signs that expansionary policies taken by the Chinese government this spring are starting to flow through the economy. Bank lending has turned up, and purchasing and restocking by Chinese companies have also accelerated. We believe the Chinese economy will start to reaccelerate in the fourth quarter and that 2013 will be a better year for profit growth.

As the pace of change in technology quickens, adaptability is increasingly vital to the prolonged success of technology companies. One of the quickest changes taking shape is the switch in online activity from desktops to mobile phones and tablets. However, the increase in data transmission is starting to clog mobile networks. In coming years, mobile carriers will have to ramp up capital expenditures and build out infrastructure to handle the increased data load. Consumers and businesses have also adopted several other trends faster than expected, including digital credit card payments and increased analytics capabilities.

Performance Overview

Our holdings in technology, industrials and energy detracted the most from performance. These were partially offset by the positive contribution of our holdings in communications, financials and health care.

Individually, social gaming company Zynga weighed the most on performance. A decision by Facebook to de-emphasize gaming on its platform significantly impacted Zynga. We are assessing our thesis on the social gaming company in light of this change.

Staying in technology, semiconductor manufacturer Atmel was another key detractor. Atmel traded lower after the company lowered revenue guidance and investor concerns increased over future demand for its microcontrollers used in mobile touchscreens. Atmel offers one of the most respected microcontroller platforms in the industry, in our view. The company’s products also enable touch functionality in tablets and other mobile devices. We see significant opportunities ahead for the company with the new Windows 8 platform for tablets.

India’s Adani Enterprises, a conglomerate involved in coal mining and power generation, also weighed on performance. The stock declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of Adani’s projects. We sold our position.

Individual contributors were led by Apple, the Fund’s largest holding. The world’s largest mobile device and computer maker benefited from strong earnings reported earlier in the period, driven by significant iPhone and iPad sales, as well as the release its latest version of its iPhone late in the period. Apple also initiated its first dividend and share repurchase program during the year. We think Apple continues to have strong opportunities as it attracts new and potentially long-term subscribers and it increases its addressable market as it offers products with lower price points. Apple remained reasonably valued, in our view, so we increased our position.

LyondellBasell Industries was also a significant contributor. The large chemical producer has a cost advantage because the primary input to its production process is

70 | SEPTEMBER 30, 2012

(unaudited)

natural gas, a commodity that has experienced considerable price pressure due to excess supply. We also feel the company’s new management team is return-on-capital driven and disciplined on investing in its business.

Finally, eBay performed strongly for the Fund. The online marketplace operator and payment service provider rose following strong earnings reports during the period. We like the online marketplace and payment company’s long-term growth prospects. We feel the company is innovating in its online payment service PayPal and marketplace businesses beyond what is reflected by the stock’s price.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Research Fund.

Janus Growth & Core Funds | 71

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.56%
LyondellBasell Industries N.V. – Class A	1.01%
eBay, Inc.	0.97%
CBS Corp. – Class B	0.87%
News Corp. – Class A	0.80%

5 Bottom Performers – Holdings

Contribution

Zynga, Inc. – Class A	–0.65%
Atmel Corp.	–0.57%
Adani Enterprises, Ltd.	–0.40%
J.C. Penney Co., Inc.	–0.32%
Helmerich & Payne, Inc.	–0.32%

3 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Communications	1.62%	9.84%	9.89%
Financials	0.38%	5.20%	5.18%
Health Care	–0.12%	11.16%	11.30%

4 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	–2.19%	25.30%	25.51%
Industrials	–1.92%	17.91%	18.20%
Energy	–1.08%	9.23%	8.86%
Consumer	–0.30%	20.82%	21.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

72 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	6.3%
Oracle Corp. Enterprise Software/Services	2.5%
Microsoft Corp. Applications Software	2.3%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.2%
Danaher Corp. Diversified Operations	1.9%

15.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	24.59%	1.27%	8.77%	9.91%	0.91%
MOP	17.41%	0.07%	8.13%	9.58%

Janus Research Fund – Class C Shares
NAV	23.64%	0.39%	8.04%	9.16%	1.68%
CDSC	22.41%	0.39%	8.04%	9.16%

Janus Research Fund – Class D Shares(1)	24.88%	1.50%	9.00%	10.15%	0.77%

Janus Research Fund – Class I Shares	24.95%	1.45%	8.97%	10.14%	0.68%

Janus Research Fund – Class N Shares	24.74%	1.45%	8.97%	10.14%	0.62%

Janus Research Fund – Class S Shares	24.41%	1.06%	8.60%	9.76%	1.11%

Janus Research Fund – Class T Shares	24.74%	1.45%	8.97%	10.14%	0.88%

Russell 1000® Growth Index	29.19%	3.24%	8.41%	7.63%

S&P 500® Index	30.20%	1.05%	8.01%	8.37%

Lipper Quartile – Class T Shares	3rd	2nd	2nd	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	367/542	163/400	101/263	12/53

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

74 | SEPTEMBER 30, 2012

(unaudited)

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

Janus Growth & Core Funds | 75

Janus Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$992.20	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$988.70	$8.80

Hypothetical (5% return before expenses)	$1,000.00	$1,016.15	$8.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$993.50	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$993.80	$3.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,079.10	$1.96

Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$2.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$991.90	$5.53

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$993.20	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

†	Expenses are equal to the net annualized expense ratio of 1.08% for Class A Shares, 1.77% for Class C Shares, 0.78% for Class D Shares, 0.72% for Class I Shares, 1.11% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.56% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

76 | SEPTEMBER 30, 2012

Janus Research Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 99.3%
Airlines – 0.6%
975,839	United Continental Holdings, Inc.*	$19,028,860
Apparel Manufacturers – 1.0%
592,625	Coach, Inc.	33,198,852
Applications Software – 3.6%
743,565	Intuit, Inc.	43,781,107
2,666,873	Microsoft Corp.**	79,419,478
		123,200,585
Athletic Footwear – 1.0%
339,231	NIKE, Inc. – Class B	32,196,414
Automotive – Cars and Light Trucks – 1.3%
4,574,645	Ford Motor Co.	45,106,000
Automotive – Truck Parts and Equipment – Original – 0.7%
394,423	WABCO Holdings, Inc.*	22,746,374
Beverages – Non-Alcoholic – 1.7%
1,151,072	Coca-Cola Co.	43,660,161
258,338	Monster Beverage Corp.*	13,991,586
		57,651,747
Beverages – Wine and Spirits – 0.8%
415,932	Brown-Forman Corp. – Class B	27,139,563
Cable/Satellite Television – 3.2%
1,505,764	Comcast Corp. – Class A	53,861,178
575,499	Time Warner Cable, Inc.	54,706,935
		108,568,113
Casino Hotels – 1.2%
3,010,042	MGM Resorts International*	32,357,952
83,316	Wynn Resorts, Ltd.	9,617,999
		41,975,951
Casino Services – 0.5%
1,212,549	International Game Technology	15,872,266
Chemicals – Diversified – 1.2%
805,745	LyondellBasell Industries N.V. – Class A	41,624,787
Commercial Services – Finance – 0.7%
53,736	MasterCard, Inc. – Class A	24,260,729
Computer Aided Design – 1.3%
197,043	ANSYS, Inc.*	14,462,956
898,293	Autodesk, Inc.*	29,976,038
		44,438,994
Computers – 6.3%
319,941	Apple, Inc.	213,483,832
Consulting Services – 0.8%
553,029	Gartner, Inc.*	25,489,107
Consumer Products – Miscellaneous – 0.9%
352,192	Kimberly-Clark Corp.	30,211,030
Containers – Metal and Glass – 1.0%
965,857	Crown Holdings, Inc.*	35,495,245
Cosmetics and Toiletries – 2.6%
575,312	Colgate-Palmolive Co.	61,684,953
423,921	Estee Lauder Cos., Inc. – Class A	26,100,816
		87,785,769
Decision Support Software – 0.5%
495,099	MSCI, Inc.*	17,719,593
Dialysis Centers – 0.8%
272,145	DaVita, Inc.*	28,196,943
Distribution/Wholesale – 0.6%
442,245	Fastenal Co.	19,012,113
Diversified Banking Institutions – 0.5%
437,648	JPMorgan Chase & Co.	17,715,991
Diversified Operations – 3.0%
1,160,846	Danaher Corp.	64,020,657
615,820	Dover Corp.	36,635,132
		100,655,789
E-Commerce/Products – 3.1%
207,554	Amazon.com, Inc.*	52,785,133
1,066,750	eBay, Inc.*	51,641,368
		104,426,501
Electric – Transmission – 0.4%
418,099	Brookfield Infrastructure Partners L.P.	14,863,419
Electronic Components – Miscellaneous – 2.2%
2,145,255	TE Connectivity, Ltd. (U.S. Shares)	72,960,123
Electronic Components – Semiconductors – 1.7%
945,143	International Rectifier Corp.*	15,774,437
2,424,827	ON Semiconductor Corp.*	14,961,183
798,569	Xilinx, Inc.	26,680,190
		57,415,810
Electronic Connectors – 0.9%
522,490	Amphenol Corp. – Class A	30,764,211
Enterprise Software/Services – 3.1%
561,036	Informatica Corp.*	19,529,663
2,725,590	Oracle Corp.	85,828,829
		105,358,492
Finance – Credit Card – 1.5%
335,276	American Express Co.	19,063,793
323,863	Discover Financial Services	12,867,077
144,900	Visa, Inc. – Class A	19,457,172
		51,388,042
Food – Confectionary – 1.3%
636,165	Hershey Co.	45,097,737
Food – Retail – 0.2%
86,658	Whole Foods Market, Inc.	8,440,489
Hotels and Motels – 1.0%
856,728	Marriott International, Inc. – Class A	33,498,065
Instruments – Controls – 1.0%
1,082,382	Sensata Technologies Holding N.V.*	32,222,512
Insurance Brokers – 0.5%
347,073	Aon PLC	18,148,447
Internet Applications Software – 0.2%
2,028,080	Zynga, Inc. – Class A*	5,759,747
Investment Management and Advisory Services – 0.4%
201,450	T. Rowe Price Group, Inc.	12,751,785
Machinery – General Industrial – 0.6%
192,924	Roper Industries, Inc.	21,200,418

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 77

Janus Research Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Medical – Biomedical and Genetic – 2.3%
459,863	Celgene Corp.*	$35,133,533
359,344	Gilead Sciences, Inc.*	23,835,288
321,043	Vertex Pharmaceuticals, Inc.*	17,962,356
		76,931,177
Medical – Drugs – 2.9%
323,420	Abbott Laboratories	22,173,675
260,832	Allergan, Inc.	23,886,995
421,730	Jazz Pharmaceuticals PLC*	24,042,827
529,458	Medivation, Inc.*	29,840,253
		99,943,750
Medical – HMO – 1.2%
1,009,698	Aetna, Inc.	39,984,041
Medical – Wholesale Drug Distributors – 0.5%
424,578	AmerisourceBergen Corp.	16,435,414
Medical Products – 1.3%
400,272	Covidien PLC (U.S. Shares)	23,784,162
335,104	Varian Medical Systems, Inc.*	20,213,474
		43,997,636
Metal Processors and Fabricators – 1.4%
289,443	Precision Castparts Corp.	47,277,620
Multimedia – 3.4%
2,587,200	News Corp. – Class A	63,464,016
1,006,068	Walt Disney Co.	52,597,235
		116,061,251
Networking Products – 1.7%
2,957,270	Cisco Systems, Inc.	56,454,284
Oil – Field Services – 0.5%
254,377	Schlumberger, Ltd. (U.S. Shares)	18,399,088
Oil and Gas Drilling – 0.4%
297,146	Helmerich & Payne, Inc.	14,147,121
Oil Companies – Exploration and Production – 2.9%
186,569	Continental Resources, Inc.*	14,347,156
225,083	EOG Resources, Inc.	25,220,550
256,411	Noble Energy, Inc.	23,771,864
257,008	Occidental Petroleum Corp.	22,118,109
294,635	Whiting Petroleum Corp.*	13,959,806
		99,417,485
Oil Field Machinery and Equipment – 0.4%
154,280	National Oilwell Varco, Inc.	12,359,371
Pharmacy Services – 2.3%
890,980	Express Scripts Holding Co.*	55,837,716
659,013	Omnicare, Inc.	22,386,672
		78,224,388
Pipelines – 0.6%
364,931	Enterprise Products Partners L.P.	19,560,302
Real Estate Management/Services – 0.5%
233,042	Jones Lang LaSalle, Inc.	17,792,757
REIT – Health Care – 0.5%
297,648	Ventas, Inc.	18,528,588
Retail – Apparel and Shoe – 1.0%
698,746	Limited Brands, Inc.	34,420,228
Retail – Auto Parts – 0.8%
71,008	AutoZone, Inc.*	26,249,527
Retail – Discount – 2.7%
561,120	Costco Wholesale Corp.	56,182,140
522,138	Family Dollar Stores, Inc.	34,617,749
		90,799,889
Retail – Gardening Products – 1.0%
329,392	Tractor Supply Co.	32,573,575
Retail – Major Department Stores – 1.7%
581,979	Nordstrom, Inc.	32,113,601
564,041	TJX Cos., Inc.	25,263,397
		57,376,998
Semiconductor Components/Integrated Circuits – 0.9%
5,555,688	Atmel Corp.*	29,222,919
Semiconductor Equipment – 0.4%
295,045	KLA-Tencor Corp.	14,075,122
Software Tools – 1.0%
334,060	VMware, Inc. – Class A*	32,316,964
Super-Regional Banks – 0.4%
423,887	U.S. Bancorp	14,539,324
Telecommunication Services – 1.1%
1,160,230	Amdocs, Ltd. (U.S. Shares)	38,275,988
Television – 1.5%
1,421,268	CBS Corp. – Class B	51,634,666
Therapeutics – 0.7%
574,587	BioMarin Pharmaceutical, Inc.*	23,138,618
Tobacco – 1.4%
535,235	Philip Morris International, Inc.	48,139,036
Toys – 1.0%
956,120	Mattel, Inc.	33,923,138
Transactional Software – 0.8%
606,390	Solera Holdings, Inc.	26,602,329
Transportation – Railroad – 1.7%
474,864	Union Pacific Corp.	56,366,357
Transportation – Services – 1.7%
393,388	C.H. Robinson Worldwide, Inc.	23,032,867
466,530	United Parcel Service, Inc. – Class B	33,389,552
		56,422,419
Wireless Equipment – 2.8%
734,928	Crown Castle International Corp.*	47,108,885
973,194	Motorola Solutions, Inc.	49,194,956
		96,303,841

Total Common Stock (cost $2,739,347,012)		3,364,965,656

Money Market – 1.7%
56,666,053	Janus Cash Liquidity Fund LLC, 0% (cost $56,666,053)	56,666,053

Total Investments (total cost $2,796,013,065) – 101.0%		3,421,631,709

Liabilities, net of Cash, Receivables and Other Assets– (1.0)%		(32,514,881)

Net Assets – 100%		$3,389,116,828

See Notes to Schedules of Investments and Financial Statements.

78 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$14,863,419	0.4%
Curacao	18,399,088	0.6%
Guernsey	38,275,988	1.1%
Ireland	47,826,989	1.4%
Netherlands	73,847,299	2.2%
Switzerland	72,960,123	2.1%
United Kingdom	18,148,447	0.5%
United States††	3,137,310,356	91.7%

Total	$3,421,631,709	100.0%

††	Includes Cash Equivalents (90.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 79

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally-driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying strong small-cap companies with the potential to hold our positions as they grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 12-month period ended September 30, 2012, Janus Triton Fund’s Class T Shares returned 26.37%. Meanwhile, the Fund’s primary benchmark, the Russell 2500 Growth Index, returned 29.52%. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 31.18%.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months. Strong gains continued throughout much of the first half of the year, with negative macroeconomic data weighing on investor sentiment in May and June. Stocks rebounded in the third quarter of 2012, on the heels of stimulative action by U.S. and European central banks. The central banks’ efforts gave investors the perception there was less macroeconomic uncertainty, fueling a risk-on trading environment. Overall this was a positive environment for small-cap equities but significantly benefited many lower-quality companies with lower return on equity and lower return on invested capital.

Performance Discussion

While many of our companies performed well this year and the Fund generated high returns, we underperformed the benchmark as the risk-on trading environment drove up the values of some of the more volatile, riskier small-cap companies we typically avoid. We maintain a moderately positioned portfolio, focusing on higher-quality companies with predictable, growing revenue streams. We believe these companies have high growth potential through differentiated business models or sustainable competitive advantages, and can also weather a downturn and take market share in difficult economic environments. We believe the emphasis on stability and predictability can allow our Fund to outperform in threatening economic environments, as it did in the second quarter of 2012, and still add positive returns when the macroeconomic environment is more favorable. In our view, this approach leads to higher compounded returns over time.

Our holdings in the technology, consumer discretionary and materials sectors were our largest detractors from relative performance, while our holdings in the telecommunication services, energy and consumer staples sectors were the largest contributors to relative performance.

Within the technology sector, some of the underperformance was due to two companies, Atmel and Blackbaud. Atmel has faced increased competitive intensity within its touch-screen business, which has impacted the stock over the last few months. While the touch-screen industry is becoming more competitive, we still believe Atmel’s touch business will lead to increased cash flow generation for the next several years. We also think Atmel’s core microcontroller business has been overlooked by the market, and has many attributes of good long-term growth. The other stock that was a large detractor from performance in the sector was Blackbaud. The stock traded down after lowering its guidance for the second half of 2012 as it absorbed costs from its merger with Convio, but we think the acquisition will add value over the long term. Blackbaud is the leader in fundraising software for not-for-profits, an area where it faces minimal competition. Its acquisition of what we believe is a true leader in on-line fundraising brings increased value to customers and should create accelerating revenue growth in our view.

Our consumer discretionary holdings also detracted from relative performance to the benchmark over the last 12 months. We were encouraged by the performance of many of the consumer discretionary names – half or our holdings within the sector produced returns greater than 20% for the 12-month period – but a couple of stocks weighed on performance. Our largest detractor was Deckers Outdoor, which was also the largest detractor for the entire Fund. As we describe in the Key Contributors and Detractors section below, we still feel positive about the long-term growth prospects of the company, which

80 | SEPTEMBER 30, 2012

(unaudited)

makes Ugg boots. The stock came under pressure after higher sheepskin prices crimped margins and a warmer winter decreased demand for the boots. Tempur Pedic was the other large detractor within the sector. The stock fell after the company revised its earnings guidance down in the second quarter of 2012. We acknowledge there has been a general slowdown in the bedding industry, but we think Tempur Pedic has attractive long-term growth prospects. New product launches will move the company into the $1,000 to $2,000 price point for mattresses, which significantly increases the company’s addressable market. We think the highly recognizable brand will resonate well with consumers in this price range. We also think Tempur Pedic’s proprietary formula for the elastic material in their beds is a significant competitive advantage.

Our outperformance in the telecommunication services sector was driven by one holding, SBA Communications. The company leases tower space to telecommunications companies and increased mobile data use has driven up demand for space on its towers during the year. We believe the trend of increased mobile data use provides SBA a long runway for potential growth.

Our energy holdings were also a large contributor to performance over the past 12 months. Within the sector we typically avoid exploration and production companies that have a high cost position and don’t generate positive free cash flow. Instead we invest mostly in midstream oil companies and energy service companies. Midstream oil companies are generally master limited partnerships, so they distribute free cash flow back to investors which forces them to be more disciplined in how they allocate capital, and makes them a stable energy investment, in our view.

We believe well-positioned energy service companies also have more predictable revenue streams and will likely benefit from the growing complexity associated with harvesting energy assets globally. Some of these service companies got hit hard in the second quarter of 2012, trading down on the belief they were more dependent on commodity prices than we believe they really are. As these companies reported quarterly earnings over the ensuing months, investors realized their performance was not as closely tied to commodity prices as originally feared.

Key Contributors and Detractors

As highlighted in the section above, Deckers Outdoor was the largest detractor from the Fund’s performance. While the company was affected earlier this year by higher sheepskin prices and a warmer winter that created less demand for its Ugg boots brand, sheep skin prices have since pulled back. We also think that a normal winter could be a nice tailwind for the company. Further, we believe Ugg is a powerful brand and that Deckers can create numerous product extensions with the brand.

GrafTech International was another large detractor. The company produces graphite parts for a wide range of applications. We believe the company is the leading producer of graphite electrodes for the electric arc furnace steel industry. We like the company because it is the only vertically integrated graphite electrode producer.

Atmel also detracted. While Atmel has faced increasing competition in the touch screen market, we still think the company will increase cash flow generation from that business for the next several years. As mentioned, we also like its microcontroller business. This is a high margin business with a growing end market, in our view, and Atmel has steadily been gaining market share.

SBA Communications was our largest contributor. Like other wireless communications tower companies, SBA continues to see strong data usage drive demand for its tower space. Telecommunications companies have also been competing for network quality, which generally has a direct impact on how much leasing they do with tower companies like SBA.

TransDigm Group was another large contributor to the Fund’s performance over the past 12 months. The company makes components for the aerospace industry. A large portion of the company’s revenue comes from the aftermarket, which makes TransDigm less reliant on the production of new planes to drive profits. The company also has no competition for a large portion of the components it makes, which gives it pricing power, in our view.

Pharmacyclics was another top contributor. The stock was up nearly 350% for the 12-month period. Investors have been encouraged by the potential of the company’s drug treatment for chronic lymphocytic leukemia.

Outlook

While the market rallied after European Central Bank and Federal Reserve moves in September, there are many data points that suggest plenty of economic headwinds remain. Going forward, we think uncertainty is still likely to persist. Companies, and investors, seek clarity from political leaders as debt challenges continue to weigh on the eurozone and November elections and a politically imposed deadline on tax and spending policy loom in the U.S.

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

While we expect a challenging economy, we also think our investment approach is well suited to perform well in this environment. We continue to invest in companies we believe have consistent and resilient business models and revenue streams. These companies don’t need a positive macroeconomic environment to grow. We believe investing in these companies will create more value over time and provide for significant long-term capital appreciation.

Thank you for your continued investment in Janus Triton Fund.

82 | SEPTEMBER 30, 2012

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

SBA Communications Corp. – Class A	1.81%
TransDigm Group, Inc.	1.43%
Pharmacyclics, Inc.	1.19%
CoStar Group, Inc.	1.01%
SS&C Technologies Holdings, Inc.	1.00%

5 Bottom Performers – Holdings

Contribution

Deckers Outdoor Corp.	–1.06%
GrafTech International, Ltd.	–0.56%
Atmel Corp.	–0.49%
Blackbaud, Inc.	–0.47%
Tempur-Pedic International, Inc.	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Telecommunication Services	0.83%	2.23%	1.38%
Energy	0.72%	9.83%	7.40%
Consumer Staples	0.30%	1.24%	3.85%
Financials	0.29%	8.76%	8.70%
Utilities	0.15%	0.00%	0.46%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–2.07%	7.12%	0.00%
Information Technology	–1.48%	20.73%	21.85%
Consumer Discretionary	–0.39%	9.90%	15.80%
Materials	–0.25%	0.53%	7.30%
Health Care	–0.20%	16.95%	16.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.7%
TransDigm Group, Inc. Aerospace and Defense	2.1%
MSCI, Inc. Decision Support Software	2.1%
SS&C Technologies Holdings, Inc. Computer Software	1.9%
MSC Industrial Direct Co., Inc. – Class A Retail – Catalog Shopping	1.9%

10.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

* Includes Security Sold Short of (0.3)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

84 | SEPTEMBER 30, 2012

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012				per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	26.12%	5.80%	10.87%	1.02%	1.02%
MOP	18.91%	4.55%	10.01%

Janus Triton Fund – Class C Shares
NAV	25.14%	5.02%	10.06%	1.81%	1.81%
CDSC	23.93%	5.02%	10.06%

Janus Triton Fund – Class D Shares(1)	26.45%	6.02%	11.07%	0.83%	0.83%

Janus Triton Fund – Class I Shares	26.50%	5.96%	11.03%	0.76%	0.76%

Janus Triton Fund – Class N Shares	26.37%	5.96%	11.03%	0.69%	0.69%

Janus Triton Fund – Class R Shares	25.73%	5.45%	10.47%	1.44%	1.44%

Janus Triton Fund – Class S Shares	25.99%	5.64%	10.69%	1.19%	1.19%

Janus Triton Fund – Class T Shares	26.37%	5.96%	11.03%	0.94%	0.94%

Russell 2500tm Growth Index	29.52%	3.26%	6.51%

Russell 2000® Growth Index	31.18%	2.96%	5.79%

Lipper Quartile – Class T Shares	3rd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	404/543	13/421	2/340

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 85

Janus Triton Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

86 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$986.90	$5.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$983.30	$9.67

Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$988.60	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$988.60	$3.93

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,045.90	$2.48

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$985.70	$7.20

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$986.80	$5.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$988.00	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

†	Expenses are equal to the net annualized expense ratio of 1.13% for Class A Shares, 1.95% for Class C Shares, 0.85% for Class D Shares, 0.79% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.72% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 87

Janus Triton Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 91.5%
Aerospace and Defense – 2.1%
520,530	TransDigm Group, Inc.*	$73,847,591
Aerospace and Defense – Equipment – 1.6%
1,832,993	HEICO Corp. – Class A£	55,924,616
Apparel Manufacturers – 1.2%
643,518	Carter’s, Inc.*	34,647,009
402,103	Maidenform Brands, Inc.*,£	8,235,070
		42,882,079
Applications Software – 1.4%
2,135,299	RealPage, Inc.*	48,257,757
Auction House – Art Dealer – 1.0%
1,877,705	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	36,108,267
Audio and Video Products – 0.8%
1,125,569	DTS, Inc.*,£	26,203,246
Auto Repair Centers – 1.0%
955,215	Monro Muffler Brake, Inc.	33,614,016
Automotive – Truck Parts and Equipment – Original – 1.1%
642,711	WABCO Holdings, Inc.*	37,065,143
Commercial Banks – 0.8%
480,686	SVB Financial Group*	29,062,276
Commercial Services – 3.1%
656,612	CoStar Group, Inc.*	53,540,143
1,164,201	Iron Mountain, Inc.	39,710,896
706,380	Standard Parking Corp.*	15,844,103
		109,095,142
Commercial Services – Finance – 1.1%
2,066,617	Euronet Worldwide, Inc.*	38,831,733
Computer Software – 3.3%
2,011,808	Blackbaud, Inc.	48,122,447
2,660,295	SS&C Technologies Holdings, Inc.*	67,066,037
		115,188,484
Computers – Integrated Systems – 2.0%
1,048,633	Jack Henry & Associates, Inc.	39,743,191
525,466	Stratasys, Inc.*	28,585,350
		68,328,541
Consulting Services – 1.2%
876,048	Gartner, Inc.*	40,377,052
Data Processing and Management – 1.3%
1,986,840	Broadridge Financial Solutions, Inc.	46,352,977
Decision Support Software – 2.1%
2,054,534	MSCI, Inc.*	73,531,772
Diagnostic Kits – 1.3%
221,111	IDEXX Laboratories, Inc.*	21,967,378
1,151,543	Quidel Corp.*	21,798,709
		43,766,087
Distribution/Wholesale – 1.6%
976,186	WESCO International, Inc.*	55,837,839
Electric Products – Miscellaneous – 1.0%
4,033,673	GrafTech International, Ltd.*	36,262,720
Electronic Components – Semiconductors – 0.6%
3,445,178	ON Semiconductor Corp.*	21,256,748
Electronic Design Automation – 1.0%
2,600,194	Cadence Design Systems, Inc.*	33,451,496
Electronic Measuring Instruments – 1.8%
869,737	Measurement Specialties, Inc.*,£	28,683,926
701,868	Trimble Navigation, Ltd.*	33,451,029
		62,134,955
Filtration and Separations Products – 1.8%
1,757,702	Polypore International, Inc.*	62,134,766
Finance – Auto Loans – 0.3%
130,174	Credit Acceptance Corp.*	11,131,179
Finance – Investment Bankers/Brokers – 0.8%
971,025	LPL Financial Holdings, Inc.	27,713,054
Finance – Other Services – 1.4%
1,230,789	Higher One Holdings, Inc.*	16,591,036
1,042,324	MarketAxess Holdings, Inc.	32,937,438
		49,528,474
Footwear and Related Apparel – 2.7%
1,047,309	Deckers Outdoor Corp.*	38,373,402
1,282,033	Wolverine World Wide, Inc.	56,883,804
		95,257,206
Heart Monitors – 0.5%
175,481	HeartWare International, Inc.*	16,581,200
Home Furnishings – 0.8%
911,221	Tempur-Pedic International, Inc.*	27,236,396
Industrial Automation and Robotics – 0.9%
556,050	Nordson Corp.	32,595,651
Instruments – Controls – 2.1%
105,359	Mettler-Toledo International, Inc.*	17,988,996
1,847,921	Sensata Technologies Holding N.V.*	55,012,608
		73,001,604
Investment Management and Advisory Services – 2.3%
1,354,166	Eaton Vance Corp.	39,216,647
1,039,716	Epoch Holding Corp.	24,017,440
638,252	Financial Engines, Inc.*	15,209,545
		78,443,632
Machinery – Construction and Mining – 1.1%
679,890	Joy Global, Inc.	38,114,633
Machinery – General Industrial – 1.5%
657,515	Wabtec Corp.	52,791,879
Medical – Biomedical and Genetic – 2.1%
784,964	Ariad Pharmaceuticals, Inc.*	19,015,753
1,181,212	Immunogen, Inc.*	17,245,695
838,655	Incyte Corp., Ltd.*	15,137,723
835,687	Seattle Genetics, Inc.*	22,521,765
		73,920,936
Medical – Drugs – 0.5%
822,094	Alkermes PLC*	17,058,451
Medical – Generic Drugs – 0.5%
667,355	Impax Laboratories, Inc.*	17,324,536
Medical Information Systems – 1.0%
365,792	athenahealth, Inc.*	33,568,732

See Notes to Schedules of Investments and Financial Statements.

88 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares		Value

Medical Instruments – 2.9%
2,024,054	Endologix, Inc.*	$27,972,426
403,195	Techne Corp.	29,005,849
1,542,239	Volcano Corp.*	44,061,768
		101,040,043
Medical Products – 3.0%
1,984,169	PSS World Medical, Inc.*	45,199,370
994,602	Varian Medical Systems, Inc.*	59,994,393
		105,193,763
Oil – Field Services – 2.9%
239,660	Core Laboratories N.V.	29,113,897
1,619,155	PAA Natural Gas Storage L.P.	32,221,184
751,100	Targa Resources Corp.	37,810,374
		99,145,455
Oil Companies – Exploration and Production – 0.4%
573,422	Ultra Petroleum Corp. (U.S. Shares)*	12,603,816
Oil Field Machinery and Equipment – 3.8%
1,724,877	Dresser-Rand Group, Inc.*,**	95,057,971
530,702	Dril-Quip, Inc.*	38,146,860
		133,204,831
Patient Monitoring Equipment – 1.7%
2,502,219	Masimo Corp.	60,503,655
Pipelines – 2.1%
951,631	Copano Energy LLC	31,384,790
866,190	DCP Midstream Partners L.P.	40,225,864
		71,610,654
Printing – Commercial – 1.2%
1,229,198	VistaPrint N.V. (U.S. Shares)*	41,977,112
Real Estate Management/Services – 1.0%
467,098	Jones Lang LaSalle, Inc.	35,662,932
Recreational Vehicles – 1.1%
464,612	Polaris Industries, Inc.	37,573,172
Retail – Catalog Shopping – 1.9%
967,128	MSC Industrial Direct Co., Inc. – Class A	65,242,455
Retail – Convenience Stores – 0.5%
307,799	Casey’s General Stores, Inc.	17,587,635
Retail – Petroleum Products – 1.0%
933,698	World Fuel Services Corp.	33,248,986
Retail – Sporting Goods – 1.0%
568,770	Hibbett Sports, Inc.*	33,813,377
Semiconductor Components/Integrated Circuits – 0.8%
4,979,804	Atmel Corp.*	26,193,769
Steel – Producers – 1.1%
697,345	Reliance Steel & Aluminum Co.	36,506,011
Theaters – 1.7%
3,600,530	National CineMedia, Inc.£	58,940,676
Therapeutics – 1.5%
410,030	BioMarin Pharmaceutical, Inc.*	16,511,908
271,222	Pharmacyclics, Inc.*	17,493,819
333,100	Synageva BioPharma Corp.*	17,797,533
		51,803,260
Transactional Software – 1.6%
1,255,931	Solera Holdings, Inc.	55,097,693
Transportation – Railroad – 1.0%
529,146	Genesee & Wyoming, Inc. – Class A*	35,378,702
Transportation – Services – 1.5%
1,426,656	Expeditors International of Washington, Inc.	51,873,212
Transportation – Truck – 2.8%
1,084,339	Landstar System, Inc.	51,267,548
1,517,097	Old Dominion Freight Line, Inc.*	45,755,645
		97,023,193
Virtual Reality Products – 0.7%
2,738,478	RealD, Inc.*,£	24,481,993
Wireless Equipment – 1.6%
877,503	SBA Communications Corp. – Class A*	55,194,939

Total Common Stock (cost $2,855,684,635)		3,174,684,200

Money Market – 9.9%
343,001,966	Janus Cash Liquidity Fund LLC, 0% (cost $343,001,966)	343,001,966

Total Investments (total cost $3,198,686,601) – 101.4%		3,517,686,166

Security Sold Short – (0.3)%
Common Stock Sold Short – (0.3)%
Retail – Restaurants – (0.3)%
182,165	BJ’s Restaurants, Inc.* (proceeds $6,310,049)	(8,261,183)

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(39,327,760)

Net Assets – 100%		$3,470,097,223

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$48,712,083	1.4%
Ireland	17,058,451	0.5%
Netherlands	126,103,617	3.6%
United States††	3,325,812,015	94.5%

Total	$3,517,686,166	100.0%

††	Includes Cash Equivalents (84.8% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(8,261,183)	100.0%

Total	$(8,261,183)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 89

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multi-year growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended September 30, 2012, Janus Twenty Fund’s Class T Shares returned 32.43% versus a return of 29.19% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 30.20% over the same period. This outperformance was largely driven by strong performing selections within technology, health care and consumer discretionary. Our holdings in industrials, materials and energy detracted from relative results.

Investment Environment

Stocks rallied over the past 12 months, but markets have been volatile and trading has been heavily influenced by both positive and negative macroeconomic events. Stocks have traded down when the fiscal stability of countries like Greece, Spain and Italy are called into question, only to rise again when Europe’s leaders take action to stem the tide, or at least put problems off for another day. We saw this volatility most recently when stocks traded down in the summer over fears of a Greek exit from the eurozone and the need to recapitalize Spanish banks. The European Central Bank then took stimulative measures in September that encouraged a risk-on trading environment.

Portfolio Manager Comments

Our emphasis on identifying companies with durable growth characteristics such as wide competitive moats, or a proven ability to gain market share or expand into new addressable markets with innovative products or services was rewarded over the past 12 months. Some of these companies that had been delivering on business fundamentals in recent years without stock performance to match have been like coiled springs in the portfolio this year. We are heartened that the Fund has generally been performing well in both up and down market environments. In the first quarter of 2012, as many of these companies executed on the business drivers that set them apart and their strong growth potential was recognized by the market, the Fund outperformed its benchmark. In the second quarter, macroeconomic concerns stirred fear-based trades favoring safer, dividend paying stocks with less economic sensitivity. We maintained that many of our companies were producing indispensable or differentiating products or services that would sell in any economic environment. We saw that conviction play out in the tough second quarter as the Fund slightly lagged the benchmark in a down market. In the third quarter, the springs uncoiled further as investors again started differentiating between companies based on the risk and underlying fundamentals of the individual business, not just the economic outlook.

Our technology holdings were a key driver of relative outperformance during the year. A couple of our technology stocks, Apple and eBay, are our largest positions in the Fund and represent some of the companies we have the highest conviction in. In the case of Apple, we believe the sum of the company’s ecosystem is greater than its individual parts. Once a consumer or business starts using an Apple product, they typically become very loyal to the brand. Not only do they branch out and buy other types of Apple products, but they go back to the Apple name when they want to update existing devices. We have seen this thesis play out globally as Apple has continued to report record sales and profits and it increases its presence in new markets. The loyalty to the Apple ecosystem and stickiness of its customer base is a competitive moat that we think the market is still not giving Apple enough credit for.

Throughout the year, we have seen eBay continue to execute on the business drivers that set it apart from other e-commerce platforms. A string of acquisitions and new services by the company helped eBay serve as a stronger partner to the merchants that use its platform. These services enhance eBay’s competitive positioning relative to other e-commerce platforms. Meanwhile, eBay’s PayPal is making inroads with its new offline business,

90 | SEPTEMBER 30, 2012

(unaudited)(closed to new investors)

most recently announcing a deal with Discover Financial Services that will allow PayPal customers to use the payment service in any store that accepts Discover cards. The partnership should make it easier for retailers to accept PayPal as a payment service, and help expand the franchise as customers start using PayPal in stores.

Our holdings in the health care sector were also a key driver of relative outperformance. Within the sector we tend to emphasize pharmaceutical companies with new drugs that either significantly reduce patient treatment costs or that substantially improve patient outcomes. In an environment of increased legislative restrictions and heightened awareness of drug costs, we believe these drugs will have an easier time gaining regulatory approval and rapid market acceptance. Some of those companies released positive data on new drugs this year that points to larger markets for the drugs, or the ability to greatly improve patients’ conditions.

Our industrials holdings were the largest detractor from relative performance. Our holdings are mostly concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector. One of our weakest holdings in the sector was the logistics company C.H. Robinson Worldwide. The company has been impacted by a shortage of trucking capacity, which has reduced profitability as truckers have demanded better pricing. We like C.H. Robinson’s business model, however, which has posted solid annual growth for years. We think the long-term opportunity and value of the business remains intact.

Materials was another weak sector for the Fund over the past year, due primarily to poor performance of a copper mining stock, Turquoise Hill Resources (formerly called Ivanhoe Mines). The stock declined after another mining company was able to acquire a majority stake in Turquoise Hill without having to pay a control premium. We think Turquoise Hill may find another single buyer for the equity held by minority shareholders, or a combination of mining companies may divide the company’s assets. Progress on its mine in Mongolia has continued, meanwhile. Regardless of potential merger-and-acquisition activity, we like the mine because it represents one of the largest deposits of high-grade copper in the world, and is a low-cost mine relative to other copper mines. We continue to think the mine’s ongoing construction and production growth is what ultimately matters and that the value of the mine will eventually accrue to shareholders.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Stocks that Contributed to Performance

As mentioned, Apple was our top performing stock over the past 12 months. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

eBay was another top contributor to performance. The company is seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

News Corp. was another large contributor. We feel the fundamental growth rates for the company’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward.

Stocks that Detracted from Performance

Turquoise Hill Resources was the largest detractor from performance. As mentioned, the stock has traded down since another company acquired a majority stake in the firm. However, we still like the potential of the mine, which represents one of the largest high-grade copper deposits in the world, and also represents a lower cost opportunity to mine copper than competitors.

OGX Petroleo was another large detractor from performance. Investor sentiment about oil demand in a weak economy, and the ability of emerging markets to withstand a global slowdown, negatively impacted the stock during the year. We believe the stock was over penalized, and that its reserves have valuable long-term potential.

Zynga also detracted. We liked Zynga’s social gaming platform, but the company’s reliance on Facebook to create network effects for its games has proved challenging. We sold the position to pursue other opportunities.

Outlook

Macroeconomic concerns may not have been the primary focus of the market in recent months, but they haven’t gone away. A looming fiscal cliff and high unemployment in the U.S., debt burdens for several European countries,

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

and slower economic growth in China are all near-term economic headwinds. These risks are all well known, however, and have largely been priced into stocks. They are also well known by businesses, many of which are preparing for slower growth.

While we pay attention to the economic risks on the horizon, we remain focused on the individual characteristics that set a business apart from its competitors. Companies that have established a wide competitive moat, or created indispensable products and services are equipped to take market share and grow revenues even in an uncertain economic environment. We have seen this with some of the technology companies we own, which are still reporting impressive demand for products or services. Other companies are carrying on with plans to take important products into new addressable markets. We have seen this both with pharmaceutical companies we hold, and also with some of the retail clothing companies we own, which have a global brand but are only beginning to establish a global presence. So while we believe the macroeconomic threats on the horizon are indeed real, we also believe the companies we own are equipped with the types of durable growth characteristics that allow them to move forward in spite of it.

Thank you for your investment in Janus Twenty Fund. We look forward to reporting results in the future.

92 | SEPTEMBER 30, 2012

(unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	7.84%
eBay, Inc.	5.41%
News Corp. – Class A	2.85%
Express Scripts Holding Co.	2.15%
Medco Health Solutions, Inc.	2.08%

5 Bottom Performers – Holdings

Contribution

Turquoise Hill Resources, Ltd. (U.S. Shares)	–1.14%
OGX Petroleo e Gas Participacoes S.A.	–0.86%
Zynga, Inc. – Class A	–0.61%
Facebook, Inc. – Class A	–0.41%
C.H. Robinson Worldwide, Inc.	–0.32%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.68%	35.41%	29.98%
Health Care	1.40%	15.16%	10.86%
Consumer Discretionary	1.35%	19.78%	14.92%
Telecommunication Services	0.93%	3.27%	1.31%
Consumer Staples	0.91%	0.94%	12.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.09%	12.45%	12.44%
Materials	–1.94%	1.84%	4.93%
Energy	–0.81%	3.85%	8.73%
Other**	–0.47%	1.67%	0.00%
Financials	–0.19%	5.63%	4.20%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 93

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	14.4%
eBay, Inc. E-Commerce/Products	8.8%
Celgene Corp. Medical – Biomedical and Genetic	7.2%
News Corp. – Class A Multimedia	5.9%
Express Scripts Holding Co. Pharmacy Services	5.8%

42.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

94 | SEPTEMBER 30, 2012

(unaudited)(closed to new investors)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	32.63%	1.64%	10.38%	11.72%	0.82%

Janus Twenty Fund – Class T Shares(1)	32.43%	1.57%	10.34%	11.71%	0.94%

Russell 1000® Growth Index	29.19%	3.24%	8.41%	9.91%

S&P 500® Index	30.20%	1.05%	8.01%	10.47%

Lipper Quartile – Class T Shares	1st	3rd	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	47/717	281/560	18/373	4/28

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Growth & Core Funds | 95

Janus Twenty Fund (unaudited)(closed to new investors)

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the performance of the Fund’s predecessor share class. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,020.50	$3.33

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,020.10	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

†	Expenses are equal to the net annualized expense ratio of 0.66% for Class D Shares and 0.77% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

96 | SEPTEMBER 30, 2012

Janus Twenty Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 96.4%
Apparel Manufacturers – 0.9%
10,670,300	Prada SpA	$79,678,399
Applications Software – 3.6%
10,310,545	Microsoft Corp.	307,048,030
Athletic Footwear – 1.5%
1,321,985	NIKE, Inc. – Class B	125,469,596
Beverages – Wine and Spirits – 1.1%
829,710	Pernod-Ricard S.A.	93,080,782
Brewery – 0%
2,820,878	Anheuser-Busch InBev N.V. – VVPR Strip*	3,625
Casino Hotels – 1.6%
12,992,692	MGM Resorts International*	139,671,439
Commercial Services – Finance – 1.1%
209,280	MasterCard, Inc. – Class A	94,485,734
Computers – 14.4%
1,844,354	Apple, Inc.	1,230,663,650
Computers – Memory Devices – 3.9%
12,154,100	EMC Corp.*	331,442,307
E-Commerce/Products – 9.7%
325,750	Amazon.com, Inc.*	82,844,740
15,480,183	eBay, Inc.*	749,395,659
		832,240,399
Electronic Components – Miscellaneous – 2.2%
5,439,125	TE Connectivity, Ltd. (U.S. Shares)	184,984,641
Electronic Connectors – 1.2%
1,736,792	Amphenol Corp. – Class A	102,262,313
Enterprise Software/Services – 2.8%
7,448,712	Oracle Corp.	234,559,941
Hotels and Motels – 1.6%
3,510,595	Marriott International, Inc. – Class A	137,264,265
Industrial Automation and Robotics – 4.2%
2,213,100	FANUC Corp.	356,841,810
Life and Health Insurance – 3.9%
38,376,400	AIA Group, Ltd.	143,036,699
14,988,207	Prudential PLC	193,962,185
		336,998,884
Medical – Biomedical and Genetic – 9.7%
8,018,143	Celgene Corp.*	612,586,125
1,344,388	Gilead Sciences, Inc.*	89,173,256
2,255,506	Vertex Pharmaceuticals, Inc.*	126,195,561
		827,954,942
Metal – Diversified – 1.5%
14,909,236	Turquoise Hill Resources, Ltd. (U.S. Shares)*	126,430,321
Metal Processors and Fabricators – 2.3%
1,212,310	Precision Castparts Corp.	198,018,715
Multimedia – 5.9%
20,451,315	News Corp. – Class A	501,670,757
Oil – Field Services – 1.4%
1,667,025	Schlumberger, Ltd. (U.S. Shares)	120,575,918
Oil Companies – Exploration and Production – 0.6%
17,137,900	OGX Petroleo e Gas Participacoes S.A.*	52,009,911
Pharmacy Services – 5.8%
7,932,144	Express Scripts Holding Co.*	497,107,465
Retail – Apparel and Shoe – 4.6%
7,945,185	Limited Brands, Inc.	391,379,813
Retail – Jewelry – 2.2%
3,196,597	Cie Financiere Richemont S.A.	191,755,021
Transportation – Services – 4.9%
2,458,240	C.H. Robinson Worldwide, Inc.	143,929,952
3,786,180	United Parcel Service, Inc. – Class B	270,976,903
		414,906,855
Wireless Equipment – 3.8%
5,077,480	Crown Castle International Corp.*	325,466,468

Total Common Stock (cost $5,425,131,251)		8,233,972,001

Money Market – 3.5%
297,487,265	Janus Cash Liquidity Fund LLC, 0% (cost $297,487,265)	297,487,265

Total Investments (total cost $5,722,618,516) – 99.9%		8,531,459,266

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		9,932,137

Net Assets – 100%		$8,541,391,403

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$3,625	0.0%
Brazil	52,009,911	0.6%
Canada	126,430,321	1.5%
Curacao	120,575,918	1.4%
France	93,080,782	1.1%
Hong Kong	143,036,699	1.7%
Italy	79,678,399	0.9%
Japan	356,841,810	4.2%
Switzerland	376,739,662	4.4%
United Kingdom	193,962,185	2.3%
United States††	6,989,099,954	81.9%

Total	$8,531,459,266	100.0%

††	Includes Cash Equivalents (78.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 12-month period ended September 30, 2012, Janus Venture Fund’s Class T Shares returned 29.77%. The Fund’s primary and secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 31.18% and 31.91%, respectively, over the same period.

Investment Environment

Global markets enjoyed a significant rally over the last 12 months. Strong gains continued throughout much of the first half of the year, with negative macroeconomic data weighing on investor sentiment in May and June. Stocks rebounded in the third quarter of 2012, on the heels of stimulative action by U.S. and European central banks. The central banks’ efforts gave investors the perception there was less macroeconomic uncertainty, fueling a risk-on trading environment. Overall this was a positive environment for small-cap equities but significantly benefited many lower-quality companies with lower return on equity and lower return on invested capital.

Performance Discussion

While many of our companies performed well this year, the Fund underperformed the benchmark as the risk-on trading environment drove up the values of higher-volatility, riskier small-cap companies we typically avoid. We maintain a moderately positioned portfolio, focusing on higher quality companies with predictable, growing revenue streams. We believe these companies have high growth potential through differentiated business models or sustainable competitive advantages, and can also weather a downturn and take market share in difficult economic environments. We believe the emphasis on stability and predictability can allow our portfolio to outperform in threatening economic environments, as it did in the second quarter of 2012, and still add positive returns when the macroeconomic environment is more favorable. In our view, this approach leads to higher compounded returns over time.

Our consumer discretionary holdings were one of the largest detractors from performance. Much of the underperformance was attributable to two companies, Deckers Outdoor and CafePress. Both positions were added to the Fund this year, and as described in the Key Contributors and Detractors section below, we still feel positive about the long-term growth prospects of the stocks. Deckers Outdoor makes Ugg boots. The stock came under pressure after higher sheepskin prices crimped margins and a warmer winter decreased demand for the boots. For CafePress, the company has struggled in part due to the macroeconomic slow-down in Europe. Spending on political products has also been down this year. We believe this is due largely to overall disenfranchisement with anything related to politics this year.

Our selection in the materials sector also detracted from relative performance, partially due to a potash producer held by the Fund. Potash remains a key ingredient in fertilizer and we think that over the long term, demand for potash will increase as more crops are produced to keep up with global demand and as farmers seek to increase their yield in those crops.

Our energy holdings were our largest contributor to relative performance over the past 12 months. Within the sector we typically avoid energy and production companies that have a high cost position and don’t generate positive free cash flow. Instead we invest mostly in midstream oil companies and oil service companies. Midstream oil companies are generally master limited partnerships, so they distribute free cash flow back to investors, which forces them to be more disciplined in how they allocate capital, and makes them a stable energy investment, in our view.

We believe well-positioned energy service companies also have more predictable revenue streams and will likely benefit from the growing complexity associated with harvesting energy assets globally. Some of these service companies got hit hard in the second quarter of 2012, trading down on the belief they were more dependent on

98 | SEPTEMBER 30, 2012

(unaudited)

commodity prices than we believe they really are. As these companies reported quarterly earnings over the ensuing months, investors realized their performance was not as closely tied to commodity prices as originally feared.

Our health care selections were also a major contributor to relative performance this year. Two companies in our health care holdings, Pharmacyclics and Catamaran Corp., were among our top-performing stocks for the entire Fund. Catamaran, formerly SXC Health Solutions, is a pharmacy benefit manager (PBM) that has benefitted from the generic drug wave this year. The company acquired Catalyst Health Solutions, another PBM we owned, in July. While we believe the merged company will benefit from more scale, we sold the position because it was out of our market cap range. Pharmacyclics, meanwhile, was the top contributor to the Fund’s performance this year. When we invest in pharmaceutical companies, we tend to emphasize innovative companies with treatments that dramatically improve patient outcomes or that significantly reduce a patient’s medical costs. We believe these drugs will have an easier time gaining regulatory approval, and will likely experience quicker uptake even while demonstrating pricing power. We have been encouraged by positive data released on Pharmacyclics’ treatment for chronic lymphocytic leukemia this year, and think it has the potential to improve lives and serve a large global market.

Key Contributors and Detractors

Deckers Outdoor was the largest detractor. While the company was affected earlier this year by higher sheepskin prices and a warmer winter that created less demand for its Ugg boots brand, sheep skin prices have since pulled back. We also believe that a normal winter could be a nice tailwind for the company. Further, we believe Ugg is a powerful brand and that Deckers can create numerous product extensions with the brand.

Blackbaud was another large detractor. The stock traded down after lowering its guidance for the second half of 2012 as it absorbed costs from its merger with Convio, but we think the acquisition will add value over the long term. Blackbaud is the leader in fundraising software for not-for-profits, an area where it faces minimal competition. Its acquisition of what we believe is a true leader in on-line fundraising brings increased value to customers and should create accelerating revenue growth in our view.

CafePress was another detractor. While the stock was impacted by the slow-down in Europe and decreased spending on political products, we still like its specialized niche of manufacturing small volumes of customized products at a large scale, which we think is a difficult business model to replicate.

Pharmacyclics was a key contributor for the Fund. The stock was up nearly 350% for the 12-month period. As mentioned, investors have been encouraged by the potential of the company’s drug treatment for chronic lymphocytic leukemia.

SS&C Technologies was another top contributor. The provider of technology products to the financial services industry generates the bulk of its revenue from software licenses and processing agreements, which is a highly recurring revenue model in our view. An acquisition this year has made the company one of the largest fund administrators, increasing the company’s presence in one of its fastest growing and highest margin businesses. We also believe there is a valuable cross selling opportunity for SS&C as it offers different products to its customers.

CoStar was another top contributor. Subscriptions for the company’s proprietary commercial real estate database provide a nice recurring revenue stream from real estate brokers. The database includes “must-have” data for these brokers, and would cost them too much to recreate the data on their own.

Outlook

While the market rallied after European Central Bank and Federal Reserve moves in September, there are many data points that suggest plenty of economic headwinds remain. Going forward, we think uncertainty is likely to persist. Companies, and investors, seek clarity from political leaders as debt challenges continue to weigh on the eurozone and November elections and a politically imposed deadline on tax and spending policy loom in the U.S.

While we expect a challenging economy, we also think our investment approach is suited to perform well in this environment. We continue to invest in companies we believe have consistent and resilient business models and revenue streams. These companies don’t need a positive macroeconomic environment to grow. We believe investing in these companies will create more value over time and provide for significant long-term capital appreciation.

Thank you for your continued investment in Janus Venture Fund.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	1.25%
SS&C Technologies Holdings, Inc.	1.09%
CoStar Group, Inc.	1.08%
Catamaran Corp.	1.07%
Targa Resources Corp.	1.02%

5 Bottom Performers – Holdings

Contribution

Deckers Outdoor Corp.	–0.54%
Blackbaud, Inc.	–0.52%
CafePress, Inc.	–0.45%
Ceva, Inc.	–0.39%
Higher One Holdings, Inc.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	1.22%	9.87%	7.63%
Health Care	0.96%	18.56%	20.61%
Consumer Staples	0.47%	1.43%	4.33%
Information Technology	0.44%	24.37%	22.74%
Financials	0.22%	6.08%	7.49%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–1.98%	6.83%	0.00%
Consumer Discretionary	–1.11%	13.30%	15.29%
Materials	–0.68%	0.93%	4.22%
Industrials	–0.43%	18.06%	16.56%
Utilities	0.02%	0.00%	0.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

100 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

SS&C Technologies Holdings, Inc. Computer Software	2.3%
Hub Group, Inc. – Class A Transportation – Services	2.0%
Masimo Corp. Patient Monitoring Equipment	1.9%
Polypore International, Inc. Filtration and Separations Products	1.9%
National CineMedia, Inc. Theaters	1.8%

9.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Growth & Core Funds | 101

Janus Venture Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	29.59%	2.17%	11.95%	11.62%	1.01%	1.01%
MOP	22.14%	0.96%	11.29%	11.38%

Janus Venture Fund – Class C Shares
NAV	28.85%	1.12%	11.17%	10.88%	3.00%	2.07%
CDSC	27.65%	1.12%	11.17%	10.88%

Janus Venture Fund – Class D Shares(1)	29.95%	2.48%	12.21%	11.81%	0.85%	0.85%

Janus Venture Fund – Class I Shares	30.04%	2.42%	12.18%	11.80%	0.73%	0.73%

Janus Venture Fund – Class N Shares	29.77%	2.42%	12.18%	11.80%	0.70%	0.70%

Janus Venture Fund – Class S Shares	29.56%	1.99%	11.81%	11.49%	1.19%	1.19%

Janus Venture Fund – Class T Shares	29.77%	2.42%	12.18%	11.80%	0.96%	0.96%

Russell 2000® Growth Index	31.18%	2.96%	10.55%	7.29%

Russell 2000® Index	31.91%	2.21%	10.17%	9.23%

Lipper Quartile – Class T Shares	2nd	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	256/543	196/421	11/269	2/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

102 | SEPTEMBER 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on May 6, 2011. The performance shown for periods prior to May 6, 2011 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Janus Growth & Core Funds | 103

Janus Venture Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,017.40	$5.45

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,014.50	$8.61

Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,019.00	$4.19

Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,019.50	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,068.80	$3.16

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,017.00	$6.05

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,018.40	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

†	Expenses are equal to the net annualized expense ratio of 1.08% for Class A Shares, 1.71% for Class C Shares, 0.83% for Class D Shares, 0.73% for Class I Shares, 1.20% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 0.91% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

104 | SEPTEMBER 30, 2012

Janus Venture Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Common Stock – 92.1%
Aerospace and Defense – Equipment – 1.7%
973,903	HEICO Corp. – Class A	$29,713,781
Agricultural Chemicals – 0.9%
727,353	Intrepid Potash, Inc.*	15,623,542
Apparel Manufacturers – 3.5%
418,583	Carter’s, Inc.*	22,536,508
856,675	Maidenform Brands, Inc.*	17,544,704
6,676,293	Quiksilver, Inc.*	22,165,293
		62,246,505
Applications Software – 1.5%
1,183,879	RealPage, Inc.*	26,755,665
Auction House – Art Dealer – 1.4%
1,334,814	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	25,668,473
Audio and Video Products – 1.6%
825,781	DTS, Inc.*	19,224,182
688,868	Skullcandy, Inc.*	9,471,935
		28,696,117
Auto Repair Centers – 1.2%
595,908	Monro Muffler Brake, Inc.	20,970,003
Commercial Services – 2.7%
345,813	CoStar Group, Inc.*	28,197,592
932,151	Standard Parking Corp.*,£	20,908,147
		49,105,739
Commercial Services – Finance – 1.6%
282,399	Cardtronics, Inc.*	8,409,842
1,078,176	Euronet Worldwide, Inc.*	20,258,927
		28,668,769
Computer Services – 1.1%
1,070,874	LivePerson, Inc.*	19,393,528
Computer Software – 5.1%
1,162,213	Blackbaud, Inc.	27,800,135
324,379	Cornerstone OnDemand, Inc.*	9,945,460
1,106,850	Envestnet, Inc.*	12,950,145
1,609,146	SS&C Technologies Holdings, Inc.*	40,566,571
		91,262,311
Computers – Integrated Systems – 0.9%
292,928	Stratasys, Inc.*	15,935,283
Consulting Services – 1.2%
478,646	Gartner, Inc.*	22,060,794
Consumer Products – Miscellaneous – 1.1%
519,383	SodaStream International, Ltd.*	20,344,232
Data Processing and Management – 1.5%
1,132,319	Broadridge Financial Solutions, Inc.	26,417,002
Decision Support Software – 1.2%
581,872	MSCI, Inc.*	20,825,199
Diagnostic Kits – 1.6%
1,518,553	Quidel Corp.*	28,746,208
Distribution/Wholesale – 1.7%
528,589	WESCO International, Inc.*	30,235,291
Diversified Operations – 0%
867,990	Digital Domain – Private Placement°°,§	0
E-Commerce/Products – 0.3%
571,600	CafePress, Inc.*	5,207,276
Electric Products – Miscellaneous – 1.0%
2,050,750	GrafTech International, Ltd.*	18,436,243
Electronic Components – Semiconductors – 1.5%
545,873	Ceva, Inc.*	7,849,654
1,085,971	International Rectifier Corp.*	18,124,856
		25,974,510
Electronic Measuring Instruments – 1.2%
643,902	Measurement Specialties, Inc.*	21,235,888
Enterprise Software/Services – 2.4%
614,631	Opnet Technologies, Inc.	20,940,478
505,318	Tyler Technologies, Inc.*	22,244,099
		43,184,577
Filtration and Separations Products – 1.9%
959,062	Polypore International, Inc.*	33,902,842
Finance – Auto Loans – 0.3%
65,561	Credit Acceptance Corp.*	5,606,121
Finance – Consumer Loans – 0.2%
734,396	Cash Store Financial Services, Inc.	4,178,713
Finance – Other Services – 2.1%
668,511	Higher One Holdings, Inc.*	9,011,528
704,012	MarketAxess Holdings, Inc.	22,246,779
711,524	Netspend Holdings, Inc.*	6,994,281
		38,252,588
Footwear and Related Apparel – 3.1%
663,437	Deckers Outdoor Corp.*	24,308,332
722,631	Wolverine World Wide, Inc.	32,063,137
		56,371,469
Hazardous Waste Disposal – 1.3%
1,151,295	Heritage-Crystal Clean, Inc.*,£	22,853,206
Health Care Cost Containment – 1.0%
1,258,163	ExamWorks Group, Inc.*	18,771,792
Heart Monitors – 0.4%
84,458	HeartWare International, Inc.*	7,980,436
Human Resources – 1.2%
1,615,697	Resources Connection, Inc.	21,181,788
Industrial Automation and Robotics – 1.0%
300,220	Nordson Corp.	17,598,896
Internet Content – Information/News – 0.5%
332,752	Yelp, Inc.*	9,000,942
Investment Management and Advisory Services – 2.5%
725,776	Epoch Holding Corp.	16,765,426
527,991	Financial Engines, Inc.*	12,582,026
2,414,292	WisdomTree Investments, Inc.*	16,175,756
		45,523,208
Machinery – General Industrial – 1.8%
397,077	Wabtec Corp.	31,881,312
Medical – Biomedical and Genetic – 2.2%
414,775	Ariad Pharmaceuticals, Inc.*	10,047,924
666,165	Immunogen, Inc.*	9,726,009
466,626	Incyte Corp., Ltd.*	8,422,599
430,746	Seattle Genetics, Inc.*	11,608,605
		39,805,137

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 105

Janus Venture Fund

Schedule of Investments

As of September 30, 2012

Shares		Value

Medical – Drugs – 0.5%
846,419	Achillion Pharmaceuticals, Inc.*	$8,811,222
Medical – Generic Drugs – 0.7%
472,312	Impax Laboratories, Inc.*	12,261,220
Medical Equipment – 0.7%
1,176,010	Novadaq Technologies, Inc.*	12,159,943
Medical Information Systems – 0.9%
180,437	athenahealth, Inc.*	16,558,704
Medical Instruments – 4.4%
469,998	Conceptus, Inc.*	9,545,659
1,634,546	Endologix, Inc.*	22,589,426
282,031	Techne Corp.	20,289,310
942,047	Volcano Corp.*	26,914,283
		79,338,678
Medical Products – 1.4%
1,133,653	PSS World Medical, Inc.*	25,824,615
Oil – Field Services – 2.4%
1,049,056	PAA Natural Gas Storage L.P.	20,876,215
453,895	Targa Resources Corp.	22,849,074
		43,725,289
Oil Field Machinery and Equipment – 3.1%
581,900	Dresser-Rand Group, Inc.*	32,068,509
334,304	Dril-Quip, Inc.*	24,029,772
		56,098,281
Patient Monitoring Equipment – 1.9%
1,427,513	Masimo Corp.	34,517,264
Pipelines – 3.0%
786,595	Copano Energy LLC	25,941,903
606,789	DCP Midstream Partners L.P.	28,179,281
		54,121,184
Printing – Commercial – 1.2%
640,085	VistaPrint N.V. (U.S. Shares)*	21,858,903
Retail – Apparel and Shoe – 0.2%
204,800	Tilly’s, Inc. – Class A	3,753,984
Retail – Automobile – 0.7%
716,629	Rush Enterprises, Inc. – Class B*,£	12,046,533
Retail – Convenience Stores – 0.8%
244,407	Casey’s General Stores, Inc.	13,965,416
Retail – Discount – 1.1%
1,025,408	Gordmans Stores, Inc.*,£	18,918,778
Retail – Miscellaneous/Diversified – 0.3%
133,578	Five Below, Inc.*	5,220,228
Retail – Petroleum Products – 1.0%
505,281	World Fuel Services Corp.	17,993,056
Retail – Sporting Goods – 1.2%
367,706	Hibbett Sports, Inc.*	21,860,122
Schools – 0.9%
781,244	K12, Inc.*	15,781,129
Theaters – 1.8%
2,010,934	National CineMedia, Inc.	32,918,990
Therapeutics – 0.6%
211,476	Synageva BioPharma Corp.*	11,299,163
Transportation – Services – 2.0%
1,190,568	Hub Group, Inc. – Class A*	35,336,058
Transportation – Truck – 2.9%
597,906	Landstar System, Inc.	28,268,996
772,412	Old Dominion Freight Line, Inc.*	23,295,946
		51,564,942
Virtual Reality Products – 1.0%
1,969,210	RealD, Inc.*	17,604,737

Total Common Stock (cost $1,440,157,408)		1,653,153,825

Money Market – 9.9%
178,108,435	Janus Cash Liquidity Fund LLC, 0% (cost $178,108,435)	178,108,435

Total Investments (total cost $1,618,265,843) – 102.0%		1,831,262,260

Liabilities, net of Cash, Receivables and Other Assets– (2.0)%		(36,336,005)

Net Assets – 100%		$1,794,926,255

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$29,847,186	1.6%
Israel	20,344,232	1.1%
Netherlands	21,858,903	1.2%
United States††	1,759,211,939	96.1%

Total	$1,831,262,260	100.0%

††	Includes Cash Equivalents (86.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

106 | SEPTEMBER 30, 2012

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Janus Growth & Core Funds | 107

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2012	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$7,738,056	$2,389,040	$1,819,643	$2,424,506	$6,285,682	$2,812,738	$2,796,013	$3,198,687	$5,722,619	$1,618,266
Unaffiliated investments at value	$8,720,244	$2,165,801	$2,343,680	$3,694,062	$7,762,145	$3,509,473	$3,364,966	$2,980,450	$8,233,972	$1,578,427
Affiliated investments at value	153,200	299,610	109,179	34,168	404,770	53,674	56,666	537,236	297,487	252,835
Cash	1,365	105	357	278	998	101	138	6,456	–	62
Cash denominated in foreign currency(1)	–	–	–	–	8,979	–	–	–	–	–
Restricted cash (Note 1)	–	–	–	–	660	–	–	–	–	–
Deposits with broker for short sales	–	–	–	–	–	–	–	6,310	–	–
Receivables:
Investments sold	124,692	–	–	5,460	36,150	51,267	17,862	3,888	12,309	18,413
Fund shares sold	9,879	306	884	2,417	2,319	1,182	1,259	31,277	2,424	1,633
Dividends	7,683	2,764	1,356	3,927	5,514	5,674	2,941	887	7,009	324
Foreign dividend tax reclaim	172	–	–	173	–	88	–	1	372	–
Interest	37,089	–	–	–	–	2,928	–	–	–	–
Non-interested Trustees’ deferred compensation	142	39	39	59	129	74	53	55	135	28
Other assets	156	46	334	81	145	51	52	49	155	22
Forward currency contracts	224	239	164	–	1,329	167	–	–	–	–
Total Assets	9,054,846	2,468,910	2,455,993	3,740,625	8,223,138	3,624,679	3,443,937	3,566,609	8,553,863	1,851,744
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	–	–	8,261	–	–
Options written, at value(3)	–	–	–	–	801	–	–	–	–	–
Due to custodian	–	–	–	–	–	–	–	–	1,954	–
Investments purchased	102,337	3,134	797	–	95,034	59,979	50,555	82,997	–	54,406
Fund shares repurchased	19,890	1,700	1,489	8,237	7,724	3,365	1,768	2,395	4,832	1,031
Dividends	1,842	–	–	–	–	303	–	–	–	–
Advisory fees	4,024	872	1,294	1,321	3,211	1,760	1,386	1,802	3,489	940
Fund administration fees	73	20	20	31	67	29	28	28	71	15
Internal servicing cost	34	1	4	21	12	1	1	11	–	–
Administrative services fees	1,052	321	315	401	903	493	465	375	1,227	205
Distribution fees and shareholder servicing fees	832	22	96	803	244	24	5	203	–	43
Administrative, networking and omnibus fees	583	59	98	211	209	11	15	140	–	2
Non-interested Trustees’ fees and expenses	29	62	29	103	50	39	28	4	92	8
Non-interested Trustees’ deferred compensation fees	142	39	39	59	129	74	53	55	135	28
Accrued expenses and other payables	363	656	376	354	603	706	516	241	672	140
Forward currency contracts	555	180	43	–	3,227	309	–	–	–	–
Total Liabilities	131,756	7,066	4,600	11,541	112,214	67,093	54,820	96,512	12,472	56,818
Net Assets	$8,923,090	$2,461,844	$2,451,393	$3,729,084	$8,110,924	$3,557,586	$3,389,117	$3,470,097	$8,541,391	$1,794,926

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2012	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,588,000	$3,027,310	$1,825,092	$2,821,225	$7,395,001	$3,437,226	$3,118,451	$3,036,752	$5,868,992	$1,408,679
Undistributed net investment income/(loss)*	8,610	15,087	(4,061)	12,785	39,888	2,675	15,897	(8,624)	32,993	(5,484)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	191,390	(656,987)	(2,977)	(408,664)	(1,203,479)	(632,544)	(370,852)	124,918	(169,460)	178,733
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,135,090	76,434	633,339	1,303,738	1,879,514	750,229	625,621	317,051	2,808,866	212,998
Total Net Assets	$8,923,090	$2,461,844	$2,451,393	$3,729,084	$8,110,924	$3,557,586	$3,389,117	$3,470,097	$8,541,391	$1,794,926
Net Assets - Class A Shares	$656,171	$23,930	$70,811	$425,598	$1,117,172	$25,678	$13,144	$334,176	N/A	$209,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,295	1,720	1,097	11,074	35,202	749	411	18,530	N/A	3,468
Net Asset Value Per Share(4)	$27.01	$13.91	$64.53	$38.43	$31.74	$34.28	$31.97	$18.03	N/A	$60.33
Maximum Offering Price Per Share(5)	$28.66	$14.76	$68.47	$40.77	$33.68	$36.37	$33.92	$19.13	N/A	$64.01
Net Assets - Class C Shares	$538,591	$19,148	$25,271	$341,806	$5,498	$11,850	$2,028	$117,035	N/A	$413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,999	1,409	401	9,391	176	347	64	6,630	N/A	7
Net Asset Value Per Share(4)	$26.93	$13.59	$62.98	$36.40	$31.32	$34.13	$31.45	$17.65	N/A	$59.57
Net Assets - Class D Shares	$1,157,251	$1,599,671	$914,181	N/A	$4,785,902	$2,125,471	$1,878,272	$608,824	$5,080,754	$1,052,828
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,809	114,440	14,049	N/A	150,052	61,983	58,346	33,557	81,115	17,366
Net Asset Value Per Share	$27.03	$13.98	$65.07	N/A	$31.89	$34.29	$32.19	$18.14	$62.64	$60.63
Net Assets - Class I Shares	$1,990,129	$44,907	$367,419	$1,033,018	$143,353	$23,999	$101,806	$807,407	N/A	$29,810
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,646	3,212	5,625	26,678	4,493	700	3,163	44,332	N/A	492
Net Asset Value Per Share	$27.02	$13.98	$65.32	$38.72	$31.91	$34.29	$32.18	$18.21	N/A	$60.61
Net Assets - Class N Shares	$7,610	N/A	$2,354	$1,347	$24,587	N/A	$43,412	$54,877	N/A	$3,807
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	282	N/A	36	35	770	N/A	1,348	3,012	N/A	63
Net Asset Value Per Share	$27.01	N/A	$65.32	$38.73	$31.92	N/A	$32.19	$18.22	N/A	$60.62
Net Assets - Class R Shares	$235,356	$1,877	$48,109	$181,124	$2,427	$2,382	N/A	$43,169	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,734	136	754	4,877	77	70	N/A	2,410	N/A	N/A
Net Asset Value Per Share	$26.95	$13.76	$63.83	$37.14	$31.54	$34.22	N/A	$17.91	N/A	N/A
Net Assets - Class S Shares	$789,572	$2,598	$196,402	$1,692,436	$43,993	$37,945	$538	$115,486	N/A	$189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,233	187	3,052	44,670	1,382	1,107	17	6,430	N/A	3
Net Asset Value Per Share	$27.01	$13.87	$64.36	$37.89	$31.84	$34.29	$31.88	$17.96	N/A	$60.26
Net Assets - Class T Shares	$3,548,410	$769,713	$826,846	$53,755	$1,987,992	$1,330,261	$1,349,917	$1,389,123	$3,460,637	$498,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	131,330	55,150	12,737	1,414	62,314	38,802	41,963	76,784	55,311	8,251
Net Asset Value Per Share	$27.02	$13.96	$64.92	$38.02	$31.90	$34.28	$32.17	$18.09	$62.57	$60.43

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $8,978,895 for Janus Fund.
(2)	Includes proceeds of $6,310,049 on short sales for Janus Triton Fund.
(3)	Includes premiums of $960,283 on written options for Janus Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the fiscal year ended September 30, 2012	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$138,298	$–	$–	$–	$–	$8,461	$–	$–	$–	$–
Interest proceeds from short sales	–	–	–	–	–	–	–	–	–	–
Dividends	99,185	36,106	18,938	49,770	108,575	70,245	48,907	20,004	96,850	9,959
Dividends from affiliates	178	111	110	21	587	62	25	3,406	191	152
Other Income	2,782	–	–	11	1,728	65	21	–	1,396	–
Foreign tax withheld	(2,206)	(286)	(245)	(440)	(2,049)	(1,336)	(1,420)	(176)	(946)	(131)
Total Investment Income	238,237	35,931	18,803	49,362	108,841	77,497	47,533	23,234	97,491	9,980
Expenses:
Advisory fees	45,932	10,899	15,517	18,490	38,781	21,038	21,101	17,909	42,402	8,941
Internal servicing expense - Class A Shares	50	3	6	39	80	2	1	18	–	–
Internal servicing expense - Class C Shares	132	7	6	102	2	3	–	21	–	–
Internal servicing expense - Class I Shares	85	3	18	46	7	1	5	20	–	1
Shareholder reports expense	726	817	546	305	1,662	699	899	531	919	191
Transfer agent fees and expenses	439	815	520	99	1,513	809	1,006	288	1,252	257
Registration fees	205	97	110	121	115	96	122	227	89	155
Custodian fees	40	166	51	95	149	21	92	24	196	14
Professional fees	94	51	51	72	122	57	68	63	89	48
Non-interested Trustees’ fees and expenses	217	98	76	154	230	105	98	70	243	37
Short sales interest expense	–	–	–	–	–	–	–	7	–	–
Stock loan fees	–	–	–	–	–	–	–	4	–	–
Fund administration fees	814	249	236	374	778	341	322	274	791	137
Administrative services fees - Class D Shares	1,307	1,937	1,077	N/A	5,547	2,455	2,190	687	5,751	1,197
Administrative services fees - Class R Shares	507	5	133	473	7	6	N/A	70	N/A	N/A
Administrative services fees - Class S Shares	1,807	7	480	4,579	137	115	1	192	N/A	–
Administrative services fees - Class T Shares	8,470	2,096	2,035	103	5,373	3,381	3,349	2,948	8,317	865
Distribution fees and shareholder servicing fees - Class A Shares	1,525	72	173	1,094	2,466	55	32	636	N/A	78
Distribution fees and shareholder servicing fees - Class C Shares	4,915	225	245	3,547	56	115	16	889	N/A	1
Distribution fees and shareholder servicing fees - Class R Shares	1,014	10	267	947	13	12	N/A	139	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1,807	7	480	4,564	137	107	1	192	N/A	–
Administrative, networking and omnibus fees - Class A Shares	839	44	191	986	2,266	21	17	461	N/A	42
Administrative, networking and omnibus fees - Class C Shares	526	50	60	588	7	20	2	201	N/A	–
Administrative, networking and omnibus fees - Class I Shares	1,972	62	192	738	148	27	83	530	N/A	4
Other expenses	454	169	144	237	521	230	180	161	415	92
Total Expenses	73,877	17,889	22,614	37,753	60,117	29,716	29,585	26,562	60,464	12,060
Expense and Fee Offset	(9)	(9)	(7)	(2)	(14)	(8)	(9)	(3)	(11)	(2)
Net Expenses	73,868	17,880	22,607	37,751	60,103	29,708	29,576	26,559	60,453	12,058
Less: Excess Expense Reimbursement	(80)	(57)	(98)	(1,307)	(1,401)	(79)	(49)	(30)	(102)	(20)
Net Expenses after Expense Reimbursement	73,788	17,823	22,509	36,444	58,702	29,629	29,527	26,529	60,351	12,038
Net Investment Income/(Loss)	164,449	18,108	(3,706)	12,918	50,139	47,868	18,006	(3,295)	37,140	(2,058)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	215,577	142,785	182,810	33,795	(3,521)	238,366	94,747	125,100	(170,333)	175,217
Net realized gain/(loss) from futures contracts	–	(9,221)	–	–	–	–	–	–	–	–
Net realized gain/(loss) from swap contracts	–	(31,867)	–	–	–	–	–	–	–	–
Net realized gain from written options contracts	–	2,420	–	4,246	8,420	–	–	–	5,832	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,152,254	405,144	316,330	1,037,796	1,763,897	668,878	597,787	407,833	2,347,660	159,587
Change in unrealized net appreciation/(depreciation) of futures contracts	–	(7,134)	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	–	–	(226)	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	20,504	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	–	–	1,843	160	–	–	–	2,532	–
Net Gain on Investments	1,367,831	522,631	499,140	1,077,680	1,768,956	907,244	692,534	532,707	2,185,691	334,804
Net Increase in Net Assets Resulting from Operations	$1,532,280	$540,739	$495,434	$1,090,598	$1,819,095	$955,112	$710,540	$529,412	$2,222,831	$332,746

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Janus		Janus		Janus		Janus				Janus Growth and
For the fiscal years ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$164,449	$135,879	$18,108	$17,405	$(3,706)	$(8,177)	$12,918	$13,704	$50,139	$45,717	$47,868	$38,742
Net realized gain from investment and foreign currency transactions	215,577	114,003	104,117	106,531	182,810	248,062	38,041	744,410	4,899	1,150,737	238,366	155,525
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,152,254	(536,827)	418,514	(675,573)	316,330	(195,021)	1,039,639	(817,498)	1,764,057	(1,525,303)	668,878	(307,822)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,532,280	(286,945)	540,739	(551,637)	495,434	44,864	1,090,598	(59,384)	1,819,095	(328,849)	955,112	(113,555)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(11,659)	(11,035)	–	(83)	–	–	(2,140)	–	(4,505)	(2,258)	(249)	(194)
Class C Shares	(6,453)	(6,080)	–	–	–	–	–	–	–	–	(49)	(20)
Class D Shares	(23,006)	(21,831)	(114)	(6,519)	–	–	N/A	N/A	(26,955)	(19,068)	(25,047)	(20,640)
Class I Shares	(39,741)	(15,828)	(1)	(543)	–	–	(7,262)	–	(1,039)	(772)	(321)	(634)
Class N Shares(1)	(39)	N/A	N/A	N/A	–	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	(3,385)	(2,444)	–	–	–	–	(187)	–	(7)	–	(16)	(13)
Class S Shares	(13,281)	(11,910)	–	–	–	–	(4,901)	–	(90)	(44)	(398)	(405)
Class T Shares	(68,208)	(65,182)	–	(3,768)	–	–	(225)	–	(9,687)	(5,959)	(15,200)	(14,721)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(9,395)	(16,369)	–	–	–	–	–	–	–	–	–	–
Class C Shares	(7,572)	(13,293)	–	–	–	–	–	–	–	–	–	–
Class D Shares	(16,940)	(30,405)	–	–	–	–	N/A	N/A	–	–	–	–
Class I Shares	(28,932)	(11,791)	–	–	–	–	–	–	–	–	–	–
Class N Shares(1)	–	N/A	N/A	N/A	–	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	(2,967)	(3,899)	–	–	–	–	–	–	–	–	–	–
Class S Shares	(11,132)	(19,506)	–	–	–	–	–	–	–	–	–	–
Class T Shares	(53,054)	(92,149)	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(295,764)	(321,722)	(115)	(10,913)	–	–	(14,715)	–	(42,283)	(28,101)	(41,280)	(36,627)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus		Janus		Janus		Janus				Janus Growth and
For the fiscal years ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	182,138	205,076	1,985	12,536	14,989	23,921	91,429	184,443	365,847	670,870	7,982	6,168
Class C Shares	118,678	147,210	537	4,249	5,635	5,891	29,553	68,150	1,379	1,282	1,508	2,620
Class D Shares	110,933	138,938	41,413	73,160	51,117	82,500	N/A	N/A	86,099	101,641	60,890	78,451
Class I Shares	554,099	1,591,246	8,182	39,024	89,514	115,728	257,784	665,627	33,813	59,057	5,393	21,484
Class N Shares(1)	7,657	N/A	N/A	N/A	2,414	N/A	1,473	N/A	23,833	N/A	N/A	N/A
Class R Shares	104,906	91,591	459	861	12,511	17,234	37,485	61,104	670	1,454	605	1,027
Class S Shares	239,918	218,364	406	1,049	44,272	57,700	198,744	504,958	10,330	12,507	7,750	9,475
Class T Shares	675,736	938,617	46,403	191,622	167,303	175,401	30,058	28,531	187,468	206,816	105,647	111,123
Shares Issued in Connection with Acquisition (Note 8)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,348
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,460
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	272,792
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,995
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	526
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9,635
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	153,539
Reinvested Dividends and Distributions
Class A Shares	17,865	23,024	–	77	–	–	1,651	–	4,501	2,255	242	188
Class C Shares	10,480	13,859	–	–	–	–	–	–	–	–	43	17
Class D Shares	39,150	51,090	112	6,395	–	–	N/A	N/A	26,056	18,418	24,422	20,116
Class I Shares	63,576	22,294	1	419	–	–	5,384	–	1,002	740	272	578
Class N Shares(1)	39	N/A	N/A	N/A	–	N/A	–	N/A	–	N/A	N/A	N/A
Class R Shares	5,849	5,595	–	–	–	–	162	–	7	–	16	12
Class S Shares	24,355	31,304	–	–	–	–	4,865	–	89	44	387	395
Class T Shares	119,759	155,318	–	3,691	–	–	225	–	9,474	5,821	14,792	14,356
Shares Repurchased
Class A Shares	(160,010)	(170,474)	(18,208)	(43,879)	(19,682)	(40,162)(2)	(243,361)	(586,407)	(319,101)	(120,012)	(9,390)	(6,656)
Class C Shares	(98,266)	(100,169)	(12,501)	(34,540)	(6,226)	(8,231)(2)	(140,431)	(318,639)	(1,694)	(2,147)	(2,707)	(3,230)
Class D Shares	(116,694)	(132,240)	(253,120)	(393,287)	(106,910)	(118,007)(2)	N/A	N/A	(470,642)	(509,749)	(243,865)	(265,285)
Class I Shares	(534,418)	(164,993)	(32,854)	(93,457)	(146,172)	(197,255)(2)	(451,015)	(1,637,476)	(73,763)	(40,113)	(11,380)	(67,395)
Class N Shares(1)	–	N/A	N/A	N/A	(23)	N/A	(99)	N/A	(597)	N/A	N/A	N/A
Class R Shares	(60,204)	(47,965)	(1,551)	(1,636)	(24,564)	(20,163)(2)	(98,884)	(104,166)	(989)	(430)	(755)	(1,544)
Class S Shares	(194,308)	(201,856)	(1,029)	(4,800)	(74,596)	(90,455)(2)	(936,440)	(1,524,577)	(41,125)	(25,591)	(30,014)	(35,176)
Class T Shares	(817,496)	(724,859)	(306,908)	(859,759)	(228,810)	(286,984)(2)	(18,484)	(23,815)	(727,085)	(916,865)	(402,700)	(623,967)
Net Increase/(Decrease) from Capital Share Transactions	293,742	2,090,970	(526,673)	(1,098,275)	(219,228)	(282,882)	(1,229,901)	(2,682,267)	(884,428)	(534,002)	(470,862)	(282,948)
Net Increase/(Decrease) in Net Assets	1,530,258	1,482,303	13,951	(1,660,825)	276,206	(238,018)	(154,018)	(2,741,651)	892,384	(890,952)	442,970	(433,130)
Net Assets:
Beginning of period	7,392,832	5,910,529	2,447,893	4,108,718	2,175,187	2,413,205	3,883,102	6,624,753	7,218,540	8,109,492	3,114,616	3,547,746
End of period	$8,923,090	$7,392,832	$2,461,844	$2,447,893	$2,451,393	$2,175,187	$3,729,084	$3,883,102	$8,110,924	$7,218,540	$3,557,586	$3,114,616

Undistributed Net Investment Income/(Loss)*	$8,610	$5,706	$15,087	$(5,096)	$(4,061)	$(61)	$12,785	$14,604	$39,888	$41,312	$2,675	$884

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012 for Janus Balanced Fund, Janus Forty Fund, and Janus Fund and July 12, 2012 (inception date) through September 30, 2012 for Janus Enterprise Fund.
(2)	During the year ended September 30, 2011, Janus Enterprise Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $34,480,610 and $2,395,391, respectively, at the date of redemption.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the fiscal years ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011(2)

Operations:
Net investment income/(loss)	$18,006	$18,702	$(3,295)	$(2,685)	$37,140	$35,017	$(2,058)	$(2,676)
Net realized gain/(loss) from investment and foreign currency transactions	94,747	469,892	125,100	93,353	(164,501)	1,339,516	175,217	231,675
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	597,787	(492,555)	407,607	(205,404)	2,350,192	(1,837,979)	159,587	(154,541)
Net Increase/(Decrease) in Net Assets Resulting from Operations	710,540	(3,961)	529,412	(114,736)	2,222,831	(463,446)	332,746	74,458
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(84)	(13)	–	–	N/A	N/A	–	–
Class C Shares	(3)	(2)	–	–	N/A	N/A	–	–
Class D Shares	(12,146)	(9,612)	–	–	(8,035)	(18,036)	–	–
Class I Shares	(822)	(541)	–	–	N/A	N/A	–	–
Class N Shares(1)	–	N/A	–	N/A	N/A	N/A	–	N/A
Class S Shares	(4)	–	–	–	N/A	N/A	–	–
Class T Shares	(7,394)	(6,716)	–	–	(2,312)	(9,454)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(6,865)	(1,268)	N/A	N/A	(30)	–
Class C Shares	–	–	(2,628)	(511)	N/A	N/A	(3)	–
Class D Shares	–	–	(18,647)	(6,052)	(667,662)	–	(68,027)	–
Class I Shares	–	–	(14,106)	(2,730)	N/A	N/A	(1,345)	–
Class N Shares(1)	–	N/A	–	N/A	N/A	N/A	–	N/A
Class R Shares	N/A	N/A	(691)	(116)	N/A	N/A	N/A	N/A
Class S Shares	–	–	(1,807)	(211)	N/A	N/A	(1)	–
Class T Shares	–	–	(36,136)	(12,330)	(471,872)	–	(17,728)	–
Net Decrease from Dividends and Distributions	(20,453)	(16,884)	(80,880)	(23,218)	(1,149,881)	(27,490)	(87,134)	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the fiscal years ended September 30	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011(2)

Capital Share Transactions:
Shares Sold
Class A Shares	3,923	14,284	216,332	185,882	N/A	N/A	209,387	454
Class C Shares	1,066	1,262	62,186	66,908	N/A	N/A	371	41
Class D Shares	53,226	70,620	173,500	385,424	99,011	105,017	45,977	38,917
Class I Shares	59,761	42,330	630,599	361,292	N/A	N/A	35,485	1,757
Class N Shares(1)	47,609	N/A	54,814	N/A	N/A	N/A	3,824	N/A
Class R Shares	N/A	N/A	33,798	19,841	N/A	N/A	N/A	N/A
Class S Shares	65	620	97,511	38,073	N/A	N/A	175	10
Class T Shares	131,860	186,224	796,188	851,887	288,963	261,956	281,398	43,331
Reinvested Dividends and Distributions
Class A Shares	84	13	5,789	1,140	N/A	N/A	30	–
Class C Shares	3	2	1,808	375	N/A	N/A	3	–
Class D Shares	11,941	9,449	18,429	5,985	657,912	17,523	65,444	–
Class I Shares	755	486	10,843	1,834	N/A	N/A	1,337	–
Class R Shares	N/A	N/A	466	90	N/A	N/A	N/A	N/A
Class S Shares	4	–	1,804	210	N/A	N/A	1	–
Class T Shares	7,281	6,627	35,955	12,249	466,835	9,309	17,075	–
Shares Repurchased
Class A Shares	(4,315)	(3,690)	(78,107)	(58,649)	N/A	N/A	(7,068)	(35)
Class C Shares	(446)	(148)	(22,057)	(14,552)	N/A	N/A	(15)	–
Class D Shares	(185,347)	(206,098)	(140,928)	(135,284)	(443,487)	(595,970)	(86,472)	(97,175)
Class I Shares	(70,299)	(20,885)	(217,761)	(109,119)	N/A	N/A	(11,824)	(73)
Class N Shares(1)	(6,902)	N/A	(1,074)	N/A	N/A	N/A	(1)	N/A
Class R Shares	N/A	N/A	(11,082)	(6,761)	N/A	N/A	N/A	N/A
Class S Shares	(47)	(134)	(24,712)	(10,439)	N/A	N/A	–	–
Class T Shares	(284,941)	(329,169)	(466,969)	(413,981)	(718,180)	(944,871)	(73,228)	(43,415)
Net Increase/(Decrease) from Capital Share Transactions	(234,719)	(228,207)	1,177,332	1,182,405	351,054	(1,147,036)	481,899	(56,188)
Net Increase/(Decrease) in Net Assets	455,368	(249,052)	1,625,864	1,044,451	1,424,004	(1,637,972)	727,511	18,270
Net Assets:
Beginning of period	2,933,749	3,182,801	1,844,233	799,782	7,117,387	8,755,359	1,067,415	1,049,145
End of period	$3,389,117	$2,933,749	$3,470,097	$1,844,233	$8,541,391	$7,117,387	$1,794,926	$1,067,415

Undistributed Net Investment Income/(Loss)*	$15,897	$19,235	$(8,624)	$(52)	$32,993	$6,259	$(5,484)	$(30)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the	Janus Balanced Fund				Janus Contrarian Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.10	$23.43	$21.31	$11.29	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.50	0.51	0.56	(0.05)	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.22	(1.14)	1.60	2.28	2.58	(2.60)	2.28	1.28
Total from Investment Operations	4.72	(0.63)	2.16	2.23	2.62	(2.66)	2.29	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(0.49)	(0.50)	(0.49)	(0.11)	–	(0.02)	–	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.90)	(1.28)	(0.49)	(0.11)	–	(0.02)	–	–
Net Asset Value, End of Period	$27.01	$23.19	$25.10	$23.43	$13.91	$11.29	$13.97	$11.68
Total Return**	20.70%	(2.85)%	9.30%	10.43%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$656,171	$526,178	$513,494	$314,935	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$610,115	$566,145	$436,234	$288,992	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	0.91%	0.93%	0.89%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.91%	0.93%	0.89%	0.91%	0.90%(4)	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	2.03%	2.37%	2.35%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	84%	94%	76%^	158%	53%	130%	95%^	80%

Class A Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Enterprise Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.43	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.27)	(0.12)	(0.11)	–
Net gain/(loss) on investments (both realized and unrealized)	12.37	0.41	9.79	5.83
Total from Investment Operations	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$64.53	$52.43	$52.14	$42.46
Total Return**	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	14%	19%	22%^	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.87% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2012

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year ended	Janus Forty Fund
July 31	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$29.11	$31.00	$30.52	$29.27	$39.79	$34.52
Income from Investment Operations:
Net investment income	0.35	0.34	0.12	0.01	0.03	0.03
Net gain/(loss) on investments (both realized and unrealized)	9.12	(2.23)	0.36	1.24	(9.30)	5.32
Total from Investment Operations	9.47	(1.89)	0.48	1.25	(9.27)	5.35
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	–	–	–	–	(0.07)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.15)	–	–	–	(1.25)	(0.08)
Net Asset Value, End of Period	$38.43	$29.11	$31.00	$30.52	$29.27	$39.79
Total Return**	32.66%	(6.10)%	1.57%	4.27%	(22.29)%	15.49%
Net Assets, End of Period (in thousands)	$425,598	$452,606	$854,798	$1,440,986	$1,328,541	$1,639,379
Average Net Assets for the Period (in thousands)	$437,738	$741,870	$956,800	$1,373,788	$1,060,695	$1,152,690
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	0.97%	1.09%	0.97%	1.03%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.97%	1.03%	0.97%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.35%	(0.17)%	(0.61)%	(0.11)%(4)	(0.02)%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%	40%

Class A Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal					Janus Growth and
period ended September 30, 2010 and the	Janus Fund				Income Fund(5)
fiscal period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$25.33	$26.81	$23.96	$20.86	$26.25	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	0.11	0.11	0.05	0.01	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	6.44	(1.45)	2.83	3.09	8.04	(2.25)	2.03	3.23
Total from Investment Operations	6.55	(1.34)	2.88	3.10	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.14)	(0.03)	–	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(0.14)	(0.14)	(0.03)	–	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$31.74	$25.33	$26.81	$23.96	$34.28	$26.25	$28.50	$26.47
Total Return**	25.96%	(5.08)%	12.03%	14.86%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$1,117,172	$851,546	$383,332	$4,237	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$986,388	$640,709	$159,151	$5,256	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.07%	1.22%	1.07%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.98%(8)	1.06%	1.03%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.41%	0.42%	0.09%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	46%	90%	40%^	60%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on the total net assets of the class.
(5)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.98% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Research Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.85	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	6.22	(0.47)	3.80	3.06
Total from Investment Operations	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$31.97	$25.85	$26.30	$22.49
Total Return**	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	64%	88%	69%^	83%

Class A Shares

For a share outstanding during each fiscal year or period
ended September 30, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund				Janus Venture Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011(3)

Net Asset Value, Beginning of Period	$14.84	$14.67	$11.60	$10.26	$50.20	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.06)	(0.01)	(0.01)	0.03	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.85	0.49	3.10	1.31	14.32	(10.50)
Total from Investment Operations	3.79	0.48	3.09	1.34	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–	(4.08)	–
Total Distributions	(0.60)	(0.31)	(0.02)	–	(4.08)	–
Net Asset Value, End of Period	$18.03	$14.84	$14.67	$11.60	$60.33	$50.20
Total Return**	26.04%	3.05%	26.64%	13.06%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$334,176	$151,623	$40,333	$13,610	$209,254	$349
Average Net Assets for the Period (in thousands)	$254,283	$123,437	$23,711	$11,470	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.01%	1.07%	1.43%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%(4)	1.01%(4)	1.07%(4)	1.33%(4)	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	(0.26)%	(0.32)%	0.99%	(0.48)%	(0.23)%
Portfolio Turnover Rate	35%	42%	32%^	50%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.13% in 2012, 1.01% in 2011, 1.07% in 2010 and 1.33% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2012

Class C Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the	Janus Balanced Fund				Janus Contrarian Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.15	$25.08	$23.40	$21.31	$11.12	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.31	0.33	0.39	(0.09)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.22	(1.15)	1.61	2.25	2.83	(2.38)	2.29	1.28
Total from Investment Operations	4.53	(0.82)	2.00	2.16	2.47	(2.72)	2.19	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.33)	(0.32)	(0.07)	–	–	–	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.75)	(1.11)	(0.32)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$26.93	$23.15	$25.08	$23.40	$13.59	$11.12	$13.84	$11.65
Total Return**	19.84%	(3.57)%	8.58%	10.13%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$538,591	$435,691	$412,414	$248,071	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$491,552	$463,476	$343,327	$208,912	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.65%	1.64%	1.70%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.65%	1.63%	1.69%	1.70%	1.62%(4)	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	1.29%	1.66%	1.54%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	84%	94%	76%^	158%	53%	130%	95%^	80%

Class C Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Enterprise Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.56	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	12.15	0.52	9.77	5.83
Total from Investment Operations	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$62.98	$51.56	$51.65	$42.36
Total Return**	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	14%	19%	22%^	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.60% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$27.65	$29.69	$29.44	$28.27	$38.78	$33.83
Income from Investment Operations:
Net investment income/(loss)	(0.46)	(0.46)	(0.16)	(0.01)	(0.10)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	9.21	(1.58)	0.41	1.18	(9.16)	4.97
Total from Investment Operations	8.75	(2.04)	0.25	1.17	(9.26)	4.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	–	–	–	–	(1.25)	(0.01)
Net Asset Value, End of Period	$36.40	$27.65	$29.69	$29.44	$28.27	$38.78
Total Return**	31.65%	(6.87)%	0.85%	4.14%	(22.87)%	14.65%
Net Assets, End of Period (in thousands)	$341,806	$354,291	$612,674	$542,666	$488,278	$537,822
Average Net Assets for the Period (in thousands)	$354,737	$548,885	$613,080	$512,462	$386,072	$320,123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	1.77%	1.85%	1.75%	1.81%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.62%	1.77%	1.78%	1.75%	1.68%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.44)%	(1.00)%	(1.40)%	(0.87)%(4)	(0.80)%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%	40%

Class C Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal					Janus Growth and
period ended September 30, 2010 and the fiscal	Janus Fund				Income Fund(5)
period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$25.06	$26.59	$23.90	$20.86	$26.16	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(0.14)	(0.14)	(0.13)	(0.05)	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	6.40	(1.39)	2.82	3.09	8.00	(2.28)	2.05	3.21
Total from Investment Operations	6.26	(1.53)	2.69	3.04	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$31.32	$25.06	$26.59	$23.90	$34.13	$26.16	$28.43	$26.42
Total Return**	24.98%	(5.75)%	11.26%	14.57%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$5,498	$4,599	$5,687	$5,443	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$5,620	$5,722	$5,919	$5,221	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	1.70%	1.96%	1.89%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.70%(8)	1.78%	1.78%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.32)%	(0.48)%	(0.69)%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	46%	90%	40%^	60%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(5)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.70% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Research Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.49	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.08	(0.57)	3.73	3.02
Total from Investment Operations	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$31.45	$25.49	$26.08	$22.44
Total Return**	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	64%	88%	69%^	83%

Class C Shares

For a share outstanding during each fiscal year or period ended
September 30, the eleven-month fiscal period ended					Janus Venture
September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund				Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011(3)

Net Asset Value, Beginning of Period	$14.64	$14.60	$11.60	$10.26	$49.97	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.13)	(0.06)	(0.06)	–	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	3.74	0.41	3.06	1.34	13.82	(10.61)
Total from Investment Operations	3.61	0.35	3.00	1.34	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–	(4.08)	–
Total Distributions	(0.60)	(0.31)	–	–	(4.08)	–
Net Asset Value, End of Period	$17.65	$14.64	$14.60	$11.60	$59.57	$49.97
Total Return**	25.14%	2.16%	25.86%	13.06%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$117,035	$61,322	$15,778	$6,018	$413	$36
Average Net Assets for the Period (in thousands)	$88,869	$49,099	$9,957	$4,585	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%	1.80%	1.79%	2.19%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.94%(4)	1.80%(4)	1.79%(4)	2.07%(4)	1.75%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.12)%	(1.05)%	(1.03)%	(0.02)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	35%	42%	32%^	50%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.94% in 2012, 1.80% in 2011, 1.78% in 2010 and 2.07% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each fiscal year or	Janus Balanced Fund			Janus Contrarian Fund
period ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.19	$25.10	$24.09	$11.32	$14.01	$12.96
Income from Investment Operations:
Net investment income/(loss)	0.56	0.56	0.41	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	4.23	(1.15)	1.03	2.54	(2.66)	1.00
Total from Investment Operations	4.79	(0.59)	1.44	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(0.54)	(0.54)	(0.43)	–	(0.04)	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–
Total Distributions	(0.95)	(1.32)	(0.43)	–	(0.04)	–
Net Asset Value, End of Period	$27.03	$23.19	$25.10	$13.98	$11.32	$14.01
Total Return**	21.03%	(2.69)%	6.04%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$1,157,251	$962,089	$983,757	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$1,089,153	$1,039,223	$960,754	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.72%	0.73%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.72%	0.73%	0.66%	0.69%(2)	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.13%	2.22%	2.72%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	84%	94%	76%^	53%	130%	95%^

Class D Shares

For a share outstanding during each fiscal year or	Janus Enterprise Fund			Janus Fund
period ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$52.71	$52.30	$45.90	$25.43	$26.83	$25.24
Income from Investment Operations:
Net investment income/(loss)	(0.05)	0.05	0.06	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	12.41	0.36	6.34	6.45	(1.46)	1.49
Total from Investment Operations	12.36	0.41	6.40	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.17)	(0.11)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(0.17)	(0.11)	–
Net Asset Value, End of Period	$65.07	$52.71	$52.30	$31.89	$25.43	$26.83
Total Return**	23.45%	0.78%	13.94%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$914,181	$788,063	$814,176	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$897,574	$910,089	$774,796	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.83%	0.88%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.83%	0.88%	0.68%	0.77%(3)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.23)%	(0.08)%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	14%	19%	22%^	46%	90%	40%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.67% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.77% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2012

Class D Shares

	Janus Growth and
For a share outstanding during each fiscal year or	Income Fund(1)			Janus Research Fund
period ended September 30	2012	2011	2010(2)	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$26.25	$28.50	$27.37	$25.97	$26.35	$23.74
Income from Investment Operations:
Net investment income/(loss)	0.41	0.31	0.27	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	8.02	(2.24)	1.11	6.25	(0.41)	2.48
Total from Investment Operations	8.43	(1.93)	1.38	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.32)	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.39)	(0.32)	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$34.29	$26.25	$28.50	$32.19	$25.97	$26.35
Total Return**	32.23%	(6.93)%	5.09%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,125,471	$1,757,879	$1,783,138	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,046,072	$2,045,514	$1,787,046	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.83%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.83%	0.86%	0.76%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.42%	1.06%	1.56%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	45%	65%	43%^	64%	88%	69%^

Class D Shares

For a share outstanding during each fiscal year or	Janus Triton Fund			Janus Twenty Fund
period ended September 30	2012	2011	2010(2)	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$14.88	$14.69	$12.38	$55.85	$60.37	$59.05
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.01	0.01	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	3.89	0.49	2.30	15.77	(4.56)	1.20
Total from Investment Operations	3.86	0.50	2.31	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.11)	(0.23)	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	(9.16)	–	–
Total Distributions	(0.60)	(0.31)	–	(9.27)	(0.23)	–
Net Asset Value, End of Period	$18.14	$14.88	$14.69	$62.64	$55.85	$60.37
Total Return**	26.45%	3.19%	18.66%	32.63%	(7.16)%(3)	2.24%
Net Assets, End of Period (in thousands)	$608,824	$454,229	$226,862	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$572,683	$429,320	$192,780	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.82%	0.83%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%(4)	0.82%(4)	0.83%(4)	0.70%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	(0.06)%	(0.19)%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	35%	42%	32%^	12%	56%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2012, 0.82% in 2011 and 0.83% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class D Shares

	Janus Venture Fund
For a share outstanding during each fiscal year or period ended September 30	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$50.30	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	(0.20)	(0.01)	0.03
Net gain on investments (both realized and unrealized)	14.61	3.19	5.48
Total from Investment Operations	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(4.08)	–	–
Total Distributions	(4.08)	–	–
Net Asset Value, End of Period	$60.63	$50.30	$47.12
Total Return**	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.85%(2)	0.87%(2)
Ratio of Net Investment Loss to Average Net Assets***	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	51%	54%	58%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.84% in 2011 and 0.85% in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2012

Class I Shares

For a share outstanding during each fiscal
year ended September 30, the eleven-
month fiscal period ended September 30,
2010 and the fiscal period ended	Janus Balanced Fund				Janus Contrarian Fund
October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.09	$23.43	$21.31	$11.33	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.57	0.53	0.62	0.04	0.12	(0.01)	0.05	–
Net gain/(loss) on investments (both realized and unrealized)	4.22	(1.09)	1.60	2.20	2.53	(2.61)	2.28	1.28
Total from Investment Operations	4.79	(0.56)	2.22	2.24	2.65	(2.62)	2.33	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(0.55)	(0.56)	(0.56)	(0.12)	–	(0.06)	(0.02)	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.96)	(1.34)	(0.56)	(0.12)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$27.02	$23.19	$25.09	$23.43	$13.98	$11.33	$14.01	$11.70
Total Return**	21.02%	(2.56)%	9.57%	10.50%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$1,990,129	$1,631,889	$304,168	$104,063	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$1,846,745	$530,094	$223,843	$56,942	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.62%	0.65%	0.63%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.62%	0.65%	0.62%	0.62%	0.65%(4)	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.16%	2.32%	2.67%	2.57%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	84%	94%	76%^	158%	53%	130%	95%^	80%

Class I Shares

For a share outstanding during each fiscal year ended September 30, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Enterprise Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.86	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	0.05	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	12.41	0.31	9.77	5.83
Total from Investment Operations	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$65.32	$52.86	$52.39	$42.51
Total Return**	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	14%	19%	22%^	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.63% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year ended	Janus Forty Fund
July 31	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$29.35	$31.19	$30.61	$29.34	$39.79	$34.48
Income from Investment Operations:
Net investment income	0.36	0.41	–	0.02	0.09	0.12
Net gain/(loss) on investments (both realized and unrealized)	9.26	(2.25)	0.58	1.25	(9.29)	5.35
Total from Investment Operations	9.62	(1.84)	0.58	1.27	(9.20)	5.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	–	–	–	–	(0.15)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.25)	–	–	–	(1.25)	(0.16)
Net Asset Value, End of Period	$38.72	$29.35	$31.19	$30.61	$29.34	$39.79
Total Return**	33.00%	(5.90)%	1.89%	4.33%	(22.11)%	15.84%
Net Assets, End of Period (in thousands)	$1,033,018	$951,430	$1,891,800	$771,852	$688,074	$783,030
Average Net Assets for the Period (in thousands)	$989,708	$1,591,680	$1,607,834	$723,953	$512,019	$364,025
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.74%	0.77%	0.67%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.74%	0.77%	0.67%	0.67%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	0.57%	(0.03)%	(0.31)%	0.15%(4)	0.22%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%	40%

Class I Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal					Janus Growth and
period ended September 30, 2010 and the fiscal	Janus Fund				Income Fund(5)
period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$25.44	$26.87	$23.96	$20.86	$26.25	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	0.21	0.17	0.12	0.02	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	6.45	(1.45)	2.82	3.08	7.99	(2.26)	2.01	3.24
Total from Investment Operations	6.66	(1.28)	2.94	3.10	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.15)	(0.03)	–	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(0.19)	(0.15)	(0.03)	–	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$31.91	$25.44	$26.87	$23.96	$34.29	$26.25	$28.50	$26.48
Total Return**	26.30%	(4.83)%	12.28%	14.86%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$143,353	$147,597	$135,877	$25,857	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$156,600	$159,134	$93,710	$18,996	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.63%	0.72%	0.86%	0.73%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%	0.72%(8)	0.80%	0.71%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%	0.67%	0.67%	0.31%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	46%	90%	40%^	60%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(5)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.72% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | SEPTEMBER 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month
fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Research Fund
2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.97	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.21	0.19	0.18	–
Net gain/(loss) on investments (both realized and unrealized)	6.23	(0.41)	3.78	3.09
Total from Investment Operations	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$32.18	$25.97	$26.38	$22.50
Total Return**	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	64%	88%	69%^	83%

Class I Shares

For a share outstanding during each fiscal year or period ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund				Janus Venture Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011(3)

Net Asset Value, Beginning of Period	$14.93	$14.72	$11.63	$10.26	$50.25	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.01	0.04	0.01	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.91	0.51	3.09	1.36	14.58	(10.43)
Total from Investment Operations	3.88	0.52	3.13	1.37	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.04)	–	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–	(4.08)	–
Total Distributions	(0.60)	(0.31)	(0.04)	–	(4.08)	–
Net Asset Value, End of Period	$18.21	$14.93	$14.72	$11.63	$60.61	$50.25
Total Return**	26.50%	3.32%	26.96%	13.35%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$807,407	$299,600	$74,640	$4,377	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$590,777	$221,851	$23,645	$1,277	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.75%	0.71%	1.01%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%(4)	0.75%(4)	0.71%(4)	0.97%(4)	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.01%	0.01%	0.73%	(0.03)%	(0.08)%
Portfolio Turnover Rate	35%	42%	32%^	50%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.79% in 2012, 0.75% in 2011, 0.71% in 2010 and 0.97% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class N Shares

	Janus Balanced Fund	Janus Enterprise Fund
For a share outstanding during the fiscal period ended September 30	2012(1)	2012(2)

Net Asset Value, Beginning of Period	$25.46	$61.87
Income from Investment Operations:
Net investment income	0.17	0.01
Net gain on investments (both realized and unrealized)	1.67	3.44
Total from Investment Operations	1.84	3.45
Less Distributions:
Dividends (from net investment income)*	(0.29)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.29)	–
Net Asset Value, End of Period	$27.01	$65.32
Total Return**	7.25%	5.58%
Net Assets, End of Period (in thousands)	$7,610	$2,354
Average Net Assets for the Period (in thousands)	$483	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.92%
Ratio of Net Investment Income to Average Net Assets***	2.98%	0.37%
Portfolio Turnover Rate	84%	14%

Class N Shares

	Janus Forty Fund	Janus Fund
For a share outstanding during the fiscal period ended September 30	2012(1)	2012(1)

Net Asset Value, Beginning of Period	$35.26	$29.54
Income from Investment Operations:
Net investment income	0.02	0.04
Net gain on investments (both realized and unrealized)	3.45	2.34
Total from Investment Operations	3.47	2.38
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$38.73	$31.92
Total Return**	9.84%	8.06%
Net Assets, End of Period (in thousands)	$1,347	$24,587
Average Net Assets for the Period (in thousands)	$176	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets***	1.43%	0.91%
Portfolio Turnover Rate	9%	46%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

134 | SEPTEMBER 30, 2012

Class N Shares

	Janus Research	Janus Triton
	Fund	Fund
For a share outstanding during the fiscal period ended September 30	2012(1)	2012(1)

Net Asset Value, Beginning of Period	$29.83	$17.42
Income from Investment Operations:
Net investment income/(loss)	0.06	(0.02)
Net gain on investments (both realized and unrealized)	2.30	0.82
Total from Investment Operations	2.36	0.80
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$32.19	$18.22
Total Return**	7.91%	4.59%
Net Assets, End of Period (in thousands)	$43,412	$54,877
Average Net Assets for the Period (in thousands)	$33,804	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.72%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	(0.09)%
Portfolio Turnover Rate	64%	35%

Class N Shares

Janus Venture
Fund
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$56.72
Income from Investment Operations:
Net investment income/(loss)	(0.02)
Net gain on investments (both realized and unrealized)	3.92
Total from Investment Operations	3.90
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$60.62
Total Return**	6.88%
Net Assets, End of Period (in thousands)	$3,807
Average Net Assets for the Period (in thousands)	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%
Portfolio Turnover Rate	51%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.72% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the	Janus Balanced Fund				Janus Contrarian Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.15	$25.08	$23.41	$21.31	$11.21	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.41	0.41	0.47	(0.06)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.22	(1.15)	1.60	2.24	2.62	(2.59)	2.26	1.28
Total from Investment Operations	4.63	(0.74)	2.07	2.18	2.55	(2.70)	2.24	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(0.42)	(0.41)	(0.40)	(0.08)	–	–	–	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.83)	(1.19)	(0.40)	(0.08)	–	–	–	–
Net Asset Value, End of Period	$26.95	$23.15	$25.08	$23.41	$13.76	$11.21	$13.91	$11.67
Total Return**	20.32%	(3.28)%	8.90%	10.25%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$235,356	$156,098	$120,585	$49,678	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$202,808	$150,156	$83,466	$39,380	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.34%	1.35%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.34%	1.34%	1.24%	1.30%(4)	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%	1.62%	1.96%	1.88%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	84%	94%	76%^	158%	53%	130%	95%^	80%

Class R Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Enterprise Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.01	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	12.47	0.42	9.76	5.83
Total from Investment Operations	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$63.83	$52.01	$51.93	$42.41
Total Return**	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	14%	19%	22%^	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.28% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

136 | SEPTEMBER 30, 2012

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$28.14	$30.11	$29.76	$28.56	$39.07	$33.99
Income from Investment Operations:
Net investment income/(loss)	(0.08)	(0.06)	(0.04)	–	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	9.11	(1.91)	0.39	1.20	(9.24)	5.11
Total from Investment Operations	9.03	(1.97)	0.35	1.20	(9.26)	5.09
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.03)	–	–	–	(1.25)	(0.01)
Net Asset Value, End of Period	$37.14	$28.14	$30.11	$29.76	$28.56	$39.07
Total Return**	32.12%	(6.54)%	1.18%	4.20%	(22.69)%	14.96%
Net Assets, End of Period (in thousands)	$181,124	$188,830	$241,690	$159,146	$144,400	$101,590
Average Net Assets for the Period (in thousands)	$189,329	$247,138	$203,710	$151,006	$98,570	$53,811
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.42%	1.46%	1.41%	1.41%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.42%	1.46%	1.41%	1.41%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.09)%	(0.66)%	(1.05)%	(0.58)%(4)	(0.53)%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%	40%

Class R Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal period					Janus Growth and
ended September 30, 2010 and the fiscal period	Janus Fund				Income Fund(5)
ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$25.22	$26.68	$23.91	$20.86	$26.22	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.01	(0.02)	(0.02)	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	6.44	(1.47)	2.79	3.07	8.00	(2.23)	2.03	3.23
Total from Investment Operations	6.40	(1.46)	2.77	3.05	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–	–	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(0.08)	–	–	–	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$31.54	$25.22	$26.68	$23.91	$34.22	$26.22	$28.48	$26.45
Total Return**	25.44%	(5.47)%	11.59%	14.62%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,427	$2,175	$1,299	$781	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,600	$1,644	$1,097	$776	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.37%	1.47%	1.45%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.37%(8)	1.47%	1.44%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.00%	(0.10)%	(0.34)%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	46%	90%	40%^	60%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on the total net assets of the class.
(5)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.37% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Triton Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.78	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.05)	(0.04)	(0.04)	0.01
Net gain on investments (both realized and unrealized)	3.78	0.45	3.08	1.37
Total from Investment Operations	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–
Total Distributions	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$17.91	$14.78	$14.68	$11.64
Total Return**	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.45%(3)	1.43%(3)	1.45%(3)	1.80%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	35%	42%	32%^	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.45% in 2012, 1.43% in 2011, 1.45% in 2010 and 1.80% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | SEPTEMBER 30, 2012

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and the	Janus Balanced Fund				Janus Contrarian Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.11	$23.42	$21.31	$11.27	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.47	0.47	0.51	(0.06)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.23	(1.15)	1.62	2.26	2.56	(2.58)	2.27	1.28
Total from Investment Operations	4.70	(0.68)	2.13	2.20	2.60	(2.69)	2.28	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(0.47)	(0.46)	(0.44)	(0.09)	–	–	–	–
Distributions (from capital gains)*	(0.41)	(0.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(0.88)	(1.24)	(0.44)	(0.09)	–	–	–	–
Net Asset Value, End of Period	$27.01	$23.19	$25.11	$23.42	$13.87	$11.27	$13.96	$11.68
Total Return**	20.60%	(3.03)%	9.17%	10.33%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$789,572	$614,608	$618,469	$502,602	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$722,713	$664,970	$583,340	$480,565	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.09%	1.10%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.09%	1.09%	0.99%	1.06%(4)	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%	1.86%	2.20%	2.15%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	84%	94%	76%^	158%	53%	130%	95%^	80%

Class S Shares

For a share outstanding during each fiscal year ended September 30, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Enterprise Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.31	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.33)	(0.20)	(0.15)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	12.38	0.42	9.79	5.84
Total from Investment Operations	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$64.36	$52.31	$52.09	$42.45
Total Return**	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	14%	19%	22%^	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.03% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the two-month fiscal
period ended September 30, 2009 and each	Janus Forty Fund
fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008

Net Asset Value, Beginning of Period	$28.68	$30.60	$30.17	$28.94	$39.47	$34.27
Income from Investment Operations:
Net investment income/(loss)	0.09	0.06	(0.02)	–	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	9.20	(1.98)	0.45	1.23	(9.27)	5.24
Total from Investment Operations	9.29	(1.92)	0.43	1.23	(9.28)	5.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(0.01)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.08)	–	–	–	(1.25)	(0.03)
Net Asset Value, End of Period	$37.89	$28.68	$30.60	$30.17	$28.94	$39.47
Total Return**	32.47%	(6.27)%	1.43%	4.25%	(22.51)%	15.24%
Net Assets, End of Period (in thousands)	$1,692,436	$1,904,767	$2,994,743	$2,878,790	$2,821,241	$3,910,499
Average Net Assets for the Period (in thousands)	$1,831,407	$2,870,863	$2,964,526	$2,835,097	$2,383,060	$3,535,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.17%	1.20%	1.16%	1.15%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.17%	1.20%	1.16%	1.15%	1.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	0.16%	(0.42)%	(0.80)%	(0.34)%(4)	(0.21)%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%	40%

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal					Janus Growth and
period ended September 30, 2010 and the fiscal	Janus Fund				Income Fund(5)
period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$25.35	$26.77	$23.95	$20.86	$26.26	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.09	0.06	0.01	–	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.44	(1.46)	2.81	3.09	8.00	(2.25)	2.03	3.23
Total from Investment Operations	6.53	(1.40)	2.82	3.09	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.02)	–	–	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(0.04)	(0.02)	–	–	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$31.84	$25.35	$26.77	$23.95	$34.29	$26.26	$28.51	$26.46
Total Return**	25.79%	(5.25)%	11.77%	14.81%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$43,993	$60,817	$76,034	$84,350	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$54,961	$76,115	$79,758	$85,637	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.14%	1.25%	1.20%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.14%(8)	1.25%	1.19%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	0.23%	0.04%	(0.08)%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	46%	90%	40%^	60%	45%	65%	43%^	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on the total net assets of the class.
(5)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.14% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

140 | SEPTEMBER 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Janus Research Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.82	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.06	0.02	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	6.21	(0.36)	3.70	3.05
Total from Investment Operations	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$31.88	$25.82	$26.21	$22.46
Total Return**	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	64%	88%	69%^	83%

Class S Shares

For a share outstanding during each fiscal year or period ended
September 30, the eleven-month fiscal period ended					Janus Venture
September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund				Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011(3)

Net Asset Value, Beginning of Period	$14.79	$14.65	$11.60	$10.26	$50.16	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.04)	–	(0.03)	0.01	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.81	0.45	3.10	1.33	14.26	(10.49)
Total from Investment Operations	3.77	0.45	3.07	1.34	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–	(4.08)	–
Total Distributions	(0.60)	(0.31)	(0.02)	–	(4.08)	–
Net Asset Value, End of Period	$17.96	$14.79	$14.65	$11.60	$60.26	$50.16
Total Return**	25.99%	2.85%	26.45%	13.06%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$115,486	$30,983	$6,444	$3,845	$189	$8
Average Net Assets for the Period (in thousands)	$76,974	$20,684	$5,740	$2,245	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.18%	1.23%	1.61%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%(4)	1.18%(4)	1.23%(4)	1.57%(4)	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	(0.43)%	(0.48)%	0.70%	(0.53)%	(0.59)%
Portfolio Turnover Rate	35%	42%	32%^	50%	51%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.20% in 2012, 1.18% in 2011, 1.23% in 2010 and 1.57% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each	Janus Balanced Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$23.19	$25.10	$23.42	$20.58	$27.00	$24.07
Income from Investment Operations:
Net investment income/(loss)	0.54	0.51	0.58	0.36	0.59	0.59
Net gain/(loss) on investments (both realized and unrealized)	4.22	(1.13)	1.61	3.80	(5.58)	2.91
Total from Investment Operations	4.76	(0.62)	2.19	4.16	(4.99)	3.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.52)	(0.51)	(0.51)	(0.74)	(0.59)	(0.57)
Distributions (from capital gains)*	(0.41)	(0.78)	–	(0.58)	(0.84)	–
Return of capital	N/A	N/A	N/A	–(2)	N/A	N/A
Total Distributions and Other	(0.93)	(1.29)	(0.51)	(1.32)	(1.43)	(0.57)
Net Asset Value, End of Period	$27.02	$23.19	$25.10	$23.42	$20.58	$27.00
Total Return**	20.88%	(2.78)%	9.43%	21.56%	(19.34)%	14.73%
Net Assets, End of Period (in thousands)	$3,548,410	$3,066,279	$2,957,642	$3,438,753	$2,361,537	$2,786,455
Average Net Assets for the Period (in thousands)	$3,387,942	$3,227,273	$3,136,111	$2,749,762	$2,733,572	$2,593,935
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.02%	2.11%	2.43%	2.72%	2.42%	2.34%
Portfolio Turnover Rate	84%	94%	76%^	158%	109%	60%

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each fiscal	Janus Contrarian Fund
year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$11.31	$14.00	$11.69	$10.90	$21.19	$17.44
Income from Investment Operations:
Net investment income/(loss)	0.09	(0.04)	–	–	0.07	0.06
Net gain/(loss) on investments (both realized and unrealized)	2.56	(2.62)	2.32	1.22	(9.40)	5.71
Total from Investment Operations	2.65	(2.66)	2.32	1.22	(9.33)	5.77
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.03)	(0.01)	(0.05)	(0.08)	(0.21)
Distributions (from capital gains)*	–	–	–	(0.37)	(0.88)	(1.81)
Return of capital	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	–	(0.03)	(0.01)	(0.43)	(0.96)	(2.02)
Net Asset Value, End of Period	$13.96	$11.31	$14.00	$11.69	$10.90	$21.19
Total Return**	23.43%	(19.04)%	19.81%	12.35%	(46.02)%	36.17%
Net Assets, End of Period (in thousands)	$769,713	$849,035	$1,701,378	$3,655,102	$3,927,985	$8,452,208
Average Net Assets for the Period (in thousands)	$838,592	$1,474,114	$2,454,799	$3,398,196	$7,251,667	$6,378,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.81%	0.91%	1.01%	1.01%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.81%(3)	0.91%	1.00%(3)	1.00%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.67%	0.40%	0.16%	0.02%	0.43%	0.38%
Portfolio Turnover Rate	53%	130%	95%^	80%	52%	28%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $0.01 on a per share basis.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.78% in 2011 and 0.98% in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

142 | SEPTEMBER 30, 2012

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year	Janus Enterprise Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$52.63	$52.27	$42.50	$35.71	$59.39	$45.65
Income from Investment Operations:
Net investment income/(loss)	(0.12)	(0.03)	(0.04)	(0.01)	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	12.41	0.39	9.81	6.80	(23.73)	13.75
Total from Investment Operations	12.29	0.36	9.77	6.79	(23.68)	13.74
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$64.92	$52.63	$52.27	$42.50	$35.71	$59.39
Total Return**	23.35%	0.69%	22.99%	19.01%	(39.87)%	30.10%
Net Assets, End of Period (in thousands)	$826,846	$723,261	$816,087	$1,521,578	$1,397,516	$2,233,224
Average Net Assets for the Period (in thousands)	$814,223	$900,476	$1,074,011	$1,335,838	$2,025,505	$1,926,163
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.95%	0.99%	0.92%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.95%	0.98%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	(0.34)%	(0.23)%	(0.09)%	0.04%	(0.04)%
Portfolio Turnover Rate	14%	19%	22%^	41%	69%	32%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and the fiscal period	Janus Forty Fund
ended July 31, 2009	2012	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$28.83	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	0.17	0.15	0.02	(0.09)	0.09
Net gain/(loss) on investments (both realized and unrealized)	9.23	(2.01)	0.49	1.32	2.99
Total from Investment Operations	9.40	(1.86)	0.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	(0.21)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.21)	–	–	–	–
Net Asset Value, End of Period	$38.02	$28.83	$30.69	$30.18	$28.95
Total Return**	32.79%	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$53,755	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$41,299	$38,574	$10,232	$76	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.92%	1.02%	0.95%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.40%	(0.11)%	(0.80)%	1.38%(4)
Portfolio Turnover Rate	9%	51%	40%	4%^	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each	Janus Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$25.42	$26.82	$23.95	$20.35	$33.66	$27.43
Income from Investment Operations:
Net investment income	0.18	0.16	0.09	0.11	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	6.43	(1.50)	2.80	3.76	(13.33)	6.17
Total from Investment Operations	6.61	(1.34)	2.89	3.87	(13.15)	6.33
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)	(0.10)
Net Asset Value, End of Period	$31.90	$25.42	$26.82	$23.95	$20.35	$33.66
Total Return**	26.07%	(5.01)%	12.06%	19.35%	(39.24)%	23.12%
Net Assets, End of Period (in thousands)	$1,987,992	$2,032,008	$2,800,369	$8,100,358	$7,528,294	$13,038,747
Average Net Assets for the Period (in thousands)	$2,149,222	$2,583,683	$5,138,181	$7,312,389	$10,973,577	$11,816,878
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.89%	0.94%	0.89%	0.88%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.89%(2)	0.94%	0.88%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.58%	0.48%	0.21%	0.49%	0.60%	0.52%
Portfolio Turnover Rate	46%	90%	40%^	60%	95%	32%

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal	Janus Growth and
period ended September 30, 2010 and each	Income Fund(3)
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$26.25	$28.50	$26.47	$21.90	$44.20	$37.36
Income from Investment Operations:
Net investment income	0.38	0.28	0.28	0.28	0.38	0.63
Net gain/(loss) on investments (both realized and unrealized)	8.01	(2.25)	2.03	4.56	(17.92)	6.86
Total from Investment Operations	8.39	(1.97)	2.31	4.84	(17.54)	7.49
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.28)	(0.28)	(0.27)	(0.49)	(0.65)
Distributions (from capital gains)*	–	–	–	–	(4.27)	–
Total Distributions	(0.36)	(0.28)	(0.28)	(0.27)	(4.76)	(0.65)
Net Asset Value, End of Period	$34.28	$26.25	$28.50	$26.47	$21.90	$44.20
Total Return**	32.07%	(7.03)%	8.79%	22.32%	(43.79)%	20.22%
Net Assets, End of Period (in thousands)	$1,330,261	$1,253,824	$1,615,457	$3,622,998	$3,345,701	$7,107,894
Average Net Assets for the Period (in thousands)	$1,352,274	$1,639,387	$2,383,198	$3,231,514	$5,463,501	$6,738,311
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.90%	0.90%	0.90%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.90%	0.90%	0.89%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets***	1.31%	0.96%	0.90%	1.22%	1.17%	1.98%
Portfolio Turnover Rate	45%	65%	43%^	40%	76%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.89% in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

144 | SEPTEMBER 30, 2012

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each	Janus Research Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$25.94	$26.33	$22.49	$18.25	$32.09	$24.19
Income from Investment Operations:
Net investment income/(loss)	0.16	0.16	0.15	0.17	0.05	0.03
Net gain/(loss) on investments (both realized and unrealized)	6.23	(0.42)	3.75	4.23	(13.86)	7.89
Total from Investment Operations	6.39	(0.26)	3.90	4.40	(13.81)	7.92
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)	(0.02)
Net Asset Value, End of Period	$32.17	$25.94	$26.33	$22.49	$18.25	$32.09
Total Return**	24.74%	(1.04)%	17.36%	24.29%	(43.08)%	32.76%
Net Assets, End of Period (in thousands)	$1,349,917	$1,213,477	$1,354,695	$2,890,078	$2,590,521	$5,006,239
Average Net Assets for the Period (in thousands)	$1,339,538	$1,465,454	$1,881,088	$2,505,457	$4,097,719	$4,266,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.87%	1.02%	1.02%	1.06%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.87%	1.02%	1.01%	1.05%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.48%	0.44%	0.59%	0.24%	0.11%
Portfolio Turnover Rate	64%	88%	69%^	83%	102%	72%

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Triton Fund
October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.85	$14.68	$11.60	$8.89	$17.13	$13.09
Income from Investment Operations:
Net investment income/(loss)	(0.04)	–	0.01	0.01	0.02	–
Net gain/(loss) on investments (both realized and unrealized)	3.88	0.48	3.09	2.70	(6.36)	4.22
Total from Investment Operations	3.84	0.48	3.10	2.71	(6.34)	4.22
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.02)	–(2)	–	–
Distributions (from capital gains)*	(0.60)	(0.31)	–	–	(1.90)	(0.18)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A
Total Distributions and Other	(0.60)	(0.31)	(0.02)	–	(1.90)	(0.18)
Net Asset Value, End of Period	$18.09	$14.85	$14.68	$11.60	$8.89	$17.13
Total Return**	26.37%	3.05%	26.74%	30.55%	(41.05)%	32.57%
Net Assets, End of Period (in thousands)	$1,389,123	$830,444	$431,352	$315,350	$122,852	$151,888
Average Net Assets for the Period (in thousands)	$1,179,102	$846,328	$313,740	$193,298	$143,209	$120,057
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.96%	1.18%	1.20%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%(4)	0.93%(4)	0.96%(4)	1.17%(4)	1.20%(4)	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.17)%	(0.14)%	0.06%	(0.23)%	(0.28)%
Portfolio Turnover Rate	35%	42%	32%^	50%	88%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Return of capital aggregated less than $0.01 on a per share basis.
(4)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.94% in 2012, 0.93% in 2011, 0.96% in 2010, 1.17% in 2009 and 1.16% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year
ended September 30, the eleven-month fiscal
period ended September 30, 2010 and each	Janus Twenty Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$55.81	$60.33	$57.00	$46.29	$74.70	$52.93
Income from Investment Operations:
Net investment income/(loss)	0.24	0.16	(0.12)	0.06	0.01	0.15
Net gain/(loss) on investments (both realized and unrealized)	15.72	(4.53)	3.45	10.66	(28.27)	21.94
Total from Investment Operations	15.96	(4.37)	3.33	10.72	(28.26)	22.09
Less Distributions and Other:
Dividends (from net investment income)*	(0.04)	(0.15)	–	–	(0.15)	(0.32)
Distributions (from capital gains)*	(9.16)	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	(9.20)	(0.15)	–	(0.01)	(0.15)	(0.32)
Net Asset Value, End of Period	$62.57	$55.81	$60.33	$57.00	$46.29	$74.70
Total Return**	32.43%	(7.28)%(2)	5.84%	23.16%	(37.91)%	41.95%
Net Assets, End of Period (in thousands)	$3,460,637	$2,985,145	$3,850,699	$9,016,257	$7,671,239	$12,769,465
Average Net Assets for the Period (in thousands)	$3,326,880	$3,792,727	$5,792,097	$7,846,950	$11,801,120	$10,355,207
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.93%	0.91%	0.86%	0.85%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.93%	0.91%	0.86%	0.84%	0.88%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.33%	(0.14)%	(0.10)%	(0.07)%(4)	0.22%
Portfolio Turnover Rate	12%	56%	35%^	32%	42%	20%

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Venture Fund
October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$50.21	$47.08	$38.68	$29.82	$79.09	$65.75
Income from Investment Operations:
Net investment income/(loss)	(0.11)	(0.06)	(0.13)	–	0.07	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	14.41	3.19	8.53	8.86	(34.87)	20.85
Total from Investment Operations	14.30	3.13	8.40	8.86	(34.80)	20.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.08)	–	–	–	(14.47)	(7.49)
Return of capital	N/A	N/A	N/A	N/A	–(5)	N/A
Total Distributions and Other	(4.08)	–	–	–	(14.47)	(7.49)
Net Asset Value, End of Period	$60.43	$50.21	$47.08	$38.68	$29.82	$79.09
Total Return**	29.77%	6.65%	21.72%	29.71%	(52.62)%	34.68%
Net Assets, End of Period (in thousands)	$498,625	$219,453	$206,712	$921,384	$760,880	$1,764,166
Average Net Assets for the Period (in thousands)	$345,919	$239,806	$458,457	$776,334	$1,268,992	$1,549,495
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.96%	0.92%	0.93%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.96%(6)	0.92%(6)	0.93%(6)	0.90%(6)	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	(0.31)%	(0.47)%	(0.48)%	(0.46)%	(0.49)%
Portfolio Turnover Rate	51%	54%	58%^	40%	31%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.86% in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(5)	Return of capital aggregated less than $0.01 on a per share basis.
(6)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.95% in 2011, 0.90% in 2010, 0.91% in 2009 and 0.89% in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

146 | SEPTEMBER 30, 2012

Notes to Schedules of Investments

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

Janus Growth & Core Funds | 147

Notes to Schedules of Investments (continued)

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

°°  Schedule of Fair Valued Securities (as of September 30, 2012)

		Value as a %
	Value	of Net Assets

Janus Enterprise Fund
Workday, Inc. – Private Placement	$10,250,415	0.4%

Janus Venture Fund
Digital Domain – Private Placement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Enterprise Fund
Workday, Inc. – Private Placement	10/13/11	$7,191,561	$10,250,415	0.4%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$0	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2012. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$725,912,825	8.1%
Janus Growth and Income Fund	61,432,855	1.7%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Contrarian Fund
St. Joe Co.*	1,529,008	$24,437,156	–	$–	$–	$–	$174,222,653

148 | SEPTEMBER 30, 2012

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Triton Fund
DTS, Inc.*	137,469	$3,787,665	95,415	$4,433,712	$(1,696,706)	$–	$26,203,246
HEICO Corp. – Class A(1)	2,674,465	31,364,036	1,555,765	1,659,519	(80,283)	109,980	55,924,616
Maidenform Brands, Inc.*,(2)	366,160	7,427,415	1,135,087	29,238,432	(6,561,639)	–	N/A
Measurement Specialties, Inc.*	233,015	6,691,737	24,010	889,553	(43,751)	–	28,683,926
National CineMedia, Inc.	1,241,750	16,827,162	–	–	–	2,876,030	58,940,676
RealD, Inc.*	519,109	5,803,316	–	–	–	–	24,481,993
Resources Connection, Inc.	723,821	8,515,486	2,246,411	33,605,238	(7,156,475)	112,320	–
Rush Enterprises*	44,580	728,356	650,106	7,412,706	2,291,786	–	–
Yelp, Inc.*	451,561	9,498,531	451,561	9,498,531	2,821,787	–	–

		$90,643,704		$86,737,691	$(10,425,281)	$3,098,330	$194,234,457

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/12

Janus Venture Fund
Convio, Inc.*	–	$–	1,083,073	$9,280,587	$8,015,557	$–	$–
Genius Products, Inc.*	–	–	758,477	37,439	636	–	–
Gordmans Stores, Inc.*	537,535	8,711,739	–	–	–	–	18,918,778
Heritage-Crystal Clean, Inc.*	784,175	15,469,361	–	–	–	–	22,853,206
Rush Enterprises, Inc. – Class B*	440,107	5,959,995	–	–	–	–	12,046,533
Standard Parking Corp.*	1,475	29,672	12,695	258,724	26,152	–	20,908,147

		$30,170,767		$9,576,750	$8,042,345	$–	$74,726,664

(1)	Shares were adjusted to reflect a 5 to 4 stock split on April 24, 2012.
(2)	Company was no longer an affiliate as of September 30, 2012.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$142,306,253	$–

Bank Loan	–	5,030,675	–

Common Stock
Agricultural Chemicals	–	59,116,305	–
Commercial Banks	165,066,992	46,298,201	–
Medical – Drugs	188,725,911	65,248,518	–
All Other	4,461,035,999	–	–

Corporate Bonds	–	2,560,907,981	–

Mortgage-Backed Securities	–	596,218,137	–

Preferred Stock	–	2,005,687	–

U.S. Treasury Notes/Bonds	–	428,283,520	–

Money Market	–	153,199,850	–

Total Investments in Securities	$4,814,828,902	$4,058,615,127	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Oil Companies – Integrated	$–	$151,233,333	$–
Wireless Equipment	145,823,607	13,196,274	–
All Other	2,025,278,362	–	–

Money Market	–	125,387,214	–

Total Investments in Securities	$2,171,101,969	$289,816,821	$–

Janus Growth & Core Funds | 149

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$32,280,379	$–
Media	–	–	10,250,415
All Other	2,301,149,431	–	–

Money Market	–	109,178,777	–

Total Investments in Securities	$2,301,149,431	$141,459,156	$10,250,415

Investments in Securities:
Janus Forty Fund
Common Stock	$3,694,062,487	$–	$–

Money Market	–	34,167,953	–

Total Investments in Securities	$3,694,062,487	$34,167,953	$–

Investments in Securities:
Janus Fund
Common Stock
Medical – Drugs	$120,028,036	$39,513,189	$–
Oil Companies – Integrated	–	36,412,777	–
All Other	7,551,595,869	–	–

Money Market	–	404,770,142	–

Total Investments in Securities	$7,671,623,905	$480,696,108	$–

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$–	$34,919,022	$–
Commercial Banks	101,656,448	16,392,995	–
Gas – Distribution	–	27,680,000	–
Medical – Drugs	111,156,183	31,814,473	–
All Other	2,943,121,267	–	–

Corporate Bonds	–	227,891,815	–

Preferred Stock	–	14,841,255	–

Money Market	–	53,673,572	–

Total Investments in Securities	$3,155,933,898	$407,213,132	$–

Investments in Securities:
Janus Research Fund
Common Stock	$3,364,965,656	$–	$–

Money Market	–	56,666,053	–

Total Investments in Securities	$3,364,965,656	$56,666,053	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$3,174,684,200	$–	$–

Money Market	–	343,001,966	–

Total Investments in Securities	$3,174,684,200	$343,001,966	$–

Investments in Securities:
Janus Twenty Fund
Common Stock	$8,233,972,001	$–	$–

Money Market	–	297,487,265	–

Total Investments in Securities	$8,233,972,001	$297,487,265	$–

150 | SEPTEMBER 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Venture Fund
Common Stock
Diversified Operations	$–	$–	$0
All Other	1,653,153,825	–	–

Money Market	–	178,108,435	–

Total Investments in Securities	$1,653,153,825	$178,108,435	$0

Investments in Purchased Options:
Janus Contrarian Fund	$–	$4,491,751	$–
Janus Fund	–	14,595,222	–

Investments in Securities Sold Short:
Janus Triton Fund	$(8,261,183)	$–	$–

Other Financial Instruments(a):
Janus Balanced Fund	$–	$(331,508)	$–
Janus Contrarian Fund	–	59,536	–
Janus Enterprise Fund	–	120,816	–
Janus Fund	–	(2,699,010)	–
Janus Growth and Income Fund	–	(142,119)	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2012 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$351,543,330
Janus Contrarian Fund	412,535,409
Janus Enterprise Fund	318,602,681
Janus Fund	1,187,250,843
Janus Growth and Income Fund	161,042,073
Janus Research Fund	38,714,000
Janus Triton Fund	16,753,440

Janus Growth & Core Funds | 151

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares, which commenced May 31, 2012 (July 12, 2012 for Janus Enterprise Fund), are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the

152 | SEPTEMBER 30, 2012

applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

Janus Growth & Core Funds | 153

Notes to Financial Statements (continued)

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of September 30, 2012, Janus Fund had restricted cash in the amount of $660,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at September 30, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would

154 | SEPTEMBER 30, 2012

use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year ended September 30, 2012.

Transfers Out
of Level 2
Fund	to Level 1

Janus Balanced Fund	$71,026,652
Janus Contrarian Fund	175,154,460
Janus Enterprise Fund	52,325,126
Janus Forty Fund	457,586,642
Janus Fund	488,841,010
Janus Growth and Income Fund	56,651,040
Janus Twenty Fund	739,800,250

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair

Janus Growth & Core Funds | 155

Notes to Financial Statements (continued)

valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the fiscal year ended September 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in

156 | SEPTEMBER 30, 2012

large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options

Janus Growth & Core Funds | 157

Notes to Financial Statements (continued)

contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2012 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2011	–	$–
Options written	40,170	2,419,731
Options closed	–	–
Options expired	(40,170)	(2,419,731)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2011	30,500	$4,245,600
Options written	–	–
Options closed	–	–
Options expired	(30,500)	(4,245,600)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

158 | SEPTEMBER 30, 2012

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2011	–	$–
Options written	11,203	11,366,435
Options closed	(3,113)	(10,406,152)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2012	8,090	$960,283

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2011	41,900	$5,832,480
Options written	–	–
Options closed	–	–
Options expired	(41,900)	(5,832,480)
Options exercised	–	–

Options outstanding at September 30, 2012	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for dividend swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2012.

Fair Value of Derivative Instruments as of September 30, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$223,935	Forward currency contracts	$555,443

Total		$223,935		$555,443

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$4,491,751
Foreign Exchange Contracts	Forward currency contracts	239,411	Forward currency contracts	$179,875

Total		$4,731,162		$179,875

Janus Growth & Core Funds | 159

Notes to Financial Statements (continued)

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$164,295	Forward currency contracts	$43,479

Total		$164,295		$43,479

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts	Unaffiliated investments at value	$14,595,222	Options written, at value	$800,500
Foreign Exchange Contracts	Forward currency contracts	1,328,851	Forward currency contracts	3,227,311

Total		$15,924,073		$4,027,811

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$167,195	Forward currency contracts	$309,314

Total		$167,195		$309,314

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2012.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,693,606)	$(1,693,606)

Total	$–	$–	$–	$(1,693,606)	$(1,693,606)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,824,954)	$(1,824,954)

Total	$–	$–	$–	$(1,824,954)	$(1,824,954)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$(9,221,378)	$(31,867,227)	$52,608,532	$–	$11,519,927

Foreign Exchange Contracts	–	–	–	1,932,552	1,932,552

Total	$(9,221,378)	$(31,867,227)	$52,608,532	$1,932,552	$13,452,479

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$(7,133,613)	$20,503,677	$(1,295,213)	$–	$12,074,851

Foreign Exchange Contracts	–	–	–	(4,619,563)	(4,619,563)

Total	$(7,133,613)	$20,503,677	$(1,295,213)	$(4,619,563)	$7,455,288

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$3,095,394	$3,095,394

Total	$–	$–	$–	$3,095,394	$3,095,394

160 | SEPTEMBER 30, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,551,904)	$(1,551,904)

Total	$–	$–	$–	$(1,551,904)	$(1,551,904)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$4,245,600	$–	$4,245,600

Total	$–	$–	$4,245,600	$–	$4,245,600

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$1,843,139	$–	$1,843,139

Total	$–	$–	$1,843,139	$–	$1,843,139

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(6,920,440)	$–	$(6,920,440)

Foreign Exchange Contracts	–	–	–	6,146,525	6,146,525

Total	$–	$–	$(6,920,440)	$6,146,525	$(773,915)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(6,970,279)	$–	$(6,970,279)

Foreign Exchange Contracts	–	–	–	(12,591,091)	(12,591,091)

Total	$–	$–	$(6,970,279)	$(12,591,091)	$(19,561,370)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(824,582)	$(824,582)

Total	$–	$–	$–	$(824,582)	$(824,582)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,453,118)	$(1,453,118)

Total	$–	$–	$–	$(1,453,118)	$(1,453,118)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$9,801,012	$9,801,012

Total	$–	$–	$–	$9,801,012	$9,801,012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$(4,722,027)	$(4,722,027)

Total	$–	$–	$–	$(4,722,027)	$(4,722,027)

Janus Growth & Core Funds | 161

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$5,832,480	$–	$5,832,480

Total	$–	$–	$5,832,480	$–	$5,832,480

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$2,532,051	$–	$2,532,051

Total	$–	$–	$2,532,051	$–	$2,532,051

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s

162 | SEPTEMBER 30, 2012

investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the Fund’s operations is unknown.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended September 30, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$13,161,601	3.5000% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies

Janus Growth & Core Funds | 163

Notes to Financial Statements (continued)

from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency, or that federal support will continue beyond 2012. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card

164 | SEPTEMBER 30, 2012

receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A

Janus Growth & Core Funds | 165

Notes to Financial Statements (continued)

sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable

166 | SEPTEMBER 30, 2012

Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, July 2011 for Janus Fund, and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares was not fully implemented until July 6, 2012. Prior to that time, the Fund’s performance was compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Janus Growth & Core Funds | 167

Notes to Financial Statements (continued)

During the fiscal year ended September 30, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(5,484,748)
Janus Forty Fund	(6,113,311)
Janus Fund	(12,313,620)
Janus Research Fund	(20,023)
Janus Twenty Fund	(9,563,185)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted

168 | SEPTEMBER 30, 2012

below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund	0.70
Janus Triton Fund	1.05
Janus Venture Fund	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,480 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $781,717 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended September 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$216,777
Janus Contrarian Fund	1,468
Janus Enterprise Fund	6,097
Janus Forty Fund	34,920
Janus Fund	3,964
Janus Growth and Income Fund	2,204
Janus Research Fund	3,459
Janus Triton Fund	140,327
Janus Venture Fund	1,838

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Balanced Fund	$3,857
Janus Forty Fund	1

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$56,162
Janus Contrarian Fund	2,011
Janus Enterprise Fund	941
Janus Forty Fund	26,662
Janus Fund	4,708
Janus Growth and Income Fund	646
Janus Research Fund	690
Janus Triton Fund	31,104

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the

Janus Growth & Core Funds | 169

Notes to Financial Statements (continued)

Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended September 30, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/12

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$3,507,901,928	$(3,552,381,231)	$178,401	$153,199,850
Janus Contrarian Fund	1,095,653,867	(1,478,190,289)	111,247	125,387,214
Janus Enterprise Fund	366,707,701	(340,833,000)	110,138	109,178,777
Janus Forty Fund	467,590,666	(433,422,713)	20,876	34,167,953
Janus Fund	1,848,344,511	(1,816,178,000)	587,394	404,770,142
Janus Growth and Income Fund	961,126,844	(907,453,272)	62,330	53,673,572
Janus Research Fund	706,234,596	(677,402,980)	25,046	56,666,053
Janus Triton Fund	1,193,303,736	(930,056,000)	307,710	343,001,966
Janus Twenty Fund	1,303,673,064	(1,160,131,375)	190,962	297,487,265
Janus Venture Fund	673,666,170	(567,075,000)	151,973	178,108,435

	$12,124,203,083	$(11,863,123,860)	$1,746,077	$1,755,641,227

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2012, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	9/30/11	Purchases	Purchases	Redemptions	Redemptions	at 9/30/12

Janus Balanced Fund - Class N Shares	$–	$50,000	5/31/12	$–	–	$50,000
Janus Enterprise Fund - Class N Shares	–	50,000	7/12/12	–	–	50,000
Janus Forty Fund - Class N Shares	–	50,000	5/31/12	(38,724)	9/20/12	11,276
Janus Fund - Class N Shares	–	50,000	5/31/12	(50,000)	9/20/12	–
Janus Research Fund - Class N Shares	–	50,000	5/31/12	(50,000)	9/20/12	–
Janus Triton Fund - Class N Shares	–	10,000	5/31/12	(10,000)	9/20/12	–
Janus Venture Fund - Class N Shares	–	50,000	5/31/12	–	–	50,000
Janus Venture Fund - Class S Shares	10,000	–	–	–	–	10,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

170 | SEPTEMBER 30, 2012

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Balanced Fund	$8,751,490	$195,786,690	$–	$–	$–	$(108,134)	$1,130,659,277
Janus Contrarian Fund	15,126,015	–	(645,142,091)	–	–	(36,094)	64,585,371
Janus Enterprise Fund	–	84,263,788	(91,275,795)	(4,021,829)	–	(37,177)	637,371,787
Janus Forty Fund	12,844,539	–	(320,089,721)	–	(77,388,291)	(45,470)	1,292,537,772
Janus Fund	40,000,461	–	(941,787,153)	–	(269,527,977)	3,828,783	1,883,408,589
Janus Growth and Income Fund	2,887,195	–	(634,042,408)	–	–	(112,591)	751,628,063
Janus Research Fund	15,949,703	–	(298,199,652)	–	(59,002,012)	(50,760)	611,968,923
Janus Triton Fund	32,960,443	94,152,322	–	(8,569,585)	–	(52,237)	314,853,693
Janus Twenty Fund	33,127,996	–	(9,234,816)	–	(153,454,514)	(109,720)	2,802,070,599
Janus Venture Fund	34,717,654	142,317,629	–	(5,455,427)	–	(27,239)	214,694,735

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2012

									Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2013	2015	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(22,132,836)	–	(28,795,844)	(590,582,708)	(2,708,558)	(922,145)	–	–	(645,142,091)
Janus Enterprise Fund(1)	–	–	(91,275,795)	–	–	–	–	–	(91,275,795)
Janus Forty Fund	–	–	–	(320,089,721)	–	–	–	–	(320,089,721)
Janus Fund(1)	–	–	(18,889,621)	(922,897,532)	–	–	–	–	(941,787,153)
Janus Growth and Income Fund(1)	–	(5,147,023)	(40,506,406)	(587,926,129)	(462,850)	–	–	–	(634,042,408)
Janus Research Fund	–	–	–	(298,199,652)	–	–	–	–	(298,199,652)
Janus Triton Fund	–	–	–	–	–	–	–	–	–
Janus Twenty Fund	–	–	–	–	–	–	(9,234,816)	–	(9,234,816)
Janus Venture Fund	–	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations.

Janus Growth & Core Funds | 171

Notes to Financial Statements (continued)

During the fiscal year ended September 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Balanced Fund	$–
Janus Contrarian Fund	75,844,085
Janus Enterprise Fund	98,749,451
Janus Forty Fund	117,780,120
Janus Fund	242,315,919
Janus Growth and Income Fund	236,536,071
Janus Research Fund	146,124,156
Janus Triton Fund	46,549
Janus Twenty Fund	–
Janus Venture Fund	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$7,742,784,752	$1,196,882,188	$(66,222,911)
Janus Contrarian Fund	2,400,825,368	295,652,868	(231,067,695)
Janus Enterprise Fund	1,815,487,215	689,047,155	(51,675,368)
Janus Forty Fund	2,435,692,668	1,417,782,792	(125,245,020)
Janus Fund	6,283,506,646	2,081,856,740	(198,448,151)
Janus Growth and Income Fund	2,811,518,967	787,304,333	(35,676,270)
Janus Research Fund	2,809,662,786	696,876,183	(84,907,260)
Janus Triton Fund	3,200,881,339	473,583,262	(156,778,435)
Janus Twenty Fund	5,729,388,667	3,199,235,607	(397,165,008)
Janus Venture Fund	1,616,567,525	283,738,608	(69,043,873)

Information on the tax components of securities sold short as of September 30, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Triton Fund	$(6,310,049)	$(1,951,134)	$–

172 | SEPTEMBER 30, 2012

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$165,773,105	$129,991,334	$–	$–
Janus Contrarian Fund	115,281	–	–	–
Janus Enterprise Fund	–	–	–	(2,070,975)
Janus Forty Fund	14,713,657	–	–	–
Janus Fund	42,283,189	–	–	–
Janus Growth and Income Fund	41,281,928	–	–	–
Janus Research Fund	20,452,534	–	–	–
Janus Triton Fund	6,313,840	74,567,274	–	–
Janus Twenty Fund	10,346,851	1,139,534,089	–	–
Janus Venture Fund	–	87,133,781	–	–

For the fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$134,310,053	$187,412,862	$–	$–
Janus Contrarian Fund	10,913,168	–	–	(6,213,620)
Janus Enterprise Fund	–	–	–	(10,245,457)
Janus Forty Fund	–	–	–	–
Janus Fund	28,100,740	–	–	–
Janus Growth and Income Fund	36,626,708	–	–	–
Janus Research Fund	16,884,234	–	–	–
Janus Triton Fund	2,212,875	21,005,096	–	–
Janus Twenty Fund	27,490,531	–	–	–
Janus Venture Fund	–	–	–	(4,319,227)

Janus Growth & Core Funds | 173

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus		Janus		Janus
For the fiscal years ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	7,108	8,000	155	860	242	405
Reinvested dividends and distributions	712	920	–	5	–	–
Shares repurchased	(6,219)	(6,687)	(1,400)	(3,126)	(323)	(684)
Net Increase/(Decrease) in Fund Shares	1,601	2,233	(1,245)	(2,261)	(81)	(279)
Shares Outstanding, Beginning of Period	22,694	20,461	2,965	5,226	1,178	1,457
Shares Outstanding, End of Period	24,295	22,694	1,720	2,965	1,097	1,178
Transactions in Fund Shares – Class C Shares:
Shares sold	4,600	5,755	42	294	93	101
Reinvested dividends and distributions	421	554	–	–	–	–
Shares repurchased	(3,839)	(3,933)	(985)	(2,509)	(103)	(144)
Net Increase/(Decrease) in Fund Shares	1,182	2,376	(943)	(2,215)	(10)	(43)
Shares Outstanding, Beginning of Period	18,817	16,441	2,352	4,567	411	454
Shares Outstanding, End of Period	19,999	18,817	1,409	2,352	401	411
Transactions in Fund Shares – Class D Shares:
Shares sold	4,309	5,424	3,120	5,129	818	1,378
Reinvested dividends and distributions	1,556	2,042	9	442	–	–
Shares repurchased	(4,536)	(5,180)	(19,086)	(27,523)	(1,719)	(1,995)
Net Increase/(Decrease) in Fund Shares	1,329	2,286	(15,957)	(21,952)	(901)	(617)
Shares Outstanding, Beginning of Period	41,480	39,194	130,397	152,349	14,950	15,567
Shares Outstanding, End of Period	42,809	41,480	114,440	130,397	14,049	14,950
Transactions in Fund Shares – Class I Shares:
Shares sold	21,662	63,929	611	2,679	1,470	1,955
Reinvested dividends and distributions	2,527	910	–	29	–	–
Shares repurchased	(20,927)	(6,577)	(2,524)	(6,588)	(2,362)	(3,415)
Net Increase/(Decrease) in Fund Shares	3,262	58,262	(1,913)	(3,880)	(892)	(1,460)
Shares Outstanding, Beginning of Period	70,384	12,122	5,125	9,005	6,517	7,977
Shares Outstanding, End of Period	73,646	70,384	3,212	5,125	5,625	6,517
Transactions in Fund Shares – Class N Shares(1):
Shares sold	280	N/A	N/A	N/A	36	N/A
Reinvested dividends and distributions	2	N/A	N/A	N/A	–	N/A
Shares repurchased	–	N/A	N/A	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	282	N/A	N/A	N/A	36	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	282	N/A	N/A	N/A	36	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	4,095	3,583	35	62	204	292
Reinvested dividends and distributions	233	223	–	–	–	–
Shares repurchased	(2,336)	(1,873)	(123)	(119)	(402)	(341)
Net Increase/(Decrease) in Fund Shares	1,992	1,933	(88)	(57)	(198)	(49)
Shares Outstanding, Beginning of Period	6,742	4,809	224	281	952	1,001
Shares Outstanding, End of Period	8,734	6,742	136	224	754	952

174 | SEPTEMBER 30, 2012

	Janus		Janus		Janus
For the fiscal years ended September 30	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class S Shares:
Shares sold	9,327	8,515	31	72	716	990
Reinvested dividends and distributions	970	1,250	–	–	–	–
Shares repurchased	(7,566)	(7,897)	(80)	(339)	(1,237)	(1,517)
Net Increase/(Decrease) in Fund Shares	2,731	1,868	(49)	(267)	(521)	(527)
Shares Outstanding, Beginning of Period	26,502	24,634	236	503	3,573	4,100
Shares Outstanding, End of Period	29,233	26,502	187	236	3,052	3,573
Transactions in Fund Shares – Class T Shares:
Shares sold	26,296	36,637	3,473	13,329	2,711	2,995
Reinvested dividends and distributions	4,765	6,208	–	255	–	–
Shares repurchased	(31,971)	(28,459)	(23,385)	(60,063)	(3,716)	(4,865)
Net Increase/(Decrease) in Fund Shares	(910)	14,386	(19,912)	(46,479)	(1,005)	(1,870)
Shares Outstanding, Beginning of Period	132,240	117,854	75,062	121,541	13,742	15,612
Shares Outstanding, End of Period	131,330	132,240	55,150	75,062	12,737	13,742

(1)	Transactions in Fund Shares for Class N Shares are for the periods from May 31, 2012 (inception date) to September 30, 2012 and July 12, 2012 (inception date) to September 30, 2012 for Janus Balanced Fund and Janus Enterprise Fund, respectively.

Janus Growth & Core Funds | 175

Notes to Financial Statements (continued)

	Janus		Janus		Janus
For the fiscal years ended September 30	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	141
Shares sold	2,636	5,484	12,394	23,428	237	203
Reinvested dividends and distributions	53	–	166	78	8	6
Shares repurchased	(7,161)	(17,510)	(10,980)	(4,180)	(293)	(216)
Net Increase/(Decrease) in Fund Shares	(4,472)	(12,026)	1,580	19,326	(48)	134
Shares Outstanding, Beginning of Period	15,546	27,572	33,622	14,296	797	663
Shares Outstanding, End of Period	11,074	15,546	35,202	33,622	749	797
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	236
Shares sold	887	2,126	50	45	48	84
Reinvested dividends and distributions	–	–	–	–	1	1
Shares repurchased	(4,309)	(9,951)	(58)	(75)	(86)	(107)
Net Increase/(Decrease) in Fund Shares	(3,422)	(7,825)	(8)	(30)	(37)	214
Shares Outstanding, Beginning of Period	12,813	20,638	184	214	384	170
Shares Outstanding, End of Period	9,391	12,813	176	184	347	384
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	9,790
Shares sold	N/A	N/A	2,889	3,501	1,902	2,506
Reinvested dividends and distributions	N/A	N/A	960	631	759	663
Shares repurchased	N/A	N/A	(15,833)	(17,501)	(7,639)	(8,560)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(11,984)	(13,369)	(4,978)	4,399
Shares Outstanding, Beginning of Period	N/A	N/A	162,036	175,405	66,961	62,562
Shares Outstanding, End of Period	N/A	N/A	150,052	162,036	61,983	66,961
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	142
Shares sold	7,312	19,686	1,121	2,090	172	703
Reinvested dividends and distributions	173	–	37	25	8	19
Shares repurchased	(13,226)	(47,921)	(2,467)	(1,370)	(357)	(2,269)
Net Increase/(Decrease) in Fund Shares	(5,741)	(28,235)	(1,309)	745	(177)	(1,405)
Shares Outstanding, Beginning of Period	32,419	60,654	5,802	5,057	877	2,282
Shares Outstanding, End of Period	26,678	32,419	4,493	5,802	700	877
Transactions in Fund Shares – Class N Shares(1):
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A
Shares sold	37	N/A	789	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	N/A	N/A
Shares repurchased	(2)	N/A	(19)	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	35	N/A	770	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	35	N/A	770	N/A	N/A	N/A

176 | SEPTEMBER 30, 2012

	Janus		Janus		Janus
For the fiscal years ended September 30	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	22
Shares sold	1,102	1,890	24	52	19	33
Reinvested dividends and distributions	5	–	–	–	–	1
Shares repurchased	(2,940)	(3,207)	(33)	(15)	(23)	(52)
Net Increase/(Decrease) in Fund Shares	(1,833)	(1,317)	(9)	37	(4)	4
Shares Outstanding, Beginning of Period	6,710	8,027	86	49	74	70
Shares Outstanding, End of Period	4,877	6,710	77	86	70	74
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	545
Shares sold	5,710	15,213	357	431	249	310
Reinvested dividends and distributions	159	–	3	2	12	13
Shares repurchased	(27,624)	(46,647)	(1,377)	(874)	(943)	(1,128)
Net Increase/(Decrease) in Fund Shares	(21,755)	(31,434)	(1,017)	(441)	(682)	(260)
Shares Outstanding, Beginning of Period	66,425	97,859	2,399	2,840	1,789	2,049
Shares Outstanding, End of Period	44,670	66,425	1,382	2,399	1,107	1,789
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 8)	N/A	N/A	N/A	N/A	N/A	7,038
Shares sold	851	858	6,435	7,141	3,266	3,578
Reinvested dividends and distributions	7	–	349	199	460	470
Shares repurchased	(525)	(723)	(24,413)	(31,828)	(12,688)	(20,005)
Net Increase/(Decrease) in Fund Shares	333	135	(17,629)	(24,488)	(8,962)	(8,919)
Shares Outstanding, Beginning of Period	1,081	946	79,943	104,431	47,764	56,683
Shares Outstanding, End of Period	1,414	1,081	62,314	79,943	38,802	47,764

(1)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to September 30, 2012.

Janus Growth & Core Funds | 177

Notes to Financial Statements (continued)

	Janus		Janus
For the fiscal years ended September 30	Research Fund		Triton Fund
(all numbers in thousands)	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	130	482	12,417	10,978
Reinvested dividends and distributions	3	1	359	69
Shares repurchased	(145)	(128)	(4,466)	(3,576)
Net Increase/(Decrease) in Fund Shares	(12)	355	8,310	7,471
Shares Outstanding, Beginning of Period	423	68	10,220	2,749
Shares Outstanding, End of Period	411	423	18,530	10,220
Transactions in Fund Shares – Class C Shares:
Shares sold	35	43	3,635	3,978
Reinvested dividends and distributions	–	–	114	23
Shares repurchased	(15)	(6)	(1,307)	(894)
Net Increase/(Decrease) in Fund Shares	20	37	2,442	3,107
Shares Outstanding, Beginning of Period	44	7	4,188	1,081
Shares Outstanding, End of Period	64	44	6,630	4,188
Transactions in Fund Shares – Class D Shares:
Shares sold	1,751	2,366	10,007	22,772
Reinvested dividends and distributions	429	321	1,140	364
Shares repurchased	(6,095)	(6,991)	(8,117)	(8,054)
Net Increase/(Decrease) in Fund Shares	(3,915)	(4,304)	3,030	15,082
Shares Outstanding, Beginning of Period	62,261	66,565	30,527	15,445
Shares Outstanding, End of Period	58,346	62,261	33,557	30,527
Transactions in Fund Shares – Class I Shares:
Shares sold	1,938	1,459	36,060	21,414
Reinvested dividends and distributions	27	17	668	111
Shares repurchased	(2,313)	(703)	(12,467)	(6,524)
Net Increase/(Decrease) in Fund Shares	(348)	773	24,261	15,001
Shares Outstanding, Beginning of Period	3,511	2,738	20,071	5,070
Shares Outstanding, End of Period	3,163	3,511	44,332	20,071
Transactions in Fund Shares – Class N Shares(1):
Shares sold	1,561	N/A	3,072	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(213)	N/A	(60)	N/A
Net Increase/(Decrease) in Fund Shares	1,348	N/A	3,012	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	1,348	N/A	3,012	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	1,943	1,180
Reinvested dividends and distributions	N/A	N/A	29	6
Shares repurchased	N/A	N/A	(647)	(399)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,325	787
Shares Outstanding, Beginning of Period	N/A	N/A	1,085	298
Shares Outstanding, End of Period	N/A	N/A	2,410	1,085
Transactions in Fund Shares – Class S Shares:
Shares sold	2	20	5,647	2,269
Reinvested dividends and distributions	–	–	112	13
Shares repurchased	(1)	(4)	(1,424)	(627)
Net Increase/(Decrease) in Fund Shares	1	16	4,335	1,655
Shares Outstanding, Beginning of Period	16	–	2,095	440
Shares Outstanding, End of Period	17	16	6,430	2,095

178 | SEPTEMBER 30, 2012

	Janus		Janus
For the fiscal years ended September 30	Research Fund		Triton Fund
(all numbers in thousands)	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	4,360	6,298	45,874	50,738
Reinvested dividends and distributions	262	225	2,229	745
Shares repurchased	(9,445)	(11,181)	(27,226)	(24,961)
Net Increase/(Decrease) in Fund Shares	(4,823)	(4,658)	20,877	26,522
Shares Outstanding, Beginning of Period	46,786	51,444	55,907	29,385
Shares Outstanding, End of Period	41,963	46,786	76,784	55,907

(1)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to September 30, 2012.

Janus Growth & Core Funds | 179

Notes to Financial Statements (continued)

	Janus		Janus
For the fiscal years ended September 30	Twenty Fund		Venture Fund
(all numbers in thousands)	2012	2011	2012	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	3,579	8
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	(118)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	3,461	7
Shares Outstanding, Beginning of Period	N/A	N/A	7	–
Shares Outstanding, End of Period	N/A	N/A	3,468	7
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	6	1
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	6	1
Shares Outstanding, Beginning of Period	N/A	N/A	1	–
Shares Outstanding, End of Period	N/A	N/A	7	1
Transactions in Fund Shares – Class D Shares:
Shares sold	1,682	1,621	800	677
Reinvested dividends and distributions	12,959	266	1,254	–
Shares repurchased	(7,510)	(9,142)	(1,507)	(1,738)
Net Increase/(Decrease) in Fund Shares	7,131	(7,255)	547	(1,061)
Shares Outstanding, Beginning of Period	73,984	81,239	16,819	17,880
Shares Outstanding, End of Period	81,115	73,984	17,366	16,819
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	638	32
Reinvested dividends and distributions	N/A	N/A	26	–
Shares repurchased	N/A	N/A	(203)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	461	31
Shares Outstanding, Beginning of Period	N/A	N/A	31	–
Shares Outstanding, End of Period	N/A	N/A	492	31
Transactions in Fund Shares – Class N Shares(2):
Shares sold	N/A	N/A	63	N/A
Reinvested dividends and distributions	N/A	N/A	–	N/A
Shares repurchased	N/A	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	63	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	63	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	3	165*
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	3	165*
Shares Outstanding, Beginning of Period	N/A	N/A	–	–
Shares Outstanding, End of Period	N/A	N/A	3	165*
Transactions in Fund Shares – Class T Shares:
Shares sold	4,898	4,042	4,846	762
Reinvested dividends and distributions	9,195	141	328	–
Shares repurchased	(12,269)	(14,523)	(1,294)	(781)
Net Increase/(Decrease) in Fund Shares	1,824	(10,340)	3,880	(19)
Shares Outstanding, Beginning of Period	53,487	63,827	4,371	4,390
Shares Outstanding, End of Period	55,311	53,487	8,251	4,371

*	Shares outstanding are not in thousands.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and October 1, 2010 through September 30, 2011 for Class D Shares and Class T Shares.
(2)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to September 30, 2012.

180 | SEPTEMBER 30, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$4,896,279,309	$4,713,130,914	$2,038,908,859	$2,185,430,397
Janus Contrarian Fund	1,290,880,895	1,453,808,923	–	–
Janus Enterprise Fund	338,106,098	581,644,309	–	–
Janus Forty Fund	340,106,975	1,631,890,403	–	–
Janus Fund	3,479,675,980	4,295,384,007	–	–
Janus Growth and Income Fund	1,551,859,205	2,067,446,756	–	–
Janus Research Fund	2,097,373,360	2,323,060,059	–	–
Janus Triton Fund	1,771,109,551	906,052,780	–	–
Janus Twenty Fund	929,485,037	1,883,044,335	–	–
Janus Venture Fund	985,107,186	668,578,735	–	–

8.	Fund Acquisition

On January 28, 2011, Janus Growth and Income Fund acquired all of the net assets of Janus Research Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Research Core Fund in the amount of 26,045,005 shares (valued at $454,295,281) for the 17,913,879 shares of Janus Growth and Income Fund, including $101,343,674 of unrealized appreciation. The aggregate net assets of Janus Growth and Income Fund and Janus Research Core Fund were $4,160,979,730 and $555,638,955, respectively. The aggregate net assets immediately after the reorganization were $4,716,618,685.

9.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

10.	Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Funds’ financial statements as discussed below.

Taking into consideration factors concerning the pending IPO, the fair value of Workday, Inc. (held at September 30, 2012 by Janus Enterprise Fund) has been adjusted in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the net asset values and total returns of Janus Enterprise Fund differ from those reflected for shareholder transactions. On October 12, 2012, Workday, Inc. issued an IPO and its fair market value increased 145% compared to the aforementioned fair value. The impacts of October 12, 2012 are not reflected in the September 30, 2012 financial statements of Janus Enterprise Fund. The Fund’s investment in this issuer exposes shareholders to positive and negative performance resulting from this and other events.

Janus Growth & Core Funds | 181

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (ten of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2012

182 | SEPTEMBER 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Management Fee Evaluation

During 2011, and particularly during November and December, the Boards of Trustees (Trustees) of Janus Investment Fund (JIF) and Janus Aspen Series (JAS) reviewed significant information in connection with considering the continuation of existing investment advisory agreements in effect between Janus Capital Management LLC (JCM) and certain series of JIF and JAS (together, the Janus Funds).1 In connection with their review, the Trustees engaged an independent fee consultant to assist them in the evaluation of the following fee-related issues:

•	the nature, extent, and quality of JCM’s services provided to the Janus Funds, including fund performance;

•	management fees2 (and components thereof) charged by other mutual fund advisers for similar services, including a comparison of total expenses;3

•	management fees (and components thereof) charged to JCM’s institutional and other clients for similar services;

•	costs to JCM and its affiliates of providing services pursuant to the investment advisory agreements;

•	profit margins of JCM and its affiliates from providing those services;

•	possible economies of scale as a fund grows larger; and

•	continued use of performance fees on certain Janus Funds.

On December 8, 2011, the Trustees approved the continuation of the existing investment advisory agreements and related administration agreements for each of the Janus Funds, having determined, in consultation with their independent fee consultant, that the management fees charged by JCM to each of the Janus Funds, in relation to the services provided by JCM, were reasonable.

The following summarizes the findings of the independent fee consultant retained by the Trustees as provided to the Trustees on December 8, 2011.

Summary Findings
Over three years, JCM delivered strong, though declining, performance to the Janus Funds at management fees that are significantly lower than the mean management fees charged by the advisers of comparable mutual funds. For the 36 months ended September 30, 2011, approximately 45% of the Janus Funds were in the top quartile of performance when compared to their respective peer groups established by Lipper, Inc. (“Lipper”) based on total returns, and approximately 62% were in the top two quartiles. For the 12 months ended September 30, 2011, approximately 18% of the Janus Funds were in the top quartile of performance, and approximately 41% were in the top two quartiles. Fifty-five percent of the Janus Funds had a four- or five-star overall rating from Morningstar as of September 30, 2011. Please visit janus.com or call 877-335-2687 for more recent performance information for the Janus Funds.

For the fiscal periods ended December 31, 20104 or March 31, 20115 (together, the “Fiscal Periods”), the total expenses of the Janus Funds were, on average, 15% below the mean total expenses of each fund’s respective Lipper Expense Group and 23% below the mean total expenses for the respective Lipper Expense Universe.

For the Fiscal Periods, the management fees for the Janus Funds were, on average, 8% below the mean management fees for each fund’s respective Lipper Expense Group and 9% below the mean for their respective Lipper Expense Universe.

Within those larger averages, the management fees and total expenses of individual Janus Funds and share classes are reasonable.

The management fees JCM charges to the Janus Funds are also reasonable in relation to the management fees it charges to its institutional and subadvised accounts. Those other accounts have different service and

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Additional Information (unaudited) (continued)

infrastructure needs. Moreover, the average spread between management fees charged to the Janus Funds and those charged to JCM’s institutional and subadvised accounts is less than the average spread between such management fees charged by other advisers according to recent industry surveys.

The level of profit earned by JCM from managing the Janus Funds appears to be reasonable.

Analysis completed by the independent fee consultant cannot definitively demonstrate or confirm overall economies of scale in the Janus complex. Shareholders are well served by the fee levels and structures in place on the Janus Funds in light of any economies of scale that may be present.

The indices and methodologies used in the calculation of performance fees are appropriate, including for continued use. The use of performance fee adjustments has not had a negative impact on the portfolio management or risk profile of the Janus Funds that have performance fees.

Findings Related to Specific Factors
The following information contains certain conclusions of the independent fee consultant with respect to each of the factors described above:

I. Nature and Quality of Services Provided
JCM provides a number of different services for the Janus Funds and their shareholders ranging from investment management services to various other servicing functions. JCM is a capable provider of those services. JCM has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance for its clients over the long term. These include:

•	Leading Edge Research – JCM has a research staff that provides a steady stream of proprietary ideas and analytical rigor to the Janus fund managers.

•	Breadth of Research Coverage – JCM has invested in growing its research talent into a number of different market sectors and asset classes. This expanded breadth allows Janus fund managers a broader base of investment options and more opportunities to find undervalued securities.

•	Performance-Focused Culture – JCM has a performance-driven culture combining both strong competitive instincts and collegial cooperation. JCM’s Denver location, away from the major financial centers, can be a positive element in building a strong team and culture.

•	Customer Service-Driven Culture – In their customer service and transfer agency operations, JCM and its affiliates have maintained a strong commitment to service and to measurements that track service performance. JCM has made continual improvements to its website, providing strong web-based service capabilities. As the market has evolved towards advice-driven channels, JCM has evolved its distribution organization and services to support these new channels. JCM continues to add infrastructure to support these new intermediaries.

•	Efficient Cost Structure and Associated Low Total Expenses – JCM has developed an ability to leverage its investment management personnel across larger pools of assets than many other complexes. To the extent lower operating costs at JCM allow for lower management fees or additional investments in investment management, these lower costs can enhance performance of the Janus Funds.

•	Financial Discipline – JCM has shown strong financial discipline in recent years by aggressively managing its costs in the face of declines in revenues. Throughout this process, JCM has continued to invest in its research personnel to maintain its core competence in investment management. Janus has also preserved core capabilities while cutting costs and restructuring its capital structure on a more conservative basis.

•	Quality Trading Infrastructure – JCM maintains trading operations in Denver, London, and Singapore. The U.S. trading personnel are competent, qualified professionals supported by strong systems and market linkages. In particular it was noted that JCM traders are a significant source of advantage for JCM in obtaining best execution on trades.

II. Total Expenses Paid by the Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: As of the Fiscal Periods, the total expenses of each of the Janus Funds were, on average, 15% to 23% below the mean total expenses of comparable funds within a fund’s respective Lipper peer group. In most cases, Janus was below peer expenses for expense components of individual fund segments. There were five key areas where a certain component of Janus average expenses for a given fund category was above peer expenses.

These five areas were (a) Janus Money Market Funds management fees, (b) Janus Specialty Funds non-management expenses, (c) Janus Fixed-Income Funds management fees, (d) Janus Value Funds management fees, and (e) Janus Core Funds nonmanagement expenses. Each of these areas received deeper analysis. The independent fee consultant concluded that, in those

184 | SEPTEMBER 30, 2012

areas where a JCM expense component was above peer expense averages, such variances were reasonable.

Please visit janus.com/info (or janus.com/reports if you hold shares directly with Janus) or call Janus at 877.33JANUS (or 800.525.3713 if you hold shares directly with Janus) for information on Janus Funds’ expenses or to obtain a prospectus or, if available, a summary prospectus that includes a description of such expenses.

Individual Janus Funds (consisting of 239 individual share classes): As of the Fiscal Periods, 113 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their expenses versus peers.6 Another 58 of the Janus Funds’ share classes were found to have expense ratios that appeared balanced in relation to their performance.7 Within this group, individual classes with higher expenses had higher performance; and individual classes with lower expenses had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and such classes were categorized based on one-year of returns.8 Six share classes were new to 2011 and did not yet have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Analysis of 49 share classes found that trend lines by fund, recent and planned corrective action, assets under management (AUM) levels, average account sizes and other factors found expenses on these classes to be reasonable.10

III. Management Fees Paid by Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: The asset-weighted mean management fee paid by the Janus Funds for the Fiscal Periods was 8% below the 0.68% mean management fees of the respective Lipper Expense Group and 9% below the 0.69% mean management fees of the respective Lipper Expense Universe.

Individual Janus Funds (consisting of 235 individual share classes): As of the Fiscal Periods, 119 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their management fees versus peers.11 Forty-five classes were found to have management fees that appeared balanced in relation to their performance.12 Within the latter group, individual classes with higher management fees had higher performance, and individual classes with lower management fees had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and were categorized based on one-year returns.8 Five share classes were in full management fee waiver typically associated with smaller funds.13 Six share classes were new to 2011 and did not have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Forty-seven share classes received more detailed review. The detailed review of these classes found that trend lines and/or planned corrective actions were likely to result in reasonable fee and service combinations for investors.14

IV. Management Fees Paid by Janus Funds vs. Those Paid by Other Janus Clients
In addition to managing mutual funds, JCM also provides investment management and services to other types of clients, including institutional/private accounts (also called separate accounts) and subadvised mutual funds. Similar to other asset managers, JCM’s services for these different account types have significant differences, as shown below.

Mutual Funds	Institutional Accounts

Serve a large base of investors	Serve a narrower base of investors
Distributed mostly by intermediaries	Distributed directly
Small shareholder account balances	Large account balances
Standardized pricing/fees	Customized pricing/fees
Standardized reporting	Customized reporting
Offer daily liquidity	Offer less than daily liquidity
Subject to 1940 Act regulation	Not subject to 1940 Act regulation
Extensive regulatory reporting	Limited regulatory reporting
Board oversight	No Board oversight
Class action suits filed	No class action suits filed

Within the industry, pricing for different account types reflects those differences. The independent fee consultant reviewed industry data on institutional account fees and subadvised fees, and analyzed the fee spreads between JCM institutional accounts and their mutual fund counterparts, relative to retail-institutional fee spreads seen across the industry. The independent fee consultant believes that the differential between management fees charged to the Janus Funds by JCM and management fees charged to institutional and subadvised accounts by JCM are reasonable in light of the different levels of services provided.

V. JCM Costs and Profitability
JCM generated profit margins that are in line with other large public advisers. In the opinion of the independent fee consultant, healthy profitability should help investors by ensuring JCM has the continued ability to attract top investment management talent, and a continuing ability to invest in those resources and business activities that produce superior performance.

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Additional Information (unaudited) (continued)

VI. Possible Economies of Scale
As a manager of a large fund complex, JCM and the Janus Funds may have economies of scale in certain cost elements that can provide benefits as assets grow. Some areas which may have such benefits are:

•	Out of Pocket Expenses – The Janus Funds may share directly in any expense reductions negotiated with third-party service providers.

•	Brokerage Commissions – The Janus Funds share directly in economies of scale through JCM’s negotiation of favorable brokerage commission rates.

•	Other – The Janus Funds can also benefit indirectly from economies of scale through the enhanced levels of resources such economies provide to JCM in its pursuit of performance. One example of this is the addition of research staff as assets grow.

•	Other Fund Nonmanagement Expenses – The Janus Funds may also benefit from a reduction in certain non-management expenses that tend to decline, in terms of basis points, as fund sizes get larger.

There may be diseconomies of scale in certain costs that can work against economies found in other cost elements. Some areas which may have such diseconomies are:

•	large complex legal and regulatory costs; and

•	concentrated fund trading costs.

The independent fee consultant considered various analytical approaches in viewing economies or diseconomies of scale.

VII. Continued Use of Performance Fees on Janus Funds
In assessing whether the continued use of performance fees on certain Janus Funds is appropriate, the independent fee consultant considered (a) the appropriateness of benchmarks used, (b) the appropriateness of the performance calculation methodology, (c) whether any performance-based adjustment had any adverse effect on the management or risk profile of the Janus Funds that have performance fees, and (d) the appropriateness of the continued use of performance-based adjustment structure set out in the advisory agreements. Following this review, the independent fee consultant determined that the continued use of performance fees is appropriate for Janus Funds that charge a performance fee and is in the interests of fund shareholders.

Conclusions
The independent fee consultant concluded that the services provided by JCM and expenses incurred by the Janus Funds over the prior year were reasonable and provide adequate justification for continuation of the Janus Funds’ existing advisory agreements.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.335.2687 (or 800.525.3713 if you hold shares directly with Janus) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Trustees considered information related to all share classes of each fund within JIF and JAS that had commenced operations as of July 31, 2010.

[2]	“Management fees” refers to the actual annual rate of advisory and administration fees, if any, net of any waivers, paid by a fund as a percentage of the fund’s average net assets.

[3]	“Total expenses” refers to the total annual expenses, net of any fee waivers, paid by a fund as a percentage of the fund’s average net assets.

[4]	The Janus Funds with the fiscal period ended December 31, 2010 are: Janus Conservative Allocation Fund, Janus Flexible Bond Fund, Janus Government Money Market Fund, Janus Growth Allocation Fund, Janus High-Yield Fund, Janus Moderate Allocation Fund, Janus Money Market Fund, Janus Short-Term Bond Fund, Janus World Allocation Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, Perkins Value Plus Income Fund, Janus Aspen Balanced Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Janus Portfolio, Janus Aspen Overseas Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, and Janus Aspen Worldwide Portfolio.

[5]	The Janus Funds with the fiscal period ended March 31, 2011 are: Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Equity Fund, Janus Overseas Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund.

[6]	The 113 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class T Shares), Janus Global Technology Fund (Class D Shares), Janus Growth Allocation Fund (Class D Shares, Class I Shares, Class T Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I

186 | SEPTEMBER 30, 2012

Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class D Shares, Class I Shares), INTECH U.S. Growth Fund (Class I Shares, Class T Shares), Perkins Global Value Fund (Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[7]	The 58 Janus Funds’ share classes are: Janus Enterprise Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class D Shares, Class I Shares), Janus Global Research Fund (Class C Shares, Class I Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class I Shares, Class S Shares, Class T Shares), Janus Government Money Market Fund (Class D Shares, Class T Shares), Janus Growth and Income Fund (Class D Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class S Shares), Janus Money Market Fund (Class D Shares, Class T Shares), Janus Overseas Fund (Class R Shares), Janus Research Fund (Class C Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), INTECH International Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Core Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class A Shares, Class C Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[8]	The 13 Janus Funds’ share classes are: Janus Global Real Estate Fund (Class D Shares), Janus International Equity Fund (Class D Shares), Janus World Allocation Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), and Perkins Large Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[9]	The 6 Janus Fund share classes are: Perkins Value Plus Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[10]	The 49 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class A Shares, Class C Shares, Class R Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class R Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Global Technology Fund (Class C Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Worldwide Fund (Class R Shares), INTECH International Fund (Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class S Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

[11]	The 119 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Growth Allocation Fund (Class I Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class A Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[12]	The 45 Janus Funds’ share classes are: Janus Enterprise Fund (Class A Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares), Janus Global Life Sciences Fund (Class I Shares), Janus Global Research Fund (Class C Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Research Fund (Class C Shares, Class S Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), INTECH U.S. Core Fund (Class C Shares, Class S Shares), INTECH U.S. Growth Fund (Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class C Shares, Class S Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[13]	The 5 Janus Fund share classes are: INTECH International Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares).

[14]	The 47 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class C Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus

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Additional Information (unaudited) (continued)

Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

As of April 27, 2012, Service II Shares of Janus Aspen Global Technology Portfolio and Janus Aspen Overseas Portfolio converted to Service Shares of each respective Portfolio.

As of April 27, 2012, Service II Shares of Janus Aspen Worldwide Portfolio were liquidated.

188 | SEPTEMBER 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Growth & Core Funds | 189

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

2d. Swaps

A table listing swaps follows each Fund’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Fund, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

190 | SEPTEMBER 30, 2012

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Growth & Core Funds | 191

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2012:

Capital Gain Distributions

Fund

Janus Balanced Fund	$129,991,334
Janus Triton Fund	74,567,274
Janus Twenty Fund	1,139,534,089
Janus Venture Fund	87,133,781

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	54%
Janus Contrarian Fund	100%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	50%
Janus Twenty Fund	100%
Janus Venture Fund	17%

Qualified Dividend Income Percentage

Fund

Janus Balanced Fund	66%
Janus Contrarian Fund	100%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	53%
Janus Twenty Fund	100%
Janus Venture Fund	18%

192 | SEPTEMBER 30, 2012

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Growth & Core Funds | 193

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005); Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

194 | SEPTEMBER 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Growth & Core Funds | 195

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1999-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Equity Research of Janus Capital.

Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Contrarian Fund	7/11-Present	Portfolio Manager of other Janus accounts. Formerly, Portfolio Manager (2008-2011) of Plaisance Capital LLC and Portfolio Manager (1999-2008) for Janus Capital.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2001-2011) for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Forty Fund Executive Vice President and Portfolio Manager Janus Twenty Fund	1/08-Present 1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2011) for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

196 | SEPTEMBER 30, 2012

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Fund	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 197

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1012-25631	125-02-01500 11-12

ANNUAL REPORT

September 30, 2012

Janus Protected Series

Janus Protected Series – Global
Janus Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Protected Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

SUMMARY

Sluggish economic growth continued over the past year, spurring additional stimulus from the world’s largest central banks. We believe these actions were necessary and are bullish for risk assets, including equities and corporate credit, in the short term. However, fundamental problems remain in Europe, the U.S. is moving toward the “fiscal cliff” and China’s growth is slowing. These issues likely will keep market volatility high for the foreseeable future.

EQUITIES: ROOM TO RUN

Accommodative actions taken by the European Central Bank and the U.S. Federal Reserve (Fed) over the past 12 months have helped lift equity markets, but we’ve seen this before. When pressure builds in the form of negative economic data, central banks release the pressure valve with a new wave of stimulus. Equity markets respond favorably for a time. In reality, sluggish economic growth and market volatility will persist until politicians in Europe and the U.S. present real solutions to their economic difficulties. The good news for investors is that even in this slow-growth environment, equity markets still have room to move higher, in our opinion.

Current equity valuations are in line with historical norms and do not stand out as irrationally cheap, or overly expensive. Dividend yields still compare very favorably to long-term Treasury yields, while providing the opportunity for long-term capital appreciation. With low rates expected until 2015, there is no prospect for yield anywhere else so dividend-paying stocks could move yet higher. Meanwhile, stocks with even a hint of macroeconomic sensitivity have been overly punished. When there is more certainty that macroeconomic conditions are improving, we believe these stocks are due for a significant bounce.

In a best-case scenario, politicians will resolve the impending “fiscal cliff” (when federal government spending cuts begin in January 2013, as payroll tax breaks, long-term unemployment benefits and Bush-era income tax rates are scheduled to end) and lay out a clear path for getting budgetary issues under control. This clarity would free up capital for productive investments, spur hiring and create an explosion of economic growth that could set in motion a historic run for equity markets. This is the best case for stock growth, but less likely. Instead, politicians are likely to push forth a patchwork extension of current tax breaks and spending measures, putting off a bigger budget debate and prolonging sluggish growth. Even in this less rosy scenario equity markets could still rise, driven by dynamic businesses that find ways to grow despite government. Finding companies with the right business drivers to grow in a muddling economy is a challenge we believe favors fundamental, research-driven stock picking.

FIXED INCOME: DON’T FIGHT THE FED

Fed Chairman Ben Bernanke has made it clear that the Fed intends to overshoot, keeping monetary policy accommodative even as the U.S. economy strengthens. There remain risks on the horizon, including the fiscal cliff, China’s economic slowdown and ongoing European debt problems. The Fed also has indicated that it wants to keep interest rates low to encourage investors to move further out on the risk spectrum, beyond Treasury securities and into riskier assets such as equities and corporate credit.

We believe that fixed income risk assets – i.e. credit and MBS – will benefit in the near term from anchored short-term interest rates and the liquidity provided by additional quantitative easing. However, we are keeping an eye on the potential for rising interest rates. While the immediacy of the risk is difficult to pinpoint at present, much depends on events that unfold over the next few months. Current low yields on corporate credit, in both high yield and investment grade markets, also have us leaning toward more defensive positioning.

OUTLOOK: FACING HEADWINDS

We view recent central bank actions as moves in the right direction, and absolutely required in light of the fragility of the global economy. However, global growth is the key factor. Although valuations are being driven higher by the liquidity being poured into the market, ultimately fundamental growth is needed. Europe has taken some steps toward solving its problems, and attention now shifts to the United States. We believe that if Washington can

Janus Protected Series | 1

(Continued) (unaudited)

get its act together and provide clarity on fiscal and tax policy, the relief would free up capital for productive investments, spur hiring by companies and lead to strong economic growth.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | SEPTEMBER 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was September 30, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; a Fund’s capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding the class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Protected Series | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2012

Janus Protected Series - Global (unaudited)

Fund Snapshot
Janus Protected Series – Global aims to provide investors with capital appreciation and a measure of downside protection using a risk allocation methodology and Capital Protection Agreement. This strategy is designed to protect investors at no less than 80% of the highest net asset value (NAV) ever achieved by the Fund reduced for dividends, distributions, any extraordinary items and certain extraordinary expenses. Capital protection is provided by BNP Paribas, the Capital Protection Provider, and is intended to protect the Fund against significant market declines; it is not in any way a form of insurance or a guarantee, and shareholders are not entitled to receive any payments from the Capital Protection Provider. This strategy will seek to minimize downside participation by allocating between and within an equity component and a protection component. The equity component will primarily be composed of common stocks selected for their growth potential. The strategy seeks to invest in large-cap companies with growing cash flows when their stock prices are believed to be undervalued by the market.
Jonathan Coleman portfolio manager

Performance Review

For the period ended September 30, 2012, Janus Protected Series – Global Class I Shares returned 5.10% versus a return of 18.02% for the MSCI World Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 16.68%.

Investment Environment

Equity markets have enjoyed a significant rally since the Fund’s inception at the end of 2011, though the climb has been anything but steady. For much of the period, markets have been volatile and trading has been heavily influenced by both positive and negative macroeconomic events. Stocks have traded down when the fiscal stability of countries like Greece, Spain and Italy are called into question, or when negative economic data points to a slowdown in the U.S. or China. Markets then rose again when those fears receded, or the problems were viewed to be put off for another day. We believe that, despite the most recent rally, many economic problems still exist including the pending U.S. fiscal cliff and of course, sovereign debt issues in Europe. We expect continued volatility ahead as these issues take time to sort themselves out.

Performance Discussion

Janus Protected Series – Global is a unique product in that it has two primary features designed to protect and grow investors’ capital over the long term. It has a disciplined allocation process that determines how much of the portfolio will be invested in its equity component and how much will be invested in its protection component. Additionally, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises to new levels. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While volatility remains relatively high, we did see a slight decrease in volatility levels in recent months, allowing us to increase our exposure to equity. We entered the most recent quarter at 51.78% exposure to equities and ended at 63.11% exposure. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance.

The protection component comprised the remainder of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either

Janus Protected Series | 5

Janus Protected Series - Global (unaudited)

component. In rising markets, the Fund will tend to be invested primarily in equities. In falling markets, the Fund will tend to predominately hold more of the protection component, in an effort to de-risk the portfolio. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains when the allocations are weighted more heavily to the protection component.

The high allocation to cash was one of the main reasons the portfolio underperformed its benchmark during the period, though the equity component of the Fund also underperformed the benchmark. However, we believe the long-term growth drivers of the companies in our portfolio remain intact. For the core group of stocks in our portfolio, their long-term growth prospects are underpinned by competitive dynamics such as high barriers to entry, recurring revenue streams, strong management teams, or attractive industries with high growth potential. We continue to believe that such long duration drivers of growth will help these companies outperform over the longer investment horizon we tend to hold them for.

Social gaming company Zynga was among the top detractors from the Fund’s performance. The company has struggled lately to attract more fans to its games as consumer behavior has shifted quickly to mobile from desktop play and many of its games were not optimized for a mobile gaming experience. Since period end we have sold the position to pursue more compelling investment opportunities.

PDG Realty was another large detractor from the equity component’s performance this year. We sold the position this year. Given cost overruns, project delays and a new management team, the homebuilder had become less attractive relative to other options within the sector.

Turquoise Hill Resources, formerly Ivanhoe Mines, was another key detractor. The stock has traded down since another company acquired a majority stake in the firm. However, we still like the potential of the mine, which represents one of the largest high-grade copper deposits in the world, and also represents a lower cost opportunity to mine copper than competitors.

Apple was our top contributor to performance. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers into the Apple family. Once they get introduced to the brand, customers typically expand into other Apple devices, and also go back to the brand name when it is time to upgrade their existing Apple device. We have seen this theme continue to play out as Apple expands into new markets globally. We believe the market still isn’t giving the company enough credit for its customers’ loyalty to the brand.

eBay was another key contributor. We think eBay has created a significant competitive advantage in becoming an e-commerce platform that can partner with merchants, instead of competing against them. Reflecting this trend, the rate of growth in eBay’s Marketplaces business has accelerated in recent years and has recently surpassed the growth rate of e-commerce in general. The company’s PayPal unit has launched offline services that give merchants who accept PayPal in their stores valuable marketing information on their customers that credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the e-commerce business, and offer promising growth potential as more retailers choose eBay as a partner.

Prada was also a large contributor to the Fund’s performance during the year. Prada is undergoing a multi-year transformation of its distribution. The company has taken tighter control over the avenues through which its products get to market and is more selective with the retailers carrying its products, which is protecting the brand’s positioning. The company is also opening its own retail stores, which we believe should lead to higher growth.

Derivatives

The Fund invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Given the magnitude of some of the problems facing the global economy, we expect more volatility ahead. Monetary policy can give temporary boosts to markets, as they did in

6 | SEPTEMBER 30, 2012

(unaudited)

the most recent quarter, but these actions have a limited effect before negative economic data weighs on markets again. Against this backdrop, our analysts continue to look for businesses within their sectors that they feel offer the best combination of reward balanced with limited risk. This portfolio represents their highest conviction selections. Nevertheless, the world is an uncertain place, and we feel that Janus Protected Series – Global, with its protection feature designed to maintain protection against significant downside movement of the Fund’s NAV, can fit many investors’ needs.

Thank you for your investment in Janus Protected Series – Global.

Janus Protected Series | 7

Janus Protected Series - Global (unaudited)

Janus Protected Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.13%
eBay, Inc.	0.48%
Prada SpA	0.43%
LyondellBasell Industries N.V. – Class A	0.36%
Vertex Pharmaceuticals, Inc.	0.36%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini – expired June 2012	–0.66%
Turquoise Hill Resources, Ltd.	–0.65%
S&P 500® E-mini – expired September 2012	–0.56%
PDG Realty S.A. Empreendimentos e Participacoes	–0.45%
Zynga, Inc. – Class A	–0.45%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	0.60%	7.37%	9.38%
Consumer Staples	0.49%	6.91%	15.33%
Consumer Discretionary	0.47%	17.00%	15.26%
Utilities	0.20%	0.01%	0.96%
Industrials	0.10%	9.83%	13.47%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Protection Component	–6.93%	25.58%	0.00%
Information Technology	–0.98%	15.23%	20.20%
Materials	–0.31%	4.37%	9.35%
Other**	–0.14%	0.40%	0.00%
Financials	–0.07%	5.28%	7.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

8 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	1.7%
Canadian Pacific Railway, Ltd. Transportation – Railroad	1.4%
FANUC Corp. Industrial Automation and Robotics	1.1%
Kuehne + Nagel International A.G. Transportation – Services	1.0%
Syngenta A.G. Agricultural Chemicals	1.0%

6.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 2.5% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

Janus Protected Series | 9

Janus Protected Series - Global (unaudited)

Performance

		Expense Ratios –
		per the December 15, 2011 prospectuses
Cumulative Total Return – for the period ended September 30, 2012		(estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Global – Class A Shares
NAV	5.00%	2.19%	2.01%
MOP	–1.04%

Janus Protected Series - Global – Class C Shares
NAV	4.40%	2.96%	2.76%
CDSC	3.36%

Janus Protected Series - Global – Class D Shares(1)	4.80%	1.98%	1.89%

Janus Protected Series - Global – Class I Shares	5.10%	1.91%	1.76%

Janus Protected Series - Global – Class S Shares	4.70%	2.34%	2.26%

Janus Protected Series - Global – Class T Shares	5.00%	2.09%	2.01%

Morgan Stanley Capital International World Growth Index	18.02%

Morgan Stanley Capital International All Country World IndexSM	16.68%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

10 | SEPTEMBER 30, 2012

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Protected Series | 11

Janus Protected Series - Global (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$922.70	$9.47

Hypothetical (5% return before expenses)	$1,000.00	$1,015.15	$9.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$919.00	$13.05

Hypothetical (5% return before expenses)	$1,000.00	$1,011.40	$13.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$921.70	$10.04

Hypothetical (5% return before expenses)	$1,000.00	$1,014.55	$10.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$923.60	$7.98

Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$920.80	$10.71

Hypothetical (5% return before expenses)	$1,000.00	$1,013.85	$11.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$921.80	$9.51

Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97

†	Expenses are equal to the net annualized expense ratio of 1.97% for Class A Shares, 2.72% for Class C Shares, 2.09% for Class D Shares, 1.66% for Class I Shares, 2.23% for Class S Shares and 1.98% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

12 | SEPTEMBER 30, 2012

Janus Protected Series - Global

Schedule of Investments

As of September 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 63.1%
Agricultural Chemicals – 1.0%
321	Syngenta A.G.	$120,008
Airlines – 0.5%
2,849	United Continental Holdings, Inc.*	55,555
Apparel Manufacturers – 1.4%
1,233	Coach, Inc.	69,073
13,500	Prada SpA	100,808
		169,881
Applications Software – 0.9%
430	Intuit, Inc.	25,318
2,768	Microsoft Corp.**	82,431
		107,749
Athletic Footwear – 0.6%
766	NIKE, Inc. – Class B**	72,701
Automotive – Cars and Light Trucks – 0.9%
22,000	Isuzu Motors, Ltd.	106,306
Automotive – Truck Parts and Equipment – Original – 0.5%
90	Mando Corp.	12,472
903	WABCO Holdings, Inc.*	52,076
		64,548
Beverages – Non-Alcoholic – 0.3%
660	Monster Beverage Corp.*	35,746
Beverages – Wine and Spirits – 0.9%
953	Pernod-Ricard S.A.	106,912
Brewery – 0.9%
2,583	SABMiller PLC	113,438
Cable/Satellite Television – 1.5%
1,882	Comcast Corp. – Class A	67,319
779	Kabel Deutschland Holding A.G.	55,562
662	Time Warner Cable, Inc.	62,930
		185,811
Casino Hotels – 0.5%
5,943	MGM Resorts International*	63,887
Cellular Telecommunications – 0.4%
1,848	America Movil S.A.B. de C.V. (ADR)	47,013
Chemicals – Diversified – 0.6%
1,302	LyondellBasell Industries N.V. – Class A	67,261
Commercial Banks – 0.9%
3,200	Banco do Brasil S.A.	39,161
56,000	China Construction Bank Corp.	38,856
2,268	Sberbank of Russia (ADR)	26,604
		104,621
Commercial Services – Finance – 0.4%
98	MasterCard, Inc. – Class A	44,245
Computer Aided Design – 0.5%
1,667	Autodesk, Inc.*	55,628
Computers – 1.7%
317	Apple, Inc.**	211,521
Consulting Services – 0.8%
1,551	Gartner, Inc.*,**	71,486
486	Verisk Analytics, Inc. – Class A*	23,138
		94,624
Consumer Products – Miscellaneous – 0.4%
26,400	Samsonite International S.A.	50,663
Containers – Metal and Glass – 0.5%
1,657	Crown Holdings, Inc.*	60,895
Cosmetics and Toiletries – 0.8%
945	Colgate-Palmolive Co.**	101,323
Decision Support Software – 0.2%
811	MSCI, Inc.*	29,026
Dialysis Centers – 0.4%
523	DaVita, Inc.*	54,188
Distribution/Wholesale – 0.4%
28,000	Li & Fung, Ltd.	43,406
Diversified Banking Institutions – 0.5%
754	Deutsche Bank A.G.	29,786
784	JPMorgan Chase & Co.	31,737
		61,523
Diversified Operations – 1.1%
1,188	Danaher Corp.	65,518
1,062	Dover Corp.	63,179
		128,697
E-Commerce/Products – 1.0%
237	Amazon.com, Inc.*	60,274
1,338	eBay, Inc.*	64,772
		125,046
Electronic Components – Miscellaneous – 0.5%
1,769	TE Connectivity, Ltd. (U.S. Shares)	60,164
Electronic Components – Semiconductors – 1.1%
6,343	ARM Holdings PLC	58,888
1,654	International Rectifier Corp.*	27,605
7,527	ON Semiconductor Corp.*	46,442
		132,935
Electronic Connectors – 0.4%
877	Amphenol Corp. – Class A	51,638
Electronic Measuring Instruments – 0.4%
200	Keyence Corp.	51,269
Enterprise Software/Services – 0.7%
663	Informatica Corp.*	23,079
2,101	Oracle Corp.	66,160
		89,239
Entertainment Software – 0.3%
2,800	Nexon Co., Ltd.	38,508
Finance – Credit Card – 0.3%
549	American Express Co.	31,216
Food – Miscellaneous/Diversified – 0.7%
1,443	Danone S.A.	88,830
Food – Retail – 0.7%
521	Whole Foods Market, Inc.	50,746
1,525	X5 Retail Group N.V. (GDR)	32,040
		82,786
Hotels and Motels – 0.6%
1,278	Marriott International, Inc. – Class A	49,970
14,000	Shangri-La Asia, Ltd.	27,155
		77,125

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 13

Janus Protected Series - Global

Schedule of Investments

As of September 30, 2012

Shares/Principal/Contract Amounts		Value

Industrial Automation and Robotics – 1.1%
800	FANUC Corp.	$128,993
Instruments – Controls – 0.7%
2,681	Sensata Technologies Holding N.V.*	79,813
Insurance Brokers – 0.3%
690	Aon PLC	36,080
Internet Applications Software – 0.1%
5,012	Zynga, Inc. – Class A*	14,234
Internet Gambling – 0.6%
41,553	Bwin.Party Digital Entertainment PLC	69,708
Investment Management and Advisory Services – 0.2%
414	T. Rowe Price Group, Inc.	26,206
Life and Health Insurance – 1.3%
24,400	AIA Group, Ltd.	90,944
5,289	Prudential PLC	68,445
		159,389
Machinery – General Industrial – 1.0%
6,400	Nabtesco Corp.	117,549
Machinery – Pumps – 0.5%
2,346	Weir Group PLC	66,969
Medical – Biomedical and Genetic – 1.7%
844	Celgene Corp.*	64,482
975	Gilead Sciences, Inc.*	64,672
1,587	Incyte Corp., Ltd.*	28,645
781	Vertex Pharmaceuticals, Inc.*	43,697
		201,496
Medical – Drugs – 2.6%
512	Allergan, Inc.	46,889
896	Jazz Pharmaceuticals PLC*	51,081
1,016	Medivation, Inc.*	57,262
522	Sanofi	44,502
1,914	Shire PLC	56,059
1,002	Valeant Pharmaceuticals International, Inc.	55,320
		311,113
Medical – HMO – 0.6%
1,697	Aetna, Inc.	67,201
Medical – Wholesale Drug Distributors – 0.4%
1,166	AmerisourceBergen Corp.	45,136
Medical Products – 0.3%
627	Covidien PLC (U.S. Shares)	37,256
Metal – Diversified – 0.4%
5,517	Turquoise Hill Resources, Ltd.*	46,985
Metal – Iron – 0.7%
21,899	Fortescue Metals Group, Ltd.	79,263
Metal Processors and Fabricators – 0.5%
357	Precision Castparts Corp.	58,312
Multimedia – 1.3%
3,935	News Corp. – Class A**	96,526
1,179	Walt Disney Co.	61,638
		158,164
Networking Products – 0.5%
3,003	Cisco Systems, Inc.	57,327
Oil – Field Services – 0.4%
676	Schlumberger, Ltd. (U.S. Shares)	48,895
Oil and Gas Drilling – 0.2%
472	Helmerich & Payne, Inc.	22,472
Oil Companies – Exploration and Production – 2.6%
1,622	Canadian Natural Resources, Ltd.	50,056
283	Continental Resources, Inc.*	21,763
578	Noble Energy, Inc.	53,586
423	Occidental Petroleum Corp.	36,403
5,107	Ophir Energy PLC*	50,134
3,038	Tullow Oil PLC	67,201
720	Whiting Petroleum Corp.*	34,114
		313,257
Oil Companies – Integrated – 1.3%
3,043	BG Group PLC	61,415
3,500	Petroleo Brasileiro S.A.	40,242
811	Royal Dutch Shell PLC (ADR)	56,291
		157,948
Oil Field Machinery and Equipment – 0.2%
326	National Oilwell Varco, Inc.	26,116
Pharmacy Services – 0.9%
1,066	Express Scripts Holding Co.*	66,806
1,183	Omnicare, Inc.	40,187
		106,993
Real Estate Management/Services – 0.4%
439	Jones Lang LaSalle, Inc.	33,518
1,000	Mitsubishi Estate Co., Ltd.	19,149
		52,667
Real Estate Operating/Development – 0.6%
605	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	20,879
14,000	Hang Lung Properties, Ltd.	47,847
		68,726
Retail – Apparel and Shoe – 1.2%
200	Fast Retailing Co., Ltd.	46,526
2,018	Limited Brands, Inc.**	99,407
		145,933
Retail – Automobile – 0.2%
422	CFAO S.A.	20,209
Retail – Discount – 0.4%
731	Family Dollar Stores, Inc.	48,465
Retail – Jewelry – 0.6%
1,159	Cie Financiere Richemont S.A.	69,525
Retail – Major Department Stores – 0.7%
1,476	Nordstrom, Inc.**	81,446
Semiconductor Components/Integrated Circuits – 1.2%
9,394	Atmel Corp.*	49,412
30,000	Taiwan Semiconductor Manufacturing Co., Ltd.	91,993
		141,405
Semiconductor Equipment – 0.6%
1,446	ASML Holding N.V. (U.S. Shares)**	77,621
Soap and Cleaning Preparations – 0.5%
1,108	Reckitt Benckiser Group PLC	63,777
Software Tools – 0.2%
295	VMware, Inc. – Class A*	28,538

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares/Principal/Contract Amounts		Value

Steel – Producers – 0.7%
4,195	ThyssenKrupp A.G.	$89,153
Telecommunication Services – 1.1%
2,643	Amdocs, Ltd. (U.S. Shares)**	87,192
1,536	Virgin Media, Inc.	45,220
		132,412
Television – 0.6%
1,905	CBS Corp. – Class B**	69,209
Therapeutics – 0.2%
751	BioMarin Pharmaceutical, Inc.*	30,243
Tobacco – 1.6%
2,900	Japan Tobacco, Inc.**	87,052
1,239	Philip Morris International, Inc.**	111,436
		198,488
Toys – 0.9%
2,303	Mattel, Inc.**	81,710
200	Nintendo Co., Ltd.	25,353
		107,063
Transactional Software – 0.2%
665	Solera Holdings, Inc.	29,174
Transportation – Railroad – 1.4%
2,032	Canadian Pacific Railway, Ltd.	168,692
Transportation – Services – 1.8%
1,293	Koninklijke Vopak N.V.	90,778
1,101	Kuehne + Nagel International A.G.	124,363
		215,141
Wireless Equipment – 1.4%
948	Crown Castle International Corp.*	60,767
1,098	Motorola Solutions, Inc.	55,504
6,187	Telefonaktiebolaget L.M. Ericsson – Class B	56,392
		172,663

Total Common Stock (cost $7,067,579)		7,633,357

U.S. Treasury Notes/Bonds – 0.3%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,243
15,000	1.3750%, 11/30/18	15,461

Total U.S. Treasury Notes/Bonds (cost $29,894)		30,704

Money Market – 37.5%
4,530,720	Janus Cash Liquidity Fund LLC, 0% (cost $4,530,720)	4,530,720

Capital Protection Agreement – 0%
1	Janus Protected Series - Global with BNP Paribas Prime Brokerage, Inc.°°,§ exercise price at 9/30/12 $9.17 – $9.19 (cost $0)	0

Total Investments (total cost $11,628,193) – 100.9%		12,194,781

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(104,315)

Net Assets – 100%		$12,090,466

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$79,263	0.6%
Bermuda	70,561	0.6%
Brazil	79,403	0.7%
Canada	341,932	2.8%
China	38,856	0.3%
Curacao	48,895	0.4%
France	260,453	2.1%
Germany	174,501	1.4%
Gibraltar	69,708	0.6%
Guernsey	87,192	0.7%
Hong Kong	138,791	1.1%
Ireland	88,337	0.7%
Italy	100,808	0.8%
Japan	620,705	5.1%
Jersey	56,059	0.5%
Luxembourg	50,663	0.4%
Mexico	47,013	0.4%
Netherlands	347,513	2.8%
Russia	26,604	0.2%
South Korea	12,472	0.1%
Sweden	56,392	0.5%
Switzerland	374,060	3.1%
Taiwan	91,993	0.8%
United Kingdom	642,638	5.3%
United States††	8,289,969	68.0%

Total	$12,194,781	100.0%

††	Includes Cash Equivalents (30.8% excluding Cash Equivalents).

Financial Futures – Short
6 Contracts	EURO STOXX 50® expires December 2012, principal amount $192,640, value $189,261, cumulative appreciation	$3,379
2 Contracts	MSCI Mini Emerging Market expires December 2012, principal amount $98,554, value $99,480, cumulative depreciation	(926)
8 Contracts	S&P 500® E-mini expires December 2012, principal amount $572,277, value $573,680, cumulative depreciation	(1,403)

		$1,050

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Depreciation

BNP Paribas Enhanced Volatility Strategy Index expires March 2013 6,287 contracts exercise price $0.00	$(184,794)	$150,958	$(33,836)

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 15

Janus Protected Series - Growth (unaudited)

Fund Snapshot
Janus Protected Series – Growth is a growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

Performance Review

Janus Protected Series – Growth Class I Shares returned 2.90% for the 12-month period ended September 30, 2012, versus a return of 29.19% for Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the S&P 500, returned 30.20%.

Investment Environment

Equity markets have enjoyed a significant rally over the prior 12 months, though the climb has been anything but steady. For much of the 12-month period, markets have been volatile and trading has been heavily influenced by both positive and negative macroeconomic events. Stocks have traded down when the fiscal stability of countries like Greece, Spain and Italy are called into question, or when negative economic data points to a slowdown in the U.S. or China. Markets then rose again when those fears receded, or the problems were viewed to be put off for another day. We believe that, despite the most recent rally, many economic problems still exist including the pending U.S. fiscal cliff and of course, sovereign debt issues in Europe. We expect continued volatility ahead as these issues take time to sort themselves out.

Performance Discussion

While volatility still remains high, it decreased during the year, allowing us to increase our exposure to equities. We entered the year at 17.83% exposure to equities and ended at 42.29% exposure, with the protection component comprising the rest of the portfolio. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared to falling markets during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains when the allocations are weighted more heavily to the protection component.

During the course of the year, the average allocation to the protection component was approximately 61.35%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. The volatility the market was still experiencing in recent months kept us from allocating more of the Fund’s assets to the equity component, and the high allocation to the protection component caused us to underperform the benchmark this year.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While the Fund lagged its benchmark due to the high allocation to the protection component, if you exclude the protection component allocation and consider only our equity holdings in the Fund, they were in line with the benchmark’s performance. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. This year many of these companies were rewarded for their execution of the strategies we believe make them successful.

16 | SEPTEMBER 30, 2012

(unaudited)

Within the equity component of the Fund, our largest detractor was J.C. Penney. The company’s turnaround under new management has taken longer than expected and this has weighed on performance. We sold the position due to our questions about management’s ability to execute on its intended strategy.

Two social media-related companies, Zynga and Facebook, were among our largest detractors from performance this year. The shift to using mobile devices for internet search-related activities is creating a headwind for the momentum and excitement regarding Facebook’s business model. The small screen on mobile phones has made it difficult to come up with a successful advertising model that companies are willing to pay for. We are continuing to monitor the company’s ability to leverage its social network into a monetizable asset.

Zynga has struggled lately to attract more fans to its games as consumer behavior has shifted quickly to mobile from desktop play and many of its games were not optimized for a mobile gaming experience. Since period end we have sold the position to pursue more attractive opportunities.

Our largest contributor to performance this year was Apple, our largest holding. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers into the Apple family. Once they get introduced to the brand, customers typically expand into other Apple devices, and also go back to the brand name when it is time to upgrade their existing Apple device. We have seen this theme continue to play out as Apple expands into new markets globally. We believe the market still isn’t giving the company enough credit for its customers’ loyalty to the brand.

eBay was another top contributor. We think eBay has created a significant competitive advantage in becoming an e-commerce platform that can partner with merchants, instead of competing against them. Reflecting this trend, the rate of growth in eBay’s Marketplaces business has accelerated in recent years and has recently surpassed the growth rate of e-commerce in general. The company’s PayPal unit has launched offline services that give merchants who accept PayPal in their stores valuable marketing information on their customers that credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the e-commerce business, and offer promising growth potential as more retailers choose eBay as a partner.

Anheuser-Busch InBev was also a top contributor. Alcoholic beverage companies represent a key theme within our portfolio. Alcoholic beverage consumption is economically resilient, and generally represents a stable source of revenue. We believe alcoholic beverage companies will benefit from the growing wealth of a middle class in emerging markets that can spend more on beer and spirits. Some of the companies we invest in have made strategic acquisitions over the past decade to gain a foothold in these markets. In other cases, companies have used their size and scale to create wide distribution networks in emerging market countries, and these networks represent a significant barrier to potential new entrants.

Derivatives

This fund invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Given the magnitude of some of the problems facing the global economy, we expect more volatility ahead. Monetary policy can give temporary boosts to markets, as they did in the most recent quarter, but these actions have a limited effect before negative economic data weighs on markets again. Against this backdrop, we continue to look for businesses that can control their own destiny, and can produce high single digit or low double digit growth without a robust economic environment. We believe companies with the ability to put up better than average revenue and earnings per share growth will be prized by the marketplace in the context of a slow growth environment. Nevertheless, the world is an uncertain place, and we feel that Janus Protected Series – Growth, with its protection feature designed to maintain protection against significant downside movement of the Fund’s NAV, can fit many investors’ needs.

Thank you for your investment in Janus Protected Series – Growth.

Janus Protected Series | 17

Janus Protected Series - Growth (unaudited)

Janus Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	5.76%
eBay, Inc.	2.13%
Anheuser-Busch InBev N.V. (ADR)	1.17%
Limited Brands, Inc.	1.04%
CBS Corp. – Class B	0.92%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini – expired September 2012	–2.79%
S&P 500® E-mini – expired June 2012	–1.06%
J.C. Penney Co., Inc.	–0.97%
Facebook, Inc. – Class A	–0.61%
Zynga, Inc. – Class A	–0.55%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Consumer Staples	1.27%	3.67%	12.51%
Telecommunication Services	0.17%	0.43%	1.31%
Health Care	0.11%	4.72%	10.86%
Utilities	0.00%	–0.07%	0.11%
Consumer Discretionary	–0.03%	5.95%	14.92%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Protection Component	–23.30%	62.84%	0.00%
Energy	–0.73%	3.87%	8.73%
Information Technology	–0.45%	11.03%	29.98%
Materials	–0.32%	1.26%	4.93%
Industrials	–0.24%	3.99%	12.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

18 | SEPTEMBER 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Apple, Inc. Computers	4.5%
eBay, Inc. E-Commerce/Products	1.3%
Limited Brands, Inc. Retail – Apparel and Shoe	1.2%
Oracle Corp. Enterprise Software/Services	1.2%
Precision Castparts Corp. Metal Processors and Fabricators	1.1%

9.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 0.8% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

Janus Protected Series | 19

Janus Protected Series - Growth (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012			per the January 27, 2012 prospectuses (estimated for the fiscal year)
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Growth – Class A Shares
NAV	2.56%	–8.46%	3.39%	1.80%
MOP	–3.39%	–12.23%

Janus Protected Series - Growth – Class C Shares
NAV	1.86%	–9.12%	4.12%	2.55%
CDSC	0.85%	–9.12%

Janus Protected Series - Growth – Class D Shares(1)	2.79%	–8.31%	3.64%	1.78%

Janus Protected Series - Growth – Class I Shares	2.90%	–8.24%	3.12%	1.55%

Janus Protected Series - Growth – Class S Shares	2.44%	–8.60%	3.53%	2.04%

Janus Protected Series - Growth – Class T Shares	2.67%	–8.38%	3.26%	1.79%

Russell 1000® Growth Index	29.19%	7.65%

S&P 500® Index	30.20%	7.23%

Lipper Quartile – Class I Shares	4th	4th

Lipper Ranking – based on total return for Multi-Cap Growth Funds	537/542	517/528

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

20 | SEPTEMBER 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts(“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

Janus Protected Series | 21

Janus Protected Series - Growth (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$962.90	$8.44

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$960.40	$12.11

Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$964.10	$7.81

Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$965.10	$7.22

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$961.80	$9.66

Hypothetical (5% return before expenses)	$1,000.00	$1,015.15	$9.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$964.00	$8.45

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67

†	Expenses are equal to the net annualized expense ratio of 1.72% for Class A Shares, 2.47% for Class C Shares, 1.59% for Class D Shares, 1.47% for Class I Shares, 1.97% for Class S Shares and 1.72% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

22 | SEPTEMBER 30, 2012

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 40.1%
Apparel Manufacturers – 0.6%
4,213	Coach, Inc.	$236,012
68,472	Prada SpA	511,302
		747,314
Applications Software – 0.6%
6,555	Intuit, Inc.	385,958
13,889	Microsoft Corp.	413,615
		799,573
Athletic Footwear – 0.7%
8,608	NIKE, Inc. – Class B	816,985
Beverages – Wine and Spirits – 0.7%
8,050	Pernod-Ricard S.A.	903,087
Brewery – 1.3%
11,195	Anheuser-Busch InBev N.V. (ADR)	961,763
16,033	SABMiller PLC	704,121
		1,665,884
Cable/Satellite Television – 0.6%
8,147	Time Warner Cable, Inc.	774,454
Commercial Banks – 0.2%
16,600	Banco do Brasil S.A.	203,148
Commercial Services – Finance – 0.4%
1,024	MasterCard, Inc. – Class A	462,316
Computer Aided Design – 0.4%
3,487	ANSYS, Inc.*	255,946
8,467	Autodesk, Inc.*	282,544
		538,490
Computers – 4.5%
8,371	Apple, Inc.**	5,585,633
Computers – Integrated Systems – 0.1%
2,427	Teradata Corp.*	183,020
Computers – Memory Devices – 0.5%
24,167	EMC Corp.*	659,034
Consulting Services – 0.2%
6,151	Verisk Analytics, Inc. – Class A*	292,849
Containers – Metal and Glass – 0.8%
23,971	Ball Corp.	1,014,213
Cosmetics and Toiletries – 0.5%
5,635	Colgate-Palmolive Co.	604,185
Distribution/Wholesale – 0.5%
4,424	Fastenal Co.	190,188
2,003	W.W. Grainger, Inc.	417,365
		607,553
Diversified Operations – 1.0%
15,542	Danaher Corp.	857,141
6,644	Tyco International, Ltd. (U.S. Shares)	373,792
		1,230,933
E-Commerce/Products – 1.8%
2,235	Amazon.com, Inc.*	568,405
34,569	eBay, Inc.*,**	1,673,486
		2,241,891
Electronic Components – Miscellaneous – 0.6%
23,121	TE Connectivity, Ltd. (U.S. Shares)	786,345
Electronic Components – Semiconductors – 0.3%
60,698	ON Semiconductor Corp.*	374,507
Electronic Connectors – 0.5%
9,941	Amphenol Corp. – Class A	585,326
Enterprise Software/Services – 1.2%
45,717	Oracle Corp.**	1,439,628
Food – Retail – 0.1%
1,538	Whole Foods Market, Inc.	149,801
Industrial Automation and Robotics – 0.5%
4,000	FANUC Corp.	644,963
Industrial Gases – 0.7%
7,832	Praxair, Inc.	813,588
Instruments – Controls – 0.5%
20,261	Sensata Technologies Holding N.V.*	603,170
Internet Applications Software – 0.1%
29,463	Zynga, Inc. – Class A*	83,675
Internet Content – Information/News – 0.1%
1,052	LinkedIn Corp. – Class A*	126,661
Internet Media – 0.1%
7,416	Facebook, Inc. – Class A*	160,556
Investment Management and Advisory Services – 0.4%
7,141	T. Rowe Price Group, Inc.	452,025
Life and Health Insurance – 0.5%
21,693	Prudential PLC (ADR)	564,018
Medical – Biomedical and Genetic – 1.6%
10,833	Celgene Corp.*	827,641
11,178	Gilead Sciences, Inc.*	741,437
8,264	Vertex Pharmaceuticals, Inc.*	462,371
		2,031,449
Medical – Drugs – 0.7%
8,913	Shire PLC	261,051
11,085	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	612,668
		873,719
Medical – Generic Drugs – 0.9%
9,277	Perrigo Co.	1,077,709
Medical – HMO – 0.2%
7,429	Aetna, Inc.	294,188
Medical – Wholesale Drug Distributors – 0.4%
11,779	AmerisourceBergen Corp.	455,965
Medical Products – 0.8%
11,623	Covidien PLC (U.S. Shares)**	690,639
5,551	Varian Medical Systems, Inc.*	334,836
		1,025,475
Metal Processors and Fabricators – 1.1%
8,279	Precision Castparts Corp.**	1,352,292
Multimedia – 0.3%
7,653	Walt Disney Co.	400,099
Oil – Field Services – 0.1%
2,441	Schlumberger, Ltd. (U.S. Shares)	176,558
Oil and Gas Drilling – 0.3%
8,891	Helmerich & Payne, Inc.	423,301

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 23

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2012

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 0.9%
3,263	EOG Resources, Inc.	$365,619
4,679	Noble Energy, Inc.	433,790
3,089	Occidental Petroleum Corp.	265,839
37,700	OGX Petroleo e Gas Participacoes S.A.*	114,412
		1,179,660
Oil Companies – Integrated – 0.2%
10,485	Petroleo Brasileiro S.A. (ADR)	240,526
Oil Field Machinery and Equipment – 0.6%
9,389	Dresser-Rand Group, Inc.*	517,428
2,234	National Oilwell Varco, Inc.	178,966
		696,394
Pharmacy Services – 0.9%
17,478	Express Scripts Holding Co.*	1,095,346
Pipelines – 1.0%
36,589	Kinder Morgan, Inc.	1,299,641
Recreational Vehicles – 0.1%
1,314	Polaris Industries, Inc.	106,263
REIT – Health Care – 0.2%
3,135	Ventas, Inc.	195,154
Retail – Apparel and Shoe – 1.2%
30,796	Limited Brands, Inc.**	1,517,011
Retail – Auto Parts – 0.5%
1,853	AutoZone, Inc.*	684,999
Retail – Discount – 0.8%
9,895	Costco Wholesale Corp.	990,737
Retail – Major Department Stores – 0.9%
19,428	Nordstrom, Inc.	1,072,037
Retail – Restaurants – 0.2%
5,075	Starbucks Corp.	257,556
Semiconductor Components/Integrated Circuits – 0.5%
46,285	Atmel Corp.*	243,459
25,559	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	404,343
		647,802
Soap and Cleaning Preparations – 0.4%
8,311	Reckitt Benckiser Group PLC	478,384
Telecommunication Services – 0.4%
14,848	Amdocs, Ltd. (U.S. Shares)	489,836
Television – 0.8%
27,280	CBS Corp. – Class B	991,082
Tobacco – 0.4%
5,926	Philip Morris International, Inc.	532,984
Toys – 0.7%
23,313	Mattel, Inc.	827,145
Transportation – Railroad – 0.5%
5,067	Canadian Pacific Railway, Ltd.	420,652
1,612	Union Pacific Corp.	191,344
		611,996
Transportation – Services – 0.3%
5,568	C.H. Robinson Worldwide, Inc.	326,006
Vitamins and Nutrition Products – 0.2%
2,912	Mead Johnson Nutrition Co.	213,391
Wireless Equipment – 1.0%
9,358	Crown Castle International Corp.*	599,848
13,675	Motorola Solutions, Inc.	691,271
		1,291,119

Total Common Stock (cost $42,978,754)		49,970,649

Purchased Option – Call – 0.2%
650	SPDR S&P 500® Trust (ETF) expires December 2012 exercise price $145.00 (premiums paid $228,150)	218,532

U.S. Treasury Notes/Bonds – 2.2%
	U.S. Treasury Notes/Bonds:
$1,250,000	1.0000%, 9/30/16	1,276,563
1,520,000	0.8750%, 11/30/16	1,544,581

Total U.S. Treasury Notes/Bonds (cost $2,777,938)		2,821,144

Money Market – 58.0%
72,170,038	Janus Cash Liquidity Fund LLC, 0% (cost $72,170,038)	72,170,038

Capital Protection Agreement – 0%
1	Janus Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.°° ,§ exercise price at 9/30/12 $8.13 (cost $0)	0

Total Investments (total cost $118,154,880) – 100.5%		125,180,363

Liabilities, net of Cash, Receivables and Other Assets**– (0.5)%		(678,094)

Net Assets – 100%		$124,502,269

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$961,763	0.8%
Brazil	558,086	0.5%
Canada	1,033,320	0.8%
Curacao	176,558	0.1%
France	903,087	0.7%
Guernsey	489,836	0.4%
Ireland	690,639	0.6%
Italy	511,302	0.4%
Japan	644,963	0.5%
Jersey	261,051	0.2%
Netherlands	603,170	0.5%
Switzerland	1,160,137	0.9%
Taiwan	404,343	0.3%
United Kingdom	1,746,523	1.4%
United States††	115,035,585	91.9%

Total	$125,180,363	100.0%

††	Includes Cash Equivalents (34.2% excluding Cash Equivalents).

Financial Future – Short
115 Contracts	S&P 500® E-mini expires December 2012, principal amount $8,251,760, value $8,246,650, cumulative appreciation	$5,110

See Notes to Schedules of Investments and Financial Statements.

24 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

	Premium to		Unrealized
Schedule of Purchased Options – Zero Strike Calls	be Paid	Value	Depreciation

BNP Paribas Enhanced Volatility Strategy Index expires January 2013 22,417 contracts exercise price $0.00	$(687,453)	$538,243	$(149,210)
BNP Paribas Enhanced Volatility Strategy Index expires January 2013 23,990 contracts exercise price $0.00	(703,850)	576,000	(127,850)

Total Purchased Options – Zero Strike Calls	$(1,391,303)	$1,114,243	$(277,060)

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 25

Statements of Assets and Liabilities

As of September 30, 2012
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Assets:
Investments at cost	$11,628	$118,155
Unaffiliated investments at value	$7,664	$53,010
Affiliated investments at value	4,531	72,170
Restricted cash (Note 1)	–	280
Receivables:
Fund shares sold	1	192
Dividends	12	49
Foreign dividend tax reclaim	2	1
Interest	–	11
Non-interested Trustees’ deferred compensation	–	2
Variation margin	5	40
Other assets	–	2
Total Assets	12,215	125,757
Liabilities:
Payables:
Purchased options, at value(1)	34	277
Due to custodian	4	61
Fund shares repurchased	–	552
Advisory fees	1	59
Capital protection fee	6	63
Fund administration fees	–	1
Internal servicing cost	–	2
Administrative services fees	1	5
Distribution fees and shareholder servicing fees	3	39
Administrative, networking and omnibus fees	–	7
Non-interested Trustees’ fees and expenses	–	1
Non-interested Trustees’ deferred compensation fees	–	2
Accrued expenses and other payables	76	186
Total Liabilities	125	1,255
Net Assets	$12,090	$124,502

See footnotes at the end of the Statements.

See Notes to Financial Statements.

26 | SEPTEMBER 30, 2012

As of September 30, 2012
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$12,126	$129,698
Undistributed net investment loss*	(57)	(1,268)
Undistributed net realized loss from investment and foreign currency transactions*	(512)	(10,682)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	533	6,754
Total Net Assets	$12,090	$124,502
Net Assets - Class A Shares	$3,186	$46,314
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	304	5,243
Net Asset Value Per Share(2)	$10.50	$8.83
Maximum Offering Price Per Share(3)	$11.14	$9.37
Protected Net Asset Value Per Share(4)	$9.19	$8.13
Net Assets - Class C Shares	$1,953	$34,567
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	187	3,955
Net Asset Value Per Share(2)	$10.44	$8.74
Protected Net Asset Value Per Share(4)	$9.17	$8.13
Net Assets - Class D Shares	$1,901	$7,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181	824
Net Asset Value Per Share	$10.48	$8.85
Protected Net Asset Value Per Share(4)	$9.18	$8.13
Net Assets - Class I Shares	$1,707	$17,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	162	2,023
Net Asset Value Per Share	$10.51	$8.86
Protected Net Asset Value Per Share(4)	$9.19	$8.13
Net Assets - Class S Shares	$1,658	$2,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158	326
Net Asset Value Per Share	$10.47	$8.81
Protected Net Asset Value Per Share(4)	$9.18	$8.13
Net Assets - Class T Shares	$1,685	$15,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161	1,758
Net Asset Value Per Share	$10.49	$8.84
Protected Net Asset Value Per Share(4)	$9.19	$8.13

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums to be paid of $184,794 and $1,391,303 on purchased options for Janus Protected Series - Global and Janus Protected Series - Growth, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
(4)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

Janus Protected Series | 27

Statements of Operations

For the fiscal year or period ended September 30, 2012
(all numbers in thousands)	Janus Protected Series - Global(1)	Janus Protected Series - Growth

Investment Income:
Interest	$2	$20
Dividends	82	666
Dividends from affiliates	4	115
Other Income	–	–
Foreign tax withheld	(4)	(16)
Total Investment Income	84	785
Expenses:
Advisory fees	45	850
Capital protection fee	45	914
Internal servicing expense - Class A Shares	–	4
Internal servicing expense - Class C Shares	–	8
Internal servicing expense - Class I Shares	–	1
Shareholder reports expense	12	91
Transfer agent fees and expenses	4	4
Registration fees	131	134
Custodian fees	49	16
Professional fees	43	104
Non-interested Trustees’ fees and expenses	–	3
Fund administration fees	1	13
Administrative services fees - Class D Shares	2	9
Administrative services fees - Class S Shares	3	8
Administrative services fees - Class T Shares	3	45
Distribution fees and shareholder servicing fees - Class A Shares	4	117
Distribution fees and shareholder servicing fees - Class C Shares	11	337
Distribution fees and shareholder servicing fees - Class S Shares	2	8
Administrative, networking and omnibus fees - Class A Shares	–	30
Administrative, networking and omnibus fees - Class C Shares	–	17
Administrative, networking and omnibus fees - Class I Shares	–	11
Other expenses	11	18
Total Expenses	366	2,742
Expense and Fee Offset	–	–
Net Expenses	366	2,742
Less: Excess Expense Reimbursement	(222)	(269)
Net Expenses after Expense Reimbursement	144	2,473
Net Investment Loss	(60)	(1,688)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(367)	(2,767)
Net realized loss from futures contracts	(146)	(1,177)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	533	8,286
Change in unrealized net appreciation/(depreciation) of futures contracts	–	5
Net Gain on Investments	20	4,347
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(40)	$2,659

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
See Notes to Financial Statements.

28 | SEPTEMBER 30, 2012

Statements of Changes in Net Assets

	Janus Protected Series - Global	Janus Protected Series -Growth
For the fiscal year or period ended September 30 (all numbers in thousands)	2012(1)	2012	2011(2)

Operations:
Net investment loss	$(60)	$(1,688)	$(199)
Net realized loss from investment and foreign currency transactions	(513)	(3,944)	(6,737)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	533	8,291	(1,538)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(40)	2,659	(8,474)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	–
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	–
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	–
Net Decrease from Dividends and Distributions	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	3,371	34,390	35,082
Class C Shares	1,980	18,161	25,376
Class D Shares	2,097	3,432	7,490
Class I Shares	1,704	13,567	29,444
Class S Shares	1,658	10	4,167
Class T Shares	1,723	8,795	19,775
Shares Repurchased
Class A Shares	(166)	(20,473)	(1,495)
Class C Shares	(19)	(7,384)	(164)
Class D Shares	(179)	(1,919)	(1,041)
Class I Shares	–	(22,818)	(1,106)
Class S Shares	–	(825)	–
Class T Shares	(39)	(6,645)	(5,502)
Net Increase from Capital Share Transactions	12,130	18,291	112,026
Net Increase in Net Assets	12,090	20,950	103,552
Net Assets:
Beginning of period	–	103,552	–
End of period	$12,090	$124,502	$103,552

Undistributed Net Investment Loss	$(57)	$(1,268)	$(207)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 29

Financial Highlights

Class A Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.53
Total from Investment Operations	0.50
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.50
Total Return**	5.00%
Net Assets, End of Period (in thousands)	$3,186
Average Net Assets for the Period (in thousands)	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.70)%
Portfolio Turnover Rate	124%

Class A Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.27	(1.38)
Total from Investment Operations	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.83	$8.61
Total Return**	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(1.12)%	(0.90)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2012

Class C Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.52
Total from Investment Operations	0.44
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.44
Total Return**	4.40%
Net Assets, End of Period (in thousands)	$1,953
Average Net Assets for the Period (in thousands)	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.62%
Ratio of Net Investment Loss to Average Net Assets***	(1.44)%
Portfolio Turnover Rate	124%

Class C Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.59	$10.00
Income from Investment Operations:
Net investment loss	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.26	(1.38)
Total from Investment Operations	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.74	$8.59
Total Return**	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.47%	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.87)%	(1.61)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 31

Financial Highlights  (continued)

Class D Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.53
Total from Investment Operations	0.48
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.48
Total Return**	4.80%
Net Assets, End of Period (in thousands)	$1,901
Average Net Assets for the Period (in thousands)	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.02%
Ratio of Net Investment Loss to Average Net Assets***	(0.83)%
Portfolio Turnover Rate	124%

Class D Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.27	(1.36)
Total from Investment Operations	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.85	$8.62
Total Return**	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.60%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(1.00)%	(0.52)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2012

Class I Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.54
Total from Investment Operations	0.51
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.51
Total Return**	5.10%
Net Assets, End of Period (in thousands)	$1,707
Average Net Assets for the Period (in thousands)	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%
Ratio of Net Investment Loss to Average Net Assets***	(0.47)%
Portfolio Turnover Rate	124%

Class I Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.30	(1.37)
Total from Investment Operations	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.86	$8.62
Total Return**	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.90)%	(0.73)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 33

Financial Highlights  (continued)

Class S Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	0.53
Total from Investment Operations	0.47
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.47
Total Return**	4.70%
Net Assets, End of Period (in thousands)	$1,658
Average Net Assets for the Period (in thousands)	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.14%
Ratio of Net Investment Loss to Average Net Assets***	(0.96)%
Portfolio Turnover Rate	124%

Class S Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.29	(1.36)
Total from Investment Operations	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.81	$8.61
Total Return**	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.90%	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(1.32)%	(0.68)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2012

Class T Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.53
Total from Investment Operations	0.49
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.49
Total Return**	4.90%
Net Assets, End of Period (in thousands)	$1,685
Average Net Assets for the Period (in thousands)	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.71)%
Portfolio Turnover Rate	124%

Class T Shares

	Janus Protected
	Series - Growth
For a share outstanding during each fiscal year or period ended September 30	2012	2011(2)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.28	(1.36)
Total from Investment Operations	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$8.84	$8.62
Total Return**	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(1.12)%	(0.73)%
Portfolio Turnover Rate	170%	149%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 35

Notes to Schedules of Investments

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of September 30, 2012)

		Value as a
	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	$0	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

36 | SEPTEMBER 30, 2012

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Protected Series – Global
Common Stock
Cellular Telecommunications	$–	$47,013	$–
Commercial Banks	78,017	26,604	–
Food – Retail	50,746	32,040	–
Oil Companies – Integrated	101,657	56,291	–
All Other	7,240,989	–	–

U.S. Treasury Notes/Bonds	–	30,704	–

Money Market	–	4,530,720	–

Total Investments in Securities	$7,471,409	$4,723,372	$–

Investments in Securities:
Janus Protected Series – Growth
Common Stock
Brewery	$704,121	$961,763	$–
Life and Health Insurance	–	564,018	–
Oil Companies – Integrated	–	240,526	–
All Other	47,500,221	–	–

U.S. Treasury Notes/Bonds	–	2,821,144	–

Money Market	–	72,170,038	–

Total Investments in Securities	$48,204,342	$76,757,489	$–

Investments in Purchased Options:
Janus Protected Series – Global	$–	$(33,836)	$–
Janus Protected Series – Growth	–	(58,528)	–

Other Financial Instruments(a):
Janus Protected Series – Global	$–	$4,839	$0
Janus Protected Series – Growth	–	39,675	0

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal year or period ended September 30, 2012)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2011	Gain/(Loss)	(Depreciation)	Gross Purchases	Gross Sales	Level 3	September 30, 2012

Investments in Securities:
Capital Protection Agreement
Janus Protected Series – Global(a)	$ N/A	$–	$–	$0	$–	$–	$0
Janus Protected Series – Growth	0	–	–	–	–	–	0

(a)	Period from December 15, 2011 (inception date) through September 30, 2012.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2012 is noted below.

Fund	Aggregate Value

Janus Protected Series - Global	$1,123,013
Janus Protected Series - Growth	10,721,363

Janus Protected Series | 37

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Protected Series – Global and Janus Protected Series – Growth (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period December 15, 2011 (inception date) through September 30, 2012 for Janus Protected Series – Global and the fiscal year ended September 30, 2012 for Janus Protected Series – Growth. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
Each Fund has entered into a separate Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $1.5 billion for Janus Protected Series – Growth and $500 million for Janus Protected Series – Global, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of either Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class of each respective Fund so long as the terms and conditions of each Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of each Capital Protection Agreement, each Fund must provide certain information to the Capital Protection Provider and each Fund’s portfolio manager is required to manage each Fund within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which each Fund allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which each Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which each Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, each Fund’s exposure to industries, sectors, or countries, and liquidity of each Fund’s holdings.

38 | SEPTEMBER 30, 2012

Each Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, each Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. Each Capital Protection Agreement also imposes very specific reporting and monitoring obligations on each respective Fund, on Janus Capital, and indirectly on each Fund’s custodian. While in some instances the Funds, Janus Capital, and the Funds’ custodian, will be afforded some opportunity to remedy certain breaches to the agreement, failure to do so within specified cure periods could result in the termination of a Fund’s Capital Protection Agreement at the option of the Capital Protection Provider.

Each Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of each respective Fund and the Capital Protection Provider. There are numerous events that can cause a Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of one or more share classes of either Fund falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement owed to the affected Fund pursuant to the agreement on the date of termination. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the affected Fund if the termination of the Capital Protection Agreement results from acts or omissions of each respective Fund, Janus Capital or certain key employees of Janus Capital, or a Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of each respective Fund. In addition, the Capital Protection Provider has the right to early terminate either Fund’s Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of a Capital Protection Agreement, the affected Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. Only shareholders who hold their shares on the date that a Capital Protection Agreement terminates are entitled to receive the Protected NAV from the affected Fund. The Capital Protection Provider’s obligations to a Fund are subject to all of the terms, conditions, and limitations of each respective Capital Protection Agreement and terminate upon the triggering of the capital protection. Neither the Funds nor Janus Capital will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to each Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of each respective Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the relevant Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under its respective Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of each respective Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each respective Fund’s total net assets.

The Protected NAV for each share class as well as the percentage of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the affected Fund either the Protected NAV or the then-current NAV for their share class, whichever is higher, which will include any protection amount. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater

Janus Protected Series | 39

Notes to Financial Statements (continued)

than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

40 | SEPTEMBER 30, 2012

Dividend Distributions
Each Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year or period ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Janus Protected Series | 41

Notes to Financial Statements (continued)

Restricted Cash
As of September 30, 2012, Janus Protected Series – Growth had restricted cash in the amount of $280,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at September 30, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year or period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, a Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

42 | SEPTEMBER 30, 2012

A Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, a Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year or period ended September 30, 2012.

Transfers Out of
Level 2
Fund	to Level 1

Janus Protected Series - Growth	$277,253

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year or period and no factor was applied at the end of the fiscal year or period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year or period.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by either Fund during the fiscal year or period ended September 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. A Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Janus Protected Series | 43

Notes to Financial Statements (continued)

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable). Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

44 | SEPTEMBER 30, 2012

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments

Janus Protected Series | 45

Notes to Financial Statements (continued)

(if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2012.

Fair Value of Derivative Instruments as of September 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Global
Capital Protection Agreement	Unaffiliated investments at value	$0
Equity Contracts	Variation margin	4,839	Purchased options, at value	$33,836

Total		$4,839		$33,836

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$0
Equity Contracts	Variation margin	39,675
Equity Contracts	Unaffiliated investments at value	218,532	Purchased options, at value	$277,060

Total		$258,207		$277,060

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year or period ended September 30, 2012.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year or period ended September 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$(145,856)	$–	$(70,223)	$–	$–	$(216,079)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(145,856)	$–	$(70,223)	$–	$0	$(216,079)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$352	$–	$(33,836)	$–	$–	$(33,484)

Capital Protection Agreement	–	–	–	–	0	0

Total	$352	$–	$(33,836)	$–	$0	$(33,484)

46 | SEPTEMBER 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(1,176,685)	$–	$(481,428)	$–	$–	$(1,658,113)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(1,176,685)	$–	$(481,428)	$–	$0	$(1,658,113)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$5,110	$–	$(286,678)	$–	$–	$(281,568)

Capital Protection Agreement	–	–	–	–	0	0

Total	$5,110	$–	$(286,678)	$–	$0	$(281,568)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the

Janus Protected Series | 47

Notes to Financial Statements (continued)

fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, a Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statements of Assets and Liabilities, if applicable.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing

48 | SEPTEMBER 30, 2012

countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in ETFs which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Protected Series - Global	All Asset Levels	0.64
Janus Protected Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of each Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level,

Janus Protected Series | 49

Notes to Financial Statements (continued)

structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. Each Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by a Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse each Fund until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year or period, including the investment advisory fee and the capital protection fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Protected Series - Global	1.60 - 1.75*
Janus Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by a Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on

50 | SEPTEMBER 30, 2012

the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended September 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,480 were paid to a Trustee under the Deferred Plan during the fiscal year or period ended September 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $781,717 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year or period ended September 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of a Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year or period ended September 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Protected Series - Global	$888
Janus Protected Series - Growth	101,170

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year or period ended September 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year or period ended September 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Protected Series - Global	$1,838
Janus Protected Series - Growth	20,394

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal year or period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, each Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

Janus Protected Series | 51

Notes to Financial Statements (continued)

During the fiscal year or period ended September 30, 2012, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/12

Janus Cash Liquidity Fund LLC
Janus Protected Series – Global(1)	$18,469,892	$(13,939,172)	$3,703	$4,530,720
Janus Protected Series – Growth	104,265,774	(109,768,000)	115,456	72,170,038

	$122,735,666	$(123,707,172)	$119,159	$76,700,758

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year or period ended September 30, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/11	Purchases	Purchases	Redemptions	Redemptions	9/30/12

Janus Protected Series - Global - Class A Shares	$–	$1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	$–	–	$1,658,275
Janus Protected Series - Global - Class C Shares	–	1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	–	–	1,658,275
Janus Protected Series - Global - Class D Shares	–	1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	–	–	1,658,275
Janus Protected Series - Global - Class I Shares	–	1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	–	–	1,658,275
Janus Protected Series - Global - Class S Shares	–	1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	–	–	1,658,275
Janus Protected Series - Global - Class T Shares	–	1,658,275	12/15/11, 3/28/12, 4/26/12, 6/27/12	–	–	1,658,275
Janus Protected Series - Growth - Class A Shares	4,166,667	–	–	(916,334)	3/28/12, 4/26/12, 6/27/12	3,250,333
Janus Protected Series - Growth - Class C Shares	4,166,667	–	–	(923,074)	3/28/12, 4/26/12, 6/27/12	3,243,593
Janus Protected Series - Growth - Class D Shares	4,166,666	–	–	(915,317)	3/28/12, 4/26/12, 6/27/12	3,251,349
Janus Protected Series - Growth - Class I Shares	4,166,667	–	–	(914,302)	3/28/12, 4/26/12, 6/27/12	3,252,365
Janus Protected Series - Growth - Class S Shares	4,166,667	–	–	(917,644)	3/28/12, 4/26/12, 6/27/12	3,249,023
Janus Protected Series - Growth - Class T Shares	4,166,666	–	–	(915,606)	3/28/12, 4/26/12, 6/27/12	3,251,060

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year or period.

52 | SEPTEMBER 30, 2012

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Loss Deferrals	Capital Loss	Differences	(Depreciation)

Janus Protected Series - Global(1)	$–	$–	$–	$(45,984)	$(330,032)	$(173)	$340,601
Janus Protected Series - Growth	–	–	(2,281,383)	(1,266,314)	(5,643,736)	(1,933)	3,997,219

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year or period ended September 30, 2012

Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Protected Series - Global(1)	$–	$–	$–
Janus Protected Series - Growth	(1,721,992)	(559,391)	(2,281,383)

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Protected Series - Global(1)	$11,854,180	$673,827	$(333,226)
Janus Protected Series - Growth	121,183,144	5,736,609	(1,739,390)

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Gain/(Loss)

Janus Protected Series - Global(1)	$–	$–	$–	$(3,911)
Janus Protected Series - Growth	–	–	–	(618,516)

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

For the fiscal period ended September 30, 2011

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Gain/(Loss)

Janus Protected Series - Growth(1)	$–	$–	$–	$–

(1)	Period from May 4, 2011 (inception date) through September 30, 2011.

Janus Protected Series | 53

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus Protected Series - Global	Janus Protected Series - Growth
For the fiscal year or period ended September 30 (all numbers in thousands)	2012(1)	2012	2011(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	319	3,905	3,828
Reinvested dividends and distributions	–	–	–
Shares repurchased	(15)	(2,321)	(169)
Net Increase/(Decrease) in Fund Shares	304	1,584	3,659
Shares Outstanding, Beginning of Period	–	3,659	–
Shares Outstanding, End of Period	304	5,243	3,659
Transactions in Fund Shares – Class C Shares:
Shares sold	189	2,075	2,738
Reinvested dividends and distributions	–	–	–
Shares repurchased	(2)	(840)	(18)
Net Increase/(Decrease) in Fund Shares	187	1,235	2,720
Shares Outstanding, Beginning of Period	–	2,720	–
Shares Outstanding, End of Period	187	3,955	2,720
Transactions in Fund Shares – Class D Shares:
Shares sold	198	389	761
Reinvested dividends and distributions	–	–	–
Shares repurchased	(17)	(215)	(111)
Net Increase/(Decrease) in Fund Shares	181	174	650
Shares Outstanding, Beginning of Period	–	650	–
Shares Outstanding, End of Period	181	824	650
Transactions in Fund Shares – Class I Shares:
Shares sold	162	1,541	3,202
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(2,594)	(126)
Net Increase/(Decrease) in Fund Shares	162	(1,053)	3,076
Shares Outstanding, Beginning of Period	–	3,076	–
Shares Outstanding, End of Period	162	2,023	3,076
Transactions in Fund Shares – Class S Shares:
Shares sold	158	1	417
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(92)	–
Net Increase/(Decrease) in Fund Shares	158	(91)	417
Shares Outstanding, Beginning of Period	–	417	–
Shares Outstanding, End of Period	158	326	417
Transactions in Fund Shares – Class T Shares:
Shares sold	164	1,002	2,124
Reinvested dividends and distributions	–	–	–
Shares repurchased	(3)	(751)	(617)
Net Increase/(Decrease) in Fund Shares	161	251	1,507
Shares Outstanding, Beginning of Period	–	1,507	–
Shares Outstanding, End of Period	161	1,758	1,507

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

54 | SEPTEMBER 30, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal year or period ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Protected Series - Global(1)	$14,343,823	$6,985,063	$649,415	$618,640
Janus Protected Series - Growth	111,401,002	85,980,171	2,779,345	–

(1)	Period from December 15, 2011 (inception date) through September 30, 2012.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Protected Series | 55

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Protected Series – Global and Janus Protected Series – Growth (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

Denver, Colorado
November 19, 2012

56 | SEPTEMBER 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Protected Series – Global and Janus Protected Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

Management Fee Evaluation

During 2011, and particularly during November and December, the Boards of Trustees (Trustees) of Janus Investment Fund (JIF) and Janus Aspen Series (JAS) reviewed significant information in connection with considering the continuation of existing investment advisory agreements in effect between Janus Capital Management LLC (JCM) and certain series of JIF and JAS (together, the Janus Funds).1 In connection with their review, the Trustees engaged an independent fee consultant to assist them in the evaluation of the following fee-related issues:

•	the nature, extent, and quality of JCM’s services provided to the Janus Funds, including fund performance;

•	management fees[2] (and components thereof) charged by other mutual fund advisers for similar services, including a comparison of total expenses;[3]

•	management fees (and components thereof) charged to JCM’s institutional and other clients for similar services;

•	costs to JCM and its affiliates of providing services pursuant to the investment advisory agreements;

•	profit margins of JCM and its affiliates from providing those services;

•	possible economies of scale as a fund grows larger; and

•	continued use of performance fees on certain Janus Funds.

On December 8, 2011, the Trustees approved the continuation of the existing investment advisory agreements and related administration agreements for each of the Janus Funds, having determined, in consultation with their independent fee consultant, that the management fees charged by JCM to each of the Janus Funds, in relation to the services provided by JCM, were reasonable.

The following summarizes the findings of the independent fee consultant retained by the Trustees as provided to the Trustees on December 8, 2011.

Summary Findings
Over three years, JCM delivered strong, though declining, performance to the Janus Funds at management fees that are significantly lower than the mean management fees charged by the advisers of comparable mutual funds. For the 36 months ended September 30, 2011, approximately 45% of the Janus Funds were in the top quartile of performance when compared to their respective peer groups established by Lipper, Inc. (“Lipper”) based on total returns, and approximately 62% were in the top two quartiles. For the 12 months ended September 30, 2011, approximately 18% of the Janus Funds were in the top quartile of performance, and approximately 41% were in the top two quartiles. Fifty-five percent of the Janus Funds had a four- or five-star overall rating from Morningstar as of September 30, 2011. Please visit janus.com or call 877-335-2687 for more recent performance information for the Janus Funds.

For the fiscal periods ended December 31, 20104 or March 31, 20115 (together, the “Fiscal Periods”), the total expenses of the Janus Funds were, on average, 15% below the mean total expenses of each fund’s respective Lipper Expense Group and 23% below the mean total expenses for the respective Lipper Expense Universe.

For the Fiscal Periods, the management fees for the Janus Funds were, on average, 8% below the mean

Janus Protected Series | 57

Additional Information (unaudited) (continued)

management fees for each fund’s respective Lipper Expense Group and 9% below the mean for their respective Lipper Expense Universe.

Within those larger averages, the management fees and total expenses of individual Janus Funds and share classes are reasonable.

The management fees JCM charges to the Janus Funds are also reasonable in relation to the management fees it charges to its institutional and subadvised accounts. Those other accounts have different service and infrastructure needs. Moreover, the average spread between management fees charged to the Janus Funds and those charged to JCM’s institutional and subadvised accounts is less than the average spread between such management fees charged by other advisers according to recent industry surveys.

The level of profit earned by JCM from managing the Janus Funds appears to be reasonable.

Analysis completed by the independent fee consultant cannot definitively demonstrate or confirm overall economies of scale in the Janus complex. Shareholders are well served by the fee levels and structures in place on the Janus Funds in light of any economies of scale that may be present.

The indices and methodologies used in the calculation of performance fees are appropriate, including for continued use. The use of performance fee adjustments has not had a negative impact on the portfolio management or risk profile of the Janus Funds that have performance fees.

Findings Related to Specific Factors
The following information contains certain conclusions of the independent fee consultant with respect to each of the factors described above:

I. Nature and Quality of Services Provided
JCM provides a number of different services for the Janus Funds and their shareholders ranging from investment management services to various other servicing functions. JCM is a capable provider of those services. JCM has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance for its clients over the long term. These include:

•	Leading Edge Research – JCM has a research staff that provides a steady stream of proprietary ideas and analytical rigor to the Janus fund managers.

•	Breadth of Research Coverage – JCM has invested in growing its research talent into a number of different market sectors and asset classes. This expanded breadth allows Janus fund managers a broader base of investment options and more opportunities to find undervalued securities.

•	Performance-Focused Culture – JCM has a performance-driven culture combining both strong competitive instincts and collegial cooperation. JCM’s Denver location, away from the major financial centers, can be a positive element in building a strong team and culture.

•	Customer Service-Driven Culture – In their customer service and transfer agency operations, JCM and its affiliates have maintained a strong commitment to service and to measurements that track service performance. JCM has made continual improvements to its website, providing strong web-based service capabilities. As the market has evolved towards advice-driven channels, JCM has evolved its distribution organization and services to support these new channels. JCM continues to add infrastructure to support these new intermediaries.

•	Efficient Cost Structure and Associated Low Total Expenses – JCM has developed an ability to leverage its investment management personnel across larger pools of assets than many other complexes. To the extent lower operating costs at JCM allow for lower management fees or additional investments in investment management, these lower costs can enhance performance of the Janus Funds.

•	Financial Discipline – JCM has shown strong financial discipline in recent years by aggressively managing its costs in the face of declines in revenues. Throughout this process, JCM has continued to invest in its research personnel to maintain its core competence in investment management. Janus has also preserved core capabilities while cutting costs and restructuring its capital structure on a more conservative basis.

•	Quality Trading Infrastructure – JCM maintains trading operations in Denver, London, and Singapore. The U.S. trading personnel are competent, qualified professionals supported by strong systems and market linkages. In particular it was noted that JCM traders are a significant source of advantage for JCM in obtaining best execution on trades.

II. Total Expenses Paid by the Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: As of the Fiscal Periods, the total expenses of each of the Janus Funds were, on average, 15% to 23% below the mean total expenses of comparable funds within a fund’s respective Lipper peer group. In most cases, Janus was below peer expenses for expense components of individual fund segments. There were five key areas where a certain component of Janus

58 | SEPTEMBER 30, 2012

average expenses for a given fund category was above peer expenses.

These five areas were (a) Janus Money Market Funds management fees, (b) Janus Specialty Funds non-management expenses, (c) Janus Fixed-Income Funds management fees, (d) Janus Value Funds management fees, and (e) Janus Core Funds nonmanagement expenses. Each of these areas received deeper analysis. The independent fee consultant concluded that, in those areas where a JCM expense component was above peer expense averages, such variances were reasonable.

Please visit janus.com/info (or janus.com/reports if you hold shares directly with Janus) or call Janus at 877.33JANUS (or 800.525.3713 if you hold shares directly with Janus) for information on Janus Funds’ expenses or to obtain a prospectus or, if available, a summary prospectus that includes a description of such expenses.

Individual Janus Funds (consisting of 239 individual share classes): As of the Fiscal Periods, 113 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their expenses versus peers.6 Another 58 of the Janus Funds’ share classes were found to have expense ratios that appeared balanced in relation to their performance.7 Within this group, individual classes with higher expenses had higher performance; and individual classes with lower expenses had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and such classes were categorized based on one-year of returns.8 Six share classes were new to 2011 and did not yet have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Analysis of 49 share classes found that trend lines by fund, recent and planned corrective action, assets under management (AUM) levels, average account sizes and other factors found expenses on these classes to be reasonable.10

III. Management Fees Paid by Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: The asset-weighted mean management fee paid by the Janus Funds for the Fiscal Periods was 8% below the 0.68% mean management fees of the respective Lipper Expense Group and 9% below the 0.69% mean management fees of the respective Lipper Expense Universe.

Individual Janus Funds (consisting of 235 individual share classes): As of the Fiscal Periods, 119 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their management fees versus peers.11 Forty-five classes were found to have management fees that appeared balanced in relation to their performance.12 Within the latter group, individual classes with higher management fees had higher performance, and individual classes with lower management fees had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and were categorized based on one-year returns.8 Five share classes were in full management fee waiver typically associated with smaller funds.13 Six share classes were new to 2011 and did not have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Forty-seven share classes received more detailed review. The detailed review of these classes found that trend lines and/or planned corrective actions were likely to result in reasonable fee and service combinations for investors.14

IV. Management Fees Paid by Janus Funds vs. Those Paid by Other Janus Clients
In addition to managing mutual funds, JCM also provides investment management and services to other types of clients, including institutional/private accounts (also called separate accounts) and subadvised mutual funds. Similar to other asset managers, JCM’s services for these different account types have significant differences, as shown below.

Mutual Funds	Institutional Accounts

Serve a large base of investors	Serve a narrower base of investors
Distributed mostly by intermediaries	Distributed directly
Small shareholder account balances	Large account balances
Standardized pricing/fees	Customized pricing/fees
Standardized reporting	Customized reporting
Offer daily liquidity	Offer less than daily liquidity
Subject to 1940 Act regulation	Not subject to 1940 Act regulation
Extensive regulatory reporting	Limited regulatory reporting
Board oversight	No Board oversight
Class action suits filed	No class action suits filed

Within the industry, pricing for different account types reflects those differences. The independent fee consultant reviewed industry data on institutional account fees and subadvised fees, and analyzed the fee spreads between JCM institutional accounts and their mutual fund counterparts, relative to retail-institutional fee spreads seen across the industry. The independent fee consultant believes that the differential between management fees charged to the Janus Funds by JCM and management fees charged to institutional and subadvised accounts by JCM are reasonable in light of the different levels of services provided.

Janus Protected Series | 59

Additional Information (unaudited) (continued)

V. JCM Costs and Profitability
JCM generated profit margins that are in line with other large public advisers. In the opinion of the independent fee consultant, healthy profitability should help investors by ensuring JCM has the continued ability to attract top investment management talent, and a continuing ability to invest in those resources and business activities that produce superior performance.

VI. Possible Economies of Scale
As a manager of a large fund complex, JCM and the Janus Funds may have economies of scale in certain cost elements that can provide benefits as assets grow. Some areas which may have such benefits are:

•	Out of Pocket Expenses – The Janus Funds may share directly in any expense reductions negotiated with third-party service providers.

•	Brokerage Commissions – The Janus Funds share directly in economies of scale through JCM’s negotiation of favorable brokerage commission rates.

•	Other – The Janus Funds can also benefit indirectly from economies of scale through the enhanced levels of resources such economies provide to JCM in its pursuit of performance. One example of this is the addition of research staff as assets grow.

•	Other Fund Nonmanagement Expenses – The Janus Funds may also benefit from a reduction in certain non-management expenses that tend to decline, in terms of basis points, as fund sizes get larger.

There may be diseconomies of scale in certain costs that can work against economies found in other cost elements. Some areas which may have such diseconomies are:

•	large complex legal and regulatory costs; and

•	concentrated fund trading costs.

The independent fee consultant considered various analytical approaches in viewing economies or diseconomies of scale.

VII. Continued Use of Performance Fees on Janus Funds
In assessing whether the continued use of performance fees on certain Janus Funds is appropriate, the independent fee consultant considered (a) the appropriateness of benchmarks used, (b) the appropriateness of the performance calculation methodology, (c) whether any performance-based adjustment had any adverse effect on the management or risk profile of the Janus Funds that have performance fees, and (d) the appropriateness of the continued use of performance-based adjustment structure set out in the advisory agreements. Following this review, the independent fee consultant determined that the continued use of performance fees is appropriate for Janus Funds that charge a performance fee and is in the interests of fund shareholders.

Conclusions
The independent fee consultant concluded that the services provided by JCM and expenses incurred by the Janus Funds over the prior year were reasonable and provide adequate justification for continuation of the Janus Funds’ existing advisory agreements.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.335.2687 (or 800.525.3713 if you hold shares directly with Janus) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Trustees considered information related to all share classes of each fund within JIF and JAS that had commenced operations as of July 31, 2010.

[2]	“Management fees” refers to the actual annual rate of advisory and administration fees, if any, net of any waivers, paid by a fund as a percentage of the fund’s average net assets.

[3]	“Total expenses” refers to the total annual expenses, net of any fee waivers, paid by a fund as a percentage of the fund’s average net assets.

[4]	The Janus Funds with the fiscal period ended December 31, 2010 are: Janus Conservative Allocation Fund, Janus Flexible Bond Fund, Janus Government Money Market Fund, Janus Growth Allocation Fund, Janus High-Yield Fund, Janus Moderate Allocation Fund, Janus Money Market Fund, Janus Short-Term Bond Fund, Janus World Allocation Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, Perkins Value Plus Income Fund, Janus Aspen Balanced Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Janus Portfolio, Janus Aspen Overseas Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, and Janus Aspen Worldwide Portfolio.

[5]	The Janus Funds with the fiscal period ended March 31, 2011 are: Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Equity Fund, Janus Overseas Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund.

60 | SEPTEMBER 30, 2012

[6]	The 113 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class T Shares), Janus Global Technology Fund (Class D Shares), Janus Growth Allocation Fund (Class D Shares, Class I Shares, Class T Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class D Shares, Class I Shares), INTECH U.S. Growth Fund (Class I Shares, Class T Shares), Perkins Global Value Fund (Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[7]	The 58 Janus Funds’ share classes are: Janus Enterprise Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class D Shares, Class I Shares), Janus Global Research Fund (Class C Shares, Class I Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class I Shares, Class S Shares, Class T Shares), Janus Government Money Market Fund (Class D Shares, Class T Shares), Janus Growth and Income Fund (Class D Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class S Shares), Janus Money Market Fund (Class D Shares, Class T Shares), Janus Overseas Fund (Class R Shares), Janus Research Fund (Class C Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), INTECH International Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Core Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class A Shares, Class C Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[8]	The 13 Janus Funds’ share classes are: Janus Global Real Estate Fund (Class D Shares), Janus International Equity Fund (Class D Shares), Janus World Allocation Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), and Perkins Large Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[9]	The 6 Janus Fund share classes are: Perkins Value Plus Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[10]	The 49 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class A Shares, Class C Shares, Class R Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class R Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Global Technology Fund (Class C Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Worldwide Fund (Class R Shares), INTECH International Fund (Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class S Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

[11]	The 119 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Growth Allocation Fund (Class I Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class A Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[12]	The 45 Janus Funds’ share classes are: Janus Enterprise Fund (Class A Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares), Janus Global Life Sciences Fund (Class I Shares), Janus Global Research Fund (Class C Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Research Fund (Class C Shares, Class S Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), INTECH U.S. Core Fund (Class C Shares, Class S Shares), INTECH U.S. Growth Fund (Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class C Shares, Class S Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

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Additional Information (unaudited) (continued)

[13]	The 5 Janus Fund share classes are: INTECH International Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares).

[14]	The 47 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class C Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

As of April 27, 2012, Service II Shares of Janus Aspen Global Technology Portfolio and Janus Aspen Overseas Portfolio converted to Service Shares of each respective Portfolio.

As of April 27, 2012, Service II Shares of Janus Aspen Worldwide Portfolio were liquidated.

62 | SEPTEMBER 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Funds. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will

Janus Protected Series | 63

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

64 | SEPTEMBER 30, 2012

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Protected Series | 65

Trustees and Officers (unaudited)

Each Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

66 | SEPTEMBER 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005); Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Protected Series | 67

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

68 | SEPTEMBER 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Protected Series - Growth Executive Vice President and Portfolio Manager Janus Protected Series - Global	4/11-Present 12/11-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Protected Series | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1012-25530	125-02-01800 11-12

ANNUAL REPORT

September 30, 2012

Janus Value Fund

Perkins Global Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment Officer

Still Skeptical

Although we are always happy to participate in a broad market run-up as we saw during the period, we continue to view the latest stock gains with a great deal of skepticism in terms of sustainability. Recent upward momentum has been driven by extremely light trading volumes. Consequently, it would not take much in negative headline news to scare investors into a quick stock selloff, as has repeatedly occurred during the past several years resulting in sporadic periods of steep market declines.

In fact, we believe that this is one of the biggest threats for investors at this point. Complacency increasingly has become a dominant theme permeating across markets, regardless of the general direction of stocks. While we think stocks remain the most attractive investment option from a long-term perspective, the substantial risks presented by the current macroeconomic climate should give investors pause about how much downside exposure they might be willing to endure short term, as markets continue to work through these difficult issues.

Continued Uncertainty

This defensive view is not because equities necessarily appear to be overpriced. Corporate balance sheets remain on solid footing with historically large cash holdings, many companies are tapping into debt markets at record low interest rates to fund stock buybacks at depressed multiples, and mergers and acquisitions seem poised to start rising. Investor cash levels also remain high, and this could help continue to push stocks further upward as well.

These relatively attractive fundamentals, however, are at risk of being significantly undermined by macro headwinds. The latest stock rally was essentially triggered by investor excitement about unexpectedly aggressive bond-buying pledges by the Federal Reserve and the European Central Bank, but the recent past benefits of this type of unimpeded liquidity flow, including the general commitment to keep interest rates low well into 2015, usually have proven to be short-lived.

Major unanswered questions are not isolated to Europe. Economic slowdown continues in China, but it is unclear if the nation, one of the primary drivers of global growth during the past several years, will experience a hard or soft landing. Geopolitical risks have also been on the rise across the Middle East.

The U.S. economy is not immune to any of these issues and also has yet to overcome its own significant problems. U.S. gross domestic product (GDP) forecasts continue to trend lower. And although it appears that the Fed’s mortgage-focused quantitative easing efforts are finally producing some favorable results in the housing market, the real stumbling block continues to be the dismal employment picture.

Given the collective scope and magnitude of all of these challenges, it is slightly surprising that investors apparently continue to shrug them off. It appears they still expect a quick fix to manifest at some point, but the painful reality is that these issues are going to take significant effort and time to unwind.

Cautiously Stay the Course

Due to this difficult macroeconomic climate, we have maintained a slightly defensive positioning in our portfolios. While we have been selective buyers, we continue to find attractively priced long-term opportunities in high-quality companies that have demonstrated stability and consistent growth in capturing strong, recurring free cash flows and maintaining healthy balance sheets. These types of securities historically have tended to outperform in down markets, as well as when margins peak and begin to shift to the mean. Our focus has been primarily on stocks where we have been able to strengthen overall portfolio quality even further, in an attempt to mitigate downside risk.

This somewhat conservative stance is reflective of our focus on downside protection. By seeking to minimize capital loss in difficult markets and capture solid absolute returns during strong periods, we strive to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks and peers. We believe this longstanding risk-sensitive investment discipline is well suited to the current uncertain investment environment and that our portfolios are well positioned for the necessary economic deleveraging cycle to come. While this approach can sometimes lag in strong, momentum-driven market periods, it remains the formula that has historically

Janus Value Fund | 1

(Continued) (unaudited)

provided impressive long-term outperformance, as evidenced by the solid five-year (and longer) risk-adjusted returns for our flagship strategies.

We appreciate the trust you have placed in Perkins to help manage your investments and continue to be excited about the long-term potential of our portfolio holdings. Our investment team remains deeply committed to our value discipline and continues to be heavily invested in our strategies right alongside our clients.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | SEPTEMBER 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspective and Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the CIO’s and manager’s best judgment at the time this report was compiled, which was September 30, 2012. As the investing environment changes, so could their opinions. These views are unique to the CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Fund | 3

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to deliver strong absolute returns across market cycles by attempting to minimize losses during declining markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to capitalizing on opportunities and potentially compounding returns over the long-term.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 17.67% over the year ended September 30, 2012, underperforming its primary benchmark, the MSCI World Index, which returned 21.59% during the period. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 20.98%. While we are generally pleased with the extent of our absolute gain, we did lag many of our peers this year. We see opportunity in the equity markets and aim to capitalize. However, we also believe there are considerable risks in the investment landscape today, leading us to maintain a relatively defensive portfolio positioning. This caution limited our gains during the year.

Economic Overview

The MSCI World Index finished the one-year period not too far below its post-2008 financial crisis high. While financial markets have generally seemed to be characterized by alternating “risk on” and “risk off” periods, underlying sector performance is more muddled. For example, while traditionally economically sensitive sectors including consumer discretionary, technology and financials led the market higher, traditionally more defensive health care had the biggest gain. Lagging sectors included typically stable utilities and telecommunication services as well as more volatile materials. All sectors were up for the year. Among major markets, the U.S. led the way higher with a gain of 30% and emerged in the eyes of some market participants as a default “safe haven” equity market. Germany and Australia were also notably strong. Japan continued its long bear market, declining during the year. France, Canada and Switzerland were other notable laggards. The dollar closed the period modestly higher against a basket of major world currencies. Developed markets outperformed emerging.

Developments in the eurozone crisis continued to grab headlines throughout the year. Mario Draghi, head of the European Central Bank, moved aggressively to ease monetary policy in dealings first with banks and then more recently governments. The promise of so-called outright monetary transactions, i.e. the purchase of government bonds, while conditionally dependent upon defined country deleveraging programs, led markets to rally strongly. While this action appears to have provided much needed liquidity and stability to the situation, significant work lies ahead for policymakers. Many European sovereigns are still overleveraged, their economies are weakening, their banks are fragile, and coordinated policy continues to be a challenge.

In the U.S., Ben Bernanke, head of the Federal Reserve (Fed), similarly indicated a fresh round of liquidity provision to the financial markets and economy. Specifically, the Fed announced that it would keep its short-term policy rate at nearly 0% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month. Despite substantial policy easing by the Fed over the past few years, significant longer-term issues remain. Economic growth appears to be sputtering and subnormal, unemployment remains high, and fiscal dynamics at all levels of government appear unsustainable. The “fiscal cliff” (a legislatively mandated deadline on a series of tax and spending policies) is also rapidly approaching and, unfortunately, is unlikely to be addressed until after the election.

While data from China can be suspect, it seems clear that growth is decelerating as indicated by electricity consumption, rail volumes and bank loans. China is coping with both a slowdown in their spectacular fixed asset investment boom and a once-per-decade leadership transition at the highest levels of government. The changing economic dynamics in China appear to be making broad impacts around the world, both geographically (e.g. slower growth in Brazil) and from a sector standpoint (e.g. weakness in certain commodities such as iron ore).

4 | SEPTEMBER 30, 2012

(unaudited)

Detractors from Performance

Stock selection was weak in a number of sectors including health care, information technology, industrials, consumer staples, and utilities. Overweight positions in Japan and South Korea hurt results, as did our underweight in the U.S. Additionally, stock selection in the U.K. detracted from relative returns. Our nearly 16% cash weighting, which essentially earns nothing in the current interest rate environment, detracted from relative performance.

GDF Suez, the French diversified utility, was a detractor during the period. The company gave relatively weak profit guidance as part of its fiscal year-end results. While operating results were generally as expected, management noted several factors which cloud the outlook, including regulatory and political risk in France and the possible closure of nuclear plants in Europe, among others. As Europe’s largest utility, the stock has also been hurt this year by the general fear regarding the European sovereign debt and banking crisis throughout the last twelve months, in our view. With a strong A-rated balance sheet, a high single-digit, sustainable dividend yield, a better growth profile than its European peers, and a reasonable valuation, we continue to hold GDF Suez.

First Niagara Financial, a bank holding company based in New York State, was weak during the year due to a number of factors, both industry-related and company-specific. The banking industry in general is experiencing weak fundamentals. GDP growth is low, credit demand is weak and the yield curve is exerting pressure on net interest income. These factors have hurt First Niagara’s profitability. In addition, we believe management has recently made a number of questionable moves, including an acquisition and a balance sheet restructuring, which have led the market to become more negative on the quality of their stewardship of the company.

WellPoint, the second largest U.S. managed care company by market capitalization, also detracted from performance. The shares have been laboring under the cloud of the recent health care reforms in Washington D.C., which were upheld by the Supreme Court this summer. Additionally, earnings have been below expectations due to higher than anticipated medical costs. Investors’ discontent with circumstances at the company recently led to the ouster of the CEO. We added to our position on weakness.

Contributors to Performance

Stock selection in financials, consumer discretionary and telecommunication services aided relative results for the year, as did our underweight in materials and overweight in health care. From a country perspective, stock selection in Japan, South Korea, the U.S. and Mexico contributed to performance.

Wal-Mart was the top contributor to performance for the year. The company has turned the corner in its mainstay U.S. business, reporting a return to growth in same-store sales. This, in combination with continued success in a number of international markets as well as significant share buyback activity, has led to strong earnings per share gains. The market has responded favorably by sending the stock to a new all-time high on a per share basis. We took advantage of the strength by trimming our position.

Microsoft was another top contributor. The company has reported generally strong operating results in recent periods, in particular in its Office and server segments, which have more than offset modest weakness in its Windows business. Microsoft has also worked to contain costs and improve margins. The next two quarters should be eventful for the company, with significant product upgrades in each major line of business.

Allstate, the auto and homeowners insurer, rounds out the top contributors for the year. The company has made numerous strategic and operational improvements to its business over the past few years. In particular, Allstate has raised pricing in its core homeowners business, which has led to improved underwriting profitability, higher earnings and a much stronger balance sheet.

Portfolio Positioning & Outlook

Considering the macro challenges discussed above, combined with continued cyclically high corporate profits (though perhaps on a decelerating trend) and higher stock prices, our risk/reward calculations have become less positive. We are identifying attractive investment opportunities, but consistent with our discipline, we have had more trims/eliminations of stocks that have been nearing our price target or occasionally having longer-term fundamental shortfalls. Thus, while we have participated in the rally, our cash levels are higher than normal. This is in keeping with our sensitivity to risk and allows us to be opportunistic with any market volatility.

The portfolio remains significantly overweight health care, consumer staples and telecommunications, while underweight financials, consumer discretionary, energy and materials. Country overweight positions include Japan, France, Switzerland and Norway. We are underweight the U.S., Canada, Australia and Germany. We also own companies in emerging markets South Korea and Mexico, countries which are not in our primary benchmark. We

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

continue to hedge (an investment to reduce the risk of adverse developments in an asset) a portion of our yen and euro exposures. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

While recent stimulative programs by central banks around the world have enhanced liquidity and short-term optimism, longer-term fundamental problems remain. It is in this context that we analyze individual company prospects, including a careful assessment of downside risk. Given the economic uncertainty, we are paying close attention to whether a company’s earnings can persist even if the economic landscape turns more negative. We also continue to place significant emphasis on maintaining a well-diversified portfolio, again with the aim of better navigating the uncertainty.

Thank you for your investment and continued confidence in Perkins Global Value Fund.

6 | SEPTEMBER 30, 2012

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Wal-Mart Stores, Inc.	1.04%
Microsoft Corp.	0.79%
Allstate Corp.	0.76%
Glacier Bancorp, Inc.	0.68%
Two Harbors Investment Corp.	0.67%

5 Bottom Performers – Holdings

Contribution

GDF Suez	–0.20%
First Niagara Financial Group, Inc.	–0.13%
WellPoint, Inc.	–0.13%
NKSJ Holdings, Inc.	–0.11%
Cosel Co., Ltd.	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	1.19%	12.16%	18.37%
Materials	0.45%	1.90%	7.15%
Telecommunication Services	0.26%	9.06%	4.19%
Consumer Discretionary	0.08%	3.53%	10.66%
Energy	–0.08%	4.28%	11.18%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Other**	–3.55%	15.79%	0.00%
Information Technology	–0.61%	8.26%	12.55%
Health Care	–0.53%	19.16%	10.35%
Industrials	–0.34%	6.28%	10.97%
Consumer Staples	–0.30%	16.72%	10.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2012

Tesco PLC Food – Retail	2.4%
SK Telecom Co., Ltd. Cellular Telecommunications	2.3%
Novartis A.G. Medical – Drugs	2.2%
Vodafone Group PLC Cellular Telecommunications	2.2%
Johnson & Johnson Medical – Drugs	2.1%

11.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2012

Emerging markets comprised 6.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2012

As of September 30, 2011

8 | SEPTEMBER 30, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2012					per the January 27, 2012 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	17.58%	–0.59%	8.01%	5.75%	1.28%
MOP	10.81%	–1.76%	7.37%	5.20%

Perkins Global Value Fund – Class C Shares
NAV	17.35%	–1.18%	7.32%	5.06%	1.91%
CDSC	16.25%	–1.18%	7.32%	5.06%

Perkins Global Value Fund – Class D Shares(1)	17.72%	–0.38%	8.26%	5.99%	1.04%

Perkins Global Value Fund – Class I Shares	17.87%	–0.51%	8.19%	5.93%	0.92%

Perkins Global Value Fund – Class N Shares	17.67%	–0.42%	8.23%	5.97%	0.84%

Perkins Global Value Fund – Class S Shares	17.32%	–0.58%	7.94%	5.68%	1.37%

Perkins Global Value Fund – Class T Shares	17.67%	–0.42%	8.23%	5.97%	1.10%

Morgan Stanley Capital International World IndexSM	21.59%	–2.15%	8.04%	3.66%

Morgan Stanley Capital International All Country World IndexSM	20.98%	–2.07%	8.61%	4.23%

Lipper Quartile – Class T Shares	3rd	2nd	2nd	1st

Lipper Ranking – based on total return for Global Funds	535/739	128/430	106/217	29/172

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

10 | SEPTEMBER 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,033.70	$6.25

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,030.70	$10.41

Hypothetical (5% return before expenses)	$1,000.00	$1,014.75	$10.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,035.90	$5.34

Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,035.70	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(9/30/12)	(5/31/12 - 9/30/12)*

Actual	$1,000.00	$1,106.50	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,034.20	$6.97

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/12)	(9/30/12)	(4/1/12 - 9/30/12)†

Actual	$1,000.00	$1,034.30	$5.75

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.70

†	Expenses are equal to the net annualized expense ratio of 1.23% for Class A Shares, 2.05% for Class C Shares, 1.05% for Class D Shares, 0.98% for Class I Shares, 1.37% for Class S Shares and 1.13% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to September 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 1.02% for Class N Shares multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Common Stock – 83.4%
Aerospace and Defense – 1.9%
29,410	General Dynamics Corp.	$1,944,589
13,290	Rockwell Collins, Inc.	712,876
		2,657,465
Aerospace and Defense – Equipment – 0.5%
217,945	BBA Aviation PLC	694,989
Agricultural Chemicals – 1.0%
8,550	Mosaic Co.	492,566
137,000	Nitto FC Co., Ltd.**	913,099
		1,405,665
Applications Software – 2.0%
91,245	Microsoft Corp.	2,717,276
Beverages – Non-Alcoholic – 1.6%
31,635	PepsiCo, Inc.	2,238,809
Brewery – 1.7%
50,895	Molson Coors Brewing Co. – Class B	2,292,820
Broadcast Services and Programming – 1.3%
78,855	Grupo Televisa S.A.B. (ADR)	1,853,881
Casino Hotels – 0.5%
29,330	Kangwon Land, Inc.	659,813
Cellular Telecommunications – 7.6%
1,607,352	America Movil S.A.B. de C.V.	2,053,422
655	NTT DoCoMo, Inc.**	1,062,843
26,734	Rogers Communications, Inc. – Class B	1,082,634
24,371	SK Telecom Co., Ltd.	3,223,735
1,074,662	Vodafone Group PLC	3,049,517
		10,472,151
Chemicals – Specialty – 0.3%
58,000	Nippon Fine Chemical Co., Ltd.**	406,639
Commercial Banks – 0.6%
84,620	Fulton Financial Corp.	834,353
Commercial Services – Finance – 1.5%
116,030	Western Union Co.	2,114,067
Computers – 0.2%
14,655	Hewlett-Packard Co.	250,014
Computers – Integrated Systems – 0.9%
36,581	Diebold, Inc.	1,233,146
Cosmetics and Toiletries – 3.4%
70,400	Kose Corp.**	1,641,343
10,800	Pola Orbis Holdings, Inc.**	340,528
38,440	Procter & Gamble Co.	2,666,199
		4,648,070
Dental Supplies and Equipment – 0.9%
11,200	Nakanishi, Inc.**	1,204,409
Diversified Operations – 1.7%
317,820	Orkla A.S.A.	2,414,715
Electric – Integrated – 4.2%
8,495	Entergy Corp.	588,704
44,925	Exelon Corp.	1,598,431
62,494	GDF Suez**	1,397,196
76,575	PPL Corp.	2,224,504
		5,808,835
Electric Products – Miscellaneous – 0.6%
36,300	Icom, Inc.**	878,421
Electronic Connectors – 1.4%
17,400	Hirose Electric Co., Ltd.**	1,951,423
Electronic Measuring Instruments – 0.7%
68,100	Cosel Co., Ltd.**	911,259
Food – Miscellaneous/Diversified – 3.3%
18,431	Danone S.A.**	1,134,605
31,471	Nestle S.A.	1,984,929
41,527	Unilever N.V.**	1,468,948
		4,588,482
Food – Retail – 2.6%
14,340	Carrefour S.A.**	297,387
609,266	Tesco PLC	3,265,945
		3,563,332
Internet Security – 0.6%
49,715	Symantec Corp.*	894,870
Leisure & Recreation Products – 0.2%
47,000	Sansei Yusoki Co., Ltd.**	218,072
Machinery – Pumps – 0.3%
54,000	Tsurumi Manufacturing Co., Ltd.**	393,130
Medical – Biomedical and Genetic – 0.4%
7,165	Amgen, Inc.	604,153
Medical – Drugs – 10.1%
8,350	Abbott Laboratories	572,476
88,812	GlaxoSmithKline PLC	2,046,971
41,835	Johnson & Johnson	2,882,850
50,831	Novartis A.G.	3,111,385
87,665	Pfizer, Inc.	2,178,475
10,190	Roche Holding A.G.	1,904,257
15,272	Sanofi**	1,301,987
		13,998,401
Medical – HMO – 2.5%
38,105	Aetna, Inc.	1,508,958
33,630	WellPoint, Inc.	1,950,876
		3,459,834
Medical Instruments – 3.6%
70,800	As One Corp.**	1,588,054
35,500	Fukuda Denshi Co., Ltd.**	1,137,529
5,900	Medikit Co., Ltd.**	196,616
47,725	Medtronic, Inc.	2,057,902
		4,980,101
Medical Products – 1.9%
6,820	Becton, Dickinson and Co.	535,779
37,105	Stryker Corp.	2,065,265
		2,601,044
Metal Products – Distributors – 0.5%
73,000	Furusato Industries, Ltd.**	700,808
Metal Products – Fasteners – 0.5%
69,800	Kitagawa Industries Co., Ltd.**	680,823
Miscellaneous Manufacturing – 0.2%
30,200	Mirai Industry Co., Ltd.**	348,372

See Notes to Schedule of Investments and Financial Statements.

12 | SEPTEMBER 30, 2012

Schedule of Investments

As of September 30, 2012

Shares or Principal Amount		Value

Multi-Line Insurance – 1.4%
33,620	Allstate Corp.	$1,331,688
18,455	Kemper Corp.	566,753
		1,898,441
Networking Products – 0.8%
56,095	Cisco Systems, Inc.	1,070,854
Non-Hazardous Waste Disposal – 0.5%
27,060	Republic Services, Inc.	744,421
Oil Companies – Exploration and Production – 1.1%
17,285	Devon Energy Corp.	1,045,743
14,890	QEP Resources, Inc.	471,417
		1,517,160
Oil Companies – Integrated – 2.7%
37,240	BP PLC (ADR)	1,577,486
44,423	Total S.A.**	2,203,256
		3,780,742
Property and Casualty Insurance – 1.8%
73,600	NKSJ Holdings, Inc.**	1,441,435
15,645	Travelers Cos., Inc.	1,067,928
		2,509,363
Protection – Safety – 0.7%
32,600	Secom Joshinetsu Co., Ltd.**	944,740
Publishing – Books – 0.1%
30,240	Daekyo Co., Ltd.	164,629
Publishing – Periodicals – 2.0%
223,774	Reed Elsevier PLC	2,138,923
50,672	UBM PLC	573,522
		2,712,445
Real Estate Operating/Development – 0.3%
22,865	St. Joe Co.*	445,868
REIT – Mortgage – 2.5%
24,890	Annaly Capital Management, Inc.	419,148
39,065	Hatteras Financial Corp.	1,101,242
165,970	Two Harbors Investment Corp.	1,950,147
		3,470,537
Retail – Discount – 0.3%
6,595	Wal-Mart Stores, Inc.	486,711
Retail – Drug Store – 0.8%
31,135	Walgreen Co.	1,134,559
Savings/Loan/Thrifts – 2.1%
16,620	Berkshire Hills Bancorp, Inc.	380,266
237,016	First Niagara Financial Group, Inc.	1,917,459
36,500	Washington Federal, Inc.	608,820
		2,906,545
Schools – 0.3%
121,900	Shingakukai Co., Ltd.**	462,476
Security Services – 1.1%
30,200	Secom Co., Ltd.**	1,575,417
Seismic Data Collection – 0.2%
117,615	Pulse Seismic, Inc.	313,544
Steel – Producers – 0.5%
2,057	POSCO	676,535
Telecommunication Services – 2.0%
47,970	Telenor A.S.A.	935,661
95,581	Vivendi S.A.**	1,863,674
		2,799,335
Tobacco – 0.4%
6,871	KT&G Corp.	523,687
Transportation – Services – 0%
15,678	PostNL N.V.**	54,592
Water – 0.4%
45,539	Suez Environment Co.**	516,027
Wire and Cable Products – 0.2%
99,000	Nichia Steel Works, Ltd.**	238,554

Total Common Stock (cost $105,754,403)		115,626,824

Repurchase Agreement – 16.9%
$23,475,000	ING Financial Markets LLC, 0.2100%, dated 9/28/12, maturing 10/1/12, to be repurchased at $23,475,411, collateralized by $21,549,780 in U.S. Treasuries 0.12500%-10.6250%, 11/15/12-11/15/41, with a value of $23,944,692 (cost $23,475,000)	23,475,000

Total Investments (total cost $129,229,403) – 100.3%		139,101,824

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(457,096)

Net Assets – 100%		$138,644,728

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$1,396,178	1.0%
France	8,714,132	6.3%
Japan	19,235,990	13.8%
Jersey	573,522	0.4%
Mexico	3,907,303	2.8%
Netherlands	1,523,540	1.1%
Norway	3,350,376	2.4%
South Korea	5,248,399	3.8%
Switzerland	7,000,571	5.0%
United Kingdom	12,773,831	9.2%
United States††	75,377,982	54.2%

Total	$139,101,824	100.0%

††	Includes Cash Equivalents (37.3% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Value Fund | 13

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2012

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 11/15/12	391,000,000	$5,013,556	$13,572

HSBC Securities (USA), Inc.: Japanese Yen 11/8/12	430,000,000	5,513,308	(13,637)

JPMorgan Chase & Co.: Euro 10/25/12	4,329,000	5,563,799	(24,930)

Total		$16,090,663	$(24,995)

See Notes to Schedule of Investments and Financial Statements.

14 | SEPTEMBER 30, 2012

Statement of Assets and Liabilities

As of September 30, 2012	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Assets:
Investments at cost(1)	$129,229
Investments at value	$115,627
Repurchase agreements	23,475
Cash	70
Receivables:
Investments sold	1,984
Fund shares sold	164
Dividends	400
Foreign dividend tax reclaim	98
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	10
Forward currency contracts	14
Total Assets	141,844
Liabilities:
Payables:
Investments purchased	2,943
Fund shares repurchased	38
Advisory fees	74
Fund administration fees	1
Internal servicing cost	–
Administrative services fees	16
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	2
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	80
Forward currency contracts	39
Total Liabilities	3,199
Net Assets	$138,645

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Value Fund | 15

Statement of Assets and Liabilities  (continued)

As of September 30, 2012	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$122,702
Undistributed net investment income*	1,185
Undistributed net realized gain from investment and foreign currency transactions*	4,906
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,852
Total Net Assets	$138,645
Net Assets - Class A Shares	$10,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	806
Net Asset Value Per Share(2)	$12.88
Maximum Offering Price Per Share(3)	$13.67
Net Assets - Class C Shares	$902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71
Net Asset Value Per Share(2)	$12.75
Net Assets - Class D Shares	$79,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,109
Net Asset Value Per Share	$12.97
Net Assets - Class I Shares	$3,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	270
Net Asset Value Per Share	$12.78
Net Assets - Class N Shares	$5,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	416
Net Asset Value Per Share	$12.78
Net Assets - Class S Shares	$310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24
Net Asset Value Per Share	$12.99
Net Assets - Class T Shares	$39,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,017
Net Asset Value Per Share	$12.95

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $23,475,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

16 | SEPTEMBER 30, 2012

Statement of Operations

For the fiscal year ended September 30, 2012	Perkins Global
(all numbers in thousands)	Value Fund

Investment Income:
Interest	$23
Dividends	3,837
Other Income	–
Foreign tax withheld	(239)
Total Investment Income	3,621
Expenses:
Advisory fees	725
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	–
Internal servicing expense - Class I Shares	–
Shareholder reports expense	57
Transfer agent fees and expenses	56
Registration fees	105
Custodian fees	12
Professional fees	40
Non-interested Trustees’ fees and expenses	3
Fund administration fees	11
Administrative services fees - Class D Shares	91
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	66
Distribution fees and shareholder servicing fees - Class A Shares	12
Distribution fees and shareholder servicing fees - Class C Shares	3
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	4
Administrative, networking and omnibus fees - Class C Shares	1
Administrative, networking and omnibus fees - Class I Shares	6
Other expenses	21
Total Expenses	1,215
Expense and Fee Offset	(1)
Net Expenses	1,214
Less: Excess Expense Reimbursement	(1)
Net Expenses after Expense Reimbursement	1,213
Net Investment Income	2,408
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	5,215
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,696
Net Gain on Investments	15,911
Net Increase in Net Assets Resulting from Operations	$18,319

See Notes to Financial Statements.

Janus Value Fund | 17

Statements of Changes in Net Assets

	Perkins Global
For the fiscal years ended September 30	Value Fund
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$2,408	$2,307
Net realized gain from investment and foreign currency transactions	5,215	7,794
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,696	(7,594)
Net Increase in Net Assets Resulting from Operations	18,319	2,507
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(20)	(3)
Class C Shares	(7)	–
Class D Shares	(2,086)	(1,622)
Class I Shares	(147)	(74)
Class N Shares(1)	–	N/A
Class S Shares	(10)	(12)
Class T Shares	(576)	(423)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(19)	–
Class C Shares	(8)	–
Class D Shares	(2,051)	–
Class I Shares	(138)	–
Class N Shares(1)	–	N/A
Class S Shares	(11)	–
Class T Shares	(577)	–
Net Decrease from Dividends and Distributions	(5,650)	(2,134)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

18 | SEPTEMBER 30, 2012

	Perkins Global
For the fiscal years ended September 30	Value Fund
(all numbers in thousands)	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	10,763	202
Class C Shares	826	136
Class D Shares	6,676	6,843
Class I Shares	4,897	2,812
Class N Shares(1)	5,422	N/A
Class S Shares	4	82
Class T Shares	20,266	2,960
Redemption Fees
Class D Shares	2	2
Class I Shares	1	1
Class S Shares	–	–
Class T Shares	3	1
Reinvested Dividends and Distributions
Class A Shares	39	3
Class C Shares	15	–
Class D Shares	4,083	1,596
Class I Shares	282	71
Class S Shares	20	12
Class T Shares	1,136	415
Shares Repurchased
Class A Shares	(1,223)	(112)
Class C Shares	(131)	(13)
Class D Shares	(10,149)	(12,863)
Class I Shares	(6,934)	(927)
Class N Shares(1)	(131)	N/A
Class S Shares	(118)	(397)
Class T Shares	(5,102)	(4,806)
Net Increase/(Decrease) from Capital Share Transactions	30,647	(3,982)
Net Increase/(Decrease) in Net Assets	43,316	(3,609)
Net Assets:
Beginning of period	95,329	98,938
End of period	$138,645	$95,329

Undistributed Net Investment Income*	$1,185	$1,645

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Perkins Global Value Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.62	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.60	(0.01)	0.68	1.40
Total from Investment Operations	1.96	0.24	0.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)*	(0.34)	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$12.88	$11.62	$11.60	$10.90
Total Return**	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	37%	51%	49%^	62%

Class C Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Perkins Global Value Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.50	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.65	(0.06)	0.60	1.45
Total from Investment Operations	1.92	0.17	0.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)*	(0.34)	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$12.75	$11.50	$11.52	$10.92
Total Return**	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%(4)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.59%(4)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets for Class C Shares. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

20 | SEPTEMBER 30, 2012

Class D Shares

	Perkins Global Value Fund
For a share outstanding during each fiscal year or period ended September 30	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.67	$11.65	$11.16
Income from Investment Operations:
Net investment income	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.73	(0.02)	0.30
Total from Investment Operations	1.99	0.28	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.35)	(0.26)	–
Distributions (from capital gains)*	(0.34)	–	–
Redemption fees	–(2)	–(2)	–(2)
Total Distributions and Other	(0.69)	(0.26)	–
Net Asset Value, End of Period	$12.97	$11.67	$11.65
Total Return**	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	2.12%	2.25%	2.61%
Portfolio Turnover Rate	37%	51%	49%^

Class I Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Perkins Global Value Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$11.51	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.60	(0.09)	0.61	1.46
Total from Investment Operations	1.97	0.29	0.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)*	(0.34)	–	–	–
Redemption fees	–(2)	–(2)	–	–
Total Distributions and Other	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$12.78	$11.51	$11.52	$10.92
Total Return**	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Fund | 21

Financial Highlights  (continued)

Class N Shares

Perkins Global
Value Fund
For a share outstanding during the fiscal period ended September 30	2012(1)

Net Asset Value, Beginning of Period	$11.55
Income from Investment Operations:
Net investment income	0.03
Net gain on investments (both realized and unrealized)	1.20
Total from Investment Operations	1.23
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$12.78
Total Return**	10.65%
Net Assets, End of Period (in thousands)	$5,317
Average Net Assets for the Period (in thousands)	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%
Ratio of Net Expenses (after Waivers and Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Investment Income to Average Net Assets***	4.09%
Portfolio Turnover Rate	37%

Class S Shares

For a share outstanding during each fiscal year ended September 30, the eleven-month	Perkins Global Value Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$11.68	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.73	(0.03)	0.64	1.25
Total from Investment Operations	1.95	0.24	0.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)*	(0.34)	–	–	–
Redemption fees	–	–(4)	–	0.17
Total Distributions and Other	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$12.99	$11.68	$11.67	$11.02
Total Return**	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (after Waivers and Expense Offsets) to Average Net Assets***	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	37%	51%	49%^	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

22 | SEPTEMBER 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended
September 30, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$11.66	$11.64	$10.95	$9.36	$17.21	$15.32
Income from Investment Operations:
Net investment income	0.27	0.29	0.18	0.23	0.15	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.70	(0.03)	0.66	2.11	(7.26)	4.13
Total from Investment Operations	1.97	0.26	0.84	2.34	(7.11)	4.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.24)	(0.15)	(0.13)	(0.27)	(0.09)
Distributions (from capital gains)*	(0.34)	–	–	(0.62)	(0.48)	(2.22)
Redemption fees	–(2)	–(2)	–(2)	–(2)	0.01	–(2)
Total Distributions and Other	(0.68)	(0.24)	(0.15)	(0.75)	(0.74)	(2.31)
Net Asset Value, End of Period	$12.95	$11.66	$11.64	$10.95	$9.36	$17.21
Total Return**	17.58%	2.18%	7.70%	27.37%	(42.89)%	30.59%
Net Assets, End of Period (in thousands)	$39,079	$19,582	$20,883	$98,415	$85,625	$188,616
Average Net Assets for the Period (in thousands)	$26,585	$21,082	$48,157	$84,893	$136,813	$162,723
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.09%	1.09%	1.31%	1.25%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.09%	1.09%	1.30%	1.24%	1.06%
Ratio of Net Investment Income to Average Net Assets***	2.02%	2.18%	2.41%	1.05%	0.70%	0.43%
Portfolio Turnover Rate	37%	51%	49%^	62%	18%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Value Fund | 23

Notes to Schedule of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Broadcast Services and Programming	$–	$1,853,881	$–
Oil Companies – Integrated	2,203,256	1,577,486	–
All Other	109,992,201	–	–

Repurchase Agreement	–	23,475,000	–

Total Investments in Securities	$112,195,457	$26,906,367	$–

Other Financial Instruments(a):	$–	$(24,995)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2012 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$29,473,663

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

24 | SEPTEMBER 30, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in

Janus Value Fund | 25

Notes to Financial Statements (continued)

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter

26 | SEPTEMBER 30, 2012

M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants,

Janus Value Fund | 27

Notes to Financial Statements (continued)

swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year ended September 30, 2012.

Transfers Out
of Level 2
Fund	to Level 1

Perkins Global Value Fund	$40,538,318

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the fiscal year ended September 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund

28 | SEPTEMBER 30, 2012

may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course

Janus Value Fund | 29

Notes to Financial Statements (continued)

of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2012.

Fair Value of Derivative Instruments as of September 30, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$13,572	Forward currency contracts	$38,567

Total		$13,572		$38,567

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the fiscal year ended September 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended September 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$352,224	$352,224

Total	$–	$–	$–	$352,224	$352,224

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$(165,462)	$(165,462)

Total	$–	$–	$–	$(165,462)	$(165,462)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in

30 | SEPTEMBER 30, 2012

Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Value Fund | 31

Notes to Financial Statements (continued)

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Perkins Global Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and

32 | SEPTEMBER 30, 2012

distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended September 30, 2012, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(7,159)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation

Janus Value Fund | 33

Notes to Financial Statements (continued)

(“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,480 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund’s Chief Compliance Officer and certain other Fund officers may be compensated by the Fund. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Fund. Total compensation of $781,717 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended September 30, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2012, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$2,343

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year ended September 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$445

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund held for 90 days or less. This

34 | SEPTEMBER 30, 2012

fee was paid to the Fund rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 2, 2012, the 2.00% redemption fee charged by the Fund upon the sale or exchange of Class D Shares, Class I Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer being charged by the Fund.

Total redemption fees received by the Fund for the fiscal year ended September 30, 2012 are indicated in the table below:

Fund	Redemption Fee

Perkins Global Value Fund	$6,033

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/11	Purchases	Purchases	Redemptions	Redemptions	9/30/12

Perkins Global Value Fund - Class N Shares	$–	$50,000	5/31/12	$(50,000)	9/20/12	$–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Perkins Global Value Fund	$2,877,636	$4,447,474	$–	$–	$–	$4,553	$8,613,377

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Janus Value Fund | 35

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Global Value Fund	$130,488,447	$12,875,763	$(4,262,386)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

For the fiscal year ended September 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$2,846,382	$2,803,905	$–	$–

For the fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$2,133,648	$–	$–	$–

6.	Capital Share Transactions

For the fiscal years ended September 30	Perkins Global Value Fund
(all numbers in thousands)	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	882	16
Reinvested dividends and distributions	3	–
Shares repurchased	(100)	(9)
Net Increase/(Decrease) in Fund Shares	785	7
Shares Outstanding, Beginning of Period	21	14
Shares Outstanding, End of Period	806	21
Transactions in Fund Shares – Class C Shares:
Shares sold	69	12
Reinvested dividends and distributions	1	–
Shares repurchased	(11)	(1)
Net Increase/(Decrease) in Fund Shares	59	11
Shares Outstanding, Beginning of Period	12	1
Shares Outstanding, End of Period	71	12
Transactions in Fund Shares – Class D Shares:
Shares sold	547	553
Reinvested dividends and distributions	351	131
Shares repurchased	(830)	(1,042)
Net Increase/(Decrease) in Fund Shares	68	(358)
Shares Outstanding, Beginning of Period	6,041	6,399
Shares Outstanding, End of Period	6,109	6,041
Transactions in Fund Shares – Class I Shares:
Shares sold	406	230
Reinvested dividends and distributions	25	6
Shares repurchased	(553)	(76)
Net Increase/(Decrease) in Fund Shares	(122)	160
Shares Outstanding, Beginning of Period	392	232
Shares Outstanding, End of Period	270	392

36 | SEPTEMBER 30, 2012

For the fiscal years ended September 30	Perkins Global Value Fund
(all numbers in thousands)	2012	2011

Transactions in Fund Shares – Class N Shares(1):
Shares sold	426	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	(10)	N/A
Net Increase/(Decrease) in Fund Shares	416	N/A
Shares Outstanding, Beginning of Period	N/A	N/A
Shares Outstanding, End of Period	416	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	–	7
Reinvested dividends and distributions	2	1
Shares repurchased	(10)	(32)
Net Increase/(Decrease) in Fund Shares	(8)	(24)
Shares Outstanding, Beginning of Period	32	56
Shares Outstanding, End of Period	24	32
Transactions in Fund Shares – Class T Shares:
Shares sold	1,655	240
Reinvested dividends and distributions	98	34
Shares repurchased	(416)	(389)
Net Increase/(Decrease) in Fund Shares	1,337	(115)
Shares Outstanding, Beginning of Period	1,680	1,795
Shares Outstanding, End of Period	3,017	1,680

(1)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to September 30, 2012.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$53,235,754	$35,419,015	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Value Fund | 37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Global Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2012

38 | SEPTEMBER 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Management Fee Evaluation

During 2011, and particularly during November and December, the Boards of Trustees (Trustees) of Janus Investment Fund (JIF) and Janus Aspen Series (JAS) reviewed significant information in connection with considering the continuation of existing investment advisory agreements in effect between Janus Capital Management LLC (JCM) and certain series of JIF and JAS (together, the Janus Funds).1 In connection with their review, the Trustees engaged an independent fee consultant to assist them in the evaluation of the following fee-related issues:

•	the nature, extent, and quality of JCM’s services provided to the Janus Funds, including fund performance;

•	management fees[2] (and components thereof) charged by other mutual fund advisers for similar services, including a comparison of total expenses;[3]

•	management fees (and components thereof) charged to JCM’s institutional and other clients for similar services;

•	costs to JCM and its affiliates of providing services pursuant to the investment advisory agreements;

•	profit margins of JCM and its affiliates from providing those services;

•	possible economies of scale as a fund grows larger; and

•	continued use of performance fees on certain Janus Funds.

On December 8, 2011, the Trustees approved the continuation of the existing investment advisory agreements and related administration agreements for each of the Janus Funds, having determined, in consultation with their independent fee consultant, that the management fees charged by JCM to each of the Janus Funds, in relation to the services provided by JCM, were reasonable.

The following summarizes the findings of the independent fee consultant retained by the Trustees as provided to the Trustees on December 8, 2011.

Summary Findings
Over three years, JCM delivered strong, though declining, performance to the Janus Funds at management fees that are significantly lower than the mean management fees charged by the advisers of comparable mutual funds. For the 36 months ended September 30, 2011, approximately 45% of the Janus Funds were in the top quartile of performance when compared to their respective peer groups established by Lipper, Inc. (“Lipper”) based on total returns, and approximately 62% were in the top two quartiles. For the 12 months ended September 30, 2011, approximately 18% of the Janus Funds were in the top quartile of performance, and approximately 41% were in the top two quartiles. Fifty-five percent of the Janus Funds had a four- or five-star overall rating from Morningstar as of September 30, 2011. Please visit janus.com or call 877-335-2687 for more recent performance information for the Janus Funds.

For the fiscal periods ended December 31, 20104 or March 31, 20115 (together, the “Fiscal Periods”), the total expenses of the Janus Funds were, on average, 15% below the mean total expenses of each fund’s respective Lipper Expense Group and 23% below the mean total expenses for the respective Lipper Expense Universe.

For the Fiscal Periods, the management fees for the Janus Funds were, on average, 8% below the mean management fees for each fund’s respective Lipper Expense Group and 9% below the mean for their respective Lipper Expense Universe.

Within those larger averages, the management fees and total expenses of individual Janus Funds and share classes are reasonable.

The management fees JCM charges to the Janus Funds are also reasonable in relation to the management fees it charges to its institutional and subadvised accounts. Those other accounts have different service and

Janus Value Fund | 39

Additional Information (unaudited) (continued)

infrastructure needs. Moreover, the average spread between management fees charged to the Janus Funds and those charged to JCM’s institutional and subadvised accounts is less than the average spread between such management fees charged by other advisers according to recent industry surveys.

The level of profit earned by JCM from managing the Janus Funds appears to be reasonable.

Analysis completed by the independent fee consultant cannot definitively demonstrate or confirm overall economies of scale in the Janus complex. Shareholders are well served by the fee levels and structures in place on the Janus Funds in light of any economies of scale that may be present.

The indices and methodologies used in the calculation of performance fees are appropriate, including for continued use. The use of performance fee adjustments has not had a negative impact on the portfolio management or risk profile of the Janus Funds that have performance fees.

Findings Related to Specific Factors
The following information contains certain conclusions of the independent fee consultant with respect to each of the factors described above:

I. Nature and Quality of Services Provided
JCM provides a number of different services for the Janus Funds and their shareholders ranging from investment management services to various other servicing functions. JCM is a capable provider of those services. JCM has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance for its clients over the long term. These include:

•	Leading Edge Research – JCM has a research staff that provides a steady stream of proprietary ideas and analytical rigor to the Janus fund managers.

•	Breadth of Research Coverage – JCM has invested in growing its research talent into a number of different market sectors and asset classes. This expanded breadth allows Janus fund managers a broader base of investment options and more opportunities to find undervalued securities.

•	Performance-Focused Culture – JCM has a performance-driven culture combining both strong competitive instincts and collegial cooperation. JCM’s Denver location, away from the major financial centers, can be a positive element in building a strong team and culture.

•	Customer Service-Driven Culture – In their customer service and transfer agency operations, JCM and its affiliates have maintained a strong commitment to service and to measurements that track service performance. JCM has made continual improvements to its website, providing strong web-based service capabilities. As the market has evolved towards advice-driven channels, JCM has evolved its distribution organization and services to support these new channels. JCM continues to add infrastructure to support these new intermediaries.

•	Efficient Cost Structure and Associated Low Total Expenses – JCM has developed an ability to leverage its investment management personnel across larger pools of assets than many other complexes. To the extent lower operating costs at JCM allow for lower management fees or additional investments in investment management, these lower costs can enhance performance of the Janus Funds.

•	Financial Discipline – JCM has shown strong financial discipline in recent years by aggressively managing its costs in the face of declines in revenues. Throughout this process, JCM has continued to invest in its research personnel to maintain its core competence in investment management. Janus has also preserved core capabilities while cutting costs and restructuring its capital structure on a more conservative basis.

•	Quality Trading Infrastructure – JCM maintains trading operations in Denver, London, and Singapore. The U.S. trading personnel are competent, qualified professionals supported by strong systems and market linkages. In particular it was noted that JCM traders are a significant source of advantage for JCM in obtaining best execution on trades.

II. Total Expenses Paid by the Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: As of the Fiscal Periods, the total expenses of each of the Janus Funds were, on average, 15% to 23% below the mean total expenses of comparable funds within a fund’s respective Lipper peer group. In most cases, Janus was below peer expenses for expense components of individual fund segments. There were five key areas where a certain component of Janus average expenses for a given fund category was above peer expenses.

These five areas were (a) Janus Money Market Funds management fees, (b) Janus Specialty Funds non-management expenses, (c) Janus Fixed-Income Funds management fees, (d) Janus Value Funds management fees, and (e) Janus Core Funds nonmanagement expenses. Each of these areas received deeper analysis. The independent fee consultant concluded that, in those

40 | SEPTEMBER 30, 2012

areas where a JCM expense component was above peer expense averages, such variances were reasonable.

Please visit janus.com/info (or janus.com/reports if you hold shares directly with Janus) or call Janus at 877.33JANUS (or 800.525.3713 if you hold shares directly with Janus) for information on Janus Funds’ expenses or to obtain a prospectus or, if available, a summary prospectus that includes a description of such expenses.

Individual Janus Funds (consisting of 239 individual share classes): As of the Fiscal Periods, 113 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their expenses versus peers.6 Another 58 of the Janus Funds’ share classes were found to have expense ratios that appeared balanced in relation to their performance.7 Within this group, individual classes with higher expenses had higher performance; and individual classes with lower expenses had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and such classes were categorized based on one-year of returns.8 Six share classes were new to 2011 and did not yet have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Analysis of 49 share classes found that trend lines by fund, recent and planned corrective action, assets under management (AUM) levels, average account sizes and other factors found expenses on these classes to be reasonable.10

III. Management Fees Paid by Janus Funds vs. Those Paid by Other Mutual Funds
All Janus Funds: The asset-weighted mean management fee paid by the Janus Funds for the Fiscal Periods was 8% below the 0.68% mean management fees of the respective Lipper Expense Group and 9% below the 0.69% mean management fees of the respective Lipper Expense Universe.

Individual Janus Funds (consisting of 235 individual share classes): As of the Fiscal Periods, 119 of the Janus Funds’ share classes had a level of performance versus peers significantly better than the relative level of their management fees versus peers.11 Forty-five classes were found to have management fees that appeared balanced in relation to their performance.12 Within the latter group, individual classes with higher management fees had higher performance, and individual classes with lower management fees had lower performance. Thirteen share classes did not yet have three-year performance histories for evaluation and were categorized based on one-year returns.8 Five share classes were in full management fee waiver typically associated with smaller funds.13 Six share classes were new to 2011 and did not have one year of performance history available for analysis. The screening criteria was not applied to these share classes.9 Forty-seven share classes received more detailed review. The detailed review of these classes found that trend lines and/or planned corrective actions were likely to result in reasonable fee and service combinations for investors.14

IV. Management Fees Paid by Janus Funds vs. Those Paid by Other Janus Clients
In addition to managing mutual funds, JCM also provides investment management and services to other types of clients, including institutional/private accounts (also called separate accounts) and subadvised mutual funds. Similar to other asset managers, JCM’s services for these different account types have significant differences, as shown below.

Mutual Funds	Institutional Accounts

Serve a large base of investors	Serve a narrower base of investors
Distributed mostly by intermediaries	Distributed directly
Small shareholder account balances	Large account balances
Standardized pricing/fees	Customized pricing/fees
Standardized reporting	Customized reporting
Offer daily liquidity	Offer less than daily liquidity
Subject to 1940 Act regulation	Not subject to 1940 Act regulation
Extensive regulatory reporting	Limited regulatory reporting
Board oversight	No Board oversight
Class action suits filed	No class action suits filed

Within the industry, pricing for different account types reflects those differences. The independent fee consultant reviewed industry data on institutional account fees and subadvised fees, and analyzed the fee spreads between JCM institutional accounts and their mutual fund counterparts, relative to retail-institutional fee spreads seen across the industry. The independent fee consultant believes that the differential between management fees charged to the Janus Funds by JCM and management fees charged to institutional and subadvised accounts by JCM are reasonable in light of the different levels of services provided.

V. JCM Costs and Profitability
JCM generated profit margins that are in line with other large public advisers. In the opinion of the independent fee consultant, healthy profitability should help investors by ensuring JCM has the continued ability to attract top investment management talent, and a continuing ability to invest in those resources and business activities that produce superior performance.

Janus Value Fund | 41

Additional Information (unaudited) (continued)

VI. Possible Economies of Scale
As a manager of a large fund complex, JCM and the Janus Funds may have economies of scale in certain cost elements that can provide benefits as assets grow. Some areas which may have such benefits are:

•	Out of Pocket Expenses – The Janus Funds may share directly in any expense reductions negotiated with third-party service providers.

•	Brokerage Commissions – The Janus Funds share directly in economies of scale through JCM’s negotiation of favorable brokerage commission rates.

•	Other – The Janus Funds can also benefit indirectly from economies of scale through the enhanced levels of resources such economies provide to JCM in its pursuit of performance. One example of this is the addition of research staff as assets grow.

•	Other Fund Nonmanagement Expenses – The Janus Funds may also benefit from a reduction in certain non-management expenses that tend to decline, in terms of basis points, as fund sizes get larger.

There may be diseconomies of scale in certain costs that can work against economies found in other cost elements. Some areas which may have such diseconomies are:

•	large complex legal and regulatory costs; and

•	concentrated fund trading costs.

The independent fee consultant considered various analytical approaches in viewing economies or diseconomies of scale.

VII. Continued Use of Performance Fees on Janus Funds
In assessing whether the continued use of performance fees on certain Janus Funds is appropriate, the independent fee consultant considered (a) the appropriateness of benchmarks used, (b) the appropriateness of the performance calculation methodology, (c) whether any performance-based adjustment had any adverse effect on the management or risk profile of the Janus Funds that have performance fees, and (d) the appropriateness of the continued use of performance-based adjustment structure set out in the advisory agreements. Following this review, the independent fee consultant determined that the continued use of performance fees is appropriate for Janus Funds that charge a performance fee and is in the interests of fund shareholders.

Conclusions
The independent fee consultant concluded that the services provided by JCM and expenses incurred by the Janus Funds over the prior year were reasonable and provide adequate justification for continuation of the Janus Funds’ existing advisory agreements.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.335.2687 (or 800.525.3713 if you hold shares directly with Janus) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Trustees considered information related to all share classes of each fund within JIF and JAS that had commenced operations as of July 31, 2010.

[2]	“Management fees” refers to the actual annual rate of advisory and administration fees, if any, net of any waivers, paid by a fund as a percentage of the fund’s average net assets.

[3]	“Total expenses” refers to the total annual expenses, net of any fee waivers, paid by a fund as a percentage of the fund’s average net assets.

[4]	The Janus Funds with the fiscal period ended December 31, 2010 are: Janus Conservative Allocation Fund, Janus Flexible Bond Fund, Janus Government Money Market Fund, Janus Growth Allocation Fund, Janus High-Yield Fund, Janus Moderate Allocation Fund, Janus Money Market Fund, Janus Short-Term Bond Fund, Janus World Allocation Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, Perkins Value Plus Income Fund, Janus Aspen Balanced Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Janus Portfolio, Janus Aspen Overseas Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, and Janus Aspen Worldwide Portfolio.

[5]	The Janus Funds with the fiscal period ended March 31, 2011 are: Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Equity Fund, Janus Overseas Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund.

[6]	The 113 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class T Shares), Janus Global Technology Fund (Class D Shares), Janus Growth Allocation Fund (Class D Shares, Class I Shares, Class T Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I

42 | SEPTEMBER 30, 2012

Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class D Shares, Class I Shares), INTECH U.S. Growth Fund (Class I Shares, Class T Shares), Perkins Global Value Fund (Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[7]	The 58 Janus Funds’ share classes are: Janus Enterprise Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class D Shares, Class I Shares), Janus Global Research Fund (Class C Shares, Class I Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class I Shares, Class S Shares, Class T Shares), Janus Government Money Market Fund (Class D Shares, Class T Shares), Janus Growth and Income Fund (Class D Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class S Shares), Janus Money Market Fund (Class D Shares, Class T Shares), Janus Overseas Fund (Class R Shares), Janus Research Fund (Class C Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), INTECH International Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Core Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class A Shares, Class C Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[8]	The 13 Janus Funds’ share classes are: Janus Global Real Estate Fund (Class D Shares), Janus International Equity Fund (Class D Shares), Janus World Allocation Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), and Perkins Large Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[9]	The 6 Janus Fund share classes are: Perkins Value Plus Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares).

[10]	The 49 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class A Shares, Class C Shares, Class R Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class R Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class S Shares, Class T Shares), Janus Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Global Technology Fund (Class C Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Worldwide Fund (Class R Shares), INTECH International Fund (Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class S Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

[11]	The 119 Janus Funds’ share classes are: Janus Balanced Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Conservative Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Flexible Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Real Estate Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Growth Allocation Fund (Class I Shares), Janus High-Yield Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus International Equity Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Moderate Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Overseas Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Research Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), Janus Short-Term Bond Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Triton Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Venture Fund (Class D Shares, Class T Shares), INTECH U.S. Core Fund (Class A Shares, Class D Shares, Class I Shares, Class T Shares), INTECH U.S. Growth Fund (Class A Shares, Class I Shares, Class T Shares), INTECH U.S. Value Fund (Class A Shares, Class I Shares, Class T Shares), Perkins Global Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Perkins Mid Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Perkins Small Cap Value Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class R Shares, Class S Shares, Class T Shares), Janus Aspen Balanced Portfolio (Institutional Shares, Service Shares), Janus Aspen Flexible Bond Portfolio (Institutional Shares, Service Shares), Janus Aspen Global Technology Portfolio (Institutional Shares, Service Shares, Service II Shares), Janus Aspen Overseas Portfolio (Institutional Shares, Service Shares, Service II Shares), and Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares, Service Shares).

[12]	The 45 Janus Funds’ share classes are: Janus Enterprise Fund (Class A Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class D Shares), Janus Global Life Sciences Fund (Class I Shares), Janus Global Research Fund (Class C Shares, Class S Shares), Janus Global Select Fund (Class A Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Global Technology Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, Class T Shares), Janus Growth Allocation Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus Research Fund (Class C Shares, Class S Shares), Janus Worldwide Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), INTECH U.S. Core Fund (Class C Shares, Class S Shares), INTECH U.S. Growth Fund (Class C Shares, Class S Shares), INTECH U.S. Value Fund (Class C Shares, Class S Shares), Janus Aspen Enterprise Portfolio (Institutional Shares, Service Shares), and Janus Aspen Janus Portfolio (Institutional Shares, Service Shares).

[13]	The 5 Janus Fund share classes are: INTECH International Fund (Class A Shares, Class C Shares, Class I Shares, Class S Shares, Class T Shares).

[14]	The 47 Janus Funds’ share classes are: Janus Contrarian Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Enterprise Fund (Class C Shares), Janus Forty Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Life Sciences Fund (Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class T Shares), Janus

Janus Value Fund | 43

Additional Information (unaudited) (continued)

Global Market Neutral Fund (Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Global Select Fund (Class C Shares, Class R Shares), Janus Growth and Income Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, Class T Shares), Janus Twenty Fund (Class D Shares, Class T Shares), Janus Aspen Forty Portfolio (Institutional Shares, Service Shares), and Janus Aspen Worldwide Portfolio (Institutional Shares, Service Shares, Service II Shares).

As of April 27, 2012, Service II Shares of Janus Aspen Global Technology Portfolio and Janus Aspen Overseas Portfolio converted to Service Shares of each respective Portfolio.

As of April 27, 2012, Service II Shares of Janus Aspen Worldwide Portfolio were liquidated.

44 | SEPTEMBER 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect ratios for the prior fiscal year. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Value Fund | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire

46 | SEPTEMBER 30, 2012

portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Fund | 47

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended September 30, 2012:

Capital Gain Distributions

Fund

Perkins Global Value Fund	$2,803,905

Dividends Received Deduction Percentage

Fund

Perkins Global Value Fund	45%

Qualified Dividend Income Percentage

Fund

Perkins Global Value Fund	100%

48 | SEPTEMBER 30, 2012

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
Portfolios/Funds
				in Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Value Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds
				in Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005); Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

50 | SEPTEMBER 30, 2012

TRUSTEES (continued)

				Number of
				Portfolios/Funds
				in Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Value Fund | 51

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52 | SEPTEMBER 30, 2012

Notes

Janus Value Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1012-25632	125-02-02800 11-12

Item 2 - Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 - Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 - Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2012	$793,931	$0	$191,424	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2011	$712,288	$0	$255,451	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2012	$33,772	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2011	$55,001	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, non- recurring audit, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 29, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 29, 2012

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)
Date: November 29, 2012